UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-21153
                                                     ---------------------

               Nuveen Maryland Dividend Advantage Municipal Fund 3
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               (Exact name of registrant as specified in charter)



                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
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               (Address of principal executive offices) (Zip code)

                                Kevin J. McCarthy
                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
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                     (Name and address of agent for service)

      Registrant's telephone number, including area code:  (312) 917-7700
                                                           -------------------

                  Date of fiscal year end: May 31
                                           ------------------

                  Date of reporting period: May 31, 2010
                                            ------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.


                                                                          [LOGO]
                                                                  NUVEEN
                                                                     INVESTMENTS

Closed-End Funds

--------------------------------------------------------------------------------
Nuveen Investments
Municipal Closed-End Funds

IT'S NOT WHAT YOU EARN, IT'S WHAT YOU KEEP.(R)

Annual Report
May 31, 2010

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
--------------------------  ------------------------  --------------------------  --------------------------
NUVEEN MARYLAND             NUVEEN MARYLAND           NUVEEN MARYLAND             NUVEEN MARYLAND
PREMIUM INCOME              DIVIDEND ADVANTAGE        DIVIDEND ADVANTAGE          DIVIDEND ADVANTAGE
MUNICIPAL FUND              MUNICIPAL FUND            MUNICIPAL FUND 2            MUNICIPAL FUND 3
NMY                         NFM                       NZR                         NWI

--------------------------  ------------------------  --------------------------
NUVEEN VIRGINIA             NUVEEN VIRGINIA           NUVEEN VIRGINIA
PREMIUM INCOME              DIVIDEND ADVANTAGE        DIVIDEND ADVANTAGE
MUNICIPAL FUND              MUNICIPAL FUND            MUNICIPAL FUND 2
NPV                         NGB                       NNB

                                                                          May 10

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OR

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If you receive your Nuveen Fund dividends and statements directly from Nuveen.

                                                                          [LOGO]
                                                                  NUVEEN
                                                                     INVESTMENTS

Chairman's Letter to Shareholders

[PHOTO OF ROBERT P. BREMNER]

DEAR SHAREHOLDER,

The economic environment in which your Fund operates reflects continuing but uneven economic recovery. The U.S. and other major industrial countries are experiencing steady but comparatively low levels of economic growth, while emerging market countries are seeing a resumption of relatively strong economic expansion. The potential impact of steps being considered by many governments to counteract the extraordinary governmental spending and credit expansion to deal with the recent financial and economic crisis is injecting uncertainty into global financial markets. The implications for future tax rates, government spending, interest rates and the pace of economic recovery in the U.S. and other leading economies are extremely difficult to predict at the present time. The long term health of the global economy depends on restoring some measure of fiscal discipline around the world, but since all of the corrective steps require economic pain, it is not surprising that governments are reluctant to undertake them.

In the near term, governments remain committed to furthering economic recovery and realizing a meaningful reduction in their national unemployment rates. Such an environment should produce continued economic growth and, consequently, attractive investment opportunities. Over the longer term, the larger uncertainty mentioned earlier carries the risk of unexpected potholes in the road to sustained recovery. For this reason, Nuveen's investment management teams are working hard to balance return and risk by building well-diversified portfolios, among other strategies. I encourage you to read the following commentary on the management of your Fund. As always, I also encourage you to contact your financial consultant if you have any questions about your Nuveen Fund investment. Please consult the Nuveen website for the most recent information on your Nuveen Fund at: www.nuveen.com.

On behalf of the other members of your Fund's Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

/s/ Robert P. Bremner

Robert P. Bremner
Chairman of the Board
July 22, 2010

                                                            Nuveen Investments 1

Portfolio Manager's Comments

NUVEEN MARYLAND PREMIUM INCOME MUNICIPAL FUND (NMY)
NUVEEN MARYLAND DIVIDEND ADVANTAGE MUNICIPAL FUND (NFM)
NUVEEN MARYLAND DIVIDEND ADVANTAGE MUNICIPAL FUND 2 (NZR)
NUVEEN MARYLAND DIVIDEND ADVANTAGE MUNICIPAL FUND 3 (NWI)
NUVEEN VIRGINIA PREMIUM INCOME MUNICIPAL FUND (NPV)
NUVEEN VIRGINIA DIVIDEND ADVANTAGE MUNICIPAL FUND (NGB)
NUVEEN VIRGINIA DIVIDEND ADVANTAGE MUNICIPAL FUND 2 (NNB)

Portfolio manager Cathryn Steeves reviews economic and municipal market conditions at the national and state levels, key investment strategies and the twelve-month performance of the Nuveen Maryland and Virginia funds. Cathryn, who joined Nuveen in 1996, has managed these seven Funds since 2006.

WHAT FACTORS AFFECTED THE U.S. ECONOMIC AND MUNICIPAL MARKET ENVIRONMENTS DURING THE TWELVE-MONTH REPORTING PERIOD ENDED MAY 31, 2010?

During this reporting period, municipal bond prices generally rose as strong cash flows into municipal bond funds combined with tighter supply of new tax-exempt issuance to provide favorable supply and demand conditions. As the period began, there continued to be considerable downward pressure on the economy, and both the Federal Reserve (Fed) and the federal government continued their efforts to improve the overall economic environment. For its part, the Fed continued to hold the benchmark fed funds rate in a target range of zero to 0.25% since cutting it to this record low level in December 2008. At its June 2010 meeting (following the end of this reporting period), the central bank renewed its pledge to keep the fed funds rate "exceptionally low" for an "extended period." As part of its efforts, the federal government put into place the American Recovery and Reinvestment Act of 2009, a $787 billion economic stimulus package intended to provide job creation, tax relief, fiscal assistance to state and local governments and expansion of unemployment benefits and other federal social welfare programs.

In recent months, these and other measures taken by the Fed and the government to ease the economic recession have produced some incipient signs of improvement. In the first quarter of 2010, the U.S. economy, as measured by the U.S. gross domestic product (GDP), grew at an annualized rate of 2.7%. This marked the first time since 2007 that the economy had strung together three consecutive positive quarters. Housing also provided something of a bright spot, as the average home price gained 3.8% for the twelve months ended April 2010, the largest year-over-year increase since September 2006. At the same time, inflation continued to be relatively tame, as the Consumer Price Index (CPI) rose 2.0% year-over-year as of May 2010, driven mainly by increased prices

CERTAIN STATEMENTS IN THIS REPORT ARE FORWARD-LOOKING STATEMENTS. DISCUSSIONS OF SPECIFIC INVESTMENTS ARE FOR ILLUSTRATION ONLY AND ARE NOT INTENDED AS RECOMMENDATIONS OF INDIVIDUAL INVESTMENTS. THE FORWARD-LOOKING STATEMENTS AND OTHER VIEWS EXPRESSED HEREIN ARE THOSE OF THE PORTFOLIO MANAGER AS OF THE DATE OF THIS REPORT. ACTUAL FUTURE RESULTS OR OCCURRENCES MAY DIFFER SIGNIFICANTLY FROM THOSE ANTICIPATED IN ANY FORWARD-LOOKING STATEMENTS, AND THE VIEWS EXPRESSED HEREIN ARE SUBJECT TO CHANGE AT ANY TIME, DUE TO NUMEROUS MARKET AND OTHER FACTORS. THE FUNDS DISCLAIM ANY OBLIGATION TO UPDATE PUBLICLY OR REVISE ANY FORWARD-LOOKING STATEMENTS OR VIEWS EXPRESSED HEREIN.

2 Nuveen Investments
for gasoline and fuel oil. The core CPI (which excludes food and energy) rose 0.9% over the year, the lowest pace since 1966 and within the Fed's official objective of 2.0% or lower for this measure. While labor markets remained weak, recent months saw some improvement. As of May 2010, the national unemployment rate was 9.7%, up from 9.4% in May 2009 but below the 26-year high of 10.1% in October 2009.

Municipal market conditions began to show general signs of improvement throughout most of the period. This trend was bolstered by the reduced issuance of tax-exempt municipal debt, due in part to the introduction of the Build America Bond program in 2009. Build America Bonds are a new class of taxable municipal debt, created as part of the February 2009 economic stimulus package. These bonds currently offer municipal issuers a federal subsidy equal to 35% of the bonds' interest payments and therefore provide issuers with an attractive alternative to traditional tax-exempt debt. During the twelve months ended May 31, 2010, taxable Build America Bonds issuance totaled $95.9 billion, accounting for over 22% of new bonds issued in the municipal market.

Over the twelve months ended May 31, 2010, municipal bond issuance nationwide--both tax-exempt and taxable--totaled $428.1 billion, an increase of 17% compared with the twelve-month period ended May 31, 2009. Although total municipal issuance rose during these twelve months, supply actually would have fallen approximately 9% without the Build America Bonds issuance. Demand for tax-exempt bonds remained strong during this period, supported in part by the prospect of higher tax rates in the future. Combined with the lower supply of tax-exempt bonds, this provided support for municipal bond prices.

HOW WERE ECONOMIC AND MARKET CONDITIONS IN MARYLAND AND VIRGINIA DURING THIS PERIOD?

Over the past twelve months, Maryland's credit profile remained relatively strong, due to the state's historically sound fiscal management as well as a diverse economy that has fared better than the nation as a whole during the recession. In May 2010, Maryland's jobless rate was 7.2%, up from 7.0% in May 2009, but down from its recent high of 7.7% in early 2010. Like most other states, Maryland's finances have suffered due to declining revenues, which resulted in budget gaps and general fund deficits over the past three years. The state's $31.6 billion fiscal 2010 budget relied on $1 billion of federal stimulus funding, one-time measures, and mid-year reductions totaling more than $1 billion to close a $2.8 billion deficit. In February 2010, Moody's, Standard & Poor's (S&P), and Fitch confirmed their ratings on Maryland general obligation debt at Aaa/AAA/AAA, respectively, with stable outlooks. During the twelve months ended May 31, 2010, municipal issuance in the state totaled $6.9 billion, up almost 25% from the previous twelve-month period.

Virginia's proximity to Washington D.C. and a large military presence added some stability to the commonwealth's economy over the twelve-month period, particularly in the northern region. Unemployment in the commonwealth rose from 6.8% in May 2009 to 7.1% in May 2010, below the recent high of 7.3% in March 2010. Virginia was hard hit by the housing recession, especially in the Washington D.C. area, as home sale prices fell to 2002 levels. Recently, however, prices in the area have risen, adding some stability to residential construction. According to the S&P/Case-Shiller home price index, home prices in the Washington D.C. area rose 7.3% over the twelve months ended April 2010,

                                                            Nuveen Investments 3
compared with a 16.9% loss for the twelve months ended April 2009. For fiscal 2010 and 2011, Virginia faced budget shortfalls of $3.6 billion and $1.3 billion, respectively. As of May 2010, Moody's, S&P and Fitch maintained their ratings on Virginia general obligation debt at Aaa/AAA/AAA, respectively, with stable outlooks. During the twelve months ended May 31, 2010, issuance in Virginia totaled $8.5 billion, a decrease of 2% from the previous twelve months.

WHAT KEY STRATEGIES WERE USED TO MANAGE THESE FUNDS DURING THIS REPORTING
PERIOD?

As previously mentioned, the availability of tax-exempt bonds declined nationally during this period, due in part to the introduction of taxable Build America Bonds in April 2009. This program also had an impact on tax-exempt supply in Maryland and Virginia, both of which ranked among the top 15 states by dollar amount of bonds issued under the Build America Bond program. In Maryland, Build America Bond issuance represented approximately 30% of municipal issuance, while these bonds comprised about 25% of municipal supply in Virginia. Since interest payments from Build America Bonds represent taxable income, we do not view these bonds as good investment opportunities for the Maryland and Virginia Funds.

Despite the constrained issuance of tax-exempt municipal bonds, we continued to find attractive value opportunities, taking a bottom-up approach to discovering undervalued sectors and individual credits with the potential to perform well over the long term. In the Maryland Funds, we found value in several areas of the market, primarily in the health care sector, but also in transportation (specifically bonds issued for the Port of Baltimore) and higher education. The Virginia Funds also purchased health care and transportation credits (including zero coupon bonds issued to fund the Dulles Corridor Metrorail project) as well as dedicated tax bonds backed by Puerto Rico sales taxes.

Some of our investment activity during this period was driven by opportunities created by the provisions of the Build America Bond program. For example, tax-exempt supply was more plentiful in the health care and higher education sectors because, as 501(c)(3) (non-profit) organizations, hospitals and private universities generally do not qualify for the Build America Bond program and must continue to issue bonds in the tax-exempt municipal market. In addition, health care entities were active issuers during this period, as they sought to replace variable rate issuance with fixed rates. Refunding issues also are not covered by the Build America Bond program, and this resulted in attractive opportunities in various other sectors of the market.

The impact of the Build America Bond program was also evident in the area of longer-term issuance, as municipal issuers sought to take full advantage of the attractive financing terms offered by these bonds. Approximately 70% of Build America Bonds were issued with maturities of at least 30 years or more. Even though this significantly reduced the availability of tax-exempt credits with longer maturities, we continued to find good opportunities to purchase attractive longer-term bonds for these Funds. During this period, we generally focused on bonds in the 25-year to 30-year part of the yield curve offering 5% coupons or higher. These bonds helped us to maintain the Funds' durations within our target duration range and also rewarded investors as the yield curve remained steep.

4 Nuveen Investments

Cash for new purchases during this period was generated primarily by the proceeds from called and maturing bonds. In NPV, we also trimmed our position in bonds with very short maturities. On the whole, however, selling was relatively limited during this period, as the bonds in our portfolios generally offered higher yields than those available in the current marketplace.

As of May 31, 2010, all seven of these Funds continued to use inverse floating rate securities.(1) We employ inverse floaters as a form of leverage for a variety of reasons, including duration management as well as income and total return enhancement.

HOW DID THE FUNDS PERFORM?

Individual results for the Nuveen Maryland and Virginia Funds, as well as relevant index and peer group information, are presented in the accompanying table.

AVERAGE ANNUAL TOTAL RETURNS ON COMMON SHARE NET ASSET VALUE
FOR PERIODS ENDED
5/31/10

                                                              1-YEAR   5-YEAR   10-YEAR
---------------------------------------------------------------------------------------
MARYLAND FUNDS
NMY                                                           14.44%    4.51%     7.10%
NFM                                                           16.68%    4.42%      N/A
NZR                                                           16.13%    4.20%      N/A
NWI                                                           15.53%    4.66%      N/A

Standard & Poor's (S&P) Maryland Municipal Bond Index(2)       8.45%    4.40%     5.69%

Standard & Poor's (S&P) National Municipal Bond Index(3)       9.27%    4.31%     5.85%

Lipper Other States Municipal Debt Funds Average(4)           14.35%    4.04%     6.78%

VIRGINIA FUNDS
NPV                                                           13.19%    4.14%     6.85%
NGB                                                           15.13%    3.82%      N/A
NNB                                                           15.15%    4.06%      N/A

Standard & Poor's (S&P) Virginia Municipal Bond Index(2)       8.24%    4.27%     5.69%

Standard & Poor's (S&P) National Municipal Bond Index(3)       9.27%    4.31%     5.85%

Lipper Other States Municipal Debt Funds Average(4)           14.35%    4.04%     6.78%
---------------------------------------------------------------------------------------

For the twelve months ended May 31, 2010, the total returns on common share net asset value (NAV) for all of the Maryland and Virginia Funds exceeded the returns for their respective state's (S&P) Municipal Bond Index as well as the S&P National Municipal Bond Index. For the same period, all of the Funds except NPV also outperformed the average return for the Lipper Other States Municipal Debt Funds Average.

Key management factors that influenced the Funds' returns during this period included yield curve and duration positioning, credit exposure and sector allocation. In addition, the use of structural leverage was an important positive factor during this period. The impact of structural leverage is discussed in more detail on page seven.

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares.

For additional information, see the individual Performance Overview for your Fund in this report.

1 An inverse floating rate security, also known as an inverse floater, is a financial instrument designed to pay long-term tax-exempt interest at a rate that varies inversely with a short-term tax-exempt interest rate index. For the Nuveen Funds, the index typically used is the Securities Industry and Financial Markets (SIFM) Municipal Swap Index (previously referred to as the Bond Market Association Index or BMA). Inverse floaters, including those inverse floating rate securities in which the Funds invested during this reporting period, are further defined within the Notes to Financial Statements and Glossary of Terms Used in this Report sections of this report.

2 The Standard & Poor's (S&P) Municipal Bond Indexes for Maryland and Virginia are unleveraged, market value-weighted indexes designed to measure the performance of the tax-exempt, investment-grade Maryland and Virginia municipal bond markets, respectively. These indexes do not reflect any initial or ongoing expenses and are not available for direct investment.

3 The Standard & Poor's (S&P) National Municipal Bond Index is an unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. municipal bond market. This index does not reflect any initial or ongoing expenses and is not available for direct investment.

4 The Lipper Other States Municipal Debt Funds Average is calculated using the returns of all closed-end funds in this category for each period as follows: 1-year, 46 funds; 5-year, 46 funds; and 10-year, 18 funds. Lipper returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges. The Lipper average is not available for direct investment.

                                                            Nuveen Investments 5

During this period, bonds with longer maturities generally outperformed bonds with shorter maturities, with bonds at the longest end of the yield curve posting the strongest returns. The outperformance of longer term bonds was due in part to the decline in interest rates, particularly at the longer end of the curve. The scarcity of tax-exempt bonds with longer maturities also drove up the prices of these bonds. Overall, yield curve positioning and duration proved positive for the performance of the Virginia Funds and neutral to slightly negative in the Maryland Funds. The Virginia Funds tended to have more exposure to the outperforming longer part of the yield curve, while the Maryland Funds were underweighted in this area of the curve.

Credit exposure also played an important role in the performance of these Funds. The demand for municipal bonds increased during this period, driven by a variety of factors, including concerns about potential tax increases, the need to rebalance portfolio allocations and a growing appetite for additional risk. At the same time, the supply of new tax-exempt municipal paper declined, due largely to the Build America Bond program. As investors bid up municipal bond prices, bonds rated BBB or below and non-rated bonds generally outperformed those rated AAA. In this environment, the Funds' performance benefited from their allocations to lower quality credits. This was especially true in NFM, which had the heaviest weighting of lower-rated and non-rated bonds among the seven Funds. NMY and NPV, on the other hand, tended to have higher credit quality positions overall, particularly NMY, which had the highest allocation to AAA-rated bonds among these Funds. The higher credit quality hampered the relative performance of these two Funds during this period.

Overall, sector allocations were a positive factor for the Funds' performance during this period. Holdings that generally contributed to the Funds' returns included industrial development revenue (IDR) and health care bonds, both of which exceeded the overall municipal market return by substantial margins. Revenue bonds as a whole performed well, with transportation, housing and special tax among the sectors that outperformed the general municipal market for this period. Zero coupon bonds also were among the strongest performers. All of these Funds benefited from their overweight in health care, housing and other revenue (specifically dedicated tax) credits, while the Maryland Funds also had an overexposure to IDRs.

In contrast, pre-refunded bonds, which are often backed by U.S. Treasury securities, performed relatively poorly during this period. The underperformance of these bonds can be attributed primarily to their shorter effective maturities and higher credit quality. Among the revenue sectors, education, electric utilities, water and sewer and resource recovery trailed the overall municipal market by small margins, while many general obligation and other tax-backed bonds also failed to keep pace with the market for the twelve months. All of the Maryland and Virginia Funds were overweighted in pre-refunded bonds, and the Maryland Funds also had heavy exposures to higher education credits, which had a negative influence on comparative performance. On the other hand, these Funds were generally underweighted in tax-backed securities, which lessened the impact of the underperformance of these bonds.

6 Nuveen Investments

IMPACT OF THE FUNDS' LEVERAGE STRATEGIES ON PERFORMANCE

One important factor impacting the returns of these Funds relative to the comparative indexes was the Funds' use of financial leverage. The Funds use leverage because their managers believe that, over time, leveraging provides opportunities for additional income and total return for common shareholders. However, use of leverage also can expose common shareholders to additional volatility. For example, as the prices of securities held by a Fund decline, the negative impact of these valuation changes on common share net asset value and common shareholder total return is magnified by the use of leverage. Conversely, leverage may enhance common share returns during periods when bond prices generally are rising.

Leverage made a positive contribution to the performance of these Funds over this reporting period.

RECENT DEVELOPMENTS REGARDING THE FUNDS' LEVERAGED CAPITAL STRUCTURE

Shortly after their inceptions, each of the Funds issued auction rate preferred shares (ARPS) to create financial leverage. As noted in past shareholder reports, the ARPS issued by many closed-end funds, including these Funds, have been hampered by a lack of liquidity since February 2008. Since that time, more ARPS have been submitted for sale in each of their regularly scheduled auctions than there have been offers to buy. In fact, offers to buy have been almost completely non-existent since late February 2008. This means that these auctions have "failed to clear," and that many, or all, of the ARPS shareholders who wanted to sell their shares in these auctions were unable to do so. This lack of liquidity in ARPS did not lower the credit quality of these shares, and ARPS shareholders unable to sell their shares continued to receive distributions at the "maximum rate" applicable to failed auctions, as calculated in accordance with the pre-established terms of the ARPS. In the recent market, with short-term rates at multigenerational lows, those maximum rates also have been low.

One continuing implication for common shareholders from the auction failures is that each Fund's cost of leverage likely has been incrementally higher at times than it otherwise might have been had the auctions continued to be successful. As a result, each Fund's common share earnings likely have been incrementally lower at times than they otherwise might have been.

As noted in past shareholder reports, the Nuveen funds' Board of Directors/Trustees authorized several methods to refinance a portion of the Nuveen funds' outstanding ARPS. Some funds have utilized tender option bonds
(TOBs), also known as floating rate securities, for leverage purposes. The amount of TOBs that a fund may use varies according to the composition of each fund's portfolio. Some funds have a greater ability to use TOBs than others. Some funds have issued Variable Rate Demand Preferred (VRDP) Shares, but these issuances have been limited since it has been difficult to find liquidity providers on economically viable terms given the constrained credit environment. Some funds have issued MuniFund Term Preferred (MTP) Shares, a fixed rate form of preferred stock with a mandatory redemption period of five years.

                                                            Nuveen Investments 7

While all these efforts have reduced the total amount of outstanding ARPS issued by the Nuveen funds, the funds cannot provide any assurance on when the remaining outstanding ARPS might be redeemed.

At the time this report was prepared, thirty Nuveen leveraged closed-end funds received a demand letter from a law firm on behalf of some common shareholders of each fund, alleging that Nuveen and the fund's officers and Board of Directors/Trustees breached their fiduciary duties related to the redemption at par of the fund's ARPS. After an extensive independent review, on July 14, 2010, the Board of Directors/Trustees announced that each fund had rejected the demands contained in the letters. As a result, the Board of Directors/Trustees has resumed consideration of additional ARPS refinancing. Any future determinations by the Board of Directors/Trustees to refinance a specific fund's ARPS will continue to be based upon a review of the fund's specific circumstances, considering, among other factors, the availability and terms of potential alternative sources of leverage, the receipt of applicable ratings and other necessary approvals for such alternative sources of leverage, and overall market conditions.

As of May 31, 2010, the amounts of ARPS redeemed at par by the Funds are as shown in the accompanying table.

                                                AUCTION RATE       % OF ORIGINAL
                                            PREFERRED SHARES        AUCTION RATE
FUND                                                REDEEMED    PREFERRED SHARES
--------------------------------------------------------------------------------
NMY                                              $46,125,000               58.3%
NFM                                              $32,000,000              100.0%
NZR                                              $32,000,000              100.0%
NWI                                              $24,175,000               62.0%
NPV                                              $38,250,000               60.0%
NGB                                              $24,000,000              100.0%
NNB                                              $42,000,000              100.0%
--------------------------------------------------------------------------------
As of May 31, 2010, the Funds have issued and outstanding MTP Shares, at liquidation value, as shown in the accompanying table. (Refer to Notes to Financial Statements, Footnote 1 - General Information and Significant Accounting Policies and Footnote 4 - Fund Shares for further details on MTP Shares.)

                                                                      MTP SHARES
FUND                                                        AT LIQUIDATION VALUE
--------------------------------------------------------------------------------
NMY                                                                  $38,775,000
NFM                                                                  $26,485,000
NZR                                                                  $27,300,000
NWI                                                                  $20,700,000
NPV                                                                  $32,205,000
NGB                                                                  $22,800,000
NNB                                                                  $43,200,000
--------------------------------------------------------------------------------
As of May 31, 2010, 83 out of the 84 Nuveen closed-end municipal funds that had issued ARPS have redeemed at par all or a portion of these shares. These redemptions bring the total amount of Nuveen's municipal closed-end funds' ARPS redemptions to approximately $4.4 billion of the approximately $11.0 billion originally outstanding. For up-to-date information, please visit the Nuveen CEF Auction Rate Preferred Resource Center at: http://www.nuveen.com/arps.

8 Nuveen Investments

Common Share Dividend and Share Price Information

During the twelve-month reporting period ended May 31, 2010, NZR had three monthly dividend increases, NFM, NWI, and NPV each had two monthly dividend increases and NMY, NGB, and NNB each had one monthly dividend increase.

Due to normal portfolio activity, common shareholders of the following Funds received net ordinary income distributions at the end of December 2009 as follows:

                                                                ORDINARY INCOME
FUND                                                                 (PER SHARE)
--------------------------------------------------------------------------------
NPV                                                                     $0.0267
NNB                                                                     $0.0037
--------------------------------------------------------------------------------
All of the Funds in this report seek to pay stable dividends at rates that reflect each Fund's past results and projected future performance. During certain periods, each Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it holds the excess in reserve as undistributed net investment income (UNII) as part of the Fund's NAV. Conversely, if a Fund has cumulatively paid dividends in excess of its earnings, the excess constitutes negative UNII that is likewise reflected in the Fund's NAV. Each Fund will, over time, pay all of its net investment income as dividends to shareholders. As of May 31, 2010, all seven Funds in this report had positive UNII balances for both tax and financial reporting purposes.

                                                            Nuveen Investments 9

COMMON SHARE REPURCHASES AND SHARE PRICE INFORMATION

Since the inception of the Funds' repurchase program, the Funds have not repurchased any of their outstanding common shares.

As of May 31, 2010, the Funds' common share prices were trading at (+) premiums or (-) discounts to their common share NAVs as shown in the accompanying table.

                                               5/31/10     TWELVE-MONTH AVERAGE
FUND                            (+)PREMIUM/(-)DISCOUNT   (+)PREMIUM/(-)DISCOUNT
-------------------------------------------------------------------------------
NMY                                             -2.30%                   -2.54%
NFM                                             -0.56%                   -1.25%
NZR                                             +3.66%                   -2.34%
NWI                                             -2.74%                   -4.57%
NPV                                             +7.60%                   +4.78%
NGB                                             +6.54%                   +5.14%
NNB                                             +4.05%                   +3.47%
-------------------------------------------------------------------------------

10 Nuveen Investments

NMY Performance OVERVIEW | Nuveen Maryland Premium Income Municipal Fund
                         | as of May 31, 2010

CREDIT QUALITY (as a % of total investments)(2)

                                  [PIE CHART]

AAA/U.S. Guaranteed                                                          39%
AA                                                                           25%
A                                                                            17%
BBB                                                                          13%
BB or Lower                                                                   2%
N/R                                                                           4%

2009-2010 MONTHLY TAX-FREE DIVIDENDS PER COMMON SHARE

                                   [BAR CHART]

Jun                                                                      $ 0.058
Jul                                                                      $ 0.058
Aug                                                                      $ 0.058
Sep                                                                      $ 0.062
Oct                                                                      $ 0.062
Nov                                                                      $ 0.062
Dec                                                                      $ 0.062
Jan                                                                      $ 0.062
Feb                                                                      $ 0.062
Mar                                                                      $ 0.062
Apr                                                                      $ 0.062
May                                                                      $ 0.062

COMMON SHARE PRICE PERFORMANCE -- WEEKLY CLOSING PRICE

                                  [LINE GRAPH]

6/1/09                                                                 $   12.71
                                                                       $   12.56
                                                                       $ 12.7624
                                                                       $   12.93
                                                                       $   13.01
                                                                       $    13.4
                                                                       $   13.39
                                                                       $   13.51
                                                                       $   13.52
                                                                       $   13.51
                                                                       $  13.688
                                                                       $   13.72
                                                                       $    14.1
                                                                       $   14.25
                                                                       $    14.4
                                                                       $   14.55
                                                                       $   14.58
                                                                       $   14.58
                                                                       $   14.78
                                                                       $ 14.5599
                                                                       $   13.83
                                                                       $   13.81
                                                                       $   13.67
                                                                       $   13.74
                                                                       $   13.59
                                                                       $   13.59
                                                                       $    13.7
                                                                       $   14.09
                                                                       $   13.78
                                                                       $  13.806
                                                                       $ 13.9119
                                                                       $  13.799
                                                                       $      14
                                                                       $   13.74
                                                                       $   13.67
                                                                       $   13.82
                                                                       $   13.83
                                                                       $   13.91
                                                                       $   13.79
                                                                       $   13.91
                                                                       $   14.17
                                                                       $   14.07
                                                                       $   14.02
                                                                       $   14.07
                                                                       $   14.15
                                                                       $   14.41
                                                                       $   14.34
                                                                       $   14.32
                                                                       $   14.48
                                                                       $   14.75
                                                                       $   14.43
                                                                       $   14.48
                                                                       $   14.43
5/31/10                                                                $   14.43

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                                     $  14.43
--------------------------------------------------------------------------------
Common Share Net Asset Value                                           $  14.77
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                 -2.30%
--------------------------------------------------------------------------------
Market Yield                                                               5.16%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(1)                                                7.54%
--------------------------------------------------------------------------------
Net Assets Applicable to Common Shares ($000)                          $157,243
--------------------------------------------------------------------------------
Average Effective Maturity on Securities (Years)                          15.61
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                 8.32
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 3/18/93)
--------------------------------------------------------------------------------
                                              ON SHARE PRICE             ON NAV
--------------------------------------------------------------------------------
1-Year                                                19.89%             14.44%
--------------------------------------------------------------------------------
5-Year                                                 3.37%              4.51%
--------------------------------------------------------------------------------
10-Year                                                6.38%              7.10%
--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION
(as a % of total investments)
--------------------------------------------------------------------------------
Tax Obligation/General                                                    19.2%
--------------------------------------------------------------------------------
Health Care                                                               17.1%
--------------------------------------------------------------------------------
Education and Civic Organizations                                         11.3%
--------------------------------------------------------------------------------
U.S. Guaranteed                                                           11.1%
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                    10.5%
--------------------------------------------------------------------------------
Housing/Multifamily                                                        8.5%
--------------------------------------------------------------------------------
Housing/Single Family                                                      7.5%
--------------------------------------------------------------------------------
Other                                                                     14.8%
--------------------------------------------------------------------------------

1 Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 31.6%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2 Ratings shown are the highest of Standard & Poor's Group, Moody's Investor Service, Inc. or Fitch, Inc. AAA includes bonds with an implied AAA rating since they are backed by U.S. Government or agency securities. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below-investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

                                                           Nuveen Investments 11

NFM Performance OVERVIEW | Nuveen Maryland Dividend Advantage Municipal Fund
                         | as of May 31, 2010

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                                      $ 14.30
--------------------------------------------------------------------------------
Common Share Net Asset Value                                            $ 14.38
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                 -0.56%
--------------------------------------------------------------------------------
Market Yield                                                               5.45%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(1)                                                7.97%
--------------------------------------------------------------------------------
Net Assets Applicable to Common Shares ($000)                           $60,308
--------------------------------------------------------------------------------
Average Effective Maturity on Securities (Years)                          17.50
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                 7.21
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 1/23/01)
--------------------------------------------------------------------------------
                                            ON SHARE PRICE               ON NAV
--------------------------------------------------------------------------------
1-Year                                               15.78%               16.68%
--------------------------------------------------------------------------------
5-Year                                                3.60%                4.42%
--------------------------------------------------------------------------------
Since Inception                                       5.02%                5.80%
--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION
(as a % of total investments)
--------------------------------------------------------------------------------
Health Care                                                                23.5%
--------------------------------------------------------------------------------
U.S. Guaranteed                                                            12.3%
--------------------------------------------------------------------------------
Tax Obligation/General                                                     11.1%
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                     10.9%
--------------------------------------------------------------------------------
Housing/Multifamily                                                         9.6%
--------------------------------------------------------------------------------
Education and Civic Organizations                                           8.7%
--------------------------------------------------------------------------------
Housing/Single Family                                                       6.6%
--------------------------------------------------------------------------------
Consumer Discretionary                                                      3.5%
--------------------------------------------------------------------------------
Other                                                                      13.8%
--------------------------------------------------------------------------------

CREDIT QUALITY (as a % of total investments)(2)

                                   [PIE CHART]

AAA/U.S. Guaranteed                                                          37%
AA                                                                           16%
A                                                                            17%
BBB                                                                          19%
BB or Lower                                                                   1%
N/R                                                                          10%

2009-2010 MONTHLY TAX-FREE DIVIDENDS PER COMMON SHARE

                                   [BAR CHART]

Jun                                                                      $  0.06
Jul                                                                      $  0.06
Aug                                                                      $  0.06
Sep                                                                      $ 0.063
Oct                                                                      $ 0.063
Nov                                                                      $ 0.063
Dec                                                                      $ 0.065
Jan                                                                      $ 0.065
Feb                                                                      $ 0.065
Mar                                                                      $ 0.065
Apr                                                                      $ 0.065
May                                                                      $ 0.065

COMMON SHARE PRICE PERFORMANCE -- WEEKLY CLOSING PRICE

                                  [LINE GRAPH]

6/1/09                                                                 $   13.05
                                                                       $    13.3
                                                                       $   12.85
                                                                       $   12.85
                                                                       $  12.551
                                                                       $ 12.9799
                                                                       $    13.3
                                                                       $   12.91
                                                                       $ 13.4162
                                                                       $    13.2
                                                                       $   13.79
                                                                       $    13.7
                                                                       $      14
                                                                       $   14.15
                                                                       $ 13.8899
                                                                       $   14.55
                                                                       $ 13.7815
                                                                       $   14.15
                                                                       $  14.316
                                                                       $    14.3
                                                                       $    13.8
                                                                       $   13.63
                                                                       $ 13.4865
                                                                       $   13.83
                                                                       $    13.6
                                                                       $    13.7
                                                                       $   13.55
                                                                       $   13.38
                                                                       $   13.93
                                                                       $    13.7
                                                                       $   13.76
                                                                       $  13.531
                                                                       $   13.88
                                                                       $   13.97
                                                                       $   13.76
                                                                       $    13.7
                                                                       $   13.59
                                                                       $ 13.6901
                                                                       $   13.39
                                                                       $  13.618
                                                                       $   13.62
                                                                       $ 13.5935
                                                                       $    13.8
                                                                       $      14
                                                                       $   14.02
                                                                       $      14
                                                                       $   14.19
                                                                       $   14.35
                                                                       $   14.19
                                                                       $   14.18
                                                                       $   14.85
                                                                       $   14.09
                                                                       $    14.3
5/31/10                                                                $    14.3

1 Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 31.6%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2 Ratings shown are the highest of Standard & Poor's Group, Moody's Investor Service, Inc. or Fitch, Inc. AAA includes bonds with an implied AAA rating since they are backed by U.S. Government or agency securities. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below-investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

12 Nuveen Investments

NZR Performance OVERVIEW | Nuveen Maryland Dividend Advantage Municipal Fund 2
                         | as of May 31, 2010

CREDIT QUALITY (as a % of total investments)(2)

                                   [PIE CHART]

AAA/U.S. Guaranteed                                                          36%
AA                                                                           25%
A                                                                            13%
BBB                                                                          16%
BB or Lower                                                                   2%
N/R                                                                           8%

2009-2010 MONTHLY TAX-FREE DIVIDENDS PER COMMON SHARE

                                   [BAR CHART]

Jun                                                                      $  0.06
Jul                                                                      $  0.06
Aug                                                                      $  0.06
Sep                                                                      $ 0.063
Oct                                                                      $ 0.063
Nov                                                                      $ 0.063
Dec                                                                      $ 0.065
Jan                                                                      $ 0.065
Feb                                                                      $ 0.065
Mar                                                                      $ 0.066
Apr                                                                      $ 0.066
May                                                                      $ 0.066

COMMON SHARE PRICE PERFORMANCE -- WEEKLY CLOSING PRICE

                                  [LINE GRAPH]

6/1/09                                                                 $ 12.6089
                                                                       $   12.82
                                                                       $   13.08
                                                                       $   12.83
                                                                       $   12.76
                                                                       $   12.84
                                                                       $    13.5
                                                                       $   12.74
                                                                       $ 13.0405
                                                                       $ 13.0995
                                                                       $   13.27
                                                                       $    13.2
                                                                       $   13.41
                                                                       $   13.25
                                                                       $   13.59
                                                                       $   13.92
                                                                       $      14
                                                                       $   14.18
                                                                       $   14.27
                                                                       $   14.78
                                                                       $   14.06
                                                                       $   13.61
                                                                       $   13.31
                                                                       $    13.7
                                                                       $   13.53
                                                                       $   13.58
                                                                       $  13.331
                                                                       $   13.96
                                                                       $   13.66
                                                                       $   13.17
                                                                       $   13.28
                                                                       $   13.46
                                                                       $ 13.4848
                                                                       $ 13.3701
                                                                       $   13.45
                                                                       $ 13.6999
                                                                       $   13.96
                                                                       $   13.92
                                                                       $  13.805
                                                                       $    13.8
                                                                       $   13.87
                                                                       $ 13.9145
                                                                       $   13.82
                                                                       $   13.96
                                                                       $   14.25
                                                                       $   14.37
                                                                       $   14.32
                                                                       $   14.74
                                                                       $    14.7
                                                                       $   14.02
                                                                       $    14.3
                                                                       $    14.7
                                                                       $      15
5/31/10                                                                $      15

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                                     $ 15.00
--------------------------------------------------------------------------------
Common Share Net Asset Value                                           $ 14.47
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                 3.66%
--------------------------------------------------------------------------------
Market Yield                                                              5.28%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(1)                                               7.72%
--------------------------------------------------------------------------------
Net Assets Applicable to Common Shares ($000)                          $60,749
--------------------------------------------------------------------------------
Average Effective Maturity on Securities (Years)                         16.36
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                7.67
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 9/25/01)
--------------------------------------------------------------------------------
                                           ON SHARE PRICE               ON NAV
--------------------------------------------------------------------------------
1-Year                                              24.89%               16.13%
--------------------------------------------------------------------------------
5-Year                                               5.04%                4.20%
--------------------------------------------------------------------------------
Since Inception                                      5.67%                5.78%
--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION
(as a % of total investments)
--------------------------------------------------------------------------------
Health Care                                                               19.0%
--------------------------------------------------------------------------------
U.S. Guaranteed                                                           14.3%
--------------------------------------------------------------------------------
Tax Obligation/General                                                    14.1%
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                    11.7%
--------------------------------------------------------------------------------
Education and Civic Organizations                                         10.8%
--------------------------------------------------------------------------------
Housing/Single Family                                                      7.0%
--------------------------------------------------------------------------------
Housing/Multifamily                                                        6.2%
--------------------------------------------------------------------------------
Transportation                                                             3.8%
--------------------------------------------------------------------------------
Other                                                                     13.1%
--------------------------------------------------------------------------------

1 Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 31.6%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2 Ratings shown are the highest of Standard & Poor's Group, Moody's Investor Service, Inc. or Fitch, Inc. AAA includes bonds with an implied AAA rating since they are backed by U.S. Government or agency securities. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below-investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

                                                           Nuveen Investments 13

NWI Performance OVERVIEW | Nuveen Maryland Dividend Advantage Municipal Fund 3
                         | as of May 31, 2010

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                                       $14.19
--------------------------------------------------------------------------------
Common Share Net Asset Value                                             $14.59
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                 -2.74%
--------------------------------------------------------------------------------
Market Yield                                                               5.33%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(1)                                                7.79%
--------------------------------------------------------------------------------
Net Assets Applicable to Common Shares ($000)                           $78,266
--------------------------------------------------------------------------------
Average Effective Maturity on Securities (Years)                          15.96
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                 7.60
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 9/25/02)
--------------------------------------------------------------------------------
                                            ON SHARE PRICE               ON NAV
--------------------------------------------------------------------------------
1-Year                                              19.24%               15.53%
--------------------------------------------------------------------------------
5-Year                                               4.96%                4.66%
--------------------------------------------------------------------------------
Since Inception                                      4.59%                5.38%
--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION
(as a % of total investments)
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                    20.7%
--------------------------------------------------------------------------------
Health Care                                                               18.5%
--------------------------------------------------------------------------------
U.S. Guaranteed                                                           14.4%
--------------------------------------------------------------------------------
Tax Obligation/General                                                    11.3%
--------------------------------------------------------------------------------
Education and Civic Organizations                                          8.8%
--------------------------------------------------------------------------------
Housing/Single Family                                                      5.3%
--------------------------------------------------------------------------------
Housing/Multifamily                                                        5.2%
--------------------------------------------------------------------------------
Water and Sewer                                                            3.6%
--------------------------------------------------------------------------------
Other                                                                     12.2%
--------------------------------------------------------------------------------

CREDIT QUALITY (as a % of total investments)(2)

                                  [PIE CHART]

AAA/U.S. Guaranteed                                                          36%
AA                                                                           27%
A                                                                            15%
BBB                                                                          14%
BB or Lower                                                                   2%
N/R                                                                           6%

2009-2010 MONTHLY TAX-FREE DIVIDENDS PER COMMON SHARE

                                   [BAR CHART]

Jun                                                                      $ 0.058
May                                                                      $ 0.058
Jul                                                                      $ 0.058
Aug                                                                      $ 0.062
Sep                                                                      $ 0.062
Oct                                                                      $ 0.062
Nov                                                                      $ 0.063
Dec                                                                      $ 0.063
Jan                                                                      $ 0.063
Feb                                                                      $ 0.063
Mar                                                                      $ 0.063
Apr                                                                      $ 0.063

COMMON SHARE PRICE PERFORMANCE -- WEEKLY CLOSING PRICE

                                  [LINE GRAPH]

6/1/2009                                                               $   12.61
                                                                       $    12.5
                                                                       $ 12.0466
                                                                       $   12.53
                                                                       $   12.63
                                                                       $ 12.7176
                                                                       $   12.94
                                                                       $ 12.9878
                                                                       $      13
                                                                       $    13.3
                                                                       $   12.79
                                                                       $    12.8
                                                                       $      13
                                                                       $  12.936
                                                                       $   13.28
                                                                       $   13.23
                                                                       $   13.59
                                                                       $   13.88
                                                                       $   14.11
                                                                       $   14.12
                                                                       $    13.6
                                                                       $    13.4
                                                                       $   13.12
                                                                       $   13.35
                                                                       $ 13.4313
                                                                       $   13.39
                                                                       $   13.58
                                                                       $   13.91
                                                                       $ 13.8483
                                                                       $ 13.6499
                                                                       $   13.81
                                                                       $ 13.8001
                                                                       $ 13.7801
                                                                       $   13.73
                                                                       $   13.58
                                                                       $  13.665
                                                                       $ 13.6246
                                                                       $   13.85
                                                                       $   13.72
                                                                       $   13.66
                                                                       $   13.87
                                                                       $    13.8
                                                                       $   13.88
                                                                       $   13.94
                                                                       $   13.86
                                                                       $ 13.8501
                                                                       $   14.01
                                                                       $   13.97
                                                                       $  14.041
                                                                       $  13.916
                                                                       $   13.97
                                                                       $   14.07
                                                                       $   14.19
5/31/2010                                                              $   14.19

1 Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 31.6%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2 Ratings shown are the highest of Standard & Poor's Group, Moody's Investor Service, Inc. or Fitch, Inc. AAA includes bonds with an implied AAA rating since they are backed by U.S. Government or agency securities. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below-investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

14 Nuveen Investments

NPV Performance OVERVIEW | Nuveen Virginia Premium Income Municipal Fund
                         | as of May 31, 2010

CREDIT QUALITY (as a % of total investments)(2)

                                   [PIE CHART]

AAA/U.S. Guaranteed                                                          32%
AA                                                                           28%
A                                                                            27%
BBB                                                                           8%
BB or Lower                                                                   1%
N/R                                                                           4%

2009-2010 MONTHLY TAX-FREE DIVIDENDS PER COMMON SHARE(3)

                                   [BAR CHART]

Jun                                                                     $ 0.0605
Jul                                                                     $ 0.0605
Aug                                                                     $ 0.0605
Sep                                                                     $  0.065
Oct                                                                     $  0.065
Nov                                                                     $  0.065
Dec                                                                     $  0.067
Jan                                                                     $  0.067
Feb                                                                     $  0.067
Mar                                                                     $  0.067
Apr                                                                     $  0.067
May                                                                     $  0.067

COMMON SHARE PRICE PERFORMANCE -- WEEKLY CLOSING PRICE

                                  [LINE GRAPH]

6/1/09                                                                 $  14.306
                                                                       $   14.28
                                                                       $   13.64
                                                                       $   13.79
                                                                       $      14
                                                                       $   14.47
                                                                       $      14
                                                                       $   14.12
                                                                       $  14.568
                                                                       $    14.5
                                                                       $   14.48
                                                                       $   14.45
                                                                       $   14.47
                                                                       $    14.4
                                                                       $   14.39
                                                                       $   14.93
                                                                       $    15.1
                                                                       $   15.14
                                                                       $    15.7
                                                                       $   15.14
                                                                       $   15.25
                                                                       $   15.35
                                                                       $   15.98
                                                                       $   15.58
                                                                       $    14.9
                                                                       $   15.07
                                                                       $   14.54
                                                                       $    14.6
                                                                       $   14.99
                                                                       $      15
                                                                       $   14.83
                                                                       $ 14.9356
                                                                       $   14.86
                                                                       $   14.75
                                                                       $   14.81
                                                                       $ 14.8899
                                                                       $ 14.9899
                                                                       $   15.17
                                                                       $  15.142
                                                                       $    15.2
                                                                       $   15.55
                                                                       $   15.44
                                                                       $   15.53
                                                                       $   15.69
                                                                       $   15.84
                                                                       $   15.95
                                                                       $      16
                                                                       $   16.13
                                                                       $   16.07
                                                                       $    15.6
                                                                       $   15.92
                                                                       $   15.86
                                                                       $   15.85
5/31/10                                                                $   15.85

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                                     $  15.85
--------------------------------------------------------------------------------
Common Share Net Asset Value                                           $  14.73
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                  7.60%
--------------------------------------------------------------------------------
Market Yield                                                               5.07%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(1)                                                7.47%
--------------------------------------------------------------------------------
Net Assets Applicable to Common Shares ($000)                          $132,302
--------------------------------------------------------------------------------
Average Effective Maturity on Securities (Years)                          15.45
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                 8.07
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 3/18/93)
--------------------------------------------------------------------------------
                                              ON SHARE PRICE             ON NAV
--------------------------------------------------------------------------------
1-Year                                                16.60%             13.19%
--------------------------------------------------------------------------------
5-Year                                                 3.37%              4.14%
--------------------------------------------------------------------------------
10-Year                                                6.69%              6.85%
--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION
(as a % of total investments)
--------------------------------------------------------------------------------
Health Care                                                               20.8%
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                    18.8%
--------------------------------------------------------------------------------
Tax Obligation/General                                                    12.7%
--------------------------------------------------------------------------------
U.S. Guaranteed                                                           10.5%
--------------------------------------------------------------------------------
Transportation                                                             8.2%
--------------------------------------------------------------------------------
Water and Sewer                                                            5.7%
--------------------------------------------------------------------------------
Housing/Single Family                                                      5.5%
--------------------------------------------------------------------------------
Utilities                                                                  4.7%
--------------------------------------------------------------------------------
Other                                                                     13.1%
--------------------------------------------------------------------------------

1 Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 32.1%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2 Ratings shown are the highest of Standard & Poor's Group, Moody's Investor Service, Inc. or Fitch, Inc. AAA includes bonds with an implied AAA rating since they are backed by U.S. Government or agency securities. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below-investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

3 The Fund paid shareholders a net ordinary income distribution in December 2009 of $0.0267 per share.

                                                           Nuveen Investments 15

NGB Performance OVERVIEW | Nuveen Virginia Dividend Advantage Municipal Fund
                         | as of May 31, 2010

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                                      $ 15.14
--------------------------------------------------------------------------------
Common Share Net Asset Value                                            $ 14.21
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                  6.54%
--------------------------------------------------------------------------------
Market Yield                                                               5.07%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(1)                                                7.47%
--------------------------------------------------------------------------------
Net Assets Applicable to Common Shares ($000)                           $44,612
--------------------------------------------------------------------------------
Average Effective Maturity on Securities (Years)                          16.69
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                 9.14
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 1/26/01)
--------------------------------------------------------------------------------
                                              ON SHARE PRICE             ON NAV
--------------------------------------------------------------------------------
1-Year                                                14.13%             15.13%
--------------------------------------------------------------------------------
5-Year                                                 3.00%              3.82%
--------------------------------------------------------------------------------
Since Inception                                        5.59%              5.77%
--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION
(as a % of total investments)
--------------------------------------------------------------------------------
Transportation                                                            17.8%
--------------------------------------------------------------------------------
U.S. Guaranteed                                                           17.3%
--------------------------------------------------------------------------------
Health Care                                                               16.9%
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                    14.4%
--------------------------------------------------------------------------------
Long-Term Care                                                             7.6%
--------------------------------------------------------------------------------
Tax Obligation/General                                                     7.5%
--------------------------------------------------------------------------------
Housing/Single Family                                                      6.3%
--------------------------------------------------------------------------------
Other                                                                     12.2%
--------------------------------------------------------------------------------

CREDIT QUALITY (as a % of total investments)(2)

                                   [PIE CHART]

AAA/U.S. Guaranteed                                                          36%
AA                                                                           19%
A                                                                            21%
BBB                                                                          12%
N/R                                                                          12%

2009-2010 MONTHLY TAX-FREE DIVIDENDS PER COMMON SHARE

                                   [BAR CHART]

Jun                                                                      $ 0.062
Jul                                                                      $ 0.062
Aug                                                                      $ 0.062
Sep                                                                      $ 0.064
Oct                                                                      $ 0.064
Nov                                                                      $ 0.064
Dec                                                                      $ 0.064
Jan                                                                      $ 0.064
Feb                                                                      $ 0.064
Mar                                                                      $ 0.064
Apr                                                                      $ 0.064
May                                                                      $ 0.064

COMMON SHARE PRICE PERFORMANCE -- WEEKLY CLOSING PRICE

                                  [LINE GRAPH]

6/1/09                                                                 $      14
                                                                       $    13.9
                                                                       $    13.6
                                                                       $   13.15
                                                                       $    14.4
                                                                       $   14.16
                                                                       $ 14.1899
                                                                       $   13.48
                                                                       $    14.7
                                                                       $   14.73
                                                                       $   14.23
                                                                       $   14.08
                                                                       $      14
                                                                       $   14.18
                                                                       $      14
                                                                       $   14.25
                                                                       $   14.71
                                                                       $   14.65
                                                                       $   15.37
                                                                       $ 14.6192
                                                                       $   14.42
                                                                       $    14.3
                                                                       $   14.95
                                                                       $    14.4
                                                                       $    14.4
                                                                       $   14.75
                                                                       $   14.25
                                                                       $   14.49
                                                                       $    14.2
                                                                       $   14.66
                                                                       $   14.63
                                                                       $   14.11
                                                                       $   14.72
                                                                       $   14.18
                                                                       $  14.399
                                                                       $   14.52
                                                                       $  14.732
                                                                       $    14.3
                                                                       $ 14.5999
                                                                       $   14.59
                                                                       $   14.75
                                                                       $   14.73
                                                                       $   14.42
                                                                       $   14.68
                                                                       $   14.75
                                                                       $  14.682
                                                                       $ 14.9305
                                                                       $   15.01
                                                                       $    15.5
                                                                       $   14.73
                                                                       $   14.81
                                                                       $   15.25
                                                                       $ 15.1399
5/31/10                                                                $ 15.1399

1 Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 32.1%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2 Ratings shown are the highest of Standard & Poor's Group, Moody's Investor Service, Inc. or Fitch, Inc. AAA includes bonds with an implied AAA rating since they are backed by U.S. Government or agency securities. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below-investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

16 Nuveen Investments

NNB Performance OVERVIEW | Nuveen Virginia Dividend Advantage Municipal Fund 2
                         | as of May 31, 2010

CREDIT QUALITY (as a % of total investments)(2)

                                   [PIE CHART]

AAA/U.S. Guaranteed                                                          32%
AA                                                                           25%
A                                                                            22%
BBB                                                                          12%
N/R                                                                           9%

2009-2010 MONTHLY TAX-FREE DIVIDENDS PER COMMON SHARE(3)

                                   [BAR CHART]

Jun                                                                      $ 0.062
Jul                                                                      $ 0.062
Aug                                                                      $ 0.062
Sep                                                                      $ 0.066
Oct                                                                      $ 0.066
Nov                                                                      $ 0.066
Dec                                                                      $ 0.066
Jan                                                                      $ 0.066
Feb                                                                      $ 0.066
Mar                                                                      $ 0.066
Apr                                                                      $ 0.066
May                                                                      $ 0.066

COMMON SHARE PRICE PERFORMANCE -- WEEKLY CLOSING PRICE

                                  [LINE GRAPH]

6/1/09                                                                 $   13.93
                                                                       $   14.06
                                                                       $   13.16
                                                                       $ 13.0999
                                                                       $   13.09
                                                                       $   13.39
                                                                       $   13.73
                                                                       $   13.85
                                                                       $ 13.8901
                                                                       $   13.91
                                                                       $   14.03
                                                                       $ 14.0299
                                                                       $   14.12
                                                                       $   14.08
                                                                       $   14.11
                                                                       $   14.37
                                                                       $    14.9
                                                                       $   14.78
                                                                       $   15.28
                                                                       $   15.43
                                                                       $  14.612
                                                                       $   14.86
                                                                       $   14.85
                                                                       $   14.98
                                                                       $   14.77
                                                                       $   14.85
                                                                       $   14.88
                                                                       $   14.67
                                                                       $ 14.7201
                                                                       $   14.95
                                                                       $  15.017
                                                                       $   14.79
                                                                       $ 14.8301
                                                                       $    14.9
                                                                       $   14.84
                                                                       $   14.81
                                                                       $ 14.9376
                                                                       $  14.805
                                                                       $    14.8
                                                                       $ 15.0001
                                                                       $   15.04
                                                                       $   15.38
                                                                       $   15.14
                                                                       $   14.98
                                                                       $   14.96
                                                                       $   15.18
                                                                       $   15.03
                                                                       $   15.16
                                                                       $   15.48
                                                                       $ 14.9999
                                                                       $   15.39
                                                                       $  15.298
                                                                       $   15.15
5/31/10                                                                $   15.15

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                                      $ 15.15
--------------------------------------------------------------------------------
Common Share Net Asset Value                                            $ 14.56
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                  4.05%
--------------------------------------------------------------------------------
Market Yield                                                               5.23%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(1)                                                7.70%
--------------------------------------------------------------------------------
Net Assets Applicable to Common Shares ($000)                           $83,765
--------------------------------------------------------------------------------
Average Effective Maturity on Securities (Years)                          16.69
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                 8.47
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 11/15/01)
--------------------------------------------------------------------------------
                                            ON SHARE PRICE               ON NAV
--------------------------------------------------------------------------------
1-Year                                               14.48%               15.15%
--------------------------------------------------------------------------------
5-Year                                                3.41%                4.06%
--------------------------------------------------------------------------------
Since Inception                                       5.78%                6.05%
--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION
(as a % of total investments)
--------------------------------------------------------------------------------
Health Care                                                                21.5%
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                     14.9%
--------------------------------------------------------------------------------
Tax Obligation/General                                                     14.1%
--------------------------------------------------------------------------------
Water and Sewer                                                            11.0%
--------------------------------------------------------------------------------
U.S. Guaranteed                                                            10.2%
--------------------------------------------------------------------------------
Housing/Single Family                                                       8.1%
--------------------------------------------------------------------------------
Long-Term Care                                                              7.1%
--------------------------------------------------------------------------------
Other                                                                      13.1%
--------------------------------------------------------------------------------

1 Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 32.1%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2 Ratings shown are the highest of Standard & Poor's Group, Moody's Investor Service, Inc. or Fitch, Inc. AAA includes bonds with an implied AAA rating since they are backed by U.S. Government or agency securities. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below-investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

3 The Fund paid shareholders a net ordinary income distribution in December 2009 of $0.0037 per share.

                                                           Nuveen Investments 17

NMY | Shareholder Meeting Report
NFM |
NZR | The annual meeting of shareholders was held in the offices of Nuveen
      Investments on November 30, 2009; at this meeting the shareholders were asked to vote on the election of Board Members, the elimination of Fundamental Investment Policies and the approval of new Fundamental Investment Policies. The meeting for NFM, NZR, NWI and NPV was subsequently adjourned to January 12, 2010. NPV was additionally adjourned to March 23, 2010.

                                                    NMY                             NFM                             NZR
--------------------------------------------------------------------   -----------------------------   -----------------------------
                                          Common and                      Common and                      Common and
                                           Preferred       Preferred       Preferred       Preferred       Preferred       Preferred
                                       shares voting   shares voting   shares voting   shares voting   shares voting   shares voting
                                            together        together        together        together        together        together
                                          as a class      as a class      as a class      as a class      as a class      as a class
------------------------------------------------------------------------------------------------------------------------------------
TO APPROVE THE ELIMINATION OF THE
FUND'S FUNDAMENTAL POLICY RELATING
TO INVESTMENTS IN MUNICIPAL
SECURITIES AND BELOW INVESTMENT
GRADE SECURITIES.
   For                                            --              --       1,965,394             639       1,983,699             709
   Against                                        --              --         122,788               1         151,609              16
   Abstain                                        --              --          71,462               4          52,585              --
   Broker Non-Votes                               --              --         481,265              --         557,918              --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                          --              --       2,640,909             644       2,745,811             725
====================================================================================================================================
TO APPROVE THE NEW FUNDAMENTAL POLICY
RELATING TO INVESTMENTS IN MUNICIPAL
SECURITIES FOR THE FUND.
   For                                            --              --       1,988,505             639       1,999,267             716
   Against                                        --              --         107,428               1         134,928               9
   Abstain                                        --              --          63,711               4          53,698              --
   Broker Non-Votes                               --              --         481,265              --         557,918              --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                          --              --       2,640,909             644       2,745,811             725
====================================================================================================================================
TO APPROVE THE ELIMINATION OF THE
FUNDAMENTAL POLICY PROHIBITING
INVESTMENT IN OTHER INVESTMENT
COMPANIES.
   For                                            --              --              --              --              --              --
   Against                                        --              --              --              --              --              --
   Abstain                                        --              --              --              --              --              --
   Broker Non-Votes                               --              --              --              --              --              --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                          --              --              --              --              --              --
====================================================================================================================================
TO APPROVE THE ELIMINATION OF THE
FUNDAMENTAL POLICY RELATING TO
DERIVATIVES AND SHORT SALES.
   For                                            --              --              --              --              --              --
   Against                                        --              --              --              --              --              --
   Abstain                                        --              --              --              --              --              --
   Broker Non-Votes                               --              --              --              --              --              --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                          --              --              --              --              --              --
====================================================================================================================================
TO APPROVE THE ELIMINATION OF THE
FUNDAMENTAL POLICY RELATING TO
 COMMODITIES.
   For                                            --              --              --              --              --              --
   Against                                        --              --              --              --              --              --
   Abstain                                        --              --              --              --              --              --
   Broker Non-Votes                               --              --              --              --              --              --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                          --              --              --              --              --              --
====================================================================================================================================
TO APPROVE THE NEW FUNDAMENTAL
POLICY RELATING TO COMMODITIES.
   For                                            --              --              --              --              --              --
   Against                                        --              --              --              --              --              --
   Abstain                                        --              --              --              --              --              --
   Broker Non-Votes                               --              --              --              --              --              --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                          --              --              --              --              --              --
====================================================================================================================================

18 Nuveen Investments

                                                    NMY                             NFM                             NZR
--------------------------------------------------------------------   -----------------------------   -----------------------------
                                          Common and                      Common and                      Common and
                                           Preferred       Preferred       Preferred       Preferred       Preferred       Preferred
                                       shares voting   shares voting   shares voting   shares voting   shares voting   shares voting
                                            together        together        together        together        together        together
                                          as a class      as a class      as a class      as a class      as a class      as a class
------------------------------------------------------------------------------------------------------------------------------------
APPROVAL OF THE BOARD MEMBERS WAS
REACHED AS FOLLOWS:
Robert P. Bremner
   For                                     8,767,034              --       2,522,131              --       2,647,784              --
   Withhold                                  140,799              --         118,778              --          98,027              --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                   8,907,833              --       2,640,909              --       2,745,811              --
====================================================================================================================================
Jack B. Evans
   For                                     8,751,611              --       2,524,202              --       2,658,861              --
   Withhold                                  156,222              --         116,707              --          86,950              --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                   8,907,833              --       2,640,909              --       2,745,811              --
====================================================================================================================================
William C. Hunter
   For                                            --           1,582              --             605              --             666
   Withhold                                       --             190              --              39              --              59
------------------------------------------------------------------------------------------------------------------------------------
   Total                                          --           1,772              --             644              --             725
====================================================================================================================================
William J. Schneider
   For                                            --           1,582              --             605              --             666
   Withhold                                       --             190              --              39              --              59
------------------------------------------------------------------------------------------------------------------------------------
   Total                                          --           1,772              --             644              --             725
====================================================================================================================================

                                                           Nuveen Investments 19

                                                    NWI                             NPV                             NGB
--------------------------------------------------------------------   -----------------------------   -----------------------------
                                          Common and                      Common and                      Common and
                                           Preferred       Preferred       Preferred       Preferred       Preferred       Preferred
                                       shares voting   shares voting   shares voting   shares voting   shares voting   shares voting
                                            together        together        together        together        together        together
                                          as a class      as a class      as a class      as a class      as a class      as a class
------------------------------------------------------------------------------------------------------------------------------------
TO APPROVE THE ELIMINATION OF THE
FUND'S FUNDAMENTAL POLICY RELATING
TO INVESTMENTS IN MUNICIPAL SECURITIES
AND BELOW INVESTMENT GRADE SECURITIES.
   For                                     2,444,885             884       4,661,554           1,453              --              --
   Against                                   114,510              19         318,427              82              --              --
   Abstain                                    86,133               1         185,106             448              --              --
   Broker Non-Votes                          893,042              --       1,354,950              --              --              --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                   3,538,570             904       6,520,037           1,983              --              --
====================================================================================================================================
TO APPROVE THE NEW FUNDAMENTAL POLICY
RELATING TO INVESTMENTS IN MUNICIPAL
SECURITIES FOR THE FUND.
   For                                     2,454,038             892       4,704,960           1,455              --              --
   Against                                   113,840              11         291,053              80              --              --
   Abstain                                    77,650               1         169,074             448              --              --
   Broker Non-Votes                          893,042              --       1,354,950              --              --              --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                   3,538,570             904       6,520,037           1,983              --              --
====================================================================================================================================
TO APPROVE THE ELIMINATION OF THE
FUNDAMENTAL POLICY PROHIBITING
INVESTMENT IN OTHER INVESTMENT
COMPANIES.
   For                                            --              --       4,612,617           1,453              --              --
   Against                                        --              --         359,873              82              --              --
   Abstain                                        --              --         192,597             448              --              --
   Broker Non-Votes                               --              --       1,354,950              --              --              --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                          --              --       6,520,037           1,983              --              --
====================================================================================================================================
TO APPROVE THE ELIMINATION OF THE
FUNDAMENTAL POLICY RELATING TO
DERIVATIVES AND SHORT SALES.
   For                                            --              --       4,607,762           1,445              --              --
   Against                                        --              --         346,718              90              --              --
   Abstain                                        --              --         210,607             448              --              --
   Broker Non-Votes                               --              --       1,354,950              --              --              --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                          --              --       6,520,037           1,983              --              --
====================================================================================================================================
TO APPROVE THE ELIMINATION OF THE
FUNDAMENTAL POLICY RELATING TO
COMMODITIES.
   For                                            --              --       4,631,417           1,442              --              --
   Against                                        --              --         331,998              78              --              --
   Abstain                                        --              --         201,672             463              --              --
   Broker Non-Votes                               --              --       1,354,950              --              --              --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                          --              --       6,520,037           1,983              --              --
====================================================================================================================================
TO APPROVE THE NEW FUNDAMENTAL
POLICY RELATING TO COMMODITIES.
   For                                            --              --       4,641,713           1,442              --              --
   Against                                        --              --         325,766              78              --              --
   Abstain                                        --              --         197,608             463              --              --
   Broker Non-Votes                               --              --       1,354,950              --              --              --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                          --              --       6,520,037           1,983              --              --
====================================================================================================================================

20 Nuveen Investments

                                                    NWI                             NPV                             NGB
--------------------------------------------------------------------   -----------------------------   -----------------------------
                                          Common and                      Common and                      Common and
                                           Preferred       Preferred       Preferred       Preferred       Preferred       Preferred
                                       shares voting   shares voting   shares voting   shares voting   shares voting   shares voting
                                            together        together        together        together        together        together
                                          as a class      as a class      as a class      as a class      as a class      as a class
------------------------------------------------------------------------------------------------------------------------------------
APPROVAL OF THE BOARD MEMBERS WAS
REACHED AS FOLLOWS:
Robert P. Bremner
   For                                     3,400,428              --       6,276,015              --       2,469,009              --
   Withhold                                  138,142              --         220,519              --          55,969              --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                   3,538,570              --       6,496,534              --       2,524,978              --
====================================================================================================================================
Jack B. Evans
   For                                     3,406,097              --       6,271,787              --       2,472,380              --
   Withhold                                  132,473              --         224,747              --          52,598              --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                   3,538,570              --       6,496,534              --       2,524,978              --
====================================================================================================================================
William C. Hunter
   For                                            --             841              --             815              --             275
   Withhold                                       --              63              --             249              --              47
------------------------------------------------------------------------------------------------------------------------------------
   Total                                          --             904              --           1,064              --             322
====================================================================================================================================
William J. Schneider
   For                                            --             841              --             815              --             275
   Withhold                                       --              63              --             249              --              47
------------------------------------------------------------------------------------------------------------------------------------
   Total                                          --             904              --           1,064              --             322
====================================================================================================================================

                                                           Nuveen Investments 21

                                                                    NNB
------------------------------------------------------------------------------------
                                                          Common and
                                                           Preferred       Preferred
                                                       shares voting   shares voting
                                                            together        together
                                                          as a class      as a class
------------------------------------------------------------------------------------
TO APPROVE THE ELIMINATION OF THE FUND'S
FUNDAMENTAL POLICY RELATING TO INVESTMENTS
IN MUNICIPAL SECURITIES AND BELOW INVESTMENT
GRADE SECURITIES.
   For                                                            --              --
   Against                                                        --              --
   Abstain                                                        --              --
   Broker Non-Votes                                               --              --
------------------------------------------------------------------------------------
   Total                                                          --              --
====================================================================================
TO APPROVE THE NEW FUNDAMENTAL POLICY
RELATING TO INVESTMENTS IN MUNICIPAL
SECURITIES FOR THE FUND.
   For                                                            --              --
   Against                                                        --              --
   Abstain                                                        --              --
   Broker Non-Votes                                               --              --
------------------------------------------------------------------------------------
   Total                                                          --              --
====================================================================================
TO APPROVE THE ELIMINATION OF THE FUNDAMENTAL
POLICY PROHIBITING INVESTMENT IN OTHER
INVESTMENT COMPANIES.
   For                                                            --              --
   Against                                                        --              --
   Abstain                                                        --              --
   Broker Non-Votes                                               --              --
------------------------------------------------------------------------------------
   Total                                                          --              --
====================================================================================
TO APPROVE THE ELIMINATION OF THE FUNDAMENTAL
POLICY RELATING TO DERIVATIVES AND SHORT SALES.
   For                                                            --              --
   Against                                                        --              --
   Abstain                                                        --              --
   Broker Non-Votes                                               --              --
------------------------------------------------------------------------------------
   Total                                                          --              --
====================================================================================
TO APPROVE THE ELIMINATION OF THE FUNDAMENTAL
POLICY RELATING TO COMMODITIES.
   For                                                            --              --
   Against                                                        --              --
   Abstain                                                        --              --
   Broker Non-Votes                                               --              --
------------------------------------------------------------------------------------
   Total                                                          --              --
====================================================================================
TO APPROVE THE NEW FUNDAMENTAL POLICY
RELATING TO COMMODITIES.
   For                                                            --              --
   Against                                                        --              --
   Abstain                                                        --              --
   Broker Non-Votes                                               --              --
------------------------------------------------------------------------------------
   Total                                                          --              --
====================================================================================

22 Nuveen Investments

                                                                    NNB
------------------------------------------------------------------------------------
                                                          Common and
                                                           Preferred       Preferred
                                                       shares voting   shares voting
                                                            together        together
                                                          as a class      as a class
------------------------------------------------------------------------------------
APPROVAL OF THE BOARD MEMBERS WAS REACHED AS FOLLOWS:
Robert P. Bremner
   For                                                     4,564,389              --
   Withhold                                                  124,597              --
------------------------------------------------------------------------------------
   Total                                                   4,688,986              --
====================================================================================
Jack B. Evans
   For                                                     4,566,389              --
   Withhold                                                  122,597              --
------------------------------------------------------------------------------------
   Total                                                   4,688,986              --
====================================================================================
William C. Hunter
   For                                                            --             528
   Withhold                                                       --             116
------------------------------------------------------------------------------------
   Total                                                          --             644
====================================================================================
William J. Schneider
   For                                                            --             528
   Withhold                                                       --             116
------------------------------------------------------------------------------------
   Total                                                          --             644
====================================================================================

                                                           Nuveen Investments 23

Report of Independent
Registered Public Accounting Firm

      THE BOARD TRUSTEES AND SHAREHOLDERS
      NUVEEN MARYLAND PREMIUM INCOME MUNICIPAL FUND
      NUVEEN MARYLAND DIVIDEND ADVANTAGE MUNICIPAL FUND
      NUVEEN MARYLAND DIVIDEND ADVANTAGE MUNICIPAL FUND 2
      NUVEEN MARYLAND DIVIDEND ADVANTAGE MUNICIPAL FUND 3
      NUVEEN VIRGINIA PREMIUM INCOME MUNICIPAL FUND
      NUVEEN VIRGINIA DIVIDEND ADVANTAGE MUNICIPAL FUND
      NUVEEN VIRGINIA DIVIDEND ADVANTAGE MUNICIPAL FUND 2

      We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Maryland Premium Income Municipal Fund, Nuveen Maryland Dividend Advantage Municipal Fund, Nuveen Maryland Dividend Advantage Municipal Fund 2, Nuveen Maryland Dividend Advantage Municipal Fund 3, Nuveen Virginia Premium Income Municipal Fund, Nuveen Virginia Dividend Advantage Municipal Fund, and Nuveen Virginia Dividend Advantage Municipal Fund 2 (the "Funds"), as of May 31, 2010, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Nuveen Maryland Premium Income Municipal Fund, Nuveen Maryland Dividend Advantage Municipal Fund, Nuveen Maryland Dividend Advantage Municipal Fund 2, Nuveen Maryland Dividend Advantage Municipal Fund 3, Nuveen Virginia Premium Income Municipal Fund, Nuveen Virginia Dividend Advantage Municipal Fund, and Nuveen Virginia Dividend Advantage Municipal Fund 2 at May 31, 2010, the results of their operations and cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

      Chicago, Illinois
      July 27, 2010

24 Nuveen Investments

NMY | Nuveen Maryland Premium Income Municipal Fund
    | Portfolio of Investments May 31, 2010

    PRINCIPAL                                                                       OPTIONAL CALL
 AMOUNT (000)  DESCRIPTION (1)                                                     PROVISIONS (2)  RATINGS (3)                VALUE
-----------------------------------------------------------------------------------------------------------------------------------
               CONSUMER DISCRETIONARY - 2.5% (1.7% OF TOTAL INVESTMENTS)

               Baltimore, Maryland, Senior Lien Convention Center Hotel Revenue
               Bonds, Series 2006A:
$          25     5.250%, 9/01/25 - SYNCORA GTY Insured                            9/16 at 100.00         Baa3     $         22,782
        4,825     5.250%, 9/01/39 - SYNCORA GTY Insured                            9/16 at 100.00         Baa3            3,938,937
-----------------------------------------------------------------------------------------------------------------------------------
        4,850  Total Consumer Discretionary                                                                               3,961,719
-----------------------------------------------------------------------------------------------------------------------------------
               CONSUMER STAPLES - 1.6% (1.1% OF TOTAL INVESTMENTS)

        2,615  Puerto Rico, The Children's Trust Fund, Tobacco Settlement          5/12 at 100.00          BBB            2,566,910
                  Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33
-----------------------------------------------------------------------------------------------------------------------------------
               EDUCATION AND CIVIC ORGANIZATIONS - 16.9% (11.3% OF TOTAL
                  INVESTMENTS)

        1,250  Frederick County, Maryland, Educational Facilities Revenue Bonds,   9/16 at 100.00         BBB-            1,173,538
                  Mount Saint Mary's College, Series 2006, 5.625%, 9/01/38

        1,000  Hartford County, Maryland, Economic Development Revenue Bonds,      4/14 at 100.00           A+            1,005,100
                  Battelle Memorial Institute, Series 2004, 5.250%, 4/01/34

               Maryland Economic Development Corporation, Utility Infrastructure
               Revenue Bonds, University of Maryland - College Park,
               Series 2001:
          980     5.375%, 7/01/15 - AMBAC Insured                                  7/11 at 100.00          N/R            1,021,444
          980     5.375%, 7/01/16 - AMBAC Insured                                  7/11 at 100.00          N/R            1,021,444

          330  Maryland Health and Higher Educational Facilities Authority,        7/20 at 100.00         BBB-              334,825
                  Revenue Bonds, Patterson Park Public Charter School Issue,
                  Series 2010, 6.000%, 7/01/40

               Maryland Health and Higher Educational Facilities Authority,
               Revenue Bonds, Bullis School, Series 2000:
          750     5.250%, 7/01/25 - AGM Insured                                    1/11 at 101.00          AAA              762,330
          500     5.250%, 7/01/30 - AGM Insured                                    1/11 at 101.00          AAA              507,305

        1,250  Maryland Health and Higher Educational Facilities Authority,        7/14 at 100.00           A-            1,256,113
                  Revenue Bonds, Goucher College, Series 2004, 5.125%, 7/01/34

        1,430  Maryland Health and Higher Educational Facilities Authority,        7/14 at 100.00           AA            1,599,326
                  Revenue Bonds, Johns Hopkins University, Series 2004, Inverse
                  1003, 13.395%, 7/01/33 (IF)

        1,825  Maryland Health and Higher Educational Facilities Authority,        6/16 at 100.00         Baa1            1,795,526
                  Revenue Bonds, Maryland Institute College of Art, Series 2006,
                  5.000%, 6/01/30

        1,365  Montgomery County Revenue Authority, Maryland, Lease Revenue        5/15 at 100.00          Aa3            1,474,159
                  Bonds, Montgomery College Arts Center Project, Series 2005A,
                  5.000%, 5/01/19

        9,445  Morgan State University, Maryland, Student Tuition and Fee            No Opt. Call          Aa3           11,137,638
                  Revenue Refunding Bonds, Academic Fees and Auxiliary
                  Facilities, Series 1993, 6.100%, 7/01/20 - NPFG Insured

        1,685  University of Maryland, Auxiliary Facility and Tuition Revenue     10/16 at 100.00          AA+            1,867,974
                  Bonds, Series 2006A, 5.000%, 10/01/22

               Westminster, Maryland, Educational Facilities Revenue Bonds,
               McDaniel College, Series 2006:
          910     5.000%, 11/01/31                                                11/16 at 100.00         BBB+              890,062
          850     4.500%, 11/01/36                                                11/16 at 100.00         BBB+              732,267
-----------------------------------------------------------------------------------------------------------------------------------
       24,550  Total Education and Civic Organizations                                                                   26,579,051
-----------------------------------------------------------------------------------------------------------------------------------
               HEALTH CARE - 25.6% (17.1% OF TOTAL INVESTMENTS)

        2,990  Maryland Health and Higher Education Facilities Authority,          7/19 at 100.00            A            3,043,132
                  Revenue Bonds, University of Maryland Medical System Issue,
                  Series 2010, 5.125%, 7/01/39

        1,500  Maryland Health and Higher Educational Facilities Authority,        7/19 at 100.00           A-            1,499,925
                  Revenue Bonds, Anne Arundel Health System, Series 2010,
                  5.000%, 7/01/40

        1,525  Maryland Health and Higher Educational Facilities Authority,        7/14 at 100.00           A2            1,564,726
                  Revenue Bonds, Calvert Memorial Hospital, Series 2004, 5.500%,
                  7/01/36

        3,250  Maryland Health and Higher Educational Facilities Authority,        7/12 at 100.00           A3            3,305,380
                  Revenue Bonds, Carroll County General Hospital, Series 2002,
                  5.800%, 7/01/32

          400  Maryland Health and Higher Educational Facilities Authority,        7/16 at 100.00           A3              390,256
                  Revenue Bonds, Carroll Hospital Center, Series 2006, 5.000%,
                  7/01/40

        1,665  Maryland Health and Higher Educational Facilities Authority,        7/14 at 100.00          N/R            1,357,641
                  Revenue Bonds, Civista Medical Center, Series 2005, 5.000%,
                  7/01/37 - RAAI Insured

                                                           Nuveen Investments 25

    | Portfolio of Investments May 31, 2010

    PRINCIPAL                                                                       OPTIONAL CALL
 AMOUNT (000)  DESCRIPTION (1)                                                     PROVISIONS (2)  RATINGS (3)                VALUE
-----------------------------------------------------------------------------------------------------------------------------------
               HEALTH CARE (continued)

$       1,740  Maryland Health and Higher Educational Facilities Authority,        7/17 at 100.00         Baa3     $      1,631,998
                  Revenue Bonds, Doctors Community Hospital, Series 2007A,
                  5.000%, 7/01/29

        1,400  Maryland Health and Higher Educational Facilities Authority,        7/12 at 100.00         Baa1            1,325,296
                  Revenue Bonds, Frederick Memorial Hospital, Series 2002,
                  5.125%, 7/01/35

        1,500  Maryland Health and Higher Educational Facilities Authority,        7/11 at 100.00           A+            1,500,240
                  Revenue Bonds, Greater Baltimore Medical Center, Series 2001,
                  5.000%, 7/01/34

        1,000  Maryland Health and Higher Educational Facilities Authority,        7/10 at 100.00            A            1,000,560
                  Revenue Bonds, Johns Hopkins Hospital, Howard County General
                  Hospital Acquisition, Series 1998, 5.000%, 7/01/19 - NPFG
                  Insured

        2,000  Maryland Health and Higher Educational Facilities Authority,        6/10 at 101.00           A3            2,023,820
                  Revenue Bonds, Kaiser Permanente System, Series 1998A, 5.375%,
                  7/01/15

        3,800  Maryland Health and Higher Educational Facilities Authority,        7/13 at 100.00         Baa3            3,717,160
                  Revenue Bonds, Kennedy Krieger Institute, Series 2003, 5.500%,
                  7/01/33

        1,175  Maryland Health and Higher Educational Facilities Authority,        7/17 at 100.00          AAA            1,224,773
                  Revenue Bonds, LifeBridge Health System, Series 2008, 5.000%,
                  7/01/28 - AGC Insured

        1,750  Maryland Health and Higher Educational Facilities Authority,        8/14 at 100.00           A2            1,799,263
                  Revenue Bonds, MedStar Health, Series 2004, 5.375%, 8/15/24

        3,310  Maryland Health and Higher Educational Facilities Authority,        5/16 at 100.00          AA+            3,363,920
                  Revenue Bonds, MedStar Health, Series 2007, 5.250%, 5/15/46 -
                  BHAC Insured

               Maryland Health and Higher Educational Facilities Authority,
               Revenue Bonds, Mercy Medical Center Project, Series 2007A:
        1,010     5.000%, 7/01/37                                                  7/17 at 100.00          BBB              925,968
          670     5.500%, 7/01/42                                                  7/17 at 100.00          BBB              651,287

        1,700  Maryland Health and Higher Educational Facilities Authority,        7/16 at 100.00            A            1,723,970
                  Revenue Bonds, Peninsula Regional Medical Center, Series 2006,
                  5.000%, 7/01/36

        3,250  Maryland Health and Higher Educational Facilities Authority,        7/12 at 100.00           A3            3,289,065
                  Revenue Bonds, Union Hospital of Cecil County, Series 2002,
                  5.625%, 7/01/32

        1,000  Maryland Health and Higher Educational Facilities Authority,        7/13 at 100.00            A            1,008,780
                  Revenue Bonds, University of Maryland Medical System, Series
                  2004B, 5.000%, 7/01/24 - AMBAC Insured

        3,395  Maryland Health and Higher Educational Facilities Authority,        1/18 at 100.00         BBB-            3,405,151
                  Revenue Bonds, Washington County Hospital, Series 2008,
                  5.750%, 1/01/38

               Prince George's County, Maryland, Revenue Bonds, Dimensions
               Health Corporation, Series 1994:
          360     5.375%, 7/01/14 (5)                                              7/10 at 100.00           B3              328,734
          295     5.300%, 7/01/24 (5)                                              7/10 at 100.00           B3              204,229
-----------------------------------------------------------------------------------------------------------------------------------
       40,685  Total Health Care                                                                                         40,285,274
-----------------------------------------------------------------------------------------------------------------------------------
               HOUSING/MULTIFAMILY - 12.7% (8.5% OF TOTAL INVESTMENTS)

        2,065  Anne Arundel County, Maryland, FNMA Multifamily Housing Revenue     1/20 at 102.00          AAA            2,099,465
                  Bonds, Glenview Gardens Apartments Project, Series 2009,
                  5.000%, 1/01/28 (Mandatory put 1/01/27)

        1,450  Maryland Community Development Administration, FNMA Multifamily     2/11 at 101.00          Aaa            1,478,464
                  Development Revenue Bonds, Edgewater Village Apartments,
                  Series 2000B, 5.800%, 8/01/20 (Alternative Minimum Tax)

        2,500  Maryland Community Development Administration, Housing Revenue      7/10 at 100.50          Aa2            2,503,900
                  Bonds, Series 1999A, 5.350%, 7/01/41 (Alternative Minimum Tax)

          880  Maryland Community Development Administration, Housing Revenue      7/10 at 100.00          Aa2              880,862
                  Bonds, Series 1999B, 6.250%, 7/01/32 (Alternative Minimum Tax)

        1,000  Maryland Economic Development Corporation, Senior Lien Student     10/13 at 100.00           B3              756,650
                  Housing Revenue Bonds, University of Maryland - Baltimore,
                  Series 2003A, 5.625%, 10/01/23

        1,000  Maryland Economic Development Corporation, Student Housing          6/10 at 101.90         Baa3            1,019,040
                  Revenue Bonds, Collegiate Housing Foundation - Salisbury State
                  University, Series 1999A, 6.000%, 6/01/19

        1,145  Maryland Economic Development Corporation, Student Housing          6/16 at 100.00         Baa2            1,086,513
                  Revenue Refunding Bonds, University of Maryland College Park
                  Projects, Series 2006, 5.000%, 6/01/33 - CIFG Insured

        3,830  Montgomery County Housing Opportunities Commission, Maryland,       7/10 at 100.00          Aaa            3,832,030
                  FNMA/FHA-Insured Multifamily Housing Development Bonds, Series
                  1998A, 5.200%, 7/01/30

26 Nuveen Investments

    PRINCIPAL                                                                       OPTIONAL CALL
 AMOUNT (000)  DESCRIPTION (1)                                                     PROVISIONS (2)  RATINGS (3)                VALUE
-----------------------------------------------------------------------------------------------------------------------------------
               HOUSING/MULTIFAMILY (continued)

$         360  Montgomery County Housing Opportunities Commission, Maryland,       7/10 at 100.00          Aa2     $        360,871
                  GNMA/FHA-Insured Multifamily Housing Revenue Bonds, Series
                  1995A, 5.900%, 7/01/15

        2,000  Montgomery County Housing Opportunities Commission, Maryland,       7/10 at 100.00          Aaa            2,002,220
                  Multifamily Housing Development Bonds, Series 2000A, 6.100%,
                  7/01/30

          540  Prince George's County Housing Authority, Maryland, GNMA            9/10 at 101.00          AAA              549,115
                  Collateralized Mortgage Revenue Bonds, University Landing
                  Apartments, Series 1999, 6.100%, 3/20/41 (Alternative Minimum
                  Tax)

               Prince George's County Housing Authority, Maryland, GNMA
               Collateralized Mortgage Revenue Refunding Bonds, Overlook
               Apartments, Series 1995A:
        1,645     5.700%, 12/20/15                                                 6/10 at 100.00          AA+            1,648,932
        1,670     5.750%, 12/20/19                                                 6/10 at 100.00          AA+            1,672,639
-----------------------------------------------------------------------------------------------------------------------------------
       20,085  Total Housing/Multifamily                                                                                 19,890,701
-----------------------------------------------------------------------------------------------------------------------------------
               HOUSING/SINGLE FAMILY - 11.2% (7.5% OF TOTAL INVESTMENTS)

        2,510  Maryland Community Development Administration Department of         9/18 at 100.00          Aa2            2,638,688
                  Housing and Community Development, Residential Revenue Bonds,
                  Series 2008C, 5.375%, 9/01/39

        3,000  Maryland Community Development Administration Department of         9/18 at 100.00          Aa2            3,022,230
                  Housing and Community Development, Residential Revenue Bonds,
                  Series 2009B, 4.750%, 9/01/39

               Maryland Community Development Administration, Department of
               Housing and Community Development, Residential Revenue Bonds,
               Series 2006:
          600     4.750%, 9/01/25 (Alternative Minimum Tax) (UB)                   9/15 at 100.00          Aa2              603,288
        1,195     4.900%, 9/01/26 (Alternative Minimum Tax) (UB)                   9/15 at 100.00          Aa2            1,204,441
        4,100     4.875%, 9/01/26 (Alternative Minimum Tax) (UB)                   3/16 at 100.00          Aa2            4,133,498
        1,630     4.900%, 9/01/31 (Alternative Minimum Tax) (UB)                   9/16 at 100.00          Aa2            1,643,872

               Maryland Community Development Administration, Department of
               Housing and Community Development, Residential Revenue Bonds,
               Series 2007:
          650     5.000%, 9/01/27 (Alternative Minimum Tax) (UB)                   3/17 at 100.00          Aa2              658,880
        1,200     4.850%, 9/01/37 (Alternative Minimum Tax) (UB)                   3/17 at 100.00          Aa2            1,196,316

        2,330  Maryland Community Development Administration, Department of        9/14 at 100.00          Aa2            2,288,270
                  Housing and Community Development, Residential Revenue Bonds,
                  Series 2005, 4.900%, 9/01/36 (Alternative Minimum Tax) (UB)

            5  Prince George's County Housing Authority, Maryland,                 8/10 at 100.00          AAA                5,015
                  FHLMC/FNMA/GNMA Collateralized Single Family Mortgage Revenue
                  Bonds, Series 2000A, 6.150%, 8/01/19 (Alternative Minimum Tax)

          290  Puerto Rico Housing Finance Authority, Mortgage-Backed Securities   6/13 at 100.00          AAA              285,760
                  Program Home Mortgage Revenue Bonds, Series 2003A, 4.875%,
                  6/01/34 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
       17,510  Total Housing/Single Family                                                                               17,680,258
-----------------------------------------------------------------------------------------------------------------------------------
               INDUSTRIALS - 2.7% (1.8% OF TOTAL INVESTMENTS)

        2,150  Maryland Economic Development Corporation, Economic Development     6/20 at 100.00         Baa3            2,202,568
                  Revenue Bonds, Transportation Facilities Project, Series
                  2010A, 5.750%, 6/01/35

        2,010  Maryland Economic Development Corporation, Solid Waste Disposal     4/12 at 101.00          BBB            2,027,306
                  Revenue Bonds, Waste Management Inc., Series 2002, 4.600%,
                  4/01/16 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
        4,160  Total Industrials                                                                                          4,229,874
-----------------------------------------------------------------------------------------------------------------------------------
               LONG-TERM CARE - 3.2% (2.2% OF TOTAL INVESTMENTS)

        2,455  Baltimore County, Maryland, Revenue Bonds, Oak Crest Village,       1/17 at 100.00         BBB+            2,205,572
                  Series 2007A, 5.000%, 1/01/37

        1,000  Carroll County, Maryland, Revenue Refunding Bonds, EMA Obligated    7/10 at 100.50          BB-              877,300
                  Group, Series 1999A, 5.625%, 1/01/25 - RAAI Insured

          995  Gaithersburg, Maryland, Economic Development Revenue Bonds,         1/20 at 100.00          N/R            1,024,910
                  Asbury Methodist Homes Inc., Series 2009B, 6.000%, 1/01/23

        1,065  Maryland Health and Higher Educational Facilities Authority,        7/17 at 100.00           A-              966,935
                  Revenue Bonds, Mercy Ridge Retirement Community, Series 2007,
                  4.750%, 7/01/34
-----------------------------------------------------------------------------------------------------------------------------------
        5,515  Total Long-Term Care                                                                                       5,074,717
-----------------------------------------------------------------------------------------------------------------------------------

                                                           Nuveen Investments 27

    | Portfolio of Investments May 31, 2010

    PRINCIPAL                                                                       OPTIONAL CALL
 AMOUNT (000)  DESCRIPTION (1)                                                     PROVISIONS (2)  RATINGS (3)                VALUE
-----------------------------------------------------------------------------------------------------------------------------------
               TAX OBLIGATION/GENERAL - 28.6% (19.2% OF TOTAL INVESTMENTS)

$       2,030  Anne Arundel County, Maryland, General Obligation Bonds, Series     4/14 at 100.00          AAA     $      2,260,040
                  2004, 5.000%, 4/01/16

        1,000  Anne Arundel County, Maryland, General Obligation Bonds, Series     3/16 at 100.00          AAA            1,110,700
                  2006, 5.000%, 3/01/21

          685  Anne Arundel County, Maryland, Water and Sewer Revenue Bonds,       3/16 at 100.00          AAA              788,017
                  Series 2006, 5.000%, 3/01/17

               Baltimore County, Maryland, Metropolitan District Special
               Assessment Bonds, 67th Issue:
        2,500     5.000%, 6/01/25                                                  6/11 at 101.00          AAA            2,566,875
        3,500     5.000%, 6/01/26                                                  6/11 at 101.00          AAA            3,590,440

        1,540  Baltimore, Maryland, General Obligation Consolidated Public        10/14 at 100.00          Aa2            1,655,284
                  Improvement Bonds, Series 2004A, 5.000%, 10/15/22 - AMBAC
                  Insured

          700  Carroll County, Maryland, Consolidated Public Improvement Bonds,   12/15 at 100.00          AA+              807,870
                  Series 2005A, 5.000%, 12/01/16

               Charles County, Maryland, Consolidated General Obligation Public
               Improvement Bonds, Series 2006:
        2,185     5.000%, 3/01/14                                                    No Opt. Call          Aa1            2,488,497
          820     5.000%, 3/01/16                                                    No Opt. Call          Aa1              955,046

               Howard County, Maryland, Consolidated Public Improvement Bonds,
               Series 2004B:
        1,625     5.000%, 8/15/17                                                  2/14 at 100.00          AAA            1,847,024
        1,180     5.000%, 8/15/19                                                  2/14 at 100.00          AAA            1,341,223

        1,725  Howard County, Maryland, Metropolitan District Refunding Bonds,     2/12 at 100.00          AAA            1,805,523
                  Series 2002A, 5.250%, 8/15/18

        1,190  Maryland National Capital Park Planning Commission, Prince          1/14 at 100.00          AAA            1,325,672
                  George's County, General Obligation Bonds, Park Acquisition
                  and Development, Series 2004EE-2, 5.000%, 1/15/17

        3,000  Montgomery County, Maryland, Consolidated General Obligation          No Opt. Call          AAA            3,500,820
                  Public Improvement Bonds, Series 2005A, 5.000%, 7/01/15

               Montgomery County, Maryland, Consolidated General Obligation
               Public Improvement Refunding Bonds, Series 2001:
        1,750     5.250%, 10/01/13                                                10/11 at 101.00          AAA            1,877,470
        2,000     5.250%, 10/01/18                                                10/11 at 101.00          AAA            2,092,360

        2,000  Prince George's County, Maryland, General Obligation                9/12 at 101.00          AAA            2,081,560
                  Consolidated Public Improvement Bonds, Series 2002, 4.100%,
                  9/15/19

        5,770  Prince George's County, Maryland, General Obligation               10/13 at 100.00          AAA            6,413,124
                  Consolidated Public Improvement Bonds, Series 2003A, 5.000%,
                  10/01/18

               Washington Suburban Sanitary District, Montgomery and Prince
               George's Counties, Maryland, Sewerage Disposal Bonds,
               Series 2005:
        2,000     5.000%, 6/01/16                                                  6/15 at 100.00          AAA            2,328,120
        1,235     5.000%, 6/01/23                                                  6/15 at 100.00          AAA            1,437,614
        1,235     5.000%, 6/01/24                                                  6/15 at 100.00          AAA            1,437,614
        1,235     5.000%, 6/01/25                                                  6/15 at 100.00          AAA            1,437,614
-----------------------------------------------------------------------------------------------------------------------------------
       40,905  Total Tax Obligation/General                                                                              45,148,507
-----------------------------------------------------------------------------------------------------------------------------------
               TAX OBLIGATION/LIMITED - 15.8% (10.5% OF TOTAL INVESTMENTS)

          300  Baltimore, Maryland, Special Obligation Bonds, North Locust         9/15 at 101.00          N/R              276,264
                  Point Project, Series 2005, 5.500%, 9/01/34

          340  Frederick County, Maryland, Lake Linganore Village Community        7/10 at 102.00          N/R              326,614
                  Development Special Obligation Bonds, Series 2001A, 5.700%,
                  7/01/29 - RAAI Insured

          900  Hyattsville, Maryland, Special Obligation Bonds, University Town    7/14 at 102.00          N/R              800,370
                  Center Project, Series 2004, 5.750%, 7/01/34

               Maryland Department of Transportation, Certificates of
               Participation, Mass Transit Administration Project,
               Series 2000:
          875     5.500%, 10/15/19 (Alternative Minimum Tax)                      10/10 at 101.00          AA+              886,314
          925     5.500%, 10/15/20 (Alternative Minimum Tax)                      10/10 at 101.00          AA+              937,950

        4,250  Maryland Department of Transportation, Consolidated                   No Opt. Call          AAA            5,044,368
                  Transportation Revenue Bonds, Series 2002, 5.500%, 2/01/16

        1,875  Maryland Economic Development Corporation, Lease Revenue Bonds,     6/12 at 100.50          AAA            2,029,950
                  Department of Transportation Headquarters Building, Series
                  2002, 5.375%, 6/01/19

        1,700  Maryland Stadium Authority, Lease Revenue Bonds, Montgomery         6/13 at 100.00          AA+            1,844,772
                  County Conference Center Facilities, Series 2003, 5.000%,
                  6/15/24

        1,000  Montgomery County, Maryland, Lease Revenue Bonds, Metrorail         6/12 at 100.00           AA            1,068,330
                  Garage, Series 2002, 5.000%, 6/01/21

28 Nuveen Investments

    PRINCIPAL                                                                       OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                    PROVISIONS (2)   RATINGS (3)               VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

$         675   Montgomery County, Maryland, Special Obligation Bonds, West        7/12 at 101.00           A2     $        661,061
                   Germantown Development District, Senior Series 2002A,
                   5.500%, 7/01/27 - RAAI Insured

          635   New Baltimore City Board of School Commissioners, Maryland,       11/10 at 100.00          AA+              647,903
                   School System Revenue Bonds, Series 2000, 5.125%, 11/01/15

                Puerto Rico Highway and Transportation Authority, Highway
                Revenue Bonds, Series 2007N:
        1,000      5.500%, 7/01/29 - AMBAC Insured                                   No Opt. Call           A3            1,082,900
        2,500      5.250%, 7/01/31 - AMBAC Insured                                   No Opt. Call           A3            2,584,075
        1,000      5.250%, 7/01/33 - NPFG Insured                                    No Opt. Call            A            1,039,560

        2,100   Puerto Rico Municipal Finance Agency, Series 2002A, 5.250%,        8/12 at 100.00          AAA            2,213,799
                   8/01/21 - AGM Insured

                Puerto Rico Sales Tax Financing Corporation, Sales Tax
                Revenue Bonds, First Subordinate Series 2010A:
        1,425      5.375%, 8/01/39                                                 2/20 at 100.00           A+            1,479,891
          200      5.500%, 8/01/42                                                 2/20 at 100.00           A+              209,300

        1,500   Puerto Rico, Highway Revenue Bonds, Highway and Transportation       No Opt. Call            A            1,627,740
                   Authority, Series 2003AA, 5.500%, 7/01/19 - NPFG Insured
------------------------------------------------------------------------------------------------------------------------------------
       23,200   Total Tax Obligation/Limited                                                                             24,761,161
------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 4.8% (3.2% OF TOTAL INVESTMENTS)

        1,060   Baltimore, Maryland, Revenue Refunding Bonds, Parking System         No Opt. Call           A1            1,188,790
                   Facilities, Series 1998A, 5.250%, 7/01/17 - FGIC Insured

        4,335   Maryland Transportation Authority, Revenue Bonds,                  7/17 at 100.00          AAA            4,645,820
                   Transportation Facilities Projects, Series 2007, 5.000%,
                   7/01/30 - AGM Insured (UB)

        2,075   Puerto Rico Ports Authority, Special Facilities Revenue Bonds,     6/10 at 100.00         CCC+            1,643,130
                   AmericanAirlines Inc., Series 1996A, 6.250%, 6/01/26
                   (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
        7,470   Total Transportation                                                                                      7,477,740
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 16.5% (11.1% OF TOTAL INVESTMENTS) (4)

        2,000   Baltimore, Maryland, Revenue Refunding Bonds, Water Projects,        No Opt. Call       AA (4)            2,288,620
                   Series 1998A, 5.000%, 7/01/28 - FGIC Insured (ETM)

        2,000   Baltimore, Maryland, Revenue Refunding Bonds, Water System           No Opt. Call       AA (4)            2,359,560
                   Projects, Series 1994A, 5.000%, 7/01/24 - FGIC Insured
                   (ETM)

        1,245   Baltimore, Maryland, Wastewater Project Revenue Bonds, Series      7/16 at 100.00       AA (4)            1,455,467
                   2006C, 5.000%, 7/01/31 (Pre-refunded 7/01/16) - AMBAC
                   Insured

          275   Frederick County, Maryland, Lake Linganore Village Community       7/10 at 102.00      N/R (4)              281,864
                   Development Special Obligation Bonds, Series 2001A, 5.700%,
                   7/01/29 (Pre-refunded 7/01/10) - RAAI Insured

        1,440   Gaithersburg, Maryland, Hospital Facilities Revenue Refunding        No Opt. Call          AAA            1,542,456
                   and Improvement Bonds, Shady Grove Adventist Hospital,
                   Series 1995, 6.500%, 9/01/12 - AGM Insured (ETM)

          575   Howard County, Maryland, Consolidated Public Improvement           2/12 at 100.00          AAA              620,776
                   Refunding Bonds, Series 2002A, 5.250%, 8/15/18
                   (Pre-refunded 2/15/12)

                Maryland Economic Development Corporation, Health and Mental
                Hygiene Providers Revenue Bonds, Series 1996A:
          810      7.625%, 4/01/21 (Pre-refunded 4/01/11)                          4/11 at 102.00      N/R (4)              871,058
          585      7.625%, 4/01/21 (Pre-refunded 4/01/11)                          4/11 at 102.00      N/R (4)              629,097

        3,200   Maryland Health and Higher Educational Facilities Authority,         No Opt. Call      N/R (4)            3,697,344
                   Revenue Bonds, Helix Health, Series 1997, 5.000%, 7/01/27
                   - AMBAC Insured (ETM)

        3,125   Maryland Health and Higher Educational Facilities Authority,       7/10 at 100.00          Aaa            3,505,094
                   Revenue Bonds, Howard County General Hospital, Series 1993,
                   5.500%, 7/01/25 (ETM)

        2,040   Maryland Health and Higher Educational Facilities Authority,       7/14 at 100.00       A2 (4)            2,334,576
                   Revenue Bonds, LifeBridge Health System, Series 2004A,
                   5.125%, 7/01/34 (Pre-refunded 7/01/14)

        1,500   Maryland Health and Higher Educational Facilities Authority,       7/12 at 100.00        A (4)            1,663,290
                   Revenue Bonds, University of Maryland Medical System, Series
                   2002, 6.000%, 7/01/22 (Pre-refunded 7/01/12)

          175   Maryland Transportation Authority, Revenue Refunding Bonds,          No Opt. Call          AAA              203,676
                   Transportation Facilities Projects, First Series 1978,
                   6.800%, 7/01/16 (ETM)

        1,000   Puerto Rico Infrastructure Financing Authority, Special           10/10 at 101.00          AAA            1,027,710
                   Obligation Bonds, Series 2000A, 5.500%, 10/01/20
                   (Pre-refunded 10/01/10)

                                                           Nuveen Investments 29

    | Portfolio of Investments May 31, 2010

    PRINCIPAL                                                                       OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                    PROVISIONS (2)   RATINGS (3)               VALUE
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED (4) (continued)

$       1,000   Puerto Rico, Highway Revenue Bonds, Highway and Transportation     7/16 at 100.00          Aaa     $      1,200,729
                   Authority, Series 1996Y, 5.500%, 7/01/36
                   (Pre-refunded 7/01/16)

          235   Puerto Rico, The Children's Trust Fund, Tobacco Settlement         7/10 at 100.00          AAA              236,158
                   Asset-Backed Bonds, Series 2000, 5.750%, 7/01/20
                   (Pre-refunded 7/01/10)

        2,000   Virgin Islands Public Finance Authority, Gross Receipts           10/10 at 101.00     BBB+ (4)            2,060,539
                   Taxes Loan Note, Series 1999A, 6.500%, 10/01/24
                   (Pre-refunded 10/01/10)
------------------------------------------------------------------------------------------------------------------------------------
       23,205   Total U.S. Guaranteed                                                                                    25,978,014
------------------------------------------------------------------------------------------------------------------------------------
               UTILITIES - 3.9% (2.6% OF TOTAL INVESTMENTS)

        2,500   Maryland Energy Financing Administration, Revenue Bonds,           9/10 at 100.00          N/R            2,501,000
                   AES Warrior Run Project, Series 1995, 7.400%, 9/01/19
                   (Alternative Minimum Tax)

        3,500   Puerto Rico Electric Power Authority, Power Revenue Bonds,         7/14 at 100.00            A            3,588,900
                   Series 2004PP, 5.000%, 7/01/22 - FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------
        6,000   Total Utilities                                                                                           6,089,900
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 3.4% (2.2% OF TOTAL INVESTMENTS)

        1,045   Baltimore, Maryland, Revenue Refunding Bonds, Water System           No Opt. Call           AA            1,194,341
                   Projects, Series 1994A, 5.000%, 7/01/24 - FGIC Insured

        1,655   Baltimore, Maryland, Wastewater Project Revenue Bonds, Series      7/16 at 100.00           AA            1,756,037
                   2006C, 5.000%, 7/01/31 - AMBAC Insured

        1,260   Baltimore, Maryland, Wastewater Project Revenue Bonds, Series      7/17 at 100.00           AA            1,311,810
                   2007D, 5.000%, 7/01/32 - AMBAC Insured

          860   Maryland Water Quality Financing Administration, Revolving Loan      No Opt. Call          AAA            1,005,650
                   Fund Revenue Bonds, Series 2005A, 5.000%, 9/01/15
------------------------------------------------------------------------------------------------------------------------------------
        4,820   Total Water and Sewer                                                                                     5,267,838
------------------------------------------------------------------------------------------------------------------------------------
$     225,570   Total Investments (cost $226,022,758) - 149.4%                                                          234,991,664
=============-----------------------------------------------------------------------------------------------------------------------
                Floating Rate Obligations - (6.3)%                                                                       (9,962,000)
                --------------------------------------------------------------------------------------------------------------------
                MuniFund Term Preferred Shares, at Liquidation Value - (24.7)%
                   (6)                                                                                                  (38,775,000)
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 2.6%                                                                      3,963,040
                --------------------------------------------------------------------------------------------------------------------
                Auction Rate Preferred Shares, at Liquidation Value - (21.0)%
                   (6)                                                                                                  (32,975,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                      $    157,242,704
                ====================================================================================================================

  (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

  (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

  (3) Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investor Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade.

  (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

  (5) For fair value measurement disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements, Footnote 2 - Fair Value Measurements for more information.

  (6) MuniFund Term Preferred Shares and Auction Rate Preferred Shares, at Liquidation Value as a percentage of Total Investments are 16.5% and 14.0%, respectively.

  N/R   Not rated.

(ETM)   Escrowed to maturity.

 (IF)   Inverse floating rate investment.

 (UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 - Inverse Floating Rate Securities for more information.

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

30 Nuveen Investments

NFM | Nuveen Maryland Dividend Advantage Municipal Fund
    | Portfolio of Investments May 31, 2010

    PRINCIPAL                                                                       OPTIONAL CALL
 AMOUNT (000)  DESCRIPTION (1)                                                     PROVISIONS (2)  RATINGS (3)                VALUE
-----------------------------------------------------------------------------------------------------------------------------------
               CONSUMER DISCRETIONARY - 5.0% (3.5% OF TOTAL INVESTMENTS)

               Baltimore, Maryland, Senior Lien Convention Center Hotel Revenue
               Bonds, Series 2006A:
$         540     5.000%, 9/01/16 - SYNCORA GTY Insured                              No Opt. Call         Baa3     $        535,388
        2,115     5.250%, 9/01/39 - SYNCORA GTY Insured                            9/16 at 100.00         Baa3            1,726,601

          310  Baltimore, Maryland, Subordinate Lien Convention Center Hotel       9/16 at 100.00          Ba1              253,695
                  Revenue Bonds, Series 2006B, 5.875%, 9/01/39

          650  Maryland Economic Development Corporation, Revenue Bonds,          12/16 at 100.00          N/R              476,255
                  Chesapeake Bay Hyatt Conference Center, Series 2006A, 5.000%,
                  12/01/31
-----------------------------------------------------------------------------------------------------------------------------------
        3,615  Total Consumer Discretionary                                                                               2,991,939
-----------------------------------------------------------------------------------------------------------------------------------
               CONSUMER STAPLES - 2.2% (1.5% OF TOTAL INVESTMENTS)

        1,340  Puerto Rico, The Children's Trust Fund, Tobacco Settlement          5/12 at 100.00          BBB            1,315,357
                  Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33
-----------------------------------------------------------------------------------------------------------------------------------
               EDUCATION AND CIVIC ORGANIZATIONS - 12.4% (8.7% OF TOTAL
                  INVESTMENTS)

          645  Hartford County, Maryland, Economic Development Revenue Bonds,      4/14 at 100.00           A+              648,290
                  Battelle Memorial Institute, Series 2004, 5.250%, 4/01/34

          980  Maryland Economic Development Corporation, Utility                  7/11 at 100.00          N/R              995,680
                  Infrastructure Revenue Bonds, University of Maryland -
                  College Park, Series 2001, 5.000%, 7/01/19 - AMBAC Insured

          125  Maryland Health and Higher Educational Facilities Authority,        7/20 at 100.00         BBB-              126,828
                  Revenue Bonds, Patterson Park Public Charter School Issue,
                  Series 2010, 6.000%, 7/01/40

        1,500  Maryland Health and Higher Educational Facilities Authority,        7/10 at 100.00         BBB-            1,499,895
                  Educational Facilities Leasehold Mortgage Revenue Bonds,
                  McLean School, Series 2001, 6.000%, 7/01/31

          500  Maryland Health and Higher Educational Facilities Authority,        7/14 at 100.00           A-              502,445
                  Revenue Bonds, Goucher College, Series 2004, 5.125%, 7/01/34

          585  Maryland Health and Higher Educational Facilities Authority,        7/14 at 100.00           AA              654,270
                  Revenue Bonds, Johns Hopkins University, Series 2004, Inverse
                  1003, 13.395%, 7/01/33 (IF)

          565  Maryland Health and Higher Educational Facilities Authority,        6/17 at 100.00         Baa1              536,637
                  Revenue Bonds, Maryland Institute College of Art, Series
                  2007, 5.000%, 6/01/36

          475  Maryland Industrial Development Financing Authority, Revenue        5/15 at 100.00          N/R              458,328
                  Bonds, Our Lady of Good Counsel High School, Series 2005A,
                  6.000%, 5/01/35

          615  Montgomery County Revenue Authority, Maryland, Lease Revenue        5/15 at 100.00          Aa3              660,793
                  Bonds, Montgomery College Arts Center Project, Series 2005A,
                  5.000%, 5/01/20

               Puerto Rico Industrial, Tourist, Educational, Medical and
               Environmental Control Facilities Financing Authority, Higher
               Education Revenue Bonds, Ana G. Mendez University System,
               Series 1999:
          215     5.375%, 2/01/19                                                  8/10 at 100.50         BBB-              215,159
          410     5.375%, 2/01/29                                                  8/10 at 100.50         BBB-              389,352

          900  Westminster, Maryland, Educational Facilities Revenue Bonds,       11/16 at 100.00         BBB+              775,341
                  McDaniel College, Series 2006, 4.500%, 11/01/36
-----------------------------------------------------------------------------------------------------------------------------------
        7,515  Total Education and Civic Organizations                                                                    7,463,018
-----------------------------------------------------------------------------------------------------------------------------------
               HEALTH CARE - 33.5% (23.5% OF TOTAL INVESTMENTS)

          225  Maryland Health and Higher Education Facilities Authority,          7/19 at 100.00            A              228,998
                  Revenue Bonds, University of Maryland Medical System Issue,
                  Series 2010, 5.125%, 7/01/39

        1,325  Maryland Health and Higher Education Facilities Authority,          7/16 at 100.00            A            1,333,931
                  Revenue Bonds, University of Maryland Medical System, Series
                  2006, 5.000%, 7/01/36

          330  Maryland Health and Higher Educational Facilities Authority,        7/19 at 100.00           A-              329,984
                  Revenue Bonds, Anne Arundel Health System, Series 2010,
                  5.000%, 7/01/40

        1,000  Maryland Health and Higher Educational Facilities Authority,        7/10 at 100.00          AAA            1,000,930
                  Revenue Bonds, Anne Arundel Medical Center, Series 1998,
                  5.125%, 7/01/28 - AGM Insured

        1,000  Maryland Health and Higher Educational Facilities Authority,        7/10 at 100.00           A2            1,000,140
                  Revenue Bonds, Calvert Memorial Hospital, Series 1998,
                  5.000%, 7/01/28

        1,000  Maryland Health and Higher Educational Facilities Authority,        7/12 at 100.00           A3            1,024,760
                  Revenue Bonds, Carroll County General Hospital, Series 2002,
                  6.000%, 7/01/26

                                                           Nuveen Investments 31

    | Portfolio of Investments May 31, 2010

    PRINCIPAL                                                                       OPTIONAL CALL
 AMOUNT (000)  DESCRIPTION (1)                                                     PROVISIONS (2)  RATINGS (3)                VALUE
-----------------------------------------------------------------------------------------------------------------------------------
               HEALTH CARE (continued)

$         400  Maryland Health and Higher Educational Facilities Authority,        7/16 at 100.00           A3     $        390,256
                  Revenue Bonds, Carroll Hospital Center, Series 2006, 5.000%,
                  7/01/40

          775  Maryland Health and Higher Educational Facilities Authority,        7/14 at 100.00          N/R              631,935
                  Revenue Bonds, Civista Medical Center, Series 2005, 5.000%,
                  7/01/37 - RAAI Insured

          710  Maryland Health and Higher Educational Facilities Authority,        7/17 at 100.00         Baa3              665,930
                  Revenue Bonds, Doctors Community Hospital, Series 2007A,
                  5.000%, 7/01/29

          500  Maryland Health and Higher Educational Facilities Authority,        7/12 at 100.00         Baa1              473,320
                  Revenue Bonds, Frederick Memorial Hospital, Series 2002,
                  5.125%, 7/01/35

          650  Maryland Health and Higher Educational Facilities Authority,        7/11 at 100.00           A+              650,104
                  Revenue Bonds, Greater Baltimore Medical Center, Series 2001,
                  5.000%, 7/01/34

        1,250  Maryland Health and Higher Educational Facilities Authority,        5/11 at 100.00          Aa3            1,263,450
                  Revenue Bonds, Johns Hopkins Hospital, Series 2001, 5.000%,
                  5/15/21

        2,225  Maryland Health and Higher Educational Facilities Authority,        6/10 at 101.00           A3            2,251,500
                  Revenue Bonds, Kaiser Permanente System, Series 1998A,
                  5.375%, 7/01/15

        1,000  Maryland Health and Higher Educational Facilities Authority,        7/13 at 100.00         Baa3              978,200
                  Revenue Bonds, Kennedy Krieger Institute, Series 2003,
                  5.500%, 7/01/33

          485  Maryland Health and Higher Educational Facilities Authority,        7/17 at 100.00          AAA              505,545
                  Revenue Bonds, LifeBridge Health System, Series 2008, 5.000%,
                  7/01/28 - AGC Insured

          700  Maryland Health and Higher Educational Facilities Authority,        8/14 at 100.00           A2              719,705
                  Revenue Bonds, MedStar Health, Series 2004, 5.375%, 8/15/24

        1,360  Maryland Health and Higher Educational Facilities Authority,        5/16 at 100.00          AA+            1,382,154
                  Revenue Bonds, MedStar Health, Series 2007, 5.250%, 5/15/46 -
                  BHAC Insured

               Maryland Health and Higher Educational Facilities Authority,
                  Revenue Bonds, Mercy Medical Center Project, Series 2007A:
          415     5.000%, 7/01/37                                                  7/17 at 100.00          BBB              380,472
          270     5.500%, 7/01/42                                                  7/17 at 100.00          BBB              262,459

        1,000  Maryland Health and Higher Educational Facilities Authority,        7/11 at 100.00          BBB            1,000,830
                  Revenue Bonds, Mercy Medical Center, Series 2001, 5.625%,
                  7/01/31

          700  Maryland Health and Higher Educational Facilities Authority,        7/16 at 100.00            A              709,870
                  Revenue Bonds, Peninsula Regional Medical Center, Series
                  2006, 5.000%, 7/01/36

        1,000  Maryland Health and Higher Educational Facilities Authority,        7/15 at 100.00           A3            1,001,290
                  Revenue Bonds, Union Hospital of Cecil County, Series 2005,
                  5.000%, 7/01/35

          980  Maryland Health and Higher Educational Facilities Authority,        1/18 at 100.00         BBB-              982,930
                  Revenue Bonds, Washington County Hospital, Series 2008,
                  5.750%, 1/01/38

          570  Maryland Health and Higher Educational Facilities Authority,        7/10 at 100.00           A3              570,342
                  Revenue Refunding Bonds, Union Hospital of Cecil County,
                  Series 1998, 5.100%, 7/01/22

          700  Prince George's County, Maryland, Revenue Bonds, Dimensions         7/10 at 100.00           B3              484,610
                  Health Corporation, Series 1994, 5.300%, 7/01/24 (5)
-----------------------------------------------------------------------------------------------------------------------------------
       20,570  Total Health Care                                                                                         20,223,645
-----------------------------------------------------------------------------------------------------------------------------------
               HOUSING/MULTIFAMILY - 13.6% (9.6% OF TOTAL INVESTMENTS)

        1,000  Maryland Community Development Administration, Multifamily         12/11 at 100.00          Aaa            1,006,890
                  Housing Revenue Bonds, Princess Anne Apartments, Series
                  2001D, 5.450%, 12/15/33 (Alternative Minimum Tax)

               Maryland Economic Development Corporation, Senior Lien Student
               Housing Revenue Bonds, University of Maryland - Baltimore,
               Series 2003A:
          215     4.250%, 10/01/10                                                   No Opt. Call           B3              213,001
           50     5.000%, 10/01/15                                                10/13 at 100.00           B3               43,380
          210     5.625%, 10/01/23                                                10/13 at 100.00           B3              158,897

        1,800  Maryland Economic Development Corporation, Student Housing          7/11 at 101.00          N/R            1,573,002
                  Revenue Bonds, Sheppard Pratt University Village, Series
                  2001, 6.000%, 7/01/33 - ACA Insured

          475  Maryland Economic Development Corporation, Student Housing          6/16 at 100.00         Baa2              450,737
                  Revenue Refunding Bonds, University of Maryland College Park
                  Projects, Series 2006, 5.000%, 6/01/33 - CIFG Insured

          750  Montgomery County Housing Opportunities Commission, Maryland,       7/10 at 100.00          Aaa              750,218
                  FNMA/FHA-Insured Multifamily Housing Development Bonds,
                  Series 1998A, 5.250%, 7/01/29 (Alternative Minimum Tax)

        2,000  Montgomery County Housing Opportunities Commission, Maryland,       7/10 at 100.00          Aaa            2,002,200
                  Multifamily Housing Development Bonds, Series 2000B, 6.200%,
                  7/01/30 (Alternative Minimum Tax)

32 Nuveen Investments

    PRINCIPAL                                                                       OPTIONAL CALL
 AMOUNT (000)  DESCRIPTION (1)                                                     PROVISIONS (2)  RATINGS (3)                VALUE
-----------------------------------------------------------------------------------------------------------------------------------
               HOUSING/MULTIFAMILY (continued)

$       2,000  Montgomery County Housing Opportunities Commission, Maryland,       7/11 at 100.00          Aaa     $      2,010,800
                  Multifamily Housing Development Bonds, Series 2001A, 5.600%,
                  7/01/42 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
        8,500  Total Housing/Multifamily                                                                                  8,209,125
-----------------------------------------------------------------------------------------------------------------------------------
               HOUSING/SINGLE FAMILY - 9.4% (6.6% OF TOTAL INVESTMENTS)

          985  Maryland Community Development Administration Department of         9/18 at 100.00          Aa2            1,035,501
                  Housing and Community Development, Residential Revenue Bonds,
                  Series 2008C, 5.375%, 9/01/39

               Maryland Community Development Administration, Department of
               Housing and Community Development, Residential Revenue Bonds,
               Series 2006:
          600     4.750%, 9/01/25 (Alternative Minimum Tax) (UB)                   9/15 at 100.00          Aa2              603,288
          300     4.900%, 9/01/26 (Alternative Minimum Tax) (UB)                   9/15 at 100.00          Aa2              302,370
        1,200     4.875%, 9/01/26 (Alternative Minimum Tax) (UB)                   3/16 at 100.00          Aa2            1,209,804
          815     4.900%, 9/01/31 (Alternative Minimum Tax) (UB)                   9/16 at 100.00          Aa2              821,936

               Maryland Community Development Administration, Department of
               Housing and Community Development, Residential Revenue Bonds,
               Series 2007:
          250     5.000%, 9/01/27 (Alternative Minimum Tax) (UB)                   3/17 at 100.00          Aa2              253,416
          500     4.850%, 9/01/37 (Alternative Minimum Tax) (UB)                   3/17 at 100.00          Aa2              498,466

          970  Maryland Community Development Administration, Department of        9/14 at 100.00          Aa2              952,628
                  Housing and Community Development, Residential Revenue Bonds,
                  Series 2005, 4.900%, 9/01/36 (Alternative Minimum Tax) (UB)
-----------------------------------------------------------------------------------------------------------------------------------
        5,620  Total Housing/Single Family                                                                                5,677,409
-----------------------------------------------------------------------------------------------------------------------------------
               INDUSTRIALS - 3.7% (2.6% OF TOTAL INVESTMENTS)

          810  Maryland Economic Development Corporation, Economic Development     6/20 at 100.00         Baa3              829,805
                  Revenue Bonds, Transportation Facilities Project, Series
                  2010A, 5.750%, 6/01/35

          410  Maryland Economic Development Corporation, Solid Waste Disposal     4/12 at 101.00          BBB              413,530
                  Revenue Bonds, Waste Management Inc., Series 2002, 4.600%,
                  4/01/16 (Alternative Minimum Tax)

        1,000  Northeast Maryland Waste Disposal Authority, Baltimore, Resource    7/10 at 100.00          BBB            1,001,710
                  Recovery Revenue Bonds, RESCO Retrofit Project, Series 1998,
                  4.750%, 1/01/12 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
        2,220  Total Industrials                                                                                          2,245,045
-----------------------------------------------------------------------------------------------------------------------------------
               LONG-TERM CARE - 3.9% (2.7% OF TOTAL INVESTMENTS)

          850  Baltimore County, Maryland, Revenue Bonds, Oak Crest Village,       1/17 at 100.00         BBB+              763,640
                  Series 2007A, 5.000%, 1/01/37

          295  Gaithersburg, Maryland, Economic Development Revenue Bonds,         1/20 at 100.00          N/R              303,868
                  Asbury Methodist Homes Inc., Series 2009B, 6.000%, 1/01/23

          300  Maryland Health and Higher Educational Facilities Authority,        7/16 at 100.00          N/R              283,602
                  Revenue Bonds, Edenwald, Series 2006A, 5.400%, 1/01/31

          720  Maryland Health and Higher Educational Facilities Authority,        1/17 at 100.00          N/R              599,904
                  Revenue Bonds, King Farm Presbyterian Community, Series
                  2007A, 5.250%, 1/01/27

          440  Maryland Health and Higher Educational Facilities Authority,        7/17 at 100.00           A-              399,485
                  Revenue Bonds, Mercy Ridge Retirement Community, Series 2007,
                  4.750%, 7/01/34
-----------------------------------------------------------------------------------------------------------------------------------
        2,605  Total Long-Term Care                                                                                       2,350,499
-----------------------------------------------------------------------------------------------------------------------------------
               TAX OBLIGATION/GENERAL - 15.8% (11.1% OF TOTAL INVESTMENTS)

          565  Anne Arundel County, Maryland, General Obligation Bonds, Series     3/16 at 100.00          AAA              627,546
                  2006, 5.000%, 3/01/21

        3,500  Baltimore County, Maryland, Metropolitan District Special           6/11 at 101.00          AAA            3,587,640
                  Assessment Bonds, 67th Issue, 5.000%, 6/01/27

          300  Carroll County, Maryland, Consolidated Public Improvement Bonds,   12/15 at 100.00          AA+              346,230
                  Series 2005A, 5.000%, 12/01/16

          600  Frederick, Maryland, General Obligation Bonds, Series 2005,         8/15 at 100.00           AA              687,678
                  5.000%, 8/01/16 - NPFG Insured

        1,000  Maryland National Capital Park Planning Commission, Prince          1/14 at 100.00          AAA            1,114,010
                  George's County, General Obligation Bonds, Park Acquisition
                  and Development, Series 2004EE-2, 5.000%, 1/15/17

        1,360  Montgomery County, Maryland, Consolidated General Obligation          No Opt. Call          AAA            1,593,675
                  Public Improvement Bonds, Series 2006A, 5.000%, 5/01/16

          740  Ocean City, Maryland, General Obligation Bonds, Series 2001,        3/11 at 101.00          Aa2              772,937
                  4.875%, 3/01/19 - FGIC Insured

          700  Washington Suburban Sanitary District, Montgomery and Prince        6/15 at 100.00          AAA              814,842
                  George's Counties, Maryland, Sewerage Disposal Bonds, Series
                  2005, 5.000%, 6/01/16
-----------------------------------------------------------------------------------------------------------------------------------
        8,765  Total Tax Obligation/General                                                                               9,544,558
-----------------------------------------------------------------------------------------------------------------------------------

                                                           Nuveen Investments 33

    | Portfolio of Investments May 31, 2010

    PRINCIPAL                                                                       OPTIONAL CALL
 AMOUNT (000)  DESCRIPTION (1)                                                     PROVISIONS (2)  RATINGS (3)                VALUE
-----------------------------------------------------------------------------------------------------------------------------------
               TAX OBLIGATION/LIMITED - 15.5% (10.9% OF TOTAL INVESTMENTS)

$         250  Anne Arundel County, Maryland, Tax Increment Financing Revenue        No Opt. Call          N/R     $        253,855
                  Bonds, Parole Town Center Project, Series 2002, 5.000%,
                  7/01/12

          350  Hyattsville, Maryland, Special Obligation Bonds, University Town    7/14 at 102.00          N/R              311,255
                  Center Project, Series 2004, 5.750%, 7/01/34

        1,500  Maryland Department of Transportation, Consolidated                   No Opt. Call          AAA            1,780,365
                  Transportation Revenue Bonds, Series 2002, 5.500%, 2/01/16

        1,405  Maryland Economic Development Corporation, Lease Revenue Bonds,     6/12 at 100.50          AAA            1,521,109
                  Department of Transportation Headquarters Building, Series
                  2002, 5.375%, 6/01/19

          370  Maryland Economic Development Corporation, Lease Revenue Bonds,     9/12 at 100.00          AA+              403,948
                  Montgomery County Town Square Parking Garage, Series 2002A,
                  5.000%, 9/15/13

          740  Prince George's County, Maryland, Lease Revenue Bonds, Upper        6/13 at 100.00          AA+              818,381
                  Marlboro Justice Center, Series 2003A, 5.000%, 6/30/14 - NPFG
                  Insured

          895  Prince George's County, Maryland, Special Obligation Bonds,         7/15 at 100.00          N/R              780,530
                  National Harbor Project, Series 2005, 5.200%, 7/01/34

          450  Prince George's County, Maryland, Special Tax District Bonds,       7/13 at 100.00          N/R              366,093
                  Victoria Falls Project, Series 2005, 5.250%, 7/01/35

        1,000  Puerto Rico Highway and Transportation Authority, Highway             No Opt. Call           A3            1,033,630
                  Revenue Bonds, Series 2007N, 5.250%, 7/01/31 - AMBAC Insured

          700  Puerto Rico, Highway Revenue Bonds, Highway and Transportation        No Opt. Call            A              759,612
                  Authority, Series 2003AA, 5.500%, 7/01/19 - NPFG Insured

        1,290  Virgin Islands Public Finance Authority, Gross Receipts Taxes      10/10 at 101.00         BBB+            1,312,330
                  Loan Note, Series 1999A, 6.375%, 10/01/19
-----------------------------------------------------------------------------------------------------------------------------------
        8,950  Total Tax Obligation/Limited                                                                               9,341,108
-----------------------------------------------------------------------------------------------------------------------------------
               TRANSPORTATION - 4.4% (3.1% OF TOTAL INVESTMENTS)

          650  Maryland Health and Higher Educational Facilities Authority,        7/11 at 100.00          N/R              632,496
                  Parking Facilities Revenue Bonds, Johns Hopkins Hospital,
                  Series 2001, 5.000%, 7/01/27 - AMBAC Insured

        1,785  Maryland Transportation Authority, Revenue Bonds, Transportation    7/17 at 100.00          AAA            1,912,985
                  Facilities Projects, Series 2007, 5.000%, 7/01/30 - AGM
                  Insured (UB)

               Port Authority of New York and New Jersey, Special Project Bonds,
               JFK International Air Terminal LLC, Sixth Series 1997:
           20     5.750%, 12/01/22 - NPFG Insured (Alternative Minimum Tax)        6/10 at 100.00            A               20,015
           70     5.750%, 12/01/25 - NPFG Insured (Alternative Minimum Tax)        6/10 at 100.00            A               69,994
-----------------------------------------------------------------------------------------------------------------------------------
        2,525  Total Transportation                                                                                       2,635,490
-----------------------------------------------------------------------------------------------------------------------------------
               U.S. GUARANTEED - 17.5% (12.3% OF TOTAL INVESTMENTS) (4)

        1,015  Baltimore, Maryland, Revenue Refunding Bonds, Water Projects,         No Opt. Call       AA (4)            1,161,475
                  Series 1998A, 5.000%, 7/01/28 - FGIC Insured (ETM)

          500  Maryland Health and Higher Educational Facilities Authority,        4/11 at 101.00      N/R (4)              531,390
                  Revenue Bonds, Collington Episcopal Life Care Community Inc.,
                  Series 2001A, 6.750%, 4/01/23 (Pre-refunded 4/01/11)

          585  Maryland Health and Higher Educational Facilities Authority,        7/14 at 100.00       A2 (4)              669,474
                  Revenue Bonds, LifeBridge Health System, Series 2004A,
                  5.125%, 7/01/34 (Pre-refunded 7/01/14)

          625  Maryland Health and Higher Educational Facilities Authority,        6/11 at 100.00     Baa1 (4)              656,425
                  Revenue Bonds, Maryland Institute College of Art, Series
                  2001, 5.500%, 6/01/32 (Pre-refunded 6/01/11)

        2,000  Maryland Health and Higher Educational Facilities Authority,        7/11 at 100.00        A (4)            2,104,760
                  Revenue Bonds, University of Maryland Medical System, Series
                  2001, 5.250%, 7/01/28 (Pre-refunded 7/01/11)

          640  Maryland Transportation Authority, Revenue Refunding Bonds,           No Opt. Call          AAA              744,870
                  Transportation Facilities Projects, First Series 1978,
                  6.800%, 7/01/16 (ETM)

               Puerto Rico Infrastructure Financing Authority, Special
               Obligation Bonds, Series 2000A:
        2,300     5.500%, 10/01/32 (Pre-refunded 10/01/10)                        10/10 at 101.00          AAA            2,363,733
        1,700     5.500%, 10/01/40 (Pre-refunded 10/01/10)                        10/10 at 101.00          AAA            1,747,107

          590  Puerto Rico, The Children's Trust Fund, Tobacco Settlement          7/10 at 100.00          AAA              592,909
                  Asset-Backed Bonds, Series 2000, 5.750%, 7/01/20
                  (Pre-refunded 7/01/10)
-----------------------------------------------------------------------------------------------------------------------------------
        9,955  Total U.S. Guaranteed                                                                                     10,572,143
-----------------------------------------------------------------------------------------------------------------------------------

34 Nuveen Investments

    PRINCIPAL                                                                       OPTIONAL CALL
 AMOUNT (000)  DESCRIPTION (1)                                                     PROVISIONS (2)  RATINGS (3)                VALUE
------------------------------------------------------------------------------------------------------------------------------------
               UTILITIES - 3.4% (2.4% OF TOTAL INVESTMENTS)

$       1,000  Maryland Energy Financing Administration, Revenue Bonds, AES        9/10 at 100.00          N/R     $      1,000,400
                  Warrior Run Project, Series 1995, 7.400%, 9/01/19
                  (Alternative Minimum Tax)

        1,040  Puerto Rico Electric Power Authority, Power Revenue Bonds,          7/20 at 100.00           A3            1,052,956
                  Series 2010XX, 5.250%, 7/01/40
------------------------------------------------------------------------------------------------------------------------------------
        2,040  Total Utilities                                                                                            2,053,356
------------------------------------------------------------------------------------------------------------------------------------
               WATER AND SEWER - 2.1% (1.5% OF TOTAL INVESTMENTS)

          285  Baltimore, Maryland, Wastewater Project Revenue Bonds, Series       7/16 at 100.00           AA              302,398
                  2006C, 5.000%, 7/01/31 - AMBAC Insured

          540  Baltimore, Maryland, Wastewater Project Revenue Bonds, Series       7/17 at 100.00           AA              562,204
                  2007D, 5.000%, 7/01/32 - AMBAC Insured

          355  Maryland Water Quality Financing Administration, Revolving Loan       No Opt. Call          AAA              415,122
                  Fund Revenue Bonds, Series 2005A, 5.000%, 9/01/15
------------------------------------------------------------------------------------------------------------------------------------
        1,180  Total Water and Sewer                                                                                      1,279,724
------------------------------------------------------------------------------------------------------------------------------------
$      85,400  Total Investments (cost $84,939,848) - 142.4%                                                             85,902,416
=============-----------------------------------------------------------------------------------------------------------------------
               Floating Rate Obligations - (6.6)%                                                                        (3,973,000)
               ---------------------------------------------------------------------------------------------------------------------
               MuniFund Term Preferred Shares, at Liquidation Value - (43.9)% (6)                                       (26,485,000)
               ---------------------------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities - 8.1%                                                                       4,863,985
               ---------------------------------------------------------------------------------------------------------------------
               Net Assets Applicable to Common Shares - 100%                                                       $     60,308,401
               =====================================================================================================================

  (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

  (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

  (3) Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investor Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade.

  (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

  (5) For fair value measurement disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements, Footnote 2 - Fair Value Measurements for more information.

  (6) MuniFund Term Preferred Shares, at Liquidation Value as a percentage of Total Investments is 30.8%.

  N/R   Not rated.

(ETM)   Escrowed to maturity.

 (IF)   Inverse floating rate investment.

 (UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 - Inverse Floating Rate Securities for more information.

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                           Nuveen Investments 35

NZR | Nuveen Maryland Dividend Advantage Municipal Fund 2
    | Portfolio of Investments May 31, 2010

    PRINCIPAL                                                                      OPTIONAL CALL
 AMOUNT (000)  DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)               VALUE
-----------------------------------------------------------------------------------------------------------------------------------
               CONSUMER DISCRETIONARY - 4.3% (2.9% OF TOTAL INVESTMENTS)

$       2,320  Baltimore, Maryland, Senior Lien Convention Center Hotel Revenue    9/16 at 100.00          Baa3    $      1,893,955
                  Bonds, Series 2006A, 5.250%, 9/01/39 - SYNCORA GTY Insured

          310  Baltimore, Maryland, Subordinate Lien Convention Center Hotel       9/16 at 100.00           Ba1             253,695
                  Revenue Bonds, Series 2006B, 5.875%, 9/01/39

          650  Maryland Economic Development Corporation, Revenue Bonds,          12/16 at 100.00           N/R             476,255
                  Chesapeake Bay Hyatt Conference Center, Series 2006A, 5.000%,
                  12/01/31
-----------------------------------------------------------------------------------------------------------------------------------
        3,280  Total Consumer Discretionary                                                                               2,623,905
-----------------------------------------------------------------------------------------------------------------------------------
               CONSUMER STAPLES - 2.2% (1.5% OF TOTAL INVESTMENTS)

          660  Puerto Rico, The Children's Trust Fund, Tobacco Settlement          5/12 at 100.00           BBB             647,863
                  Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33

          800  Tobacco Settlement Financing Corporation, Virgin Islands, Tobacco   5/11 at 100.00          Baa3             682,352
                  Settlement Asset-Backed Bonds, Series 2001, 5.000%, 5/15/31
-----------------------------------------------------------------------------------------------------------------------------------
        1,460  Total Consumer Staples                                                                                     1,330,215
-----------------------------------------------------------------------------------------------------------------------------------
               EDUCATION AND CIVIC ORGANIZATIONS - 16.0% (10.8% OF TOTAL
                  INVESTMENTS)

        1,100  Anne Arundel County, Maryland, Economic Development Revenue         9/12 at 102.00            A2           1,135,332
                  Bonds, Community College Project, Series 2002, 5.125%, 9/01/22

          500  Frederick County, Maryland, Educational Facilities Revenue Bonds,   9/16 at 100.00          BBB-             469,415
                  Mount Saint Mary's College, Series 2006, 5.625%, 9/01/38

          645  Hartford County, Maryland, Economic Development Revenue Bonds,      4/14 at 100.00            A+             648,290
                  Battelle Memorial Institute, Series 2004, 5.250%, 4/01/34

          125  Maryland Health and Higher Educational Facilities Authority,        7/20 at 100.00          BBB-             126,828
                  Revenue Bonds, Patterson Park Public Charter School Issue,
                  Series 2010, 6.000%, 7/01/40

          250  Maryland Health and Higher Educational Facilities Authority,        7/10 at 100.00          BBB-             249,983
                  Educational Facilities Leasehold Mortgage Revenue Bonds,
                  McLean School, Series 2001, 6.000%, 7/01/31

          415  Maryland Health and Higher Educational Facilities Authority,        1/11 at 101.00           AAA             421,063
                  Revenue Bonds, Bullis School, Series 2000, 5.250%, 7/01/30
                  - AGM Insured

          500  Maryland Health and Higher Educational Facilities Authority,        7/14 at 100.00            A-             502,445
                  Revenue Bonds, Goucher College, Series 2004, 5.125%, 7/01/34

          585  Maryland Health and Higher Educational Facilities Authority,        7/14 at 100.00            AA             654,270
                  Revenue Bonds, Johns Hopkins University, Series 2004, Inverse
                  1003, 13.395%, 7/01/33 (IF)

          750  Maryland Health and Higher Educational Facilities Authority,        6/16 at 100.00          Baa1             737,888
                  Revenue Bonds, Maryland Institute College of Art, Series 2006,
                  5.000%, 6/01/30

          565  Maryland Health and Higher Educational Facilities Authority,        6/17 at 100.00          Baa1             536,637
                  Revenue Bonds, Maryland Institute College of Art, Series 2007,
                  5.000%, 6/01/36

          500  Maryland Industrial Development Financing Authority, Revenue        5/15 at 100.00           N/R             482,450
                  Bonds, Our Lady of Good Counsel High School, Series 2005A,
                  6.000%, 5/01/35

          590  Montgomery County Revenue Authority, Maryland, Lease Revenue        5/15 at 100.00           Aa3             640,457
                  Bonds, Montgomery College Arts Center Project, Series 2005A,
                  5.000%, 5/01/18

          500  Morgan State University, Maryland, Student Tuition and Fee          7/12 at 100.00           Aa3             510,640
                  Revenue Bonds, Academic Fees and Auxiliary Facilities, Series
                  2001, 4.900%, 7/01/21 - FGIC Insured

          500  Morgan State University, Maryland, Student Tuition and Fee Revenue  7/13 at 100.00           Aa3             536,045
                  Bonds, Academic Fees and Auxiliary Facilities, Series 2003A,
                  5.000%, 7/01/20 - FGIC Insured

        1,140  University of Maryland, Auxiliary Facility and Tuition Revenue      4/11 at 100.00           AA+           1,180,367
                  Bonds, Series 2001B, 4.500%, 4/01/19

          650  University of Maryland, Auxiliary Facility and Tuition Revenue     10/16 at 100.00           AA+             720,584
                  Bonds, Series 2006A, 5.000%, 10/01/22

          200  Westminster, Maryland, Educational Facilities Revenue Bonds,       11/16 at 100.00          BBB+             195,618
                  McDaniel College, Series 2006, 5.000%, 11/01/31
-----------------------------------------------------------------------------------------------------------------------------------
        9,515  Total Education and Civic Organizations                                                                    9,748,312
-----------------------------------------------------------------------------------------------------------------------------------

36 Nuveen Investments

    PRINCIPAL                                                                      OPTIONAL CALL
 AMOUNT (000)  DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)               VALUE
-----------------------------------------------------------------------------------------------------------------------------------
               HEALTH CARE - 28.2% (19.0% OF TOTAL INVESTMENTS)

$         445  Maryland Health and Higher Education Facilities Authority,          7/19 at 100.00             A    $        452,908
                  Revenue Bonds, University of Maryland Medical System Issue,
                  Series 2010, 5.125%, 7/01/39

          335  Maryland Health and Higher Educational Facilities Authority,        7/19 at 100.00            A-             334,983
                  Revenue Bonds, Anne Arundel Health System, Series 2010,
                  5.000%, 7/01/40

        1,000  Maryland Health and Higher Educational Facilities Authority,        7/10 at 100.00           AAA           1,000,660
                  Revenue Bonds, Anne Arundel Medical Center, Series 1998,
                  5.125%, 7/01/33 - AGM Insured

          775  Maryland Health and Higher Educational Facilities Authority,        7/14 at 100.00            A2             795,189
                  Revenue Bonds, Calvert Memorial Hospital, Series 2004, 5.500%,
                  7/01/36

        1,000  Maryland Health and Higher Educational Facilities Authority,        7/12 at 100.00            A3           1,024,760
                  Revenue Bonds, Carroll County General Hospital, Series 2002,
                  6.000%, 7/01/26

          750  Maryland Health and Higher Educational Facilities Authority,        7/14 at 100.00           N/R             611,550
                  Revenue Bonds, Civista Medical Center, Series 2005, 5.000%,
                  7/01/37 - RAAI Insured

          715  Maryland Health and Higher Educational Facilities Authority,        7/17 at 100.00          Baa3             670,620
                  Revenue Bonds, Doctors Community Hospital, Series 2007A,
                  5.000%, 7/01/29

          500  Maryland Health and Higher Educational Facilities Authority,        7/12 at 100.00          Baa1             473,320
                  Revenue Bonds, Frederick Memorial Hospital, Series 2002,
                  5.125%, 7/01/35

          650  Maryland Health and Higher Educational Facilities Authority,        7/11 at 100.00            A+             650,104
                  Revenue Bonds, Greater Baltimore Medical Center, Series 2001,
                  5.000%, 7/01/34

        1,000  Maryland Health and Higher Educational Facilities Authority,        7/13 at 100.00          Baa3             978,200
                  Revenue Bonds, Kennedy Krieger Institute, Series 2003, 5.500%,
                  7/01/33

          480  Maryland Health and Higher Educational Facilities Authority,        7/17 at 100.00           AAA             500,333
                  Revenue Bonds, LifeBridge Health System, Series 2008, 5.000%,
                  7/01/28 - AGC Insured

          700  Maryland Health and Higher Educational Facilities Authority,        8/14 at 100.00            A2             719,705
                  Revenue Bonds, MedStar Health, Series 2004, 5.375%, 8/15/24

        1,360  Maryland Health and Higher Educational Facilities Authority,        5/16 at 100.00           AA+           1,382,154
                  Revenue Bonds, MedStar Health, Series 2007, 5.250%, 5/15/46
                  - BHAC Insured

               Maryland Health and Higher Educational Facilities Authority,
                  Revenue Bonds, Mercy Medical Center Project, Series 2007A:
          415     5.000%, 7/01/37                                                  7/17 at 100.00           BBB             380,472
          280     5.500%, 7/01/42                                                  7/17 at 100.00           BBB             272,180

        1,500  Maryland Health and Higher Educational Facilities Authority,        7/11 at 100.00           BBB           1,501,245
                  Revenue Bonds, Mercy Medical Center, Series 2001, 5.625%,
                  7/01/31

          700  Maryland Health and Higher Educational Facilities Authority,        7/16 at 100.00             A             709,870
                  Revenue Bonds, Peninsula Regional Medical Center, Series 2006,
                  5.000%, 7/01/36

        1,500  Maryland Health and Higher Educational Facilities Authority,        7/15 at 100.00            A3           1,495,305
                  Revenue Bonds, Union Hospital of Cecil County, Series 2005,
                  5.000%, 7/01/40

          980  Maryland Health and Higher Educational Facilities Authority,        1/18 at 100.00          BBB-             982,930
                  Revenue Bonds, Washington County Hospital, Series 2008,
                  5.750%, 1/01/38

        1,610  Montgomery County, Maryland, Economic Development Revenue Bonds,   12/11 at 100.00            AA           1,631,542
                  Trinity Healthcare Group, Series 2001, 5.125%, 12/01/22

          700  Prince George's County, Maryland, Revenue Bonds, Dimensions         7/10 at 100.00            B3             484,610
                  Health Corporation, Series 1994, 5.300%, 7/01/24 (5)
-----------------------------------------------------------------------------------------------------------------------------------
       17,395  Total Health Care                                                                                         17,052,640
-----------------------------------------------------------------------------------------------------------------------------------
               HOUSING/MULTIFAMILY - 9.1% (6.2% OF TOTAL INVESTMENTS)

        3,145  Maryland Community Development Administration, Multifamily         12/11 at 100.00           Aaa           3,166,669
                  Development Revenue Bonds, Waters Towers Senior Apartments,
                  Series 2001F, 5.450%, 12/15/33 (Alternative Minimum Tax)

        1,110  Maryland Community Development Administration, Multifamily         12/11 at 100.00           Aaa           1,117,648
                  Housing Revenue Bonds, Princess Anne Apartments, Series 2001D,
                  5.450%, 12/15/33 (Alternative Minimum Tax)

        1,000  Maryland Economic Development Corporation, Senior Lien Student     10/13 at 100.00            B3             756,650
                  Housing Revenue Bonds, University of Maryland - Baltimore,
                  Series 2003A, 5.625%, 10/01/23

          520  Maryland Economic Development Corporation, Student Housing          6/16 at 100.00          Baa2             493,438
                  Revenue Refunding Bonds, University of Maryland College Park
                  Projects, Series 2006, 5.000%, 6/01/33 - CIFG Insured
-----------------------------------------------------------------------------------------------------------------------------------
        5,775  Total Housing/Multifamily                                                                                  5,534,405
-----------------------------------------------------------------------------------------------------------------------------------

                                                           Nuveen Investments 37

    | Portfolio of Investments May 31, 2010

    PRINCIPAL                                                                      OPTIONAL CALL
 AMOUNT (000)  DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)               VALUE
-----------------------------------------------------------------------------------------------------------------------------------
               HOUSING/SINGLE FAMILY - 10.4% (7.0% OF TOTAL INVESTMENTS)

$       1,030  Maryland Community Development Administration Department of         9/18 at 100.00           Aa2    $      1,082,808
                  Housing and Community Development, Residential Revenue Bonds,
                  Series 2008C, 5.375%, 9/01/39

               Maryland Community Development Administration, Department of
               Housing and Community Development, Residential Revenue Bonds,
               Series 2006:
          600     4.750%, 9/01/25 (Alternative Minimum Tax) (UB)                   9/15 at 100.00           Aa2             603,288
          300     4.900%, 9/01/26 (Alternative Minimum Tax) (UB)                   9/15 at 100.00           Aa2             302,370
        1,000     4.875%, 9/01/26 (Alternative Minimum Tax) (UB)                   3/16 at 100.00           Aa2           1,008,169
          815     4.900%, 9/01/31 (Alternative Minimum Tax) (UB)                   9/16 at 100.00           Aa2             821,936

               Maryland Community Development Administration, Department of
               Housing and Community Development, Residential Revenue Bonds,
               Series 2007:
          250     5.000%, 9/01/27 (Alternative Minimum Tax) (UB)                   3/17 at 100.00           Aa2             253,415
          500     4.850%, 9/01/37 (Alternative Minimum Tax) (UB)                   3/17 at 100.00           Aa2             498,465

          970  Maryland Community Development Administration, Department of        9/14 at 100.00           Aa2             952,627
                  Housing and Community Development, Residential Revenue Bonds,
                  Series 2005, 4.900%, 9/01/36 (Alternative Minimum Tax) (UB)

          785  Maryland Community Development Administration, Residential          9/10 at 100.00           Aa2             785,691
                  Revenue Bonds, Series 2001H, 5.350%, 9/01/32 (Alternative
                  Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
        6,250  Total Housing/Single Family                                                                                6,308,769
-----------------------------------------------------------------------------------------------------------------------------------
               INDUSTRIALS - 4.0% (2.7% OF TOTAL INVESTMENTS)

          845  Maryland Economic Development Corporation, Economic Development     6/20 at 100.00          Baa3             865,660
                  Revenue Bonds, Transportation Facilities Project, Series
                  2010A, 5.750%, 6/01/35

          410  Maryland Economic Development Corporation, Solid Waste Disposal     4/12 at 101.00           BBB             413,530
                  Revenue Bonds, Waste Management Inc., Series 2002, 4.600%,
                  4/01/16 (Alternative Minimum Tax)

        1,150  Northeast Maryland Waste Disposal Authority, Baltimore, Resource   7/10 at 100.00            BBB           1,151,967
                   Recovery Revenue Bonds, RESCO Retrofit Project, Series 1998,
                   4.750%, 1/01/12 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
        2,405  Total Industrials                                                                                          2,431,157
-----------------------------------------------------------------------------------------------------------------------------------
               LONG-TERM CARE - 4.1% (2.8% OF TOTAL INVESTMENTS)

          860  Baltimore County, Maryland, Revenue Bonds, Oak Crest Village,       1/17 at 100.00          BBB+             772,624
                  Series 2007A, 5.000%, 1/01/37

          380  Gaithersburg, Maryland, Economic Development Revenue Bonds,         1/20 at 100.00           N/R             391,423
                  Asbury Methodist Homes Inc., Series 2009B, 6.000%, 1/01/23

          300  Maryland Health and Higher Educational Facilities Authority,        7/16 at 100.00           N/R             283,602
                  Revenue Bonds, Edenwald, Series 2006A, 5.400%, 1/01/31

               Maryland Health and Higher Educational Facilities Authority,
               Revenue Bonds, King Farm Presbyterian Community, Series 2007A:
          500     5.000%, 1/01/17                                                    No Opt. Call           N/R             462,040
          220     5.250%, 1/01/27                                                  1/17 at 100.00           N/R             183,304

          435  Maryland Health and Higher Educational Facilities Authority,        7/17 at 100.00            A-             394,945
                  Revenue Bonds, Mercy Ridge Retirement Community, Series 2007,
                  4.750%, 7/01/34
-----------------------------------------------------------------------------------------------------------------------------------
        2,695  Total Long-Term Care                                                                                       2,487,938
-----------------------------------------------------------------------------------------------------------------------------------
               TAX OBLIGATION/GENERAL - 20.8% (14.1% OF TOTAL INVESTMENTS)

          300  Carroll County, Maryland, Consolidated Public Improvement Bonds,   12/15 at 100.00           AA+             346,230
                  Series 2005A, 5.000%, 12/01/16

               Cecil County, Maryland, Consolidated General Obligation Public
               Improvement Bonds, Series 2001B:
          975     4.600%, 8/01/18                                                  8/11 at 101.00            AA           1,032,515
        1,020     4.600%, 8/01/19                                                  8/11 at 101.00            AA           1,080,170

          600  Frederick, Maryland, General Obligation Bonds, Series 2005,         8/15 at 100.00            AA             687,678
                  5.000%, 8/01/16 - NPFG Insured

          510  Frederick, Maryland, General Obligation Refunding and Improvement  12/11 at 101.00            AA             542,446
                   Bonds, Series 2001, 4.750%, 12/01/19

        1,000  Montgomery County, Maryland, Consolidated General Obligation          No Opt. Call           AAA           1,166,940
                  Public Improvement Bonds, Series 2005A, 5.000%, 7/01/15

        4,730  Montgomery County, Maryland, Consolidated General Obligation       10/11 at 101.00           AAA           4,948,431
                  Public Improvement Refunding Bonds, Series 2001, 5.250%,
                  10/01/18

38 Nuveen Investments

    PRINCIPAL                                                                       OPTIONAL CALL
 AMOUNT (000)  DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)               VALUE
-----------------------------------------------------------------------------------------------------------------------------------
               TAX OBLIGATION/GENERAL (continued)

$         770  Puerto Rico, General Obligation and Public Improvement Bonds,       7/11 at 100.00           AAA    $        774,597
                  Series 2001, 5.000%, 7/01/24 - AGM Insured

          800  Washington Suburban Sanitary District, Montgomery and Prince        6/15 at 100.00           AAA             931,248
                  George's Counties, Maryland, Sewerage Disposal Bonds, Series
                  2005, 5.000%, 6/01/16

        1,000  Washington Suburban Sanitary District, Montgomery and Prince        6/15 at 100.00           AAA           1,164,060
                  George's Counties, Maryland, Water Supply Bonds, Series 2005,
                  5.000%, 6/01/16
-----------------------------------------------------------------------------------------------------------------------------------
       11,705  Total Tax Obligation/General                                                                              12,674,315
-----------------------------------------------------------------------------------------------------------------------------------
               TAX OBLIGATION/LIMITED - 17.4% (11.7% OF TOTAL INVESTMENTS)

          250  Anne Arundel County, Maryland, Tax Increment Financing Revenue        No Opt. Call           N/R             253,855
                  Bonds, Parole Town Center Project, Series 2002, 5.000%,
                  7/01/12

          530  Baltimore Board of School Commissioners, Maryland, Revenue Bonds,   5/13 at 100.00           AA+             590,924
                  City Public School System, Series 2003A, 5.000%, 5/01/15

               Baltimore County, Maryland, Certificates of Participation, Health
               and Social Services Building Project, Series 2001:
        1,580     5.000%, 8/01/20                                                  8/11 at 101.00           AA+           1,657,531
        1,660     5.000%, 8/01/21                                                  8/11 at 101.00           AA+           1,741,456

          110  Frederick County, Maryland, Lake Linganore Village Community        7/10 at 102.00           N/R             105,669
                  Development Special Obligation Bonds, Series 2001A, 5.700%,
                  7/01/29 - RAAI Insured

          350  Hyattsville, Maryland, Special Obligation Bonds, University Town    7/14 at 102.00           N/R             311,255
                  Center Project, Series 2004, 5.750%, 7/01/34

        1,000  Maryland Department of Transportation, Consolidated                   No Opt. Call           AAA           1,186,910
                  Transportation Revenue Bonds, Series 2002, 5.500%, 2/01/16

        1,405  Maryland Economic Development Corporation, Lease Revenue Bonds,     6/12 at 100.50           AAA           1,521,109
                  Department of Transportation Headquarters Building, Series
                  2002, 5.375%, 6/01/19

        1,000  Montgomery County, Maryland, Special Obligation Bonds, West         7/12 at 101.00            A2             979,350
                  Germantown Development District, Senior Series 2002A, 5.500%,
                  7/01/27 - RAAI Insured

          895  Prince George's County, Maryland, Special Obligation Bonds,         7/15 at 100.00           N/R             780,530
                  National Harbor Project, Series 2005, 5.200%, 7/01/34

          475  Prince George's County, Maryland, Special Tax District Bonds,       7/13 at 100.00           N/R             386,432
                  Victoria Falls Project, Series 2005, 5.250%, 7/01/35

        1,000  Puerto Rico Highway and Transportation Authority, Highway             No Opt. Call            A3           1,033,630
                  Revenue Bonds, Series 2007N, 5.250%, 7/01/31 - AMBAC Insured
-----------------------------------------------------------------------------------------------------------------------------------
       10,255  Total Tax Obligation/Limited                                                                              10,548,651
-----------------------------------------------------------------------------------------------------------------------------------
               TRANSPORTATION - 5.7% (3.8% OF TOTAL INVESTMENTS)

               Maryland Health and Higher Educational Facilities Authority,
               Parking Facilities Revenue Bonds, Johns Hopkins Hospital,
               Series 2001:
          650     5.000%, 7/01/27 - AMBAC Insured                                  7/11 at 100.00           N/R             632,496
        1,000     5.000%, 7/01/34 - AMBAC Insured                                  7/11 at 100.00           N/R             913,730

        1,780  Maryland Transportation Authority, Revenue Bonds, Transportation    7/17 at 100.00           AAA           1,907,626
                  Facilities Projects, Series 2007, 5.000%, 7/01/30 - AGM
                  Insured (UB)
-----------------------------------------------------------------------------------------------------------------------------------
        3,430  Total Transportation                                                                                       3,453,852
-----------------------------------------------------------------------------------------------------------------------------------
               U.S. GUARANTEED - 21.2% (14.3% OF TOTAL INVESTMENTS) (4)

        1,000  Baltimore County, Maryland, Consolidated General Obligation         8/12 at 100.00           AAA           1,092,830
                  Public Improvement Bonds, Series 2002, 5.000%, 8/01/18
                  (Pre-refunded 8/01/12)

           90  Frederick County, Maryland, Lake Linganore Village Community        7/10 at 102.00       N/R (4)              92,246
                  Development Special Obligation Bonds, Series 2001A, 5.700%,
                  7/01/29 (Pre-refunded 7/01/10) - RAAI Insured

           25  Maryland Health and Higher Educational Facilities Authority,        4/11 at 101.00       N/R (4)              26,570
                  Revenue Bonds, Collington Episcopal Life Care Community Inc.,
                  Series 2001A, 6.750%, 4/01/23 (Pre-refunded 4/01/11)

        1,260  Maryland Health and Higher Educational Facilities Authority,          No Opt. Call       N/R (4)           1,424,682
                  Revenue Bonds, Helix Health, Series 1997, 5.000%, 7/01/17 -
                  AMBAC Insured (ETM)

                                                           Nuveen Investments 39

    | Portfolio of Investments May 31, 2010

    PRINCIPAL                                                                     OPTIONAL CALL
 AMOUNT (000)  DESCRIPTION (1)                                                    PROVISIONS (2)    RATINGS (3)               VALUE
------------------------------------------------------------------------------------------------------------------------------------
               U.S. GUARANTEED (4) (continued)

$         525  Maryland Health and Higher Educational Facilities Authority,        7/14 at 100.00        A2 (4)    $        600,810
                  Revenue Bonds, LifeBridge Health System, Series 2004A, 5.125%,
                  7/01/34 (Pre-refunded 7/01/14)

        1,250  Maryland Health and Higher Educational Facilities Authority,        6/11 at 100.00      Baa1 (4)           1,312,850
                  Revenue Bonds, Maryland Institute College of Art, Series 2001,
                  5.500%, 6/01/32 (Pre-refunded 6/01/11)

        2,000  Maryland Health and Higher Educational Facilities Authority,        7/11 at 100.00         A (4)           2,104,760
                  Revenue Bonds, University of Maryland Medical System, Series
                  2001, 5.250%, 7/01/28 (Pre-refunded 7/01/11)

          900  Maryland Transportation Authority, Revenue Refunding Bonds,           No Opt. Call           AAA           1,047,474
                  Transportation Facilities Projects, First Series 1978, 6.800%,
                  7/01/16 (ETM)

        1,000  Prince George's County, Maryland, General Obligation Consolidated  12/11 at 101.00           AAA           1,081,500
                  Public Improvement Bonds, Series 2001, 5.250%, 12/01/20
                  (Pre-refunded 12/01/11) - FGIC Insured

        3,000  Puerto Rico Infrastructure Financing Authority, Special            10/10 at 101.00           AAA           3,083,130
                  Obligation Bonds, Series 2000A, 5.500%, 10/01/40 (Pre-refunded
                  10/01/10)

        1,000  Puerto Rico, The Children's Trust Fund, Tobacco Settlement          7/10 at 100.00           AAA           1,005,160
                  Asset-Backed Bonds, Series 2000, 6.000%, 7/01/26 (Pre-refunded
                  7/01/10)
------------------------------------------------------------------------------------------------------------------------------------
       12,050  Total U.S. Guaranteed                                                                                     12,872,012
------------------------------------------------------------------------------------------------------------------------------------
               UTILITIES - 3.2% (2.2% OF TOTAL INVESTMENTS)

        1,000  Guam Power Authority, Revenue Bonds, Series 1999A, 5.250%,         10/10 at 100.00             A             965,170
                  10/01/34 - NPFG Insured

        1,000  Maryland Energy Financing Administration, Revenue Bonds, AES        9/10 at 100.00           N/R           1,000,400
                  Warrior Run Project, Series 1995, 7.400%, 9/01/19 (Alternative
                  Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
        2,000  Total Utilities                                                                                            1,965,570
------------------------------------------------------------------------------------------------------------------------------------
               WATER AND SEWER - 1.4% (1.0% OF TOTAL INVESTMENTS)

          285  Baltimore, Maryland, Wastewater Project Revenue Bonds, Series       7/16 at 100.00            AA             302,399
                  2006C, 5.000%, 7/01/31 - AMBAC Insured

          540  Baltimore, Maryland, Wastewater Project Revenue Bonds, Series       7/17 at 100.00            AA             562,205
                  2007D, 5.000%, 7/01/32 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
          825  Total Water and Sewer                                                                                        864,604
------------------------------------------------------------------------------------------------------------------------------------
$      89,040  Total Investments (cost $88,596,455) - 148.0%                                                             89,896,345
=============-----------------------------------------------------------------------------------------------------------------------
               Floating Rate Obligations - (6.3)%                                                                        (3,840,000)
               ---------------------------------------------------------------------------------------------------------------------
               MuniFund Term Preferred Shares, at Liquidation Value - (44.9)% (6)                                       (27,300,000)
               ---------------------------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities - 3.2%                                                                       1,992,776
               ---------------------------------------------------------------------------------------------------------------------
               Net Assets Applicable to Common Shares - 100%                                                       $     60,749,121
               =====================================================================================================================


  (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

  (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

  (3) Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investor Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade.

  (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

  (5) For fair value measurement disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements, Footnote 2 - Fair Value Measurements for more information.

  (6) MuniFund Term Preferred Shares, at Liquidation Value as a percentage of Total Investments is 30.4%.

  N/R   Not rated.

(ETM)   Escrowed to maturity.

 (IF)   Inverse floating rate investment.

 (UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 - Inverse Floating Rate Securities for more information.

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

40 Nuveen Investments

NWI | Nuveen Maryland Dividend Advantage Municipal Fund 3
    | Portfolio of Investments May 31, 2010

    PRINCIPAL                                                                       OPTIONAL CALL
 AMOUNT (000)  DESCRIPTION (1)                                                     PROVISIONS (2)  RATINGS (3)                VALUE
-----------------------------------------------------------------------------------------------------------------------------------
               CONSUMER DISCRETIONARY - 3.5% (2.4% OF TOTAL INVESTMENTS)

$       2,385  Baltimore, Maryland, Senior Lien Convention Center Hotel Revenue    9/16 at 100.00         Baa3     $      1,947,019
                  Bonds, Series 2006A, 5.250%, 9/01/39 - SYNCORA GTY Insured

          380  Baltimore, Maryland, Subordinate Lien Convention Center Hotel       9/16 at 100.00          Ba1              310,981
                  Revenue Bonds, Series 2006B, 5.875%, 9/01/39

          700  Maryland Economic Development Corporation, Revenue Bonds,          12/16 at 100.00          N/R              512,890
                  Chesapeake Bay Hyatt Conference Center, Series 2006A, 5.000%,
                  12/01/31
-----------------------------------------------------------------------------------------------------------------------------------
        3,465  Total Consumer Discretionary                                                                               2,770,890
-----------------------------------------------------------------------------------------------------------------------------------
               CONSUMER STAPLES - 2.9% (1.9% OF TOTAL INVESTMENTS)

        2,280  Puerto Rico, The Children's Trust Fund, Tobacco Settlement          5/12 at 100.00          BBB            2,238,071
                  Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33
-----------------------------------------------------------------------------------------------------------------------------------
               EDUCATION AND CIVIC ORGANIZATIONS - 13.1% (8.8% OF TOTAL
                  INVESTMENTS)

          225  Anne Arundel County, Maryland, Economic Development Revenue         9/12 at 102.00           A2              232,227
                  Bonds, Community College Project, Series 2002, 5.125%, 9/01/22

          625  Frederick County, Maryland, Educational Facilities Revenue Bonds,   9/16 at 100.00         BBB-              586,769
                  Mount Saint Mary's College, Series 2006, 5.625%, 9/01/38

          690  Hartford County, Maryland, Economic Development Revenue Bonds,      4/14 at 100.00           A+              693,519
                  Battelle Memorial Institute, Series 2004, 5.250%, 4/01/34

          165  Maryland Health and Higher Educational Facilities Authority,        7/20 at 100.00         BBB-              167,412
                  Revenue Bonds, Patterson Park Public Charter School Issue,
                  Series 2010, 6.000%, 7/01/40

          625  Maryland Health and Higher Educational Facilities Authority,        7/14 at 100.00           A-              628,056
                  Revenue Bonds, Goucher College, Series 2004, 5.125%, 7/01/34

        1,000  Maryland Health and Higher Educational Facilities Authority,        7/12 at 100.00           AA            1,034,550
                  Revenue Bonds, Johns Hopkins University, Series 2002A,
                  5.000%, 7/01/32

          735  Maryland Health and Higher Educational Facilities Authority,        7/14 at 100.00           AA              822,031
                  Revenue Bonds, Johns Hopkins University, Series 2004,
                  Inverse 1003, 13.395%, 7/01/33 (IF)

          925  Maryland Health and Higher Educational Facilities Authority,        6/16 at 100.00         Baa1              910,061
                  Revenue Bonds, Maryland Institute College of Art, Series
                  2006, 5.000%, 6/01/30

          625  Maryland Industrial Development Financing Authority, Revenue        5/15 at 100.00          N/R              603,063
                  Bonds, Our Lady of Good Counsel High School, Series 2005A,
                  6.000%, 5/01/35

          710  Montgomery County Revenue Authority, Maryland, Lease Revenue        5/15 at 100.00          Aa3              770,719
                  Bonds, Montgomery College Arts Center Project, Series 2005A,
                  5.000%, 5/01/18

        1,000  Morgan State University, Maryland, Student Tuition and Fee          7/13 at 100.00          Aa3            1,015,110
                  Revenue Bonds, Academic Fees and Auxiliary Facilities,
                  Series 2003A, 5.000%, 7/01/32 - FGIC Insured

          985  University of Maryland, Auxiliary Facility and Tuition Revenue      4/11 at 100.00          AA+            1,020,913
                  Bonds, Series 2001B, 4.625%, 4/01/21

          800  University of Maryland, Auxiliary Facility and Tuition Revenue     10/16 at 100.00          AA+              886,872
                  Bonds, Series 2006A, 5.000%, 10/01/22

          890  Westminster, Maryland, Educational Facilities Revenue Bonds,       11/16 at 100.00         BBB+              870,500
                  McDaniel College, Series 2006, 5.000%, 11/01/31
-----------------------------------------------------------------------------------------------------------------------------------
       10,000  Total Education and Civic Organizations                                                                   10,241,802
-----------------------------------------------------------------------------------------------------------------------------------
               HEALTH CARE - 27.5% (18.5% OF TOTAL INVESTMENTS)

          445  Maryland Health and Higher Education Facilities Authority,          7/19 at 100.00            A              452,908
                  Revenue Bonds, University of Maryland Medical System Issue,
                  Series 2010, 5.125%, 7/01/39

          700  Maryland Health and Higher Education Facilities Authority,          7/16 at 100.00            A              703,983
                  Revenue Bonds, University of Maryland Medical System, Series
                  2006, 5.000%, 7/01/31

          335  Maryland Health and Higher Educational Facilities Authority,        7/19 at 100.00           A-              334,983
                  Revenue Bonds, Anne Arundel Health System, Series 2010,
                  5.000%, 7/01/40

        1,000  Maryland Health and Higher Educational Facilities Authority,        7/10 at 100.00          AAA            1,000,660
                  Revenue Bonds, Anne Arundel Medical Center, Series 1998,
                  5.125%, 7/01/33 - AGM Insured

          775  Maryland Health and Higher Educational Facilities Authority,        7/14 at 100.00           A2              795,189
                  Revenue Bonds, Calvert Memorial Hospital, Series 2004,
                  5.500%, 7/01/36

        1,250  Maryland Health and Higher Educational Facilities Authority,        7/12 at 100.00           A3            1,271,300
                  Revenue Bonds, Carroll County General Hospital, Series 2002,
                  5.800%, 7/01/32

                                                           Nuveen Investments 41

    | Portfolio of Investments May 31, 2010

    PRINCIPAL                                                                       OPTIONAL CALL
 AMOUNT (000)  DESCRIPTION (1)                                                     PROVISIONS (2)  RATINGS (3)                VALUE
-----------------------------------------------------------------------------------------------------------------------------------
               HEALTH CARE (continued)

$       1,750  Maryland Health and Higher Educational Facilities Authority,        7/16 at 100.00           A3     $      1,707,370
                  Revenue Bonds, Carroll Hospital Center, Series 2006, 5.000%,
                  7/01/40

        1,070  Maryland Health and Higher Educational Facilities Authority,        7/14 at 100.00          N/R              872,478
                  Revenue Bonds, Civista Medical Center, Series 2005, 5.000%,
                  7/01/37 - RAAI Insured

          885  Maryland Health and Higher Educational Facilities Authority,        7/17 at 100.00         Baa3              830,068
                  Revenue Bonds, Doctors Community Hospital, Series 2007A,
                  5.000%, 7/01/29

          700  Maryland Health and Higher Educational Facilities Authority,        7/12 at 100.00         Baa1              662,648
                  Revenue Bonds, Frederick Memorial Hospital, Series 2002,
                  5.125%, 7/01/35

          800  Maryland Health and Higher Educational Facilities Authority,        7/11 at 100.00           A+              800,128
                  Revenue Bonds, Greater Baltimore Medical Center, Series
                  2001, 5.000%, 7/01/34

        1,000  Maryland Health and Higher Educational Facilities Authority,        5/11 at 100.00          Aa3            1,010,760
                  Revenue Bonds, Johns Hopkins Hospital, Series 2001, 5.000%,
                  5/15/21

        1,000  Maryland Health and Higher Educational Facilities Authority,        7/13 at 100.00         Baa3              978,200
                  Revenue Bonds, Kennedy Krieger Institute, Series 2003,
                  5.500%, 7/01/33

          595  Maryland Health and Higher Educational Facilities Authority,        7/17 at 100.00          AAA              620,204
                  Revenue Bonds, LifeBridge Health System, Series 2008,
                  5.000%, 7/01/28 - AGC Insured

          900  Maryland Health and Higher Educational Facilities Authority,        8/14 at 100.00           A2              925,335
                  Revenue Bonds, MedStar Health, Series 2004, 5.375%, 8/15/24

        1,690  Maryland Health and Higher Educational Facilities Authority,        5/16 at 100.00          AA+            1,717,530
                  Revenue Bonds, MedStar Health, Series 2007, 5.250%, 5/15/46
                  - BHAC Insured

               Maryland Health and Higher Educational Facilities Authority,
               Revenue Bonds, Mercy Medical Center Project, Series 2007A:
          525     5.000%, 7/01/37                                                  7/17 at 100.00          BBB              481,320
          340     5.500%, 7/01/42                                                  7/17 at 100.00          BBB              330,504

          650  Maryland Health and Higher Educational Facilities Authority,        7/11 at 100.00          BBB              650,540
                  Revenue Bonds, Mercy Medical Center, Series 2001, 5.625%,
                  7/01/31

          850  Maryland Health and Higher Educational Facilities Authority,        7/16 at 100.00            A              861,985
                  Revenue Bonds, Peninsula Regional Medical Center, Series
                  2006, 5.000%, 7/01/36

        1,845  Maryland Health and Higher Educational Facilities Authority,        7/12 at 100.00           A3            1,867,177
                  Revenue Bonds, Union Hospital of Cecil County, Series 2002,
                  5.625%, 7/01/32

        1,220  Maryland Health and Higher Educational Facilities Authority,        1/18 at 100.00         BBB-            1,223,648
                  Revenue Bonds, Washington County Hospital, Series 2008,
                  5.750%, 1/01/38

          775  Maryland Health and Higher Educational Facilities Authority,        1/13 at 101.00         Baa2              785,718
                  Revenue Refunding Bonds, Adventist Healthcare, Series 2003A,
                  5.750%, 1/01/25

          900  Prince George's County, Maryland, Revenue Bonds, Dimensions         7/10 at 100.00           B3              623,070
                  Health Corporation, Series 1994, 5.300%, 7/01/24 (5)
-----------------------------------------------------------------------------------------------------------------------------------
       22,000  Total Health Care                                                                                         21,507,706
-----------------------------------------------------------------------------------------------------------------------------------
               HOUSING/MULTIFAMILY - 7.7% (5.2% OF TOTAL INVESTMENTS)

          980  Maryland Community Development Administration, Housing Revenue      7/12 at 100.00          Aa2              980,245
                  Bonds, Series 2002B, 4.950%, 7/01/32 (Alternative Minimum Tax)

        1,250  Maryland Economic Development Corporation, Senior Lien Student     10/13 at 100.00           B3              945,813
                  Housing Revenue Bonds, University of Maryland - Baltimore,
                  Series 2003A, 5.625%, 10/01/23

               Maryland Economic Development Corporation, Student Housing
               Revenue Bonds, Sheppard Pratt University Village, Series 2001:
           20     5.875%, 7/01/21 - ACA Insured                                    7/11 at 101.00          N/R               18,886
          150     6.000%, 7/01/33 - ACA Insured                                    7/11 at 101.00          N/R              131,084

          475  Maryland Economic Development Corporation, Student Housing          6/16 at 100.00         Baa2              450,737
                  Revenue Refunding Bonds, University of Maryland College Park
                  Projects, Series 2006, 5.000%, 6/01/33 - CIFG Insured

               Montgomery County Housing Opportunities Commission, Maryland,
               Multifamily Housing Development Bonds, Series 2002B:
          515     5.100%, 7/01/33 (Alternative Minimum Tax)                        7/12 at 100.00          Aaa              516,241
        3,000     5.200%, 7/01/44 (Alternative Minimum Tax)                        7/12 at 100.00          Aaa            3,005,730
-----------------------------------------------------------------------------------------------------------------------------------
        6,390  Total Housing/Multifamily                                                                                  6,048,736
-----------------------------------------------------------------------------------------------------------------------------------

42 Nuveen Investments

    PRINCIPAL                                                                       OPTIONAL CALL
 AMOUNT (000)  DESCRIPTION (1)                                                     PROVISIONS (2)  RATINGS (3)                VALUE
-----------------------------------------------------------------------------------------------------------------------------------
               HOUSING/SINGLE FAMILY - 7.8% (5.3% OF TOTAL INVESTMENTS)

$       1,280  Maryland Community Development Administration Department of         9/18 at 100.00          Aa2     $      1,345,626
                  Housing and Community Development, Residential Revenue
                  Bonds, Series 2008C, 5.375%, 9/01/39

               Maryland Community Development Administration, Department of
               Housing and Community Development, Residential Revenue
               Bonds, Series 2006:
          595     4.900%, 9/01/26 (Alternative Minimum Tax) (UB)                   9/15 at 100.00          Aa2              599,701
        1,200     4.875%, 9/01/26 (Alternative Minimum Tax) (UB)                   3/16 at 100.00          Aa2            1,209,804
          815     4.900%, 9/01/31 (Alternative Minimum Tax) (UB)                   9/16 at 100.00          Aa2              821,936

               Maryland Community Development Administration, Department of
               Housing and Community Development, Residential Revenue
               Bonds, Series 2007:
          350     5.000%, 9/01/27 (Alternative Minimum Tax) (UB)                   3/17 at 100.00          Aa2              354,781
          620     4.850%, 9/01/37 (Alternative Minimum Tax) (UB)                   3/17 at 100.00          Aa2              618,097

        1,160  Maryland Community Development Administration, Department of        9/14 at 100.00          Aa2            1,139,220
                  Housing and Community Development, Residential Revenue Bonds,
                  Series 2005, 4.900%, 9/01/36 (Alternative Minimum Tax) (UB)
-----------------------------------------------------------------------------------------------------------------------------------
        6,020  Total Housing/Single Family                                                                                6,089,165
-----------------------------------------------------------------------------------------------------------------------------------
               INDUSTRIALS - 3.4% (2.3% OF TOTAL INVESTMENTS)

        1,090  Maryland Economic Development Corporation, Economic Development     6/20 at 100.00         Baa3            1,116,651
                  Revenue Bonds, Transportation Facilities Project, Series
                  2010A, 5.750%, 6/01/35

          510  Maryland Economic Development Corporation, Solid Waste Disposal     4/12 at 101.00          BBB              514,391
                  Revenue Bonds, Waste Management Inc., Series 2002, 4.600%,
                  4/01/16 (Alternative Minimum Tax)

        1,000  Northeast Maryland Waste Disposal Authority, Baltimore,             7/10 at 100.00          BBB            1,001,710
                  Resource Recovery Revenue Bonds, RESCO Retrofit Project,
                  Series 1998, 4.750%, 1/01/12 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
        2,600  Total Industrials                                                                                          2,632,752
-----------------------------------------------------------------------------------------------------------------------------------
               LONG-TERM CARE - 3.7% (2.5% OF TOTAL INVESTMENTS)

        1,050  Baltimore County, Maryland, Revenue Bonds, Oak Crest Village,       1/17 at 100.00         BBB+              943,320
                  Series 2007A, 5.000%, 1/01/37

          380  Gaithersburg, Maryland, Economic Development Revenue Bonds,         1/20 at 100.00          N/R              391,423
                  Asbury Methodist Homes Inc., Series 2009B, 6.000%, 1/01/23

          400  Maryland Health and Higher Educational Facilities Authority,        7/16 at 100.00          N/R              378,136
                  Revenue Bonds, Edenwald, Series 2006A, 5.400%, 1/01/31

               Maryland Health and Higher Educational Facilities Authority,
               Revenue Bonds, King Farm Presbyterian Community, Series
               2007A:
          280     5.000%, 1/01/17                                                    No Opt. Call          N/R              258,742
          520     5.250%, 1/01/27                                                  1/17 at 100.00          N/R              433,264

          540  Maryland Health and Higher Educational Facilities Authority,        7/17 at 100.00           A-              490,277
                  Revenue Bonds, Mercy Ridge Retirement Community, Series
                  2007, 4.750%, 7/01/34
-----------------------------------------------------------------------------------------------------------------------------------
        3,170  Total Long-Term Care                                                                                       2,895,162
-----------------------------------------------------------------------------------------------------------------------------------
               TAX OBLIGATION/GENERAL - 16.7% (11.3% OF TOTAL INVESTMENTS)

        1,000  Annapolis, Maryland, General Obligation Public Improvement          4/12 at 101.00          Aa1            1,047,420
                  Refunding Bonds, Series 2002, 4.375%, 4/01/17

          380  Carroll County, Maryland, Consolidated Public Improvement          12/15 at 100.00          AA+              438,558
                  Bonds, Series 2005A, 5.000%, 12/01/16

        1,260  Charles County, Maryland, Consolidated General Obligation           1/12 at 101.00          Aa1            1,350,518
                  Public Improvement Bonds, Series 2002, 4.400%, 1/15/16

          710  Frederick, Maryland, General Obligation Bonds, Series 2005,         8/15 at 100.00           AA              813,752
                  5.000%, 8/01/16 - NPFG Insured

        1,000  Maryland National Capital Park Planning Commission, Prince          1/14 at 100.00          AAA            1,114,010
                  George's County, General Obligation Bonds, Park Acquisition
                  and Development, Series 2004EE-2, 5.000%, 1/15/17

        1,850  Montgomery County, Maryland, Consolidated General Obligation          No Opt. Call          AAA            2,158,839
                  Public Improvement Bonds, Series 2005A, 5.000%, 7/01/15

                                                           Nuveen Investments 43

    | Portfolio of Investments May 31, 2010

    PRINCIPAL                                                                       OPTIONAL CALL
 AMOUNT (000)  DESCRIPTION (1)                                                     PROVISIONS (2)  RATINGS (3)                VALUE
-----------------------------------------------------------------------------------------------------------------------------------
               TAX OBLIGATION/GENERAL (continued)

$       1,440  Montgomery County, Maryland, Consolidated General Obligation          No Opt. Call          AAA     $      1,687,421
                  Public Improvement Bonds, Series 2006A, 5.000%, 5/01/16

        1,000  Prince George's County, Maryland, General Obligation                  No Opt. Call          AAA            1,069,140
                  Consolidated Public Improvement Bonds, Series 2004C, 5.000%,
                  12/01/11

        1,000  St. Mary's County, Maryland, General Obligation Hospital Bonds,       No Opt. Call           AA            1,102,400
                  Series 2002, 5.000%, 10/01/12

        1,000  Washington Suburban Sanitary District, Montgomery and Prince        6/15 at 100.00          AAA            1,164,060
                  George's Counties, Maryland, Sewerage Disposal Bonds, Series
                  2005, 5.000%, 6/01/16

        1,000  Washington Suburban Sanitary District, Montgomery and Prince        6/15 at 100.00          AAA            1,164,060
                  George's Counties, Maryland, Water Supply Bonds, Series
                  2005, 5.000%, 6/01/16
-----------------------------------------------------------------------------------------------------------------------------------
       11,640  Total Tax Obligation/General                                                                              13,110,178
-----------------------------------------------------------------------------------------------------------------------------------
               TAX OBLIGATION/LIMITED - 30.7% (20.7% OF TOTAL INVESTMENTS)

        1,000  Baltimore Board of School Commissioners, Maryland, Revenue Bonds,   5/13 at 100.00          AA+            1,114,950
                  City Public School System, Series 2003A, 5.000%, 5/01/15

          135  Frederick County, Maryland, Lake Linganore Village Community        7/10 at 102.00          N/R              135,072
                  Development Special Obligation Bonds, Series 2001A, 5.600%,
                  7/01/20 - RAAI Insured

          450  Hyattsville, Maryland, Special Obligation Bonds, University         7/14 at 102.00          N/R              400,185
                  Town Center Project, Series 2004, 5.750%, 7/01/34

        5,000  Maryland Department of Transportation, Consolidated                   No Opt. Call          AAA            5,934,550
                  Transportation Revenue Bonds, Series 2002, 5.500%, 2/01/16

        2,200  Maryland Economic Development Corporation, Lease Revenue Bonds,     6/12 at 100.50          AAA            2,293,390
                  Department of Transportation Headquarters Building, Series
                  2002, 4.750%, 6/01/22

          450  Maryland Economic Development Corporation, Lease Revenue Bonds,     9/12 at 100.00          AA+              491,288
                  Montgomery County Town Square Parking Garage, Series 2002A,
                  5.000%, 9/15/13

        2,935  Maryland Economic Development Corporation, Lease Revenue Bonds,     9/12 at 100.00          AA+            3,188,056
                  Montgomery County Wayne Avenue Parking Project, Series
                  2002A, 5.250%, 9/15/16

               Maryland Stadium Authority, Lease Revenue Bonds, Montgomery
               County Conference Center Facilities, Series 2003:
        1,465     5.000%, 6/15/21                                                  6/13 at 100.00          AA+            1,600,234
        1,620     5.000%, 6/15/23                                                  6/13 at 100.00          AA+            1,757,959

        1,210  Prince George's County, Maryland, Special Obligation Bonds,         7/15 at 100.00          N/R            1,055,241
                  National Harbor Project, Series 2005, 5.200%, 7/01/34

          575  Prince George's County, Maryland, Special Tax District Bonds,       7/13 at 100.00          N/R              467,786
                  Victoria Falls Project, Series 2005, 5.250%, 7/01/35

        1,200  Puerto Rico Highway and Transportation Authority, Highway             No Opt. Call           A3            1,240,356
                  Revenue Bonds, Series 2007N, 5.250%, 7/01/31 - AMBAC Insured

               Puerto Rico Public Buildings Authority, Guaranteed Government
               Facilities Revenue Bonds, Series 2002G:
        1,000     5.250%, 7/01/17                                                  7/12 at 100.00           A3            1,025,510
        1,205     5.250%, 7/01/20                                                  7/12 at 100.00           A3            1,225,328
        1,275     5.250%, 7/01/21                                                  7/12 at 100.00           A3            1,293,322

          700  Puerto Rico, Highway Revenue Bonds, Highway and Transportation        No Opt. Call            A              759,612
                  Authority, Series 2003AA, 5.500%, 7/01/19 - NPFG Insured

-----------------------------------------------------------------------------------------------------------------------------------
       22,420  Total Tax Obligation/Limited                                                                              23,982,839
-----------------------------------------------------------------------------------------------------------------------------------

44 Nuveen Investments

    PRINCIPAL                                                                      OPTIONAL CALL
 AMOUNT (000)  DESCRIPTION (1)                                                     PROVISIONS (2)  RATINGS (3)                VALUE
-----------------------------------------------------------------------------------------------------------------------------------
               TRANSPORTATION - 3.0% (2.0% OF TOTAL INVESTMENTS)

$       2,210  Maryland Transportation Authority, Revenue Bonds,                   7/17 at 100.00          AAA     $      2,368,457
                  Transportation Facilities Projects, Series 2007, 5.000%,
                  7/01/30 - AGM Insured (UB)
-----------------------------------------------------------------------------------------------------------------------------------
               U.S. GUARANTEED - 21.4% (14.4% OF TOTAL INVESTMENTS) (4)

          255  Baltimore, Maryland, Wastewater Project Revenue Bonds, Series       7/16 at 100.00       AA (4)              298,108
                  2006C, 5.000%, 7/01/31 (Pre-refunded 7/01/16) - AMBAC Insured

          110  Frederick County, Maryland, Lake Linganore Village Community        7/10 at 102.00      N/R (4)              112,736
                  Development Special Obligation Bonds, Series 2001A, 5.600%,
                  7/01/20 (Pre-refunded 7/01/10) - RAAI Insured

          280  Maryland Health and Higher Educational Facilities Authority,        4/11 at 101.00      N/R (4)              297,578
                  Revenue Bonds, Collington Episcopal Life Care Community
                  Inc., Series 2001A, 6.750%, 4/01/23 (Pre-refunded 4/01/11)

          285  Maryland Health and Higher Educational Facilities Authority,          No Opt. Call      N/R (4)              322,250
                  Revenue Bonds, Helix Health, Series 1997, 5.000%, 7/01/17 -
                  AMBAC Insured (ETM)

          725  Maryland Health and Higher Educational Facilities Authority,        7/14 at 100.00       A2 (4)              829,690
                  Revenue Bonds, LifeBridge Health System, Series 2004A,
                  5.125%, 7/01/34 (Pre-refunded 7/01/14)

          770  Maryland Transportation Authority, Revenue Refunding Bonds,           No Opt. Call          AAA              896,172
                  Transportation Facilities Projects, First Series 1978,
                  6.800%, 7/01/16 (ETM)

        4,860  Prince George's County Housing Authority, Maryland, GNMA           11/12 at 100.00          AAA            5,279,126
                  Collateralized Mortgage Revenue Bonds, Fairview and Hillside
                  Projects, Series 2002A, 4.700%, 11/20/22 (Pre-refunded
                  11/20/12)

        1,525  Puerto Rico Electric Power Authority, Power Revenue Bonds,          7/10 at 101.00          AAA            1,547,189
                  Series 2000HH, 5.250%, 7/01/29 (Pre-refunded 7/01/10) - AGM
                  Insured

        3,500  Puerto Rico Infrastructure Financing Authority, Special            10/10 at 101.00          AAA            3,596,985
                  Obligation Bonds, Series 2000A, 5.500%, 10/01/40
                  (Pre-refunded 10/01/10)

        1,000  Puerto Rico Public Finance Corporation, Commonwealth                  No Opt. Call          AAA            1,133,220
                  Appropriation Bonds, Series 1998A, 5.125%, 6/01/24 - AMBAC
                  Insured (ETM)

          235  Puerto Rico Public Finance Corporation, Commonwealth                2/12 at 100.00          AAA              253,711
                  Appropriation Bonds, Series 2002E, 5.500%, 8/01/29
                  (Pre-refunded 2/01/12)

        2,000  University of Maryland, Auxiliary Facility and Tuition Revenue      4/12 at 100.00      AA+ (4)            2,164,520
                  Bonds, Series 2002A, 5.125%, 4/01/22 (Pre-refunded 4/01/12)

           25  Washington Suburban Sanitary District, Montgomery and Prince        6/11 at 101.00          AAA               26,425
                  George's Counties, Maryland, General Obligation Construction
                  Bonds, Second Series 2001, 5.000%, 6/01/17 (Pre-refunded
                  6/01/11)
-----------------------------------------------------------------------------------------------------------------------------------
       15,570  Total U.S. Guaranteed                                                                                     16,757,710
-----------------------------------------------------------------------------------------------------------------------------------
               UTILITIES - 1.6% (1.1% OF TOTAL INVESTMENTS)

        1,250  Maryland Energy Financing Administration, Revenue Bonds, AES        9/10 at 100.00          N/R            1,250,500
                  Warrior Run Project, Series 1995, 7.400%, 9/01/19
                  (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
               WATER AND SEWER - 5.3% (3.6% OF TOTAL INVESTMENTS)

        2,570  Baltimore, Maryland, Revenue Refunding Bonds, Wastewater            7/12 at 100.00           AA            2,600,583
                  Projects, Series 2002A, 5.125%, 7/01/42 - FGIC Insured

          345  Baltimore, Maryland, Wastewater Project Revenue Bonds, Series       7/16 at 100.00           AA              366,062
                  2006C, 5.000%, 7/01/31 - AMBAC Insured

          660  Baltimore, Maryland, Wastewater Project Revenue Bonds, Series       7/17 at 100.00           AA              687,139
                  2007D, 5.000%, 7/01/32 - AMBAC Insured

                                                           Nuveen Investments 45

    | Portfolio of Investments May 31, 2010

    PRINCIPAL                                                                       OPTIONAL CALL
 AMOUNT (000)  DESCRIPTION (1)                                                     PROVISIONS (2)  RATINGS (3)                VALUE
------------------------------------------------------------------------------------------------------------------------------------
               WATER AND SEWER (continued)

$         430  Maryland Water Quality Financing Administration, Revolving Loan       No Opt. Call          AAA     $        502,824
                  Fund Revenue Bonds, Series 2005A, 5.000%, 9/01/15
------------------------------------------------------------------------------------------------------------------------------------
        4,005  Total Water and Sewer                                                                                      4,156,608
------------------------------------------------------------------------------------------------------------------------------------
$     113,020  Total Investments (cost $113,411,699) - 148.3%                                                           116,050,576
=============-----------------------------------------------------------------------------------------------------------------------
               Floating Rate Obligations - (5.4)%                                                                        (4,255,000)
               ---------------------------------------------------------------------------------------------------------------------
               MuniFund Term Preferred Shares, at Liquidation Value - (26.4)% (6)                                       (20,700,000)
               ---------------------------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities - 2.4%                                                                       1,995,517
               ---------------------------------------------------------------------------------------------------------------------
               Auction Rate Preferred Shares, at Liquidation Value - (18.9)% (6)                                        (14,825,000)
               ---------------------------------------------------------------------------------------------------------------------
               Net Assets Applicable to Common Shares - 100%                                                       $     78,266,093
               =====================================================================================================================

  (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

  (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

  (3) Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investor Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade.

  (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

  (5) For fair value measurement disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements, Footnote 2 - Fair Value Measurements for more information.

  (6) MuniFund Term Preferred Shares and Auction Rate Preferred Shares, at Liquidation Value as a percentage of Total Investments are 17.8% and 12.8%, respectively.

  N/R   Not rated.

(ETM)   Escrowed to maturity.

 (IF)   Inverse floating rate investment.

 (UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 - Inverse Floating Rate Securities for more information.

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

46 Nuveen Investments

NPV | Nuveen Virginia Premium Income Municipal Fund
    | Portfolio of Investments May 31, 2010

    PRINCIPAL                                                                       OPTIONAL CALL
 AMOUNT (000)  DESCRIPTION (1)                                                     PROVISIONS (2)  RATINGS (3)                VALUE
-----------------------------------------------------------------------------------------------------------------------------------
               CONSUMER STAPLES - 3.3% (2.3% OF TOTAL INVESTMENTS)

$       6,640  Tobacco Settlement Financing Corporation of Virginia, Tobacco       6/17 at 100.00          BBB     $      4,430,806
                  Settlement Asset Backed Bonds, Series 2007B1, 5.000%, 6/01/47
-----------------------------------------------------------------------------------------------------------------------------------
               EDUCATION AND CIVIC ORGANIZATIONS - 6.6% (4.5% OF TOTAL
                  INVESTMENTS)

        1,000  Prince William County Industrial Development Authority,            10/13 at 101.00           A2            1,014,160
                  Virginia, Educational Facilities Revenue Bonds, Catholic
                  Diocese of Arlington, Series 2003, 5.500%, 10/01/33

          700  Puerto Rico Industrial, Tourist, Educational, Medical and          12/12 at 101.00         BBB-              696,143
                  Environmental Control Facilities Financing Authority, Higher
                  Education Revenue Refunding Bonds, Ana G. Mendez University
                  System, Series 2002, 5.375%, 12/01/21

        2,815  The Rector and Visitors of the University of Virginia, General      6/15 at 100.00          AAA            2,937,058
                  Revenue Bonds, Series 2005, 5.000%, 6/01/37

        2,120  Virginia College Building Authority, Educational Facilities         9/11 at 100.00          AA+            2,185,508
                  Revenue Bonds, Public Higher Education Financing Program,
                  Series 2001A, 5.000%, 9/01/26

        1,635  Virginia Commonwealth University, Revenue Bonds, Series 2004A,      5/14 at 101.00          Aa2            1,844,509
                  5.000%, 5/01/17 - AMBAC Insured
-----------------------------------------------------------------------------------------------------------------------------------
        8,270  Total Education and Civic Organizations                                                                    8,677,378
-----------------------------------------------------------------------------------------------------------------------------------
               HEALTH CARE - 30.2% (20.8% OF TOTAL INVESTMENTS)

        2,000  Albemarle County Industrial Development Authority, Virginia,       10/12 at 100.00           A3            2,005,960
                  Hospital Revenue Bonds, Martha Jefferson Hospital, Series
                  2002, 5.250%, 10/01/35

        1,500  Arlington County Industrial Development Authority, Virginia,        7/20 at 100.00           A2            1,529,730
                  Hospital Revenue Bonds, Virginia Hospital Center Arlington
                  Health System, Refunding Series 2010, 5.000%, 7/01/31

          650  Charlotte County Industrial Development Authority, Virginia,        9/17 at 100.00           A-              656,253
                  Hospital Revenue Bonds, Halifax Regional Hospital
                  Incorporated, Series 2007, 5.000%, 9/01/27

        1,705  Fairfax County Industrial Development Authority, Virginia,          5/19 at 100.00          AA+            2,032,292
                  Healthcare Revenue Bonds, Inova Health System, Series 2009,
                  Trust 11733, 14.518%, 5/15/35 (IF)

        4,850  Fairfax County Industrial Development Authority, Virginia,            No Opt. Call          AA+            5,295,230
                  Hospital Revenue Refunding Bonds, Inova Health System, Series
                  1993A, 5.000%, 8/15/23

        1,000  Fredericksburg Economic Development Authority, Virginia,              No Opt. Call           A3            1,085,640
                  Hospital Facilities Revenue Bonds, MediCorp Health System,
                  Series 2007, 5.250%, 6/15/23

        1,250  Fredericksburg Industrial Development Authority, Virginia,          6/12 at 100.00           A3            1,252,725
                  Revenue Bonds, MediCorp Health System, Series 2002B, 5.125%,
                  6/15/33

        1,000  Hanover County Industrial Development Authority, Virginia,            No Opt. Call            A            1,118,310
                  Hospital Revenue Bonds, Memorial Regional Medical Center,
                  Series 1995, 6.375%, 8/15/18 - NPFG Insured

        2,300  Harrisonburg Industrial Development Authority, Virginia,            8/16 at 100.00         Baa1            2,151,397
                  Hospital Facilities Revenue Bonds, Rockingham Memorial
                  Hospital, Series 2006, 5.000%, 8/15/31 - AMBAC Insured

        1,440  Henrico County Economic Development Authority, Virginia, Revenue   11/12 at 100.00           A-            1,460,434
                  Bonds, Bon Secours Health System Inc., Series 2002A, 5.600%,
                  11/15/30

        1,500  Henrico County Industrial Development Authority, Virginia,            No Opt. Call            A            1,692,870
                  Healthcare Revenue Bonds, Bon Secours Health System, Series
                  1996, 6.250%, 8/15/20 - NPFG Insured

        1,500  Manassas Industrial Development Authority, Virginia, Hospital       4/13 at 100.00           A3            1,504,995
                  Revenue Bonds, Prince William Hospital, Series 2002, 5.250%,
                  4/01/33

        4,750  Medical College of Virginia Hospital Authority, General Revenue     7/10 at 100.00           A+            4,751,425
                  Bonds, Series 1998, 5.125%, 7/01/23 - NPFG Insured

        3,000  Roanoke Industrial Development Authority, Virginia, Hospital        7/12 at 100.00           A+            3,115,590
                  Revenue Bonds, Carilion Health System, Series 2002A, 5.500%,
                  7/01/19 - NPFG Insured

               Stafford County Economic Development Authority, Virginia,
               Hospital Facilities Revenue Bonds, MediCorp Health System,
               Series 2006:
        2,000     5.250%, 6/15/26                                                  6/16 at 100.00           A3            2,039,440
        1,010     5.250%, 6/15/31                                                  6/16 at 100.00           A3            1,019,343
        1,695     5.250%, 6/15/37                                                  6/16 at 100.00           A3            1,700,170

          850  Virginia Small Business Finance Authority, Healthcare Facilities    5/20 at 100.00           AA              868,658
                  Revenue Bonds, Refunding Sentara Healthcare, Series 2010,
                  5.000%, 11/01/40

        2,210  Virginia Small Business Financing Authority, Wellmont Health        9/17 at 100.00         BBB+            2,067,234
                  System Project Revenue Bonds, Series 2007A, 5.250%, 9/01/37

                                                           Nuveen Investments 47

    | Portfolio of Investments May 31, 2010

    PRINCIPAL                                                                       OPTIONAL CALL
 AMOUNT (000)  DESCRIPTION (1)                                                     PROVISIONS (2)  RATINGS (3)                VALUE
-----------------------------------------------------------------------------------------------------------------------------------
               HEALTH CARE (continued)

$         540  Winchester Industrial Development Authority, Virginia, Hospital     1/19 at 100.00           A+     $        557,221
                  Revenue Bonds Valley Health System Obligated Group, Series
                  2009E, 5.625%, 1/01/44

        1,425  Winchester Industrial Development Authority, Virginia, Hospital     1/17 at 100.00           A+            1,475,260
                  Revenue Bonds, Winchester Medical Center, Series 2007,
                  5.125%, 1/01/31

          500  Wisconsin Health and Educational Facilities Authority, Revenue      4/20 at 100.00           A3              506,585
                  Bonds, Aurora Health Care, Inc., Series 2010A, 5.625%, 4/15/39
-----------------------------------------------------------------------------------------------------------------------------------
       38,675  Total Health Care                                                                                         39,886,762
-----------------------------------------------------------------------------------------------------------------------------------
               HOUSING/MULTIFAMILY - 3.3% (2.3% OF TOTAL INVESTMENTS)

        1,340  Arlington County Industrial Development Authority, Virginia,       11/10 at 100.00          Aaa            1,352,864
                  Multifamily Housing Revenue Bonds, Patrick Henry Apartments,
                  Series 2000, 6.050%, 11/01/32 (Mandatory put 11/01/20)
                  (Alternative Minimum Tax)

               Danville Industrial Development Authority, Virginia, Student
               Housing Revenue Bonds, Collegiate Housing Foundation, Averett
               College, Series 1999A:
          500     6.875%, 6/01/20                                                  6/10 at 101.00          N/R              502,265
        1,500     7.000%, 6/01/30                                                  6/10 at 101.00          N/R            1,496,790

        1,000  Lynchburg Redevelopment and Housing Authority, Virginia, Vistas    10/10 at 102.00          AAA            1,020,890
                  GNMA Mortgage-Backed Revenue Bonds, Series 2000A, 6.200%,
                  1/20/40 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
        4,340  Total Housing/Multifamily                                                                                  4,372,809
-----------------------------------------------------------------------------------------------------------------------------------
               HOUSING/SINGLE FAMILY - 7.9% (5.5% OF TOTAL INVESTMENTS)

          300  Puerto Rico Housing Finance Authority, Mortgage-Backed              6/13 at 100.00          AAA              295,614
                  Securities Program Home Mortgage Revenue Bonds, Series 2003A,
                  4.875%, 6/01/34 (Alternative Minimum Tax)

          850  Virginia Housing Development Authority, Commonwealth Mortgage       7/11 at 100.00          AAA              858,211
                  Bonds, Series 2001H-1, 5.350%, 7/01/31 - NPFG Insured

        1,500  Virginia Housing Development Authority, Commonwealth Mortgage       1/15 at 100.00          AAA            1,465,575
                  Bonds, Series 2005C-2, 4.750%, 10/01/32 (Alternative Minimum
                  Tax)

        2,740  Virginia Housing Development Authority, Commonwealth Mortgage       7/15 at 100.00          AAA            2,747,234
                  Bonds, Series 2006 D1, 4.900%, 1/01/33 (Alternative Minimum
                  Tax)

        1,340  Virginia Housing Development Authority, Commonwealth Mortgage       7/15 at 100.00          AAA            1,334,962
                  Bonds, Series 2006, 4.800%, 7/01/29 (Alternative Minimum Tax)

        3,900  Virginia Housing Development Authority, Commonwealth Mortgage       7/16 at 100.00          AAA            3,811,119
                  Bonds, Series 2007B, 4.750%, 7/01/32 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
       10,630  Total Housing/Single Family                                                                               10,512,715
-----------------------------------------------------------------------------------------------------------------------------------
               LONG-TERM CARE - 4.7% (3.3% OF TOTAL INVESTMENTS)

        2,765  Fairfax County Economic Development Authority, Virginia,           10/17 at 100.00          N/R            2,703,147
                  Residential Care Facilities Mortgage Revenue Bonds, Goodwin
                  House, Inc., Series 2007A, 5.125%, 10/01/37

          800  Fairfax County Economic Development Authority, Virginia,           10/16 at 100.00         BBB+              682,480
                  Retirement Center Revenue Bonds, Greenspring Village, Series
                  2006A, 4.875%, 10/01/36

        1,495  Henrico County Economic Development Authority, Virginia, GNMA       7/10 at 101.00          AAA            1,517,051
                  Mortgage-Backed Securities Program Assisted Living Revenue
                  Bonds, Beth Sholom, Series 1999A, 5.900%, 7/20/29

               Henrico County Economic Development Authority, Virginia,
               Residential Care Facility Revenue Bonds, Westminster
               Canterbury of Richmond, Series 2006:
          100     5.000%, 10/01/27                                                10/11 at 103.00         BBB-               97,950
        1,345     5.000%, 10/01/35                                                   No Opt. Call         BBB-            1,274,643
-----------------------------------------------------------------------------------------------------------------------------------
        6,505  Total Long-Term Care                                                                                       6,275,271
-----------------------------------------------------------------------------------------------------------------------------------
               MATERIALS - 1.1% (0.7% OF TOTAL INVESTMENTS)

          500  Bedford County Industrial Development Authority, Virginia,          8/10 at 100.00          Ba3              470,380
                  Industrial Development Revenue Refunding Bonds, Nekoosa
                  Packaging Corporation, Series 1998, 5.600%, 12/01/25
                  (Alternative Minimum Tax)

        1,000  Goochland County Industrial Development Authority, Virginia,        6/10 at 100.50          Ba3              929,980
                  Industrial Development Revenue Refunding Bonds, Nekoosa
                  Packaging Corporation Project, Series 1998, 5.650%, 12/01/25
                  (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
        1,500  Total Materials                                                                                            1,400,360
-----------------------------------------------------------------------------------------------------------------------------------

48 Nuveen Investments

    PRINCIPAL                                                                       OPTIONAL CALL
 AMOUNT (000)  DESCRIPTION (1)                                                     PROVISIONS (2)  RATINGS (3)                VALUE
-----------------------------------------------------------------------------------------------------------------------------------
               TAX OBLIGATION/GENERAL - 18.4% (12.7% OF TOTAL INVESTMENTS)

               Chesapeake, Virginia, General Obligation Bonds, Water and
               Sewerage Series 2003B:
$       1,880     5.000%, 6/01/21                                                  6/13 at 100.00          AA+     $      1,986,107
        2,060     5.000%, 6/01/23                                                  6/13 at 100.00          AA+            2,163,536

        1,355  Harrisonburg, Virginia, General Obligation Bonds, Public Safety     7/12 at 101.00          Aa2            1,454,281
                  and Steam Plant, Series 2002, 5.000%, 7/15/19 - FGIC Insured

          105  Loudoun County, Virginia, General Obligation Public Improvement     5/12 at 100.00          AAA              109,460
                  Bonds, Series 2002A, 5.250%, 5/01/22

        1,185  Lynchburg, Virginia, General Obligation Bonds, Series 2004,         6/14 at 100.00           AA            1,315,623
                  5.000%, 6/01/21

        1,300  Newport News, Virginia, General Obligation Bonds, Series 2004C,     5/14 at 101.00          Aa1            1,457,053
                  5.000%, 5/01/16

        1,280  Portsmouth, Virginia, General Obligation Bonds, Series 2005A,         No Opt. Call          Aa2            1,465,562
                  5.000%, 4/01/15 - NPFG Insured

        1,480  Richmond, Virginia, General Obligation Bonds, Series 2004A,         7/14 at 100.00          AAA            1,647,432
                  5.000%, 7/15/21 - AGM Insured

        1,430  Roanoke, Virginia, General Obligation Public Improvement Bonds,    10/12 at 101.00           AA            1,585,026
                  Series 2002A, 5.000%, 10/01/17

        1,135  Suffolk, Virginia, General Obligation Bonds, Series 2005,             No Opt. Call           AA            1,324,647
                  5.000%, 12/01/15

        2,000  Virginia Beach, Virginia, General Obligation Bonds, Series          5/13 at 100.00          AAA            2,194,440
                  2003B, 5.000%, 5/01/15

        1,100  Virginia Beach, Virginia, General Obligation Bonds, Series 2005,    1/16 at 100.00          AAA            1,280,103
                  5.000%, 1/15/20

        4,500  Virginia Beach, Virginia, General Obligation Bonds, Series 2008,   10/17 at 100.00          AAA            4,898,516
                  5.000%, 10/01/27 (UB)

        1,425  Virginia Beach, Virginia, General Obligation Public Improvement     6/11 at 101.00          AAA            1,506,453
                  Bonds, Series 2001, 5.000%, 6/01/20
-----------------------------------------------------------------------------------------------------------------------------------
       22,235  Total Tax Obligation/General                                                                              24,388,239
-----------------------------------------------------------------------------------------------------------------------------------
               TAX OBLIGATION/LIMITED - 27.2% (18.8% OF TOTAL INVESTMENTS)

               Buena Vista Public Recreational Facilities Authority, Virginia,
               Lease Revenue Bonds, Golf Course Project, Series 2005A:
          335     5.250%, 7/15/25 - ACA Insured                                    7/15 at 100.00          N/R              311,637
          260     5.500%, 7/15/35 - ACA Insured                                    7/15 at 100.00          N/R              239,179

        1,340  Culpeper Industrial Development Authority, Virginia, Lease          1/15 at 100.00          Aa3            1,425,706
                  Revenue Bonds, School Facilities Project, Series 2005,
                  5.000%, 1/01/20 - NPFG Insured

               Cumberland County, Virginia, Certificates of Participation,
               Series 1997:
          685     6.200%, 7/15/12                                                    No Opt. Call          N/R              706,762
        1,375     6.375%, 7/15/17                                                    No Opt. Call          N/R            1,434,373

        1,000  Dinwiddie County Industrial Development Authority, Virginia,        2/14 at 100.00            A            1,078,970
                  Lease Revenue Bonds, Series 2004B, 5.125%, 2/15/16 - NPFG
                  Insured

        1,000  Fairfax County Economic Development Authority, Virginia, Lease      5/16 at 100.00          AA+            1,117,610
                  Revenue Bonds, Joint Public Uses Community Project, Series
                  2006, 5.000%, 5/15/18

               Fairfax County Economic Development Authority, Virginia, Lease
               Revenue Bonds, Laurel Hill Public Facilities Projects, Series
               2003:
        2,210     5.000%, 6/01/14                                                  6/13 at 101.00          AA+            2,473,962
        1,165     5.000%, 6/01/22                                                  6/13 at 101.00          AA+            1,239,315

        1,660  Front Royal and Warren County Industrial Development Authority,     4/14 at 100.00          AAA            1,784,865
                  Virginia, Lease Revenue Bonds, Series 2004B, 5.000%, 4/01/18
                  - AGM Insured

        1,270  James City County Economic Development Authority, Virginia,         7/15 at 100.00           AA            1,386,561
                  Revenue Bonds, County Government Projects, Series 2005,
                  5.000%, 7/15/19

          445  Montgomery County Industrial Development Authority, Virginia,       2/18 at 100.00          AA-              470,516
                  Public Facility Lease Revenue Bonds, Public Projects Series
                  2008, 5.000%, 2/01/29

        1,185  Puerto Rico Highway and Transportation Authority, Highway           7/12 at 100.00          AAA            1,189,847
                  Revenue Bonds, Series 2002D, 5.000%, 7/01/32 - AGM Insured

        2,000  Puerto Rico Highway and Transportation Authority, Highway             No Opt. Call           A3            2,067,260
                  Revenue Bonds, Series 2007N, 5.250%, 7/01/31 - AMBAC Insured

        5,000  Puerto Rico Infrastructure Financing Authority, Special Tax           No Opt. Call           A3              519,350
                  Revenue Bonds, Series 2005A, 0.000%, 7/01/43 - AMBAC Insured

        5,875  Puerto Rico Infrastructure Financing Authority, Special Tax           No Opt. Call           A3            1,897,684
                  Revenue Bonds, Series 2005C, 0.000%, 7/01/28 - AMBAC Insured

                                                           Nuveen Investments 49

    | Portfolio of Investments May 31, 2010

    PRINCIPAL                                                                       OPTIONAL CALL
 AMOUNT (000)  DESCRIPTION (1)                                                     PROVISIONS (2)  RATINGS (3)                VALUE
-----------------------------------------------------------------------------------------------------------------------------------
               TAX OBLIGATION/LIMITED (continued)

               Puerto Rico Public Buildings Authority, Guaranteed Government
               Facilities Revenue Refunding Bonds, Series 2002D:
$         265     5.250%, 7/01/27                                                  7/12 at 100.00           A3     $        266,916
          320     5.250%, 7/01/36                                                  7/12 at 100.00           A3              321,238

        1,300  Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue      2/20 at 100.00           A+            1,360,450
                  Bonds, First Subordinate Series 2010A, 5.500%, 8/01/42

        1,110  Spotsylvania County Industrial Development Authority, Virginia,     8/13 at 100.00          N/R            1,131,567
                  Lease Revenue Bonds, School Facilities, Series 2003B, 4.375%,
                  8/01/20 - AMBAC Insured

        1,600  Stafford County and Staunton Industrial Development Authority,      8/16 at 100.00           A+            1,694,592
                  Virginia, Revenue Bonds, Virginia Municipal League and
                  Virginia Association of Counties Finance Program, Series
                  2006A, 5.000%, 8/01/23 - NPFG Insured

        2,500  Stafford County Economic Development Authority, Virginia, Lease     4/18 at 100.00          AAA            2,610,225
                  Revenue Bonds, Public Facility Projects, Series 2008, 5.000%,
                  4/01/33 - AGC Insured (UB)

        1,400  Virginia Beach Development Authority, Public Facilities Revenue     5/15 at 100.00          AA+            1,529,556
                  Bonds, Series 2005A, 5.000%, 5/01/22

          850  Virginia College Building Authority, Educational Facilities         2/19 at 100.00          AA+            1,104,890
                  Revenue Bonds, 21st Century College Program, Series 2009,
                  Trust 09-3B, 12.968%, 2/01/27 (IF)

          850  Virginia College Building Authority, Educational Facilities         2/19 at 100.00          AA+            1,089,012
                  Revenue Bonds, 21st Century College Program, Series 2009,
                  Trust 09-4B, 12.884%, 2/01/28 (IF)

        1,625  Virginia Public School Authority, School Financing Bonds, 1997      8/15 at 100.00          AA+            1,856,449
                  Resolution, Series 2005C, 5.000%, 8/01/17

               Virginia Resources Authority, Infrastructure Revenue Bonds,
               Pooled Loan Bond Program, Series 2000B:
           95     5.500%, 5/01/20 - AGM Insured                                   11/10 at 100.00          AAA               96,322
          550     5.500%, 5/01/30 - AGM Insured                                   11/10 at 100.00          AAA              556,749

          775  Virginia Resources Authority, Infrastructure Revenue Bonds,         5/11 at 101.00           AA              808,418
                  Pooled Loan Bond Program, Series 2002A, 5.000%, 5/01/19

        2,000  Virginia Transportation Board, Transportation Revenue Bonds,        5/14 at 100.00          AA+            2,257,780
                  U.S. Route 58 Corridor Development Program, Series 2004B,
                  5.000%, 5/15/15
-----------------------------------------------------------------------------------------------------------------------------------
       42,045  Total Tax Obligation/Limited                                                                              36,027,761
-----------------------------------------------------------------------------------------------------------------------------------
               TRANSPORTATION - 11.9% (8.2% OF TOTAL INVESTMENTS)

        2,500  Metropolitan Washington D.C. Airports Authority, System Revenue    10/17 at 100.00          AA-            2,508,975
                  Bonds, Series 2007B, 5.000%, 10/01/35 - AMBAC Insured
                  (Alternative Minimum Tax)

        3,200  Metropolitan Washington D.C. Airports Authority, Virginia,         10/28 at 100.00         BBB+            1,895,520
                  Dulles Toll Road Revenue Bonds, Dulles Metrorail Capital
                  Appreciation, Series 2010B, 0.000%, 10/01/44

        4,000  Norfolk Airport Authority, Virginia, Airport Revenue Bonds,         7/11 at 100.00            A            4,023,200
                  Series 2001A, 5.125%, 7/01/31 - FGIC Insured

        1,000  Norfolk, Virginia, Parking System Revenue Bonds, Series 2005A,      2/15 at 100.00            A            1,005,230
                  5.000%, 2/01/23 - NPFG Insured

        2,500  Richmond Metropolitan Authority, Virginia, Revenue Refunding          No Opt. Call            A            2,714,900
                  Bonds, Expressway System, Series 2002, 5.250%, 7/15/22 - FGIC
                  Insured

          285  Virginia Port Authority, Port Facilities Revenue Refunding Bonds    7/19 at 100.00          Aa3              297,255
                  Series 2010, 5.000%, 7/01/40

        1,260  Virginia Port Authority, Revenue Bonds, Port Authority              7/13 at 100.00          Aa3            1,218,937
                  Facilities, Series 2006, 5.000%, 7/01/36 - FGIC Insured
                  (Alternative Minimum Tax)

        2,000  Virginia Resources Authority, Airports Revolving Fund Revenue       2/11 at 100.00          Aa2            2,051,660
                  Bonds, Series 2001A, 5.250%, 8/01/23
-----------------------------------------------------------------------------------------------------------------------------------
       16,745  Total Transportation                                                                                      15,715,677
-----------------------------------------------------------------------------------------------------------------------------------
               U.S. GUARANTEED - 15.2% (10.5% OF TOTAL INVESTMENTS) (4)

        3,500  Alexandria Industrial Development Authority, Virginia, Fixed       10/10 at 101.00      N/R (4)            3,598,805
                  Rate Revenue Bonds, Institute for Defense Analyses, Series
                  2000A, 5.900%, 10/01/30 (Pre-refunded 10/01/10) - AMBAC
                  Insured

50 Nuveen Investments

    PRINCIPAL                                                                       OPTIONAL CALL
 AMOUNT (000)  DESCRIPTION (1)                                                     PROVISIONS (2)  RATINGS (3)                VALUE
-----------------------------------------------------------------------------------------------------------------------------------
               U.S. GUARANTEED (4) (continued)

$         750  Bristol, Virginia, General Obligation Utility System Revenue          No Opt. Call          AAA     $        867,593
                  Bonds, Series 2002, 5.000%, 11/01/24 - AGM Insured (ETM)

          925  Fairfax County Water Authority, Virginia, Water Revenue             4/12 at 100.00          AAA            1,003,181
                  Refunding Bonds, Series 2002, 5.375%, 4/01/19 (Pre-refunded
                  4/01/12)

           60  Henrico County Economic Development Authority, Virginia, Revenue   11/12 at 100.00       A3 (4)               66,934
                  Bonds, Bon Secours Health System Inc., Series 2002A, 5.600%,
                  11/15/30 (Pre-refunded 11/15/12)

               Loudoun County Industrial Development Authority, Virginia,
               Hospital Revenue Bonds, Loudoun Hospital Center, Series 2002A:
          375     6.000%, 6/01/22 (Pre-refunded 6/01/12)                           6/12 at 101.00      N/R (4)              416,359
          800     6.100%, 6/01/32 (Pre-refunded 6/01/12)                           6/12 at 101.00      N/R (4)              889,816

          815  Puerto Rico Highway and Transportation Authority, Highway           7/12 at 100.00          AAA              888,798
                  Revenue Bonds, Series 2002D, 5.000%, 7/01/32 (Pre-refunded
                  7/01/12) - AGM Insured

        2,500  Puerto Rico Infrastructure Financing Authority, Special            10/10 at 101.00          AAA            2,569,275
                  Obligation Bonds, Series 2000A, 5.500%, 10/01/40
                  (Pre-refunded 10/01/10)

               Puerto Rico Public Buildings Authority, Guaranteed Government
               Facilities Revenue Refunding Bonds, Series 2002D:
          735     5.250%, 7/01/27 (Pre-refunded 7/01/12)                           7/12 at 100.00       A3 (4)              800,533
          880     5.250%, 7/01/36 (Pre-refunded 7/01/12)                           7/12 at 100.00       A3 (4)              958,461

          385  Puerto Rico, The Children's Trust Fund, Tobacco Settlement          7/10 at 100.00          AAA              386,898
                  Asset-Backed Bonds, Series 2000, 5.750%, 7/01/20
                  (Pre-refunded 7/01/10)

          440  Rockbridge County Industrial Development Authority, Virginia,       7/11 at 100.00       B2 (4)              466,862
                  Horse Center Revenue Refunding Bonds, Series 2001C, 6.850%,
                  7/15/21 (Pre-refunded 7/15/11)

               Tobacco Settlement Financing Corporation of Virginia, Tobacco
               Settlement Asset-Backed Bonds, Series 2005:
          790     5.250%, 6/01/19 (Pre-refunded 6/01/12)                           6/12 at 100.00          AAA              814,079
        3,850     5.500%, 6/01/26 (Pre-refunded 6/01/15)                           6/15 at 100.00          AAA            4,307,804

        1,000  Virgin Islands Public Finance Authority, Gross Receipts Taxes      10/10 at 101.00     BBB+ (4)            1,030,270
                  Loan Note, Series 1999A, 6.500%, 10/01/24 (Pre-refunded
                  10/01/10)

          965  Virginia Resources Authority, Infrastructure Revenue Bonds,         5/11 at 101.00       AA (4)            1,016,666
                  Pooled Loan Bond Program, Series 2002A, 5.000%, 5/01/19
                  (Pre-refunded 5/01/11)
-----------------------------------------------------------------------------------------------------------------------------------
       18,770  Total U.S. Guaranteed                                                                                     20,082,334
-----------------------------------------------------------------------------------------------------------------------------------
               UTILITIES - 6.9% (4.7% OF TOTAL INVESTMENTS)

               Bristol, Virginia, Utility System Revenue Refunding Bonds,
               Series 2003:
        1,705     5.250%, 7/15/14 - NPFG Insured                                   7/13 at 100.00            A            1,802,901
        1,800     5.250%, 7/15/15 - NPFG Insured                                   7/13 at 100.00            A            1,889,730
        2,775     5.250%, 7/15/23 - NPFG Insured                                   7/13 at 100.00            A            2,852,867

        2,500  Mecklenburg County Industrial Development Authority, Virginia,     10/12 at 100.00         Baa1            2,530,175
                  Revenue Bonds, UAE Mecklenburg Cogeneration LP, Series 2002,
                  6.500%, 10/15/17 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
        8,780  Total Utilities                                                                                            9,075,673
-----------------------------------------------------------------------------------------------------------------------------------
               WATER AND SEWER - 8.2% (5.7% OF TOTAL INVESTMENTS)

               Fairfax County Water Authority, Virginia, Water Revenue
               Refunding Bonds, Series 2002:
          105     5.375%, 4/01/19                                                  4/12 at 100.00          AAA              112,491
          800     5.000%, 4/01/27                                                  4/12 at 100.00          AAA              833,368

        1,000  Loudoun County Sanitation Authority, Virginia, Water and            1/15 at 100.00          AAA            1,062,430
                  Sewerage System Revenue Bonds, Series 2004, 5.000%, 1/01/26

                                                           Nuveen Investments 51

    | Portfolio of Investments May 31, 2010

    PRINCIPAL                                                                       OPTIONAL CALL
 AMOUNT (000)  DESCRIPTION (1)                                                     PROVISIONS (2)  RATINGS (3)                VALUE
------------------------------------------------------------------------------------------------------------------------------------
               WATER AND SEWER (continued)

               Norfolk, Virginia, Water Revenue Refunding Bonds, Series 2001:
$       1,310     5.000%, 11/01/21 - FGIC Insured                                 11/11 at 100.00          AA+     $      1,372,395
        1,380     5.000%, 11/01/22 - FGIC Insured                                 11/11 at 100.00          AA+            1,445,384

        2,250  Virginia Beach, Virginia, Storm Water Utility Revenue Bonds,        9/10 at 101.00          Aa2            2,302,403
                  Series 2000, 6.000%, 9/01/24

        1,800  Virginia Beach, Virginia, Water and Sewer System Revenue Bonds,    10/15 at 100.00          AAA            1,924,182
                  Series 2005, 5.000%, 10/01/30

        1,515  Virginia State Resources Authority, Clean Water Revenue Bonds,     10/17 at 100.00          AAA            1,825,499
                  Series 2007, Trust 3036, 13.137%, 10/01/29 (IF)
------------------------------------------------------------------------------------------------------------------------------------
       10,160  Total Water and Sewer                                                                                     10,878,152
------------------------------------------------------------------------------------------------------------------------------------
$     195,295  Total Investments (cost $187,559,056) - 144.9%                                                           191,723,937
=============-----------------------------------------------------------------------------------------------------------------------
               Floating Rate Obligations - (3.5)%                                                                        (4,630,000)
               ---------------------------------------------------------------------------------------------------------------------
               MuniFund Term Preferred Shares, at Liquidation Value - (24.3)% (5)                                       (32,205,000)
               ---------------------------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities - 2.2%                                                                       2,963,484
               ---------------------------------------------------------------------------------------------------------------------
               Auction Rate Preferred Shares, at Liquidation Value - (19.3)% (5)                                        (25,550,000)
               ---------------------------------------------------------------------------------------------------------------------
               Net Assets Applicable to Common Shares - 100%                                                     $      132,302,421
               =====================================================================================================================

  (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

  (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

  (3) Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investor Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade.

  (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

  (5) MuniFund Term Preferred Shares and Auction Rate Preferred Shares, at Liquidation Value as a percentage of Total Investments are 16.8% and 13.3%, respectively.

  N/R   Not rated.

(ETM)   Escrowed to maturity.

 (IF)   Inverse floating rate investment.

 (UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 - Inverse Floating Rate Securities for more information.

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

52 Nuveen Investments

NGB | Nuveen Virginia Dividend Advantage Municipal Fund
    | Portfolio of Investments May 31, 2010

    PRINCIPAL                                                                       OPTIONAL CALL
 AMOUNT (000)  DESCRIPTION (1)                                                     PROVISIONS (2)  RATINGS (3)                VALUE
-----------------------------------------------------------------------------------------------------------------------------------
               CONSUMER STAPLES - 3.5% (2.3% OF TOTAL INVESTMENTS)

$       1,660  Tobacco Settlement Financing Corporation of Virginia, Tobacco       6/17 at 100.00          BBB     $      1,107,701
                  Settlement Asset Backed Bonds, Series 2007B1, 5.000%, 6/01/47

          715  Tobacco Settlement Financing Corporation of Virginia, Tobacco       6/17 at 100.00          BBB              440,583
                  Settlement Asset-Backed Bonds, Series 2007B2, 0.000%, 6/01/46
-----------------------------------------------------------------------------------------------------------------------------------
        2,375  Total Consumer Staples                                                                                     1,548,284
-----------------------------------------------------------------------------------------------------------------------------------
               EDUCATION AND CIVIC ORGANIZATIONS - 4.4% (2.9% OF TOTAL
                  INVESTMENTS)

          500  Danville Industrial Development Authority, Virginia, Educational    3/11 at 102.00          N/R              472,875
                  Facilities Revenue Bonds, Averett University, Series 2001,
                  6.000%, 3/15/22

          500  Prince William County Industrial Development Authority,            10/13 at 101.00           A2              507,080
                  Virginia, Educational Facilities Revenue Bonds, Catholic
                  Diocese of Arlington, Series 2003, 5.500%, 10/01/33

               Puerto Rico Industrial, Tourist, Educational, Medical and
               Environmental Control Facilities Financing Authority, Higher
               Education Revenue Bonds, Ana G. Mendez University System,
               Series 1999:
          160     5.375%, 2/01/19                                                  8/10 at 100.50         BBB-              160,118
          320     5.375%, 2/01/29                                                  8/10 at 100.50         BBB-              303,885

          500  Virginia College Building Authority, Educational Facilities         7/10 at 100.00          N/R              500,325
                  Revenue Refunding Bonds, Marymount University, Series 1998,
                  5.100%, 7/01/18 - RAAI Insured
-----------------------------------------------------------------------------------------------------------------------------------
        1,980  Total Education and Civic Organizations                                                                    1,944,283
-----------------------------------------------------------------------------------------------------------------------------------
               HEALTH CARE - 25.6% (16.9% OF TOTAL INVESTMENTS)

        1,500  Arlington County Industrial Development Authority, Virginia,        7/20 at 100.00           A2            1,529,730
                  Hospital Revenue Bonds, Virginia Hospital Center Arlington
                  Health System, Refunding Series 2010, 5.000%, 7/01/31

          250  Charlotte County Industrial Development Authority, Virginia,        9/17 at 100.00           A-              247,775
                  Hospital Revenue Bonds, Halifax Regional Hospital
                  Incorporated, Series 2007, 5.000%, 9/01/37

          565  Fairfax County Industrial Development Authority, Virginia,          5/19 at 100.00          AA+              673,457
                  Healthcare Revenue Bonds, Inova Health System, Series 2009,
                  Trust 11733, 14.518%, 5/15/35 (IF)

          100  Fairfax County Industrial Development Authority, Virginia,            No Opt. Call          AA+              109,180
                  Hospital Revenue Refunding Bonds, Inova Health System, Series
                  1993A, 5.000%, 8/15/23

        1,000  Fauquier County Industrial Development Authority, Virginia,        10/12 at 102.00         BBB+            1,015,620
                  Hospital Revenue Bonds, Fauquier Hospital, Series 2002,
                  5.250%, 10/01/25 - RAAI Insured

          500  Fredericksburg Economic Development Authority, Virginia,              No Opt. Call           A3              542,820
                  Hospital Facilities Revenue Bonds, MediCorp Health System,
                  Series 2007, 5.250%, 6/15/23

          500  Fredericksburg Industrial Development Authority, Virginia,          6/12 at 100.00           A3              501,090
                  Revenue Bonds, MediCorp Health System, Series 2002B, 5.125%,
                  6/15/33

          820  Harrisonburg Industrial Development Authority, Virginia,            8/16 at 100.00         Baa1              767,020
                  Hospital Facilities Revenue Bonds, Rockingham Memorial
                  Hospital, Series 2006, 5.000%, 8/15/31 - AMBAC Insured

          480  Henrico County Economic Development Authority, Virginia, Revenue   11/12 at 100.00           A-              486,811
                  Bonds, Bon Secours Health System Inc., Series 2002A, 5.600%,
                  11/15/30

          525  Manassas Industrial Development Authority, Virginia, Hospital       4/13 at 100.00           A3              526,748
                  Revenue Bonds, Prince William Hospital, Series 2002, 5.250%,
                  4/01/33

          800  Norton Industrial Development Authority, Virginia, Hospital        12/11 at 101.00          N/R              801,168
                  Revenue Refunding and Improvement Bonds, Norton Community
                  Hospital, Series 2001, 6.000%, 12/01/22 - ACA Insured

               Stafford County Economic Development Authority, Virginia,
               Hospital Facilities Revenue Bonds, MediCorp Health System,
               Series 2006:
          750     5.250%, 6/15/25                                                  6/16 at 100.00           A3              773,108
          360     5.250%, 6/15/31                                                  6/16 at 100.00           A3              363,330
          605     5.250%, 6/15/37                                                  6/16 at 100.00           A3              606,845

          450  Virginia Small Business Finance Authority, Healthcare Facilities    5/20 at 100.00           AA              459,878
                  Revenue Bonds, Refunding Sentara Healthcare, Series 2010,
                  5.000%, 11/01/40

          785  Virginia Small Business Financing Authority, Wellmont Health        9/17 at 100.00         BBB+              734,289
                  System Project Revenue Bonds, Series 2007A, 5.250%, 9/01/37

          360  Winchester Industrial Development Authority, Virginia, Hospital     1/19 at 100.00           A+              371,480
                  Revenue Bonds Valley Health System Obligated Group, Series
                  2009E, 5.625%, 1/01/44

                                                           Nuveen Investments 53

    | Portfolio of Investments May 31, 2010

    PRINCIPAL                                                                       OPTIONAL CALL
 AMOUNT (000)  DESCRIPTION (1)                                                     PROVISIONS (2)  RATINGS (3)                VALUE
-----------------------------------------------------------------------------------------------------------------------------------
               HEALTH CARE (continued)

$         715  Winchester Industrial Development Authority, Virginia, Hospital     1/17 at 100.00           A+     $        740,218
                  Revenue Bonds, Winchester Medical Center, Series 2007,
                  5.125%, 1/01/31

          180  Wisconsin Health and Educational Facilities Authority, Revenue      4/20 at 100.00           A3              182,371
                  Bonds, Aurora Health Care, Inc., Series 2010A, 5.625%, 4/15/39
-----------------------------------------------------------------------------------------------------------------------------------
       11,245  Total Health Care                                                                                         11,432,938
-----------------------------------------------------------------------------------------------------------------------------------
               HOUSING/MULTIFAMILY - 5.0% (3.3% OF TOTAL INVESTMENTS)

        1,000  Arlington County Industrial Development Authority, Virginia,       11/11 at 102.00          AAA            1,038,400
                  Multifamily Housing Mortgage Revenue Bonds, Arlington View
                  Terrace Apartments, Series 2001, 5.150%, 11/01/31 (Mandatory
                  put 11/01/19) (Alternative Minimum Tax)

        1,000  Virginia Housing Development Authority, Rental Housing Bonds,      10/10 at 100.00          AA+            1,004,000
                  Series 2000G, 5.625%, 10/01/20 (Alternative Minimum Tax)

          200  Virginia Housing Development Authority, Rental Housing Bonds,      10/19 at 100.00          AA+              201,920
                  Series 2010F, 5.000%, 4/01/45
-----------------------------------------------------------------------------------------------------------------------------------
        2,200  Total Housing/Multifamily                                                                                  2,244,320
-----------------------------------------------------------------------------------------------------------------------------------
               HOUSING/SINGLE FAMILY - 9.5% (6.3% OF TOTAL INVESTMENTS)

          850  Virginia Housing Development Authority, Commonwealth Mortgage       7/11 at 100.00          AAA              858,211
                  Bonds, Series 2001H-1, 5.350%, 7/01/31 - NPFG Insured

          600  Virginia Housing Development Authority, Commonwealth Mortgage       1/15 at 100.00          AAA              586,230
                  Bonds, Series 2005C-2, 4.750%, 10/01/32 (Alternative Minimum
                  Tax)

          960  Virginia Housing Development Authority, Commonwealth Mortgage       7/15 at 100.00          AAA              962,534
                  Bonds, Series 2006 D1, 4.900%, 1/01/33 (Alternative Minimum
                  Tax)

          480  Virginia Housing Development Authority, Commonwealth Mortgage       7/15 at 100.00          AAA              478,195
                  Bonds, Series 2006, 4.800%, 7/01/29 (Alternative Minimum Tax)

        1,400  Virginia Housing Development Authority, Commonwealth Mortgage       7/16 at 100.00          AAA            1,368,094
                  Bonds, Series 2007B, 4.750%, 7/01/32 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
        4,290  Total Housing/Single Family                                                                                4,253,264
-----------------------------------------------------------------------------------------------------------------------------------
               LONG-TERM CARE - 11.5% (7.6% OF TOTAL INVESTMENTS)

          700  Albemarle County Industrial Development Authority, Virginia,        1/17 at 100.00          N/R              633,941
                  Residential Care Facilities Mortgage Revenue Bonds,
                  Westminster-Cantebury of the Blue Ridge, Series 2007, 5.000%,
                  1/01/31

          350  Chesterfield County Health Center Commission, Virginia, Mortgage   12/15 at 100.00          N/R              304,280
                  Revenue Bonds, Lucy Corr Village, Series 2005, 5.625%,
                  12/01/39

        1,005  Fairfax County Economic Development Authority, Virginia,           10/17 at 100.00          N/R              982,518
                  Residential Care Facilities Mortgage Revenue Bonds, Goodwin
                  House, Inc., Series 2007A, 5.125%, 10/01/37

          500  Fairfax County Economic Development Authority, Virginia,           10/16 at 100.00         BBB+              448,175
                  Retirement Center Revenue Bonds, Greenspring Village, Series
                  2006A, 4.750%, 10/01/26

          540  Henrico County Economic Development Authority, Virginia,              No Opt. Call         BBB-              511,753
                  Residential Care Facility Revenue Bonds, Westminster
                  Canterbury of Richmond, Series 2006, 5.000%, 10/01/35

          700  Industrial Development Authority of the County of Prince            1/17 at 100.00          N/R              424,459
                  William, Virginia, Residential Care Facility Revenue Bonds,
                  Westminster at Lake, First Mortgage, Series 2006, 5.125%,
                  1/01/26

          650  James City County Industrial Development Authority, Virginia,       3/12 at 101.00          N/R              657,319
                  Residential Care Facility First Mortgage Revenue Refunding
                  Bonds, Williamsburg Landing Inc., Series 2003A, 6.000%,
                  3/01/23

          530  Roanoke Industrial Development Authority, Virginia, Residential    12/16 at 100.00          N/R              375,834
                  Revenue Bonds, Virginia Lutheran Homes Incorporated, Series
                  2006, 5.000%, 12/01/39

          350  Suffolk Industrial Development Authority, Virginia, Retirement      9/16 at 100.00          N/R              305,571
                  Facilities First Mortgage Revenue Bonds, Lake Prince Center,
                  Series 2006, 5.300%, 9/01/31

          350  Virginia Beach Development Authority, Virginia, Residential Care   11/15 at 100.00          N/R              337,740
                  Facility Mortgage Revenue Bonds, Westminster Canterbury on
                  Chesapeake Bay, Series 2005, 5.000%, 11/01/22

          175  Winchester Industrial Development Authority, Virginia,              1/15 at 100.00          N/R              167,673
                  Residential Care Facility Revenue Bonds,
                  Westminster-Canterbury of Winchester Inc., Series 2005A,
                  5.200%, 1/01/27
-----------------------------------------------------------------------------------------------------------------------------------
        5,850  Total Long-Term Care                                                                                       5,149,263
-----------------------------------------------------------------------------------------------------------------------------------

54 Nuveen Investments

    PRINCIPAL                                                                       OPTIONAL CALL
 AMOUNT (000)  DESCRIPTION (1)                                                     PROVISIONS (2)  RATINGS (3)                VALUE
-----------------------------------------------------------------------------------------------------------------------------------
               MATERIALS - 0.7% (0.5% OF TOTAL INVESTMENTS)

$         100  Bedford County Industrial Development Authority, Virginia,          8/10 at 100.00          Ba3     $         94,076
                  Industrial Development Revenue Refunding Bonds, Nekoosa
                  Packaging Corporation, Series 1998, 5.600%, 12/01/25
                  (Alternative Minimum Tax)

           20  Bedford County Industrial Development Authority, Virginia,          6/10 at 101.00          Ba3               20,057
                  Industrial Development Revenue Refunding Bonds, Nekoosa
                  Packaging Corporation, Series 1999A, 6.550%, 12/01/25
                  (Alternative Minimum Tax)

          220  Goochland County Industrial Development Authority, Virginia,        6/10 at 100.50          Ba3              204,596
                  Industrial Development Revenue Refunding Bonds, Nekoosa
                  Packaging Corporation Project, Series 1998, 5.650%, 12/01/25
                  (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
          340  Total Materials                                                                                              318,729
-----------------------------------------------------------------------------------------------------------------------------------
               TAX OBLIGATION/GENERAL - 11.5% (7.5% OF TOTAL INVESTMENTS)

          700  Loudoun County, Virginia, General Obligation Bonds, Series         12/16 at 100.00          AAA              770,693
                  2006B, 5.000%, 12/01/25

          845  Newport News, Virginia, General Obligation Bonds, Series 2004C,     5/14 at 101.00          Aa1              947,084
                  5.000%, 5/01/16

          620  Richmond, Virginia, General Obligation Bonds, Series 2005A,         7/15 at 100.00          AAA              712,603
                  5.000%, 7/15/17 - AGM Insured

          400  Suffolk, Virginia, General Obligation Bonds, Series 2005,             No Opt. Call           AA              466,836
                  5.000%, 12/01/15

          400  Virginia Beach, Virginia, General Obligation Bonds, Series 2005,    1/16 at 100.00          AAA              465,492
                  5.000%, 1/15/20

        1,600  Virginia Beach, Virginia, General Obligation Bonds, Series 2008,   10/17 at 100.00          AAA            1,750,336
                  5.000%, 10/01/26 (UB)
-----------------------------------------------------------------------------------------------------------------------------------
        4,565  Total Tax Obligation/General                                                                               5,113,044
-----------------------------------------------------------------------------------------------------------------------------------
               TAX OBLIGATION/LIMITED - 21.9% (14.4% OF TOTAL INVESTMENTS)

          100  Bell Creek Community Development Authority, Virginia, Special       3/13 at 101.00          N/R               92,794
                  Assessment Bonds, Series 2003A, 6.750%, 3/01/22

          500  Broad Street Community Development Authority, Virginia, Revenue     6/13 at 102.00          N/R              444,800
                  Bonds, Series 2003, 7.500%, 6/01/33

               Buena Vista Public Recreational Facilities Authority, Virginia,
               Lease Revenue Bonds, Golf Course Project, Series 2005A:
          120     5.250%, 7/15/25 - ACA Insured                                    7/15 at 100.00          N/R              111,631
           95     5.500%, 7/15/35 - ACA Insured                                    7/15 at 100.00          N/R               87,392

          500  Fairfax County Economic Development Authority, Virginia, Lease      5/16 at 100.00          AA+              558,805
                  Revenue Bonds, Joint Public Uses Community Project, Series
                  2006, 5.000%, 5/15/18

          160  Montgomery County Industrial Development Authority, Virginia,       2/18 at 100.00          AA-              169,174
                  Public Facility Lease Revenue Bonds, Public Projects Series
                  2008, 5.000%, 2/01/29

          580  Prince William County, Virginia, Certificates of Participation,     6/15 at 100.00          Aa1              623,314
                  County Facilities, Series 2005, 5.000%, 6/01/20 - AMBAC
                  Insured

          700  Puerto Rico Highway and Transportation Authority, Highway             No Opt. Call           A3              723,541
                  Revenue Bonds, Series 2007N, 5.250%, 7/01/31 - AMBAC Insured

        3,000  Puerto Rico Infrastructure Financing Authority, Special Tax           No Opt. Call           A3              901,800
                  Revenue Bonds, Series 2005A, 0.000%, 7/01/29 - AMBAC Insured

          780  Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue      2/20 at 100.00           A+              816,270
                  Bonds, First Subordinate Series 2010A, 5.500%, 8/01/42

        1,000  Spotsylvania County Industrial Development Authority, Virginia,     8/13 at 100.00          N/R            1,033,300
                  Lease Revenue Bonds, School Facilities, Series 2003B, 5.125%,
                  8/01/23 - AMBAC Insured

          600  Stafford County and Staunton Industrial Development Authority,      8/16 at 100.00           A+              635,472
                  Virginia, Revenue Bonds, Virginia Municipal League and
                  Virginia Association of Counties Finance Program, Series
                  2006A, 5.000%, 8/01/23 - NPFG Insured

          890  Stafford County Economic Development Authority, Virginia, Lease     4/18 at 100.00          AAA              929,240
                  Revenue Bonds, Public Facility Projects, Series 2008, 5.000%,
                  4/01/33 - AGC Insured (UB)

          960  Virgin Islands Public Finance Authority, Gross Receipts Taxes      10/10 at 101.00         BBB+              976,618
                  Loan Note, Series 1999A, 6.375%, 10/01/19

          195  Virginia Beach Development Authority, Public Facilities Revenue     5/15 at 100.00          AA+              213,045
                  Bonds, Series 2005A, 5.000%, 5/01/22

          280  Virginia College Building Authority, Educational Facilities         2/19 at 100.00          AA+              363,964
                  Revenue Bonds, 21st Century College Program, Series 2009,
                  Trust 09-3B, 12.968%, 2/01/27 (IF)

                                                           Nuveen Investments 55

    | Portfolio of Investments May 31, 2010

    PRINCIPAL                                                                       OPTIONAL CALL
 AMOUNT (000)  DESCRIPTION (1)                                                     PROVISIONS (2)  RATINGS (3)                VALUE
-----------------------------------------------------------------------------------------------------------------------------------
               TAX OBLIGATION/LIMITED (continued)

$         280  Virginia College Building Authority, Educational Facilities         2/19 at 100.00          AA+     $        358,733
                  Revenue Bonds, 21st Century College Program, Series 2009,
                  Trust 09-4B, 12.884%, 2/01/28 (IF)

          345  Virginia Gateway Community Development Authority, Prince William    3/13 at 102.00          N/R              333,870
                  County, Special Assessment Bonds, Series 2003, 6.375%, 3/01/30

          345  Virginia Public School Authority, School Financing Bonds, 1997      8/15 at 100.00          AA+              394,138
                  Resolution, Series 2005C, 5.000%, 8/01/17
-----------------------------------------------------------------------------------------------------------------------------------
       11,430  Total Tax Obligation/Limited                                                                               9,767,901
-----------------------------------------------------------------------------------------------------------------------------------
               TRANSPORTATION - 27.0% (17.8% OF TOTAL INVESTMENTS)

        1,000  Capital Region Airport Authority, Richmond, Virginia, Revenue       7/15 at 100.00          AAA            1,084,910
                  Bonds, Richmond International Airport, Series 2005A, 5.000%,
                  7/01/18 - AGM Insured

        1,000  Chesapeake Bay Bridge and Tunnel Commission, Virginia, General        No Opt. Call            A            1,081,220
                  Resolution Revenue Refunding Bonds, Series 1998, 5.500%,
                  7/01/25 - NPFG Insured

        3,000  Metropolitan Washington D.C. Airports Authority, Airport System    10/11 at 101.00          AA-            3,059,100
                  Revenue Bonds, Series 2001A, 5.500%, 10/01/27 - NPFG Insured
                  (Alternative Minimum Tax)

          250  Metropolitan Washington D.C. Airports Authority, Airport System    10/11 at 101.00          AA-              257,298
                  Revenue Bonds, Series 2001B, 5.000%, 10/01/21 - NPFG Insured

        1,300  Metropolitan Washington D.C. Airports Authority, Virginia,         10/28 at 100.00         BBB+              770,055
                  Dulles Toll Road Revenue Bonds, Dulles Metrorail Capital
                  Appreciation, Series 2010B, 0.000%, 10/01/44

        1,500  Norfolk Airport Authority, Virginia, Airport Revenue Bonds,         7/11 at 100.00            A            1,508,700
                  Series 2001A, 5.125%, 7/01/31 - FGIC Insured

          500  Norfolk, Virginia, Parking System Revenue Bonds, Series 2005A,      2/15 at 100.00            A              502,615
                  5.000%, 2/01/23 - NPFG Insured

          500  Richmond Metropolitan Authority, Virginia, Revenue Refunding          No Opt. Call            A              542,980
                  Bonds, Expressway System, Series 2002, 5.250%, 7/15/22 - FGIC
                  Insured

          285  Virginia Port Authority, Port Facilities Revenue Refunding Bonds    7/19 at 100.00          Aa3              297,255
                  Series 2010, 5.000%, 7/01/40

          455  Virginia Port Authority, Revenue Bonds, Port Authority              7/13 at 100.00          Aa3              440,172
                  Facilities, Series 2006, 5.000%, 7/01/36 - FGIC Insured
                  (Alternative Minimum Tax)

        1,225  Virginia Resources Authority, Airports Revolving Fund Revenue       2/11 at 100.00          Aa2            1,256,642
                  Bonds, Series 2001A, 5.250%, 8/01/23

        1,250  Virginia Resources Authority, Airports Revolving Fund Revenue       2/11 at 100.00          Aa2            1,250,275
                  Bonds, Series 2001B, 5.125%, 8/01/27 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
       12,265  Total Transportation                                                                                      12,051,222
-----------------------------------------------------------------------------------------------------------------------------------
               U.S. GUARANTEED - 26.3% (17.3% OF TOTAL INVESTMENTS) (4)

          500  Albemarle County Industrial Development Authority, Virginia,        1/12 at 100.00      N/R (4)              542,820
                  Residential Care Facility Revenue Bonds, Westminster
                  Canterbury of the Blue Ridge First Mortgage, Series 2001,
                  6.200%, 1/01/31 (Pre-refunded 1/01/12)

        1,000  Bristol, Virginia, Utility System Revenue Refunding Bonds,            No Opt. Call          AAA            1,139,540
                  Series 2001, 5.000%, 7/15/21 - AGM Insured (ETM)

               Guam Economic Development Authority, Tobacco Settlement
               Asset-Backed Bonds, Series 2001A:
           30     5.000%, 5/15/22 (Pre-refunded 5/15/11)                           5/11 at 100.00      N/R (4)               31,283
          850     5.400%, 5/15/31 (Pre-refunded 5/15/11)                           5/11 at 100.00      N/R (4)              886,678

           20  Henrico County Economic Development Authority, Virginia, Revenue   11/12 at 100.00       A3 (4)               22,311
                  Bonds, Bon Secours Health System Inc., Series 2002A, 5.600%,
                  11/15/30 (Pre-refunded 11/15/12)

        2,310  Leesburg, Virginia, General Obligation Public Improvement Bonds,    1/11 at 101.00      AA+ (4)            2,404,063
                  Series 2000, 5.125%, 1/15/21 (Pre-refunded 1/15/11) - FGIC
                  Insured

          425  Loudoun County Industrial Development Authority, Virginia,          6/12 at 101.00      N/R (4)              471,873
                  Hospital Revenue Bonds, Loudoun Hospital Center, Series
                  2002A, 6.000%, 6/01/22 (Pre-refunded 6/01/12)

          500  Loudoun County, Virginia, General Obligation Public Improvement     6/15 at 100.00          AAA              582,635
                  Bonds, Series 2005B, 5.000%, 6/01/18 (Pre-refunded 6/01/15)

               Puerto Rico Infrastructure Financing Authority, Special
               Obligation Bonds, Series 2000A:
        1,500     5.500%, 10/01/32 (Pre-refunded 10/01/10)                        10/10 at 101.00          AAA            1,541,565
        1,500     5.500%, 10/01/40 (Pre-refunded 10/01/10)                        10/10 at 101.00          AAA            1,541,565

          155  Puerto Rico, The Children's Trust Fund, Tobacco Settlement          7/10 at 100.00          AAA              155,764
                  Asset-Backed Bonds, Series 2000, 5.750%, 7/01/20
                  (Pre-refunded 7/01/10)

56 Nuveen Investments

    PRINCIPAL                                                                       OPTIONAL CALL
 AMOUNT (000)  DESCRIPTION (1)                                                     PROVISIONS (2)  RATINGS (3)                VALUE
------------------------------------------------------------------------------------------------------------------------------------
               U.S. GUARANTEED (4) (continued)

$         120  Rockbridge County Industrial Development Authority, Virginia,         No Opt. Call       B2 (4)     $        124,018
                  Horse Center Revenue Refunding Bonds, Series 2001B, 6.125%,
                  7/15/11 (ETM)

          880  Rockbridge County Industrial Development Authority, Virginia,       7/11 at 100.00       B2 (4)              933,724
                  Horse Center Revenue Refunding Bonds, Series 2001C, 6.850%,
                  7/15/21 (Pre-refunded 7/15/11)

          725  Tobacco Settlement Financing Corporation of Virginia, Tobacco       6/15 at 100.00          AAA              811,210
                  Settlement Asset-Backed Bonds, Series 2005, 5.500%, 6/01/26
                  (Pre-refunded 6/01/15)

          500  Virginia College Building Authority, Educational Facilities         2/12 at 100.00      AA+ (4)              535,890
                  Revenue Bonds, 21st Century College Program, Series 2002A,
                  5.000%, 2/01/22 (Pre-refunded 2/01/12)
------------------------------------------------------------------------------------------------------------------------------------
       11,015  Total U.S. Guaranteed                                                                                     11,724,939
------------------------------------------------------------------------------------------------------------------------------------
               UTILITIES - 2.3% (1.5% OF TOTAL INVESTMENTS)

        1,000  Mecklenburg County Industrial Development Authority, Virginia,     10/12 at 100.00         Baa1            1,012,070
                  Revenue Bonds, UAE Mecklenburg Cogeneration LP, Series 2002,
                  6.500%, 10/15/17 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
               WATER AND SEWER - 2.7% (1.7% OF TOTAL INVESTMENTS)

          500  Virginia Beach, Virginia, Water and Sewer System Revenue Bonds,    10/15 at 100.00          AAA              534,495
                  Series 2005, 5.000%, 10/01/30

          545  Virginia State Resources Authority, Clean Water Revenue Bonds,     10/17 at 100.00          AAA              656,698
                  Series 2007, Trust 3036, 13.137%, 10/01/29 (IF)
------------------------------------------------------------------------------------------------------------------------------------
        1,045  Total Water and Sewer                                                                                      1,191,193
------------------------------------------------------------------------------------------------------------------------------------
$      69,600  Total Investments (cost $67,631,798) - 151.9%                                                             67,751,450
=============-----------------------------------------------------------------------------------------------------------------------
               Floating Rate Obligations - (3.7)%                                                                        (1,640,000)
               --------------------------------------------------------------------------------------------------------------------
               MuniFund Term Preferred Shares, at Liquidation Value - (51.1)% (5)                                       (22,800,000)
               ---------------------------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities - 2.9%                                                                       1,300,858
               ---------------------------------------------------------------------------------------------------------------------
               Net Assets Applicable to Common Shares - 100%                                                       $     44,612,308
               =====================================================================================================================

  (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

  (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

  (3) Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investor Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade.

  (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

  (5) MuniFund Term Preferred Shares, at Liquidation Value as a percentage of Total Investments is 33.7%.

  N/R   Not rated.

(ETM)   Escrowed to maturity.

 (IF)   Inverse floating rate investment.

 (UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 - Inverse Floating Rate Securities for more information.

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                           Nuveen Investments 57

NNB | Nuveen Virginia Dividend Advantage Municipal Fund 2
    | Portfolio of Investments May 31, 2010

    PRINCIPAL                                                                       OPTIONAL CALL
 AMOUNT (000)  DESCRIPTION (1)                                                     PROVISIONS (2)  RATINGS (3)                VALUE
-----------------------------------------------------------------------------------------------------------------------------------
               CONSUMER STAPLES - 3.5% (2.3% OF TOTAL INVESTMENTS)

$       3,100  Tobacco Settlement Financing Corporation of Virginia, Tobacco       6/17 at 100.00          BBB     $      2,068,599
                  Settlement Asset Backed Bonds, Series 2007B1, 5.000%, 6/01/47

        1,430  Tobacco Settlement Financing Corporation of Virginia, Tobacco       6/17 at 100.00          BBB              881,166
                  Settlement Asset-Backed Bonds, Series 2007B2, 0.000%, 6/01/46
-----------------------------------------------------------------------------------------------------------------------------------
        4,530  Total Consumer Staples                                                                                     2,949,765
-----------------------------------------------------------------------------------------------------------------------------------
               EDUCATION AND CIVIC ORGANIZATIONS - 6.6% (4.3% OF TOTAL
                  INVESTMENTS)

        1,000  Fairfax County Economic Development Authority, Virginia, Revenue    9/10 at 100.00           A3            1,006,690
                  Bonds, National Wildlife Federation, Series 1999, 5.375%,
                  9/01/29 - NPFG Insured

        1,000  Prince William County Industrial Development Authority,            10/13 at 101.00           A2            1,014,160
                  Virginia, Educational Facilities Revenue Bonds, Catholic
                  Diocese of Arlington, Series 2003, 5.500%, 10/01/33

        1,500  Puerto Rico Industrial, Tourist, Educational, Medical and          12/12 at 101.00         BBB-            1,491,735
                  Environmental Control Facilities Financing Authority, Higher
                  Education Revenue Refunding Bonds, Ana G. Mendez University
                  System, Series 2002, 5.375%, 12/01/21

        2,000  Winchester Industrial Development Authority, Virginia,             10/10 at 100.00            A            2,011,780
                  Educational Facilities First Mortgage Revenue Bonds,
                  Shenandoah University, Series 1998, 5.250%, 10/01/28 - NPFG
                  Insured
-----------------------------------------------------------------------------------------------------------------------------------
        5,500  Total Education and Civic Organizations                                                                    5,524,365
-----------------------------------------------------------------------------------------------------------------------------------
               HEALTH CARE - 32.7% (21.5% OF TOTAL INVESTMENTS)

        1,500  Albemarle County Industrial Development Authority, Virginia,       10/12 at 100.00           A3            1,504,470
                  Hospital Revenue Bonds, Martha Jefferson Hospital, Series
                  2002, 5.250%, 10/01/35

        2,000  Arlington County Industrial Development Authority, Virginia,        7/20 at 100.00           A2            2,039,640
                  Hospital Revenue Bonds, Virginia Hospital Center Arlington
                  Health System, Refunding Series 2010, 5.000%, 7/01/31

          450  Charlotte County Industrial Development Authority, Virginia,        9/17 at 100.00           A-              454,329
                  Hospital Revenue Bonds, Halifax Regional Hospital
                  Incorporated, Series 2007, 5.000%, 9/01/27

        1,070  Fairfax County Industrial Development Authority, Virginia,          5/19 at 100.00          AA+            1,275,397
                  Healthcare Revenue Bonds, Inova Health System, Series 2009,
                  Trust 11733, 14.518%, 5/15/35 (IF)

        3,000  Fauquier County Industrial Development Authority, Virginia,        10/12 at 102.00         BBB+            3,046,860
                  Hospital Revenue Bonds, Fauquier Hospital, Series 2002,
                  5.250%, 10/01/25 - RAAI Insured

        1,000  Fredericksburg Economic Development Authority, Virginia,              No Opt. Call           A3            1,085,640
                  Hospital Facilities Revenue Bonds, MediCorp Health System,
                  Series 2007, 5.250%, 6/15/23

          675  Fredericksburg Industrial Development Authority, Virginia,          6/12 at 100.00           A3              676,472
                  Revenue Bonds, MediCorp Health System, Series 2002B, 5.125%,
                  6/15/33

        1,500  Harrisonburg Industrial Development Authority, Virginia,            8/16 at 100.00         Baa1            1,403,085
                  Hospital Facilities Revenue Bonds, Rockingham Memorial
                  Hospital, Series 2006, 5.000%, 8/15/31 - AMBAC Insured

          960  Henrico County Economic Development Authority, Virginia, Revenue   11/12 at 100.00           A-              973,622
                  Bonds, Bon Secours Health System Inc., Series 2002A, 5.600%,
                  11/15/30

        1,155  Manassas Industrial Development Authority, Virginia, Hospital       4/13 at 100.00           A3            1,158,846
                  Revenue Bonds, Prince William Hospital, Series 2002, 5.250%,
                  4/01/33

        1,200  Norton Industrial Development Authority, Virginia, Hospital        12/11 at 101.00          N/R            1,201,752
                  Revenue Refunding and Improvement Bonds, Norton Community
                  Hospital, Series 2001, 6.000%, 12/01/22 - ACA Insured

        1,000  Prince William County Industrial Development Authority,            10/10 at 100.00          Aa3            1,004,780
                  Virginia, Hospital Facility Revenue Refunding Bonds, Potomac
                  Hospital Corporation of Prince William, Series 1998, 5.000%,
                  10/01/18 - AGM Insured

        3,915  Roanoke Industrial Development Authority, Virginia, Hospital        7/12 at 100.00           A+            4,054,648
                  Revenue Bonds, Carilion Health System, Series 2002A, 5.500%,
                  7/01/20 - NPFG Insured

               Stafford County Economic Development Authority, Virginia,
               Hospital Facilities Revenue Bonds, MediCorp Health System,
               Series 2006:
        1,250     5.250%, 6/15/25                                                  6/16 at 100.00           A3            1,288,513
          655     5.250%, 6/15/31                                                  6/16 at 100.00           A3              661,059
        1,095     5.250%, 6/15/37                                                  6/16 at 100.00           A3            1,098,340

        1,250  Virginia Small Business Finance Authority, Healthcare Facilities    5/20 at 100.00           AA            1,277,438
                  Revenue Bonds, Refunding Sentara Healthcare, Series 2010,
                  5.000%, 11/01/40

58 Nuveen Investments

    PRINCIPAL                                                                       OPTIONAL CALL
 AMOUNT (000)  DESCRIPTION (1)                                                     PROVISIONS (2)  RATINGS (3)                VALUE
-----------------------------------------------------------------------------------------------------------------------------------
               HEALTH CARE (continued)

$       1,430  Virginia Small Business Financing Authority, Wellmont Health        9/17 at 100.00         BBB+     $      1,337,622
                  System Project Revenue Bonds, Series 2007A, 5.250%, 9/01/37

          720  Winchester Industrial Development Authority, Virginia, Hospital     1/19 at 100.00           A+              742,961
                  Revenue Bonds Valley Health System Obligated Group, Series
                  2009E, 5.625%, 1/01/44

          715  Winchester Industrial Development Authority, Virginia, Hospital     1/17 at 100.00           A+              740,218
                  Revenue Bonds, Winchester Medical Center, Series 2007,
                  5.125%, 1/01/31

          340  Wisconsin Health and Educational Facilities Authority, Revenue      4/20 at 100.00           A3              344,478
                  Bonds, Aurora Health Care, Inc., Series 2010A, 5.625%, 4/15/39
-----------------------------------------------------------------------------------------------------------------------------------
       26,880  Total Health Care                                                                                         27,370,170
-----------------------------------------------------------------------------------------------------------------------------------
               HOUSING/MULTIFAMILY - 0.2% (0.2% OF TOTAL INVESTMENTS)

          200  Virginia Housing Development Authority, Rental Housing Bonds,      10/19 at 100.00          AA+              201,920
                  Series 2010F, 5.000%, 4/01/45
-----------------------------------------------------------------------------------------------------------------------------------
               HOUSING/SINGLE FAMILY - 12.3% (8.1% OF TOTAL INVESTMENTS)

        6,350  Virginia Housing Development Authority, Commonwealth Mortgage       7/11 at 100.00          AAA            6,411,341
                  Bonds, Series 2001H-1, 5.350%, 7/01/31 - NPFG Insured

          500  Virginia Housing Development Authority, Commonwealth Mortgage       1/15 at 100.00          AAA              488,525
                  Bonds, Series 2005C-2, 4.750%, 10/01/32 (Alternative Minimum
                  Tax)

          870  Virginia Housing Development Authority, Commonwealth Mortgage       7/15 at 100.00          AAA              866,729
                  Bonds, Series 2006, 4.800%, 7/01/29 (Alternative Minimum Tax)

        2,600  Virginia Housing Development Authority, Commonwealth Mortgage       7/16 at 100.00          AAA            2,540,746
                  Bonds, Series 2007B, 4.750%, 7/01/32 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
       10,320  Total Housing/Single Family                                                                               10,307,341
-----------------------------------------------------------------------------------------------------------------------------------
               LONG-TERM CARE - 10.9% (7.1% OF TOTAL INVESTMENTS)

        1,300  Albemarle County Industrial Development Authority, Virginia,        1/17 at 100.00          N/R            1,177,319
                  Residential Care Facilities Mortgage Revenue Bonds,
                  Westminster-Cantebury of the Blue Ridge, Series 2007, 5.000%,
                  1/01/31

          650  Chesterfield County Health Center Commission, Virginia, Mortgage   12/15 at 100.00          N/R              565,091
                  Revenue Bonds, Lucy Corr Village, Series 2005, 5.625%,
                  12/01/39

        1,815  Fairfax County Economic Development Authority, Virginia,           10/17 at 100.00          N/R            1,774,398
                  Residential Care Facilities Mortgage Revenue Bonds, Goodwin
                  House, Inc., Series 2007A, 5.125%, 10/01/37

          500  Fairfax County Economic Development Authority, Virginia,           10/16 at 100.00         BBB+              448,175
                  Retirement Center Revenue Bonds, Greenspring Village, Series
                  2006A, 4.750%, 10/01/26

          855  Henrico County Economic Development Authority, Virginia,              No Opt. Call         BBB-              810,275
                  Residential Care Facility Revenue Bonds, Westminster
                  Canterbury of Richmond, Series 2006, 5.000%, 10/01/35

        1,300  Industrial Development Authority of the County of Prince            1/17 at 100.00          N/R              788,281
                  William, Virginia, Residential Care Facility Revenue Bonds,
                  Westminster at Lake, First Mortgage, Series 2006, 5.125%,
                  1/01/26

        1,350  James City County Industrial Development Authority, Virginia,       3/12 at 101.00          N/R            1,365,201
                  Residential Care Facility First Mortgage Revenue Refunding
                  Bonds, Williamsburg Landing Inc., Series 2003A, 6.000%,
                  3/01/23

          970  Roanoke Industrial Development Authority, Virginia, Residential    12/16 at 100.00          N/R              687,846
                  Revenue Bonds, Virginia Lutheran Homes Incorporated, Series
                  2006, 5.000%, 12/01/39

          650  Suffolk Industrial Development Authority, Virginia, Retirement      9/16 at 100.00          N/R              567,489
                  Facilities First Mortgage Revenue Bonds, Lake Prince Center,
                  Series 2006, 5.300%, 9/01/31

          650  Virginia Beach Development Authority, Virginia, Residential Care   11/15 at 100.00          N/R              627,231
                  Facility Mortgage Revenue Bonds, Westminster Canterbury on
                  Chesapeake Bay, Series 2005, 5.000%, 11/01/22

          325  Winchester Industrial Development Authority, Virginia,              1/15 at 100.00          N/R              311,392
                  Residential Care Facility Revenue Bonds,
                  Westminster-Canterbury of Winchester Inc., Series 2005A,
                  5.200%, 1/01/27
-----------------------------------------------------------------------------------------------------------------------------------
       10,365  Total Long-Term Care                                                                                       9,122,698
-----------------------------------------------------------------------------------------------------------------------------------
               MATERIALS - 0.7% (0.5% OF TOTAL INVESTMENTS)

          165  Bedford County Industrial Development Authority, Virginia,          8/10 at 100.00          Ba3              155,225
                  Industrial Development Revenue Refunding Bonds, Nekoosa
                  Packaging Corporation, Series 1998, 5.600%, 12/01/25
                  (Alternative Minimum Tax)

          460  Goochland County Industrial Development Authority, Virginia,        6/10 at 100.50          Ba3              427,791
                  Industrial Development Revenue Refunding Bonds, Nekoosa
                  Packaging Corporation Project, Series 1998, 5.650%, 12/01/25
                  (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
          625  Total Materials                                                                                              583,016
-----------------------------------------------------------------------------------------------------------------------------------

                                                           Nuveen Investments 59

    | Portfolio of Investments May 31, 2010

    PRINCIPAL                                                                       OPTIONAL CALL
 AMOUNT (000)  DESCRIPTION (1)                                                     PROVISIONS (2)  RATINGS (3)                VALUE
-----------------------------------------------------------------------------------------------------------------------------------
               TAX OBLIGATION/GENERAL - 21.5% (14.1% OF TOTAL INVESTMENTS)

$       1,750  Chesapeake, Virginia, General Obligation Bonds, Series 2001,       12/11 at 100.00          AA+     $      1,881,233
                  5.500%, 12/01/16

        1,000  Loudoun County, Virginia, General Obligation Bonds, Series         12/16 at 100.00          AAA            1,100,990
                  2006B, 5.000%, 12/01/25

           95  Loudoun County, Virginia, General Obligation Public Improvement     5/12 at 100.00          AAA               99,036
                  Bonds, Series 2002A, 5.250%, 5/01/22

               Powhatan County, Virginia, General Obligation Bonds, Series 2001:
          660     5.000%, 1/15/23 - AMBAC Insured                                  1/11 at 101.00          Aa2              686,143
        1,000     5.000%, 1/15/27 - AMBAC Insured                                  1/11 at 101.00          Aa2            1,039,610

               Roanoke, Virginia, General Obligation Public Improvement Bonds,
                  Series 2002A:
        1,950     5.000%, 10/01/18                                                10/12 at 101.00           AA            2,161,400
        2,435     5.000%, 10/01/19                                                10/12 at 101.00           AA            2,698,978

        1,280  Roanoke, Virginia, General Obligation Public Improvement Bonds,    10/12 at 101.00           AA            1,348,314
                  Series 2002B, 5.000%, 10/01/15 - FGIC Insured (Alternative
                  Minimum Tax)

          600  Virginia Beach, Virginia, General Obligation Bonds, Series 2005,    1/16 at 100.00          AAA              698,238
                  5.000%, 1/15/20

        2,900  Virginia Beach, Virginia, General Obligation Bonds, Series 2008,   10/17 at 100.00          AAA            3,172,484
                  5.000%, 10/01/26 (UB)

        1,500  Virginia Beach, Virginia, General Obligation Public Improvement     6/11 at 101.00          AAA            1,585,740
                  Bonds, Series 2001, 5.000%, 6/01/19

        1,420  Virginia Beach, Virginia, General Obligation Refunding and          3/12 at 100.00          AAA            1,528,644
                  Public Improvement Bonds, Series 2002, 5.000%, 3/01/21
-----------------------------------------------------------------------------------------------------------------------------------
       16,590  Total Tax Obligation/General                                                                              18,000,810
-----------------------------------------------------------------------------------------------------------------------------------
               TAX OBLIGATION/LIMITED - 22.7% (14.9% OF TOTAL INVESTMENTS)

          107  Bell Creek Community Development Authority, Virginia, Special       3/13 at 101.00          N/R               99,290
                  Assessment Bonds, Series 2003A, 6.750%, 3/01/22

        1,000  Broad Street Community Development Authority, Virginia, Revenue     6/13 at 102.00          N/R              889,600
                  Bonds, Series 2003, 7.500%, 6/01/33

               Buena Vista Public Recreational Facilities Authority, Virginia,
               Lease Revenue Bonds, Golf Course Project, Series 2005A:
          210     5.250%, 7/15/25 - ACA Insured                                    7/15 at 100.00          N/R              195,355
          165     5.500%, 7/15/35 - ACA Insured                                    7/15 at 100.00          N/R              151,787

          800  Fairfax County Economic Development Authority, Virginia, Lease      5/16 at 100.00          AA+              894,088
                  Revenue Bonds, Joint Public Uses Community Project, Series
                  2006, 5.000%, 5/15/18

        1,800  Loudoun County Industrial Development Authority, Virginia, Lease    3/13 at 100.00          AA+            1,951,038
                  Revenue Refunding Bonds, Public Facility Project, Series
                  2003, 5.000%, 3/01/19

          285  Montgomery County Industrial Development Authority, Virginia,       2/18 at 100.00          AA-              301,342
                  Public Facility Lease Revenue Bonds, Public Projects Series
                  2008, 5.000%, 2/01/29

        1,300  Puerto Rico Highway and Transportation Authority, Highway             No Opt. Call           A3            1,343,719
                  Revenue Bonds, Series 2007N, 5.250%, 7/01/31 - AMBAC Insured

        2,000  Puerto Rico Infrastructure Financing Authority, Special Tax           No Opt. Call           A3              601,200
                  Revenue Bonds, Series 2005A, 0.000%, 7/01/29 - AMBAC Insured

          400  Puerto Rico Public Buildings Authority, Guaranteed Government       7/12 at 100.00           A3              402,892
                  Facilities Revenue Refunding Bonds, Series 2002D, 5.250%,
                  7/01/27

        1,625  Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue      2/20 at 100.00           A+            1,700,563
                  Bonds, First Subordinate Series 2010A, 5.500%, 8/01/42

        1,000  Spotsylvania County Industrial Development Authority, Virginia,     8/13 at 100.00          N/R            1,033,300
                  Lease Revenue Bonds, School Facilities, Series 2003B, 5.125%,
                  8/01/23 - AMBAC Insured

        1,000  Stafford County and Staunton Industrial Development Authority,      8/16 at 100.00           A+            1,059,120
                  Virginia, Revenue Bonds, Virginia Municipal League and
                  Virginia Association of Counties Finance Program, Series
                  2006A, 5.000%, 8/01/23 - NPFG Insured

        1,610  Stafford County Economic Development Authority, Virginia, Lease     4/18 at 100.00          AAA            1,680,985
                  Revenue Bonds, Public Facility Projects, Series 2008, 5.000%,
                  4/01/33 - AGC Insured (UB)

          700  Virginia Beach Development Authority, Public Facilities Revenue     5/15 at 100.00          AA+              764,778
                  Bonds, Series 2005A, 5.000%, 5/01/22

          535  Virginia College Building Authority, Educational Facilities         2/19 at 100.00          AA+              695,430
                  Revenue Bonds, 21st Century College Program, Series 2009,
                  Trust 09-3B, 12.968%, 2/01/27 (IF)

60 Nuveen Investments

    PRINCIPAL                                                                       OPTIONAL CALL
 AMOUNT (000)  DESCRIPTION (1)                                                     PROVISIONS (2)  RATINGS (3)                VALUE
-----------------------------------------------------------------------------------------------------------------------------------
               TAX OBLIGATION/LIMITED (continued)

$         535  Virginia College Building Authority, Educational Facilities         2/19 at 100.00          AA+     $        685,437
                  Revenue Bonds, 21st Century College Program, Series 2009,
                  Trust 09-4B, 12.884%, 2/01/28 (IF)

          673  Virginia Gateway Community Development Authority, Prince William    3/13 at 102.00          N/R              651,289
                  County, Special Assessment Bonds, Series 2003, 6.375%, 3/01/30

        2,540  Virginia Public School Authority, School Financing Bonds, 1997      8/11 at 101.00          AA+            2,702,763
                  Resolution, Series 2001B, 5.000%, 8/01/19

          570  Virginia Public School Authority, School Financing Bonds, 1997      8/15 at 100.00          AA+              651,185
                  Resolution, Series 2005C, 5.000%, 8/01/17

          540  Virginia Resources Authority, Infrastructure Revenue Bonds,           No Opt. Call           AA              545,983
                  Prerefunded-Pooled Loan Bond Program, Series 2001D, 5.000%,
                  5/01/26
-----------------------------------------------------------------------------------------------------------------------------------
       19,395  Total Tax Obligation/Limited                                                                              19,001,144
-----------------------------------------------------------------------------------------------------------------------------------
               TRANSPORTATION - 6.5% (4.2% OF TOTAL INVESTMENTS)

        1,000  Metropolitan Washington D.C. Airports Authority, Airport System    10/12 at 100.00          AA-            1,010,580
                  Revenue Bonds, Series 2002A, 5.125%, 10/01/26 - FGIC Insured
                  (Alternative Minimum Tax)

        2,200  Metropolitan Washington D.C. Airports Authority, Virginia, Dulles  10/28 at 100.00         BBB+            1,303,170
                  Toll Road Revenue Bonds, Dulles Metrorail Capital
                  Appreciation, Series 2010B, 0.000%, 10/01/44

        1,500  Norfolk, Virginia, Parking System Revenue Bonds, Series 2005A,      2/15 at 100.00            A            1,507,845
                  5.000%, 2/01/23 - NPFG Insured

          745  Virginia Port Authority, Port Facilities Revenue Refunding Bonds    7/19 at 100.00          Aa3              777,035
                  Series 2010, 5.000%, 7/01/40

          825  Virginia Port Authority, Revenue Bonds, Port Authority              7/13 at 100.00          Aa3              798,113
                  Facilities, Series 2006, 5.000%, 7/01/36 - FGIC Insured
                  (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
        6,270  Total Transportation                                                                                       5,396,743
-----------------------------------------------------------------------------------------------------------------------------------
               U.S. GUARANTEED - 15.5% (10.2% OF TOTAL INVESTMENTS) (4)

          165  Albemarle County Industrial Development Authority, Virginia,        1/12 at 100.00      N/R (4)              179,131
                  Residential Care Facility Revenue Bonds, Westminster
                  Canterbury of the Blue Ridge First Mortgage, Series 2001,
                  6.200%, 1/01/31 (Pre-refunded 1/01/12)

        1,000  Bristol, Virginia, General Obligation Utility System Revenue          No Opt. Call          AAA            1,156,790
                  Bonds, Series 2002, 5.000%, 11/01/24 - AGM Insured (ETM)

           40  Henrico County Economic Development Authority, Virginia, Revenue   11/12 at 100.00       A3 (4)               44,623
                  Bonds, Bon Secours Health System Inc., Series 2002A, 5.600%,
                  11/15/30 (Pre-refunded 11/15/12)

               Loudoun County Industrial Development Authority, Virginia,
               Hospital Revenue Bonds, Loudoun Hospital Center, Series 2002A:
          250     6.000%, 6/01/22 (Pre-refunded 6/01/12)                           6/12 at 101.00      N/R (4)              277,573
          600     6.100%, 6/01/32 (Pre-refunded 6/01/12)                           6/12 at 101.00      N/R (4)              667,362

        1,000  Newport News, Virginia, General Obligation Bonds, Series 2003B,    11/13 at 100.00      Aa1 (4)            1,130,440
                  5.000%, 11/01/22 (Pre-refunded 11/01/13)

        2,750  Puerto Rico Infrastructure Financing Authority, Special            10/10 at 101.00          AAA            2,826,203
                  Obligation Bonds, Series 2000A, 5.500%, 10/01/40 (Pre-refunded
                  10/01/10)

        1,100  Puerto Rico Public Buildings Authority, Guaranteed Government       7/12 at 100.00       A3 (4)            1,198,076
                  Facilities Revenue Refunding Bonds, Series 2002D, 5.250%,
                  7/01/27 (Pre-refunded 7/01/12)

          455  Puerto Rico Public Finance Corporation, Commonwealth                2/12 at 100.00          AAA              491,227
                  Appropriation Bonds, Series 2002E, 5.500%, 8/01/29
                  (Pre-refunded 2/01/12)

          445  Rockbridge County Industrial Development Authority, Virginia,       7/11 at 100.00       B2 (4)              472,167
                  Horse Center Revenue Refunding Bonds, Series 2001C, 6.850%,
                  7/15/21 (Pre-refunded 7/15/11)

        1,000  Staunton, Virginia, General Obligation Bonds, Series 2004,          2/14 at 101.00      Aa2 (4)            1,192,570
                  6.250%, 2/01/25 (Pre-refunded 2/01/14) - AMBAC Insured

               Tobacco Settlement Financing Corporation of Virginia, Tobacco
               Settlement Asset-Backed Bonds, Series 2005:
          300     5.250%, 6/01/19 (Pre-refunded 6/01/12)                           6/12 at 100.00          AAA              309,144
        2,700     5.500%, 6/01/26 (Pre-refunded 6/01/15)                           6/15 at 100.00          AAA            3,021,057
-----------------------------------------------------------------------------------------------------------------------------------
       11,805  Total U.S. Guaranteed                                                                                     12,966,363
-----------------------------------------------------------------------------------------------------------------------------------

                                                           Nuveen Investments 61

    | Portfolio of Investments May 31, 2010

    PRINCIPAL                                                                       OPTIONAL CALL
 AMOUNT (000)  DESCRIPTION (1)                                                     PROVISIONS (2)  RATINGS (3)                VALUE
------------------------------------------------------------------------------------------------------------------------------------
               UTILITIES - 2.4% (1.6% OF TOTAL INVESTMENTS)

$       2,000  Mecklenburg County Industrial Development Authority, Virginia,     10/12 at 100.00         Baa1     $      2,024,140
                  Revenue Bonds, UAE Mecklenburg Cogeneration LP, Series 2002,
                  6.500%, 10/15/17 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
               WATER AND SEWER - 16.8% (11.0% OF TOTAL INVESTMENTS)

          805  Fairfax County Water Authority, Virginia, Water Revenue             4/12 at 100.00          AAA              838,575
                  Refunding Bonds, Series 2002, 5.000%, 4/01/27

               Henry County Public Service Authority, Virginia, Water and
               Sewerage Revenue Refunding Bonds, Series 2001:
        1,000     5.500%, 11/15/17 - AGM Insured                                     No Opt. Call          AAA            1,178,570
        3,000     5.500%, 11/15/19 - AGM Insured                                     No Opt. Call          AAA            3,540,720

               Norfolk, Virginia, Water Revenue Refunding Bonds, Series 2001:
        1,080     5.000%, 11/01/18 - FGIC Insured                                 11/11 at 100.00          AA+            1,131,440
        1,190     5.000%, 11/01/19 - FGIC Insured                                 11/11 at 100.00          AA+            1,246,680
        1,525     5.000%, 11/01/24 - FGIC Insured                                 11/11 at 100.00          AA+            1,597,253

        1,000  Virginia Beach, Virginia, Water and Sewer System Revenue Bonds,    10/15 at 100.00          AAA            1,068,990
                  Series 2005, 5.000%, 10/01/30

        2,250  Virginia Resources Authority, Water and Sewerage System Revenue     5/11 at 101.00           AA            2,291,533
                  Bonds, Caroline County Public Improvements Project, Series
                  2001, 5.000%, 5/01/32

          990  Virginia State Resources Authority, Clean Water Revenue Bonds,     10/17 at 100.00          AAA            1,192,900
                  Series 2007, Trust 3036, 13.137%, 10/01/29 (IF)
------------------------------------------------------------------------------------------------------------------------------------
       12,840  Total Water and Sewer                                                                                     14,086,661
------------------------------------------------------------------------------------------------------------------------------------
$     127,320  Total Investments (cost $125,444,371) - 152.3%                                                           127,535,136
=============-----------------------------------------------------------------------------------------------------------------------
               Floating Rate Obligations - (3.6)%                                                                        (2,980,000)
               ---------------------------------------------------------------------------------------------------------------------
               MuniFund Term Preferred Shares, at Liquidation Value - (51.6)% (5)                                       (43,200,000)
               ---------------------------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities - 2.9%                                                                       2,409,507
               ---------------------------------------------------------------------------------------------------------------------
               Net Assets Applicable to Common Shares - 100%                                                       $     83,764,643
               =====================================================================================================================

  (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

  (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

  (3) Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investor Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade.

  (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

  (5) MuniFund Term Preferred Shares, at Liquidation Value as a percentage of Total Investments is 33.9%.

  N/R   Not rated.

(ETM)   Escrowed to maturity.

 (IF)   Inverse floating rate investment.

 (UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 - Inverse Floating Rate Securities for more information.

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

62 Nuveen Investments

| Statement of
| Assets & Liabilites May 31, 2010

                                                         MARYLAND        MARYLAND        MARYLAND        MARYLAND
                                                          PREMIUM        DIVIDEND        DIVIDEND        DIVIDEND
                                                           INCOME       ADVANTAGE     ADVANTAGE 2     ADVANTAGE 3
                                                            (NMY)           (NFM)           (NZR)           (NWI)
------------------------------------------------------------------------------------------------------------------
ASSETS

Investments, at value (cost $226,022,758,
   $84,939,848,$88,596,455 and $113,411,699,
   respectively)                                    $ 234,991,664   $  85,902,416   $  89,896,345   $ 116,050,576
Cash                                                        4,331       3,204,136         291,491         262,718
Receivables:
   Interest                                             4,183,794       1,566,358       1,616,007       1,901,869
   Investments sold                                       140,000         110,000         105,000              --
Deferred offering costs                                   794,385         639,819         650,309         497,404
Other assets                                               32,993          10,476          10,501          17,065
------------------------------------------------------------------------------------------------------------------
     Total assets                                     240,147,167      91,433,205      92,569,653     118,729,632
------------------------------------------------------------------------------------------------------------------
LIABILITIES

Floating rate obligations                               9,962,000       3,973,000       3,840,000       4,255,000
Cash overdraft                                                 --              --              --              --
Payables:
   Auction Rate Preferred share dividends                   3,524              --              --           2,549
   Common share dividends                                 611,401         255,633         260,774         318,618
   Interest                                                85,628          91,815         102,527          45,713
   Offering costs                                         254,775         234,400         234,400         199,676
MuniFund Term Preferred shares, at liquidation
   value                                               38,775,000      26,485,000      27,300,000      20,700,000
Accrued expenses:
   Management fees                                        126,116          44,589          41,278          55,014
   Other                                                  111,019          40,367          41,553          61,969
------------------------------------------------------------------------------------------------------------------
     Total liabilities                                 49,929,463      31,124,804      31,820,532      25,638,539
------------------------------------------------------------------------------------------------------------------
Auction Rate Preferred shares, at liquidation
   value                                               32,975,000              --              --      14,825,000
==================================================================================================================
Net assets applicable to Common shares              $ 157,242,704   $  60,308,401   $  60,749,121   $  78,266,093
==================================================================================================================
Common shares outstanding                              10,643,624       4,193,517       4,197,272       5,363,909
==================================================================================================================
 Net asset value per Common share outstanding (net
   assets applicable to Common shares, divided by
   Common shares outstanding)                       $       14.77   $       14.38   $       14.47   $       14.59
==================================================================================================================
NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
------------------------------------------------------------------------------------------------------------------
Common shares, $.01 par value per share             $     106,436   $      41,935   $      41,973   $      53,639
Paid-in surplus                                       147,789,740      59,490,323      59,538,503      75,694,554
Undistributed (Over-distribution of) net
   investment income                                    2,175,745         760,002         759,614         939,416
Accumulated net realized gain (loss) from
   investments                                         (1,798,123)       (946,427)       (890,859)     (1,060,393)
Net unrealized appreciation (depreciation) of
   investments                                          8,968,906         962,568       1,299,890       2,638,877
------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares              $ 157,242,704   $  60,308,401   $  60,749,121   $  78,266,093
==================================================================================================================
Authorized shares:
   Common                                               Unlimited       Unlimited       Unlimited       Unlimited
   Auction Rate Preferred                               Unlimited       Unlimited       Unlimited       Unlimited
   MuniFund Term Preferred                              Unlimited       Unlimited       Unlimited       Unlimited
==================================================================================================================

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                           Nuveen Investments 63

| Statement of
| Assets & Liabilites (continued)
                                                                    May 31, 2010

                                                         VIRGINIA        VIRGINIA        VIRGINIA
                                                          PREMIUM        DIVIDEND        DIVIDEND
                                                           INCOME       ADVANTAGE     ADVANTAGE 2
                                                            (NPV)           (NGB)           (NNB)
--------------------------------------------------------------------------------------------------
ASSETS

Investments, at value (cost $187,559,056,
   $67,631,798 and $125,444,371, respectively)      $ 191,723,937   $  67,751,450   $ 127,535,136
Cash                                                           --         270,150         437,936
Receivables:
   Interest                                             3,059,583       1,047,487       1,866,043
   Investments sold                                     1,121,000              --         190,000
Deferred offering costs                                   691,996         524,791         726,231
Other assets                                               29,827           7,873          13,871
--------------------------------------------------------------------------------------------------
     Total assets                                     196,626,343      69,601,751     130,769,217
--------------------------------------------------------------------------------------------------
LIABILITIES

Floating rate obligations                               4,630,000       1,640,000       2,980,000
Cash overdraft                                            895,110              --              --
Payables:
   Auction Rate Preferred share dividends                   2,067              --              --
   Common share dividends                                 535,309         193,191         363,640
   Interest                                                71,120          53,200         100,800
   Offering costs                                         243,125         235,858         248,791
MuniFund Term Preferred shares, at liquidation
   value                                               32,205,000      22,800,000      43,200,000
Accrued expenses:
   Management fees                                        105,319          34,618          59,581
   Other                                                   86,872          32,576          51,762
--------------------------------------------------------------------------------------------------
     Total liabilities                                 38,773,922      24,989,443      47,004,574
--------------------------------------------------------------------------------------------------
Auction Rate Preferred shares, at liquidation
   value                                               25,550,000              --              --
==================================================================================================
Net assets applicable to Common shares              $ 132,302,421   $  44,612,308   $  83,764,643
==================================================================================================
Common shares outstanding                               8,982,270       3,139,973       5,751,134
==================================================================================================
Net asset value per Common share outstanding (net
   assets applicable to Common shares, divided by
   Common shares outstanding)                       $       14.73   $       14.21   $       14.56
==================================================================================================
NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
--------------------------------------------------------------------------------------------------
Common shares, $.01 par value per share             $      89,823   $      31,400   $      57,511
Paid-in surplus                                       126,425,231      44,472,299      81,540,239
Undistributed (Over-distribution of) net
   investment income                                    1,637,438         516,157         735,883
Accumulated net realized gain (loss) from
   investments                                            (14,952)       (527,200)       (659,755)
Net unrealized appreciation (depreciation) of
   investments                                          4,164,881         119,652      2,090,765
--------------------------------------------------------------------------------------------------
Net assets applicable to Common shares              $ 132,302,421   $  44,612,308   $ 83,764,643
==================================================================================================
Authorized shares:
   Common                                               Unlimited       Unlimited      Unlimited
   Auction Rate Preferred                               Unlimited       Unlimited      Unlimited
   MuniFund Term Preferred                              Unlimited       Unlimited      Unlimited
==================================================================================================

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

64 Nuveen Investments

| Statement of
| Operations

                                                         Year Ended May 31, 2010

                                                         MARYLAND        MARYLAND        MARYLAND        MARYLAND
                                                          PREMIUM        DIVIDEND        DIVIDEND        DIVIDEND
                                                           INCOME       ADVANTAGE     ADVANTAGE 2     ADVANTAGE 3
                                                            (NMY)           (NFM)           (NZR)           (NWI)
------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                                   $  11,197,103   $   4,495,325   $   4,518,214   $   5,503,635
------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                         1,466,683         558,911         566,542         736,693
Auction fees                                               91,206          26,998          28,348          46,691
Dividend disbursing agent fees                             20,000           7,479          14,192          10,000
Shareholders' servicing agent fees and expenses            16,417           1,422             986           1,158
Interest expense and amortization of offering
   costs                                                  491,329         144,219         155,414         211,790
Custodian's fees and expenses                              47,449          24,030          24,150          28,622
Trustees' fees and expenses                                 6,327           2,339           2,376           3,290
Professional fees                                          24,394          13,105          13,213          15,759
Shareholders' reports - printing and mailing
   expenses                                                46,630          24,839          26,332          31,298
Stock exchange listing fees                                 9,168             591             592             757
Investor relations expense                                 19,549           7,519           7,793           9,738
Other expenses                                             22,089          23,879          24,030          17,086
------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit and
   expense reimbursement                                2,261,241         835,331         863,968       1,112,882
   Custodian fee credit                                    (2,302)         (1,246)           (390)           (489)
   Expense reimbursement                                       --         (72,667)       (102,857)       (121,745)
------------------------------------------------------------------------------------------------------------------
Net expenses                                            2,258,939         761,418         760,721         990,648
------------------------------------------------------------------------------------------------------------------
Net investment income                                   8,938,164       3,733,907       3,757,493       4,512,987
------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from investments                  81,032          26,955          17,339         (9,894)
Change in net unrealized appreciation
   (depreciation) of investments                       11,721,055       5,284,917       5,066,240       6,524,642
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)                11,802,087       5,311,872       5,083,579       6,514,748
------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO AUCTION RATE PREFERRED
   SHAREHOLDERS
From net investment income                               (263,268)       (103,621)       (105,170)       (135,013)
------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common
   shares from distributions to Auction Rate
   Preferred shareholders                                (263,268)       (103,621)       (105,170)       (135,013)
------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable
   to Common shares from operations                 $  20,476,983   $   8,942,158   $   8,735,902  $   10,892,722
==================================================================================================================

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                           Nuveen Investments 65

| Statement of
| Operations (continued)

                                                         Year Ended May 31, 2010

                                                         VIRGINIA       VIRGINIA         VIRGINIA
                                                          PREMIUM       DIVIDEND         DIVIDEND
                                                           INCOME      ADVANTAGE      ADVANTAGE 2
                                                            (NPV)          (NGB)            (NNB)
--------------------------------------------------------------------------------------------------
INVESTMENT INCOME                                   $   9,765,166   $  3,517,795    $   6,429,432
--------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                         1,224,208        430,492          804,132
Auction fees                                               73,008         14,169           24,062
Dividend disbursing agent fees                             20,000          7,479            5,863
Shareholders' servicing agent fees and expenses            13,867            940            1,199
Interest expense and amortization of offering
   costs                                                  372,770        412,213          797,818
Custodian's fees and expenses                              42,269         19,905           28,876
Trustees' fees and expenses                                 5,450          1,845            3,512
Professional fees                                          21,401         11,716           15,910
Shareholders' reports - printing and mailing
   expenses                                                48,899         18,549           29,208
Stock exchange listing fees                                 9,215            442              810
Investor relations expense                                 16,772          5,537            9,837
Other expenses                                             19,507         23,677           25,479
--------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit and
   expense reimbursement                                1,867,366        946,964        1,746,706
   Custodian fee credit                                      (462)        (1,229)          (1,932)
   Expense reimbursement                                       --        (56,080)        (155,961)
--------------------------------------------------------------------------------------------------
Net expenses                                            1,866,904        889,655        1,588,813
--------------------------------------------------------------------------------------------------
Net investment income                                   7,898,262      2,628,140        4,840,619
--------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from investments                  71,327            146           14,297
Change in net unrealized appreciation
   (depreciation) of investments                        8,157,368      3,488,158        6,627,764
--------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)                 8,228,695      3,488,304        6,642,061
--------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO AUCTION RATE PREFERRED
   SHAREHOLDERS
From net investment income                               (233,784)       (49,195)         (85,539)
--------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common
   shares from distributions to Auction Rate
   Preferred shareholders                                (233,784)       (49,195)         (85,539)
--------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable
   to Common shares from operations                 $  15,893,173   $  6,067,249    $  11,397,141
==================================================================================================

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

66 Nuveen Investments

| Statement of
| Changes in Net Assets

                                                 MARYLAND PREMIUM              MARYLAND DIVIDEND             MARYLAND DIVIDEND
                                                   INCOME (NMY)                 ADVANTAGE (NFM)              ADVANTAGE 2 (NZR)
                                            ---------------------------   ---------------------------   ----------------------------
                                                    YEAR           YEAR           YEAR           YEAR           YEAR           YEAR
                                                   ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
                                                 5/31/10        5/31/09        5/31/10        5/31/09        5/31/10        5/31/09
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                       $  8,938,164   $  9,449,559   $  3,733,907   $  3,990,112   $  3,757,493  $   3,972,583
Net realized gain (loss) from investments         81,032     (1,683,796)        26,955       (792,574)        17,339       (904,510)
Change in net unrealized appreciation
   (depreciation) of investments              11,721,055     (5,452,149)     5,284,917     (4,198,728)     5,066,240     (4,008,113)
Distributions to Auction Rate
   Preferred Shareholders:
   From net investment income                   (263,268)    (1,728,826)      (103,621)      (710,514)      (105,170)      (687,710)
   From accumulated net realized gains                --       (112,500)            --             --             --        (49,933)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares from
   operations                                 20,476,983        472,288      8,942,158     (1,711,704)     8,735,902     (1,677,683)
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income                    (7,789,618)    (6,676,649)    (3,182,569)    (2,946,556)    (3,197,580)    (2,950,782)
From accumulated net realized gains                   --       (285,154)            --             --             --       (145,966)
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to
   Common shares from distributions to
   Common shareholders                        (7,789,618)    (6,961,803)    (3,182,569)    (2,946,556)    (3,197,580)    (3,096,748)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Net proceeds from Common shares issued to
   shareholders due to reinvestment of
   distributions                                  50,895             --         41,978         65,451         25,385         39,025
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares from
   capital share transactions                     50,895             --         41,978         65,451         25,385         39,025
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares                12,738,260     (6,489,515)     5,801,567     (4,592,809)     5,563,707     (4,735,406)
Net assets applicable to Common shares
   at the beginning of year                  144,504,444    150,993,959     54,506,834     59,099,643     55,185,414     59,920,820
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares at
    the end of year                         $157,242,704   $144,504,444   $ 60,308,401   $ 54,506,834   $ 60,749,121  $  55,185,414
====================================================================================================================================
Undistributed (Over-distribution of) net
   investment income at the end of year     $  2,175,745   $  1,235,082   $    760,002   $    295,908   $    759,614  $     287,921
====================================================================================================================================

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                           Nuveen Investments 67

| Statement of
| Changes in Net Assets (continued)

                                                 MARYLAND DIVIDEND             VIRGINIA PREMIUM              VIRGINIA DIVIDEND
                                                 ADVANTAGE 3 (NWI)               INCOME (NPV)                 ADVANTAGE (NGB)
                                            ---------------------------   ---------------------------   ----------------------------
                                                    YEAR           YEAR           YEAR           YEAR           YEAR           YEAR
                                                   ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
                                                 5/31/10        5/31/09        5/31/10        5/31/09        5/31/10        5/31/09
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                       $  4,512,987   $  4,774,513   $  7,898,262   $  8,077,037   $  2,628,140  $   2,929,798
Net realized gain (loss) from investments         (9,894)    (1,006,050)        71,327        (88,740)           146       (527,444)
Change in net unrealized appreciation
   (depreciation) of investments               6,524,642     (3,207,766)     8,157,368     (5,786,157)     3,488,158     (3,315,707)
Distributions to Auction Rate
   Preferred Shareholders:
   From net investment income                   (135,013)      (858,983)      (233,784)    (1,346,825)       (49,195)      (533,312)
   From accumulated net realized gains                --        (32,339)            --       (146,513)            --        (12,768)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares from
   operations                                 10,892,722       (330,625)    15,893,173        708,802      6,067,249     (1,459,433)
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income                    (3,958,565)    (3,451,676)    (7,219,765)    (5,849,607)    (2,391,296)    (2,167,450)
From accumulated net realized gains                   --        (90,650)            --       (428,050)            --        (41,689)
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to
   Common shares from distributions to
   Common shareholders                        (3,958,565)    (3,542,326)    (7,219,765)    (6,277,657)    (2,391,296)    (2,209,139)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Net proceeds from Common shares issued to
   shareholders due to reinvestment of
   distributions                                      --             --        509,839        175,724         55,701         37,122
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares from
   capital share transactions                         --             --        509,839        175,724         55,701         37,122
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares                 6,934,157     (3,872,951)     9,183,247     (5,393,131)     3,731,654     (3,631,450)
Net assets applicable to Common shares at
   the beginning of year                      71,331,936     75,204,887    123,119,174    128,512,305     40,880,654     44,512,104
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares at
   the end of year                          $ 78,266,093   $ 71,331,936   $132,302,421   $123,119,174   $ 44,612,308  $  40,880,654
====================================================================================================================================
Undistributed (Over-distribution of) net
   investment income at the end of year     $    939,416   $    492,853   $  1,637,438   $  1,141,646   $    516,157  $     266,298
====================================================================================================================================

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
68 Nuveen Investments

                                                         VIRGINIA DIVIDEND
                                                         ADVANTAGE 2 (NNB)
                                                    ----------------------------
                                                            YEAR           YEAR
                                                           ENDED          ENDED
                                                         5/31/10        5/31/09
--------------------------------------------------------------------------------
OPERATIONS
Net investment income                               $  4,840,619   $  5,570,292
Net realized gain (loss) from investments                 14,297       (661,202)
Change in net unrealized appreciation
   (depreciation) of investments                       6,627,764     (5,657,242)
Distributions to Auction Rate
   Preferred Shareholders:
   From net investment income                            (85,539)      (940,842)
   From accumulated net realized gains                        --        (13,944)
--------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable
   to Common shares from operations                   11,397,141     (1,702,938)
--------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income                            (4,503,540)    (4,123,820)
From accumulated net realized gains                           --        (41,880)
--------------------------------------------------------------------------------
Decrease in net assets applicable to Common
   shares from distributions to Common shareholders   (4,503,540)    (4,165,700)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Net proceeds from Common shares issued to
   shareholders due to reinvestment of
   distributions                                         144,710        123,400
--------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares from capital share
   transactions                                          144,710        123,400
--------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable
   to Common shares                                    7,038,311     (5,745,238)
Net assets applicable to Common shares at the
   beginning of year                                  76,726,332     82,471,570
--------------------------------------------------------------------------------
Net assets applicable to Common shares at the end
  of year                                           $ 83,764,643   $ 76,726,332
================================================================================
Undistributed (Over-distribution of) net investment
  income at the end of year                         $    735,883   $    396,944
================================================================================

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                          Nuveen Investments 69

| Statement of
| Cash Flows
                                                         Year Ended May 31, 2010

                                                                              MARYLAND      MARYLAND      MARYLAND       MARYLAND
                                                                               PREMIUM      DIVIDEND      DIVIDEND       DIVIDEND
                                                                                INCOME     ADVANTAGE   ADVANTAGE 2    ADVANTAGE 3
                                                                                  (NMY)         (NFM)         (NZR)          (NWI)
----------------------------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON
SHARES FROM OPERATIONS                                                   $  20,476,983   $ 8,942,158   $ 8,735,902   $ 10,892,722
Adjustments to reconcile the net increase (decrease) in net assets applicable to Common shares from operations to net cash provided by (used in) operating activities:
   Purchases of investments                                                (15,391,910)   (3,446,319)   (2,083,423)    (2,515,457)
   Proceeds from sales and maturities of investments                         4,364,000     4,889,650     1,329,500        468,000
   Amortization (Accretion) of premiums and discounts, net                     490,799       155,612       145,850        351,044
   (Increase) Decrease in receivable for interest                             (141,129)       39,523       (26,278)       (48,539)
   (Increase) Decrease in receivable for investments sold                    2,420,000       260,000      (105,000)            --
   (Increase) Decrease in other assets                                          (5,036)        5,849         2,537         (2,075)
   Increase (Decrease) in payable for Auction Rate Preferred share
     dividends                                                                     (13)       (2,463)       (2,535)          (231)
   Increase (Decrease) in payable for interest                                  85,628        91,815       102,527         45,713
   Increase (Decrease) in accrued management fees                                8,806         7,364         6,809         11,046
   Increase (Decrease) in accrued other liabilities                             27,998         1,271         3,604         16,314
   Net realized (gain) loss from investments                                   (81,032)      (26,955)      (17,339)         9,894
   Change in net unrealized (appreciation) depreciation of investments     (11,721,055)   (5,284,917)   (5,066,240)    (6,524,642)
   Taxes paid on undistributed capital gains                                      (278)         (162)         (331)          (141)
----------------------------------------------------------------------------------------------------------------------------------
   Net cash provided by (used in) operating activities                         533,761     5,632,426     3,025,583      2,703,648
----------------------------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES:
Increase (Decrease) in cash overdraft balance                                       --            --            --             --
Cash distributions paid to Common shareholders                              (7,695,919)   (3,119,123)   (3,147,873)    (3,932,265)
Increase (Decrease) in Auction Rate Preferred shares noticed for
   redemption, at liquidation value                                                 --            --            --             --
(Increase) Decrease in deferred offering costs                                (794,385)     (639,819)     (650,309)      (497,404)
Increase (Decrease) in payable for offering costs                              254,775       234,400       234,400        199,676
Increase (Decrease) in MuniFund Term Preferred shares, at liquidation
   value                                                                    38,775,000    26,485,000    27,300,000     20,700,000
Increase (Decrease) in Auction Rate Preferred shares, at liquidation
   value                                                                   (37,900,000)  (25,825,000)  (26,625,000)   (20,175,000)
----------------------------------------------------------------------------------------------------------------------------------
   Net cash provided by (used in) financing activities                      (7,360,529)   (2,864,542)   (2,888,782)    (3,704,993)
----------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN CASH                                             (6,826,768)    2,767,884       136,801     (1,001,345)
Cash at the beginning of year                                                6,831,099       436,252       154,690      1,264,063
----------------------------------------------------------------------------------------------------------------------------------
CASH AT THE END OF YEAR                                                  $       4,331   $ 3,204,136   $   291,491   $    262,718
==================================================================================================================================

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION

Non-cash financing activities not included herein consist of reinvestments of Common share distributions as follows:

                                                                              MARYLAND      MARYLAND      MARYLAND       MARYLAND
                                                                               PREMIUM      DIVIDEND      DIVIDEND       DIVIDEND
                                                                                INCOME     ADVANTAGE   ADVANTAGE 2    ADVANTAGE 3
                                                                                  (NMY)         (NFM)         (NZR)          (NWI)
----------------------------------------------------------------------------------------------------------------------------------
                                                                         $      50,895   $    41,978   $    25,385   $         --
==================================================================================================================================

Cash paid for interest (excluding amortization of offering costs) was as follows:

                                                                              MARYLAND      MARYLAND      MARYLAND       MARYLAND
                                                                               PREMIUM      DIVIDEND      DIVIDEND       DIVIDEND
                                                                                INCOME     ADVANTAGE   ADVANTAGE 2    ADVANTAGE 3
                                                                                  (NMY)         (NFM)         (NZR)          (NWI)
----------------------------------------------------------------------------------------------------------------------------------
                                                                         $     348,461   $    34,948   $    33,696   $    137,982
==================================================================================================================================

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

70 Nuveen Investments

                                                                                    VIRGINIA      VIRGINIA       VIRGINIA
                                                                                     PREMIUM      DIVIDEND       DIVIDEND
                                                                                      INCOME     ADVANTAGE    ADVANTAGE 2
                                                                                        (NPV)         (NGB)          (NNB)
--------------------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON
SHARES FROM OPERATIONS                                                          $ 15,893,173   $ 6,067,249   $ 11,397,141
Adjustments to reconcile the net increase (decrease) in net assets applicable to Common shares from operations to net cash provided by (used
   in) operating activities:
   Purchases of investments                                                       (6,822,978)   (4,510,055)    (8,149,684)
   Proceeds from sales and maturities of investments                               5,132,130     1,098,500      2,089,250
   Amortization (Accretion) of premiums and discounts, net                           189,631       (49,193)        57,371
   (Increase) Decrease in receivable for interest                                    (29,406)      (40,205)       (67,233)
   (Increase) Decrease in receivable for investments sold                           (586,000)       95,000        (39,950)
   (Increase) Decrease in other assets                                                (4,184)        6,252          3,610
   Increase (Decrease) in payable for Auction Rate Preferred share dividends          (1,335)       (1,342)        (3,925)
   Increase (Decrease) in payable for interest                                        71,120        53,200        100,800
   Increase (Decrease) in accrued management fees                                      3,096         5,513          9,800
   Increase (Decrease) in accrued other liabilities                                   22,902         7,309         11,182
   Net realized (gain) loss from investments                                         (71,327)         (146)       (14,297)
   Change in net unrealized (appreciation) depreciation of investments            (8,157,368)   (3,488,158)    (6,627,764)
   Taxes paid on undistributed capital gains                                              --            --           (767)
--------------------------------------------------------------------------------------------------------------------------
   Net cash provided by (used in) operating activities                             5,639,454      (756,076)    (1,234,466)
--------------------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES:
Increase (Decrease) in cash overdraft balance                                        895,110            --             --
Cash distributions paid to Common shareholders                                    (6,650,812)   (2,328,339)    (4,336,070)
Increase (Decrease) in Auction Rate Preferred shares noticed for redemption,
   at liquidation value                                                                   --    (2,250,000)            --
(Increase) Decrease in deferred offering costs                                      (691,996)     (524,791)      (726,231)
Increase (Decrease) in payable for offering costs                                    243,125       235,858        248,791
Increase (Decrease) in MuniFund Term Preferred shares, at liquidation value       32,205,000    22,800,000     43,200,000
Increase (Decrease) in Auction Rate Preferred shares, at liquidation value       (38,250,000)  (19,500,000)   (41,175,000)
--------------------------------------------------------------------------------------------------------------------------
   Net cash provided by (used in) financing activities                           (12,249,573)   (1,567,272)    (2,788,510)
--------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN CASH                                                   (6,610,119)   (2,323,348)    (4,022,976)
Cash at the beginning of year                                                      6,610,119     2,593,498      4,460,912
--------------------------------------------------------------------------------------------------------------------------
CASH AT THE END OF YEAR                                                         $         --   $   270,150   $    437,936
==========================================================================================================================

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION

Non-cash financing activities not included herein consist of reinvestments of Common share distributions as follows:

                                                                                    VIRGINIA      VIRGINIA       VIRGINIA
                                                                                     PREMIUM      DIVIDEND       DIVIDEND
                                                                                      INCOME     ADVANTAGE    ADVANTAGE 2
                                                                                        (NPV)         (NGB)          (NNB)
--------------------------------------------------------------------------------------------------------------------------
                                                                                $    509,839   $    55,701   $    144,710
==========================================================================================================================

Cash paid for interest (excluding amortization of offering costs) was as follows:

                                                                                    VIRGINIA      VIRGINIA       VIRGINIA
                                                                                     PREMIUM      DIVIDEND       DIVIDEND
                                                                                      INCOME     ADVANTAGE    ADVANTAGE 2
                                                                                        (NPV)         (NGB)          (NNB)
--------------------------------------------------------------------------------------------------------------------------
                                                                                $    250,571   $   296,803   $    604,749
==========================================================================================================================

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                        Nuveen Investments 71

| Notes to
| Financial Statements

1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES

The funds covered in this report and their corresponding Common share stock exchange symbols are Nuveen Maryland Premium Income Municipal Fund (NMY), Nuveen Maryland Dividend Advantage Municipal Fund (NFM), Nuveen Maryland Dividend Advantage Municipal Fund 2 (NZR), Nuveen Maryland Dividend Advantage Municipal Fund 3 (NWI), Nuveen Virginia Premium Income Municipal Fund (NPV), Nuveen Virginia Dividend Advantage Municipal Fund (NGB) and Nuveen Virginia Dividend Advantage Municipal Fund 2 (NNB) (collectively, the "Funds"). Common shares of Maryland Premium Income (NMY) and Virginia Premium Income (NPV) are traded on the New York Stock Exchange ("NYSE") while Common shares of Maryland Dividend Advantage (NFM), Maryland Dividend Advantage 2 (NZR), Maryland Dividend Advantage 3 (NWI), Virginia Dividend Advantage (NGB) and Virginia Dividend Advantage 2 (NNB) are traded on the NYSE Amex. The Funds are registered under the Investment Company Act of 1940, as amended, as closed-end management investment companies.

Each Fund seeks to provide current income exempt from both regular federal and designated state income taxes by investing primarily in a portfolio of municipal obligations issued by state and local government authorities within a single state or certain U.S. territories.

In June 2009, the Financial Accounting Standards Board ("FASB") established the FASB Accounting Standards Codification(TM) (the "Codification") as the single source of authoritative accounting principles recognized by the FASB in the preparation of financial statements in conformity with U.S. generally accepted accounting principles ("GAAP"). The Codification supersedes existing non-grandfathered, non-SEC accounting and reporting standards. The Codification did not change GAAP but rather organized it into a hierarchy where all guidance within the Codification carries an equal level of authority. The Codification became effective for financial statements issued for interim and annual periods ending after September 15, 2009. The Codification did not have a material effect on the Funds' financial statements.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles ("U.S. GAAP").

INVESTMENT VALUATION

The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When market price quotes are not readily available (which is usually the case for municipal securities), the pricing service or, in the absence of a pricing service for a particular investment, the Board of Trustees of the Fund, or its designee, may establish fair value using a wide variety of market data including yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. Temporary investments in securities that have variable rate and demand features qualifying them as short-term investments are valued at amortized cost, which approximates value.

INVESTMENT TRANSACTIONS

Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At May 31, 2010, there were no such outstanding purchase commitments in any of the Funds.

INVESTMENT INCOME

Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also includes paydown gains and losses, if any.

INCOME TAXES

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

72 Nuveen Investments

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

DIVIDENDS AND DISTRIBUTIONS TO COMMON SHAREHOLDERS

Dividends from tax-exempt net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to Common shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

AUCTION RATE PREFERRED SHARES

The following Funds have issued and outstanding Auction Rate Preferred Shares ("ARPS"), $25,000 stated value per share, which approximates market value, as a means of effecting financial leverage. Each Fund's ARPS are issued in one or more Series. The dividend rate paid by the Funds on each Series is determined every seven days, pursuant to a dutch auction process overseen by the auction agent, and is payable at the end of each rate period. As of May 31, 2010, the number of ARPS outstanding, by Series and in total, for each Fund is as follows:

                                                               MARYLAND       MARYLAND   VIRGINIA
                                                                PREMIUM       DIVIDEND    PREMIUM
                                                                 INCOME    ADVANTAGE 3     INCOME
                                                                   (NMY)          (NWI)      (NPV)
--------------------------------------------------------------------------------------------------
Number of shares:
   Series T                                                          --            593        333
   Series W                                                         585             --         --
   Series TH                                                        734             --        689
--------------------------------------------------------------------------------------------------
Total                                                             1,319            593      1,022
==================================================================================================

Beginning in February 2008, more shares for sale were submitted in the regularly scheduled auctions for the ARPS issued by the Funds than there were offers to buy. This meant that these auctions "failed to clear," and that many ARPS shareholders who wanted to sell their shares in these auctions were unable to do so. ARPS shareholders unable to sell their shares received distributions at the "maximum rate" applicable to failed auctions as calculated in accordance with the pre-established terms of the ARPS. As of May 31, 2010, the aggregate amount of outstanding ARPS redeemed by each Fund is as follows:

                                               MARYLAND      MARYLAND      MARYLAND      MARYLAND
                                                PREMIUM      DIVIDEND      DIVIDEND      DIVIDEND
                                                 INCOME     ADVANTAGE   ADVANTAGE 2   ADVANTAGE 3
                                                   (NMY)         (NFM)         (NZR)         (NWI)
--------------------------------------------------------------------------------------------------
ARPS redeemed, at liquidation value         $46,125,000   $32,000,000   $32,000,000   $24,175,000
==================================================================================================

                                                             VIRGINIA      VIRGINIA      VIRGINIA
                                                              PREMIUM      DIVIDEND      DIVIDEND
                                                               INCOME     ADVANTAGE   ADVANTAGE 2
                                                                 (NPV)         (NGB)         (NNB)
--------------------------------------------------------------------------------------------------
ARPS redeemed, at liquidation value                       $38,250,000   $24,000,000   $42,000,000
==================================================================================================

MUNIFUND TERM PREFERRED SHARES

The Funds have issued and outstanding MuniFund Term Preferred ("MTP") Shares, with a $10 stated value per share. Proceeds from the issuance of MTP Shares, net of offering expenses, were used to redeem all, or a portion of, each Fund's outstanding ARPS. Each Fund's MTP Shares are issued in one Series. Dividends, which are recognized as interest expense for financial reporting purposes, are paid monthly at a fixed annual rate, subject to adjustments in certain circumstances. The MTP Shares trade on the NYSE. As of May 31, 2010, the number of MTP Shares outstanding, annual interest rate and the NYSE "ticker" symbol for each Fund are as follows:

                              MARYLAND PREMIUM INCOME (NMY)     MARYLAND DIVIDEND ADVANTAGE (NFM)
                            ---------------------------------   ----------------------------------
                                            ANNUAL                              ANNUAL
                                 SHARES   INTEREST       NYSE        SHARES   INTEREST       NYSE
                            OUTSTANDING       RATE     TICKER   OUTSTANDING       RATE     TICKER
--------------------------------------------------------------------------------------------------
Series 2015                   3,877,500       2.65%  NMY Pr C     2,648,500       2.60%  NFM Pr C
==================================================================================================

                                                           Nuveen Investments 73

| Notes to
| Financial Statements (continued)

                            MARYLAND DIVIDEND ADVANTAGE 2 (NZR)   MARYLAND DIVIDEND ADVANTAGE 3 (NWI)
                            -----------------------------------   ------------------------------------
                                            ANNUAL                                 ANNUAL
                                 SHARES   INTEREST         NYSE        SHARES    INTEREST        NYSE
                            OUTSTANDING       RATE       TICKER   OUTSTANDING        RATE      TICKER
------------------------------------------------------------------------------------------------------
Series 2015                   2,730,000       2.60%    NZR Pr C     2,070,000       2.65%    NWI Pr C
======================================================================================================

                               VIRGINIA PREMIUM INCOME (NPV)       VIRGINIA DIVIDEND ADVANTAGE (NGB)
                            -----------------------------------   ------------------------------------
                                            ANNUAL                                ANNUAL
                                 SHARES   INTEREST         NYSE        SHARES   INTEREST         NYSE
                            OUTSTANDING       RATE       TICKER   OUTSTANDING       RATE       TICKER
------------------------------------------------------------------------------------------------------
Series:
   2014                              --         --%          --     2,280,000       2.80%    NGB Pr C
   2015                       3,220,500       2.65     NPV Pr C            --         --           --
======================================================================================================

                                                                  VIRGINIA DIVIDEND ADVANTAGE 2 (NNB)
                                                                  ------------------------------------
                                                                                  ANNUAL
                                                                       SHARES   INTEREST         NYSE
                                                                  OUTSTANDING       RATE       TICKER
------------------------------------------------------------------------------------------------------
Series 2014                                                         4,320,000       2.80%    NNB Pr C
======================================================================================================

Each Fund is obligated to redeem its MTP Shares by the date as specified in its offering document ("Term Redemption Date"), unless earlier redeemed or repurchased by the Fund. MTP Shares are subject to optional and mandatory redemption in certain circumstances. MTP Shares will be subject to redemption at the option of each Fund ("Optional Redemption Date"), subject to a payment of premium for one year following the Optional Redemption Date ("Premium Expiration Date"), and at par thereafter. MTP Shares also will be subject to redemption, at the option of each Fund, at par in the event of certain changes in the credit rating of the MTP Shares. Each Fund may be obligated to redeem certain of the MTP Shares if the Fund fails to maintain certain asset coverage and leverage ratio requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation value per share plus any accumulated but unpaid dividends. The Term Redemption Date, Optional Redemption Date and Premium Expiration Date for each Fund's MTP Shares are as follows:

                                       MARYLAND         MARYLAND         MARYLAND            MARYLAND
                                        PREMIUM         DIVIDEND         DIVIDEND            DIVIDEND
                                         INCOME        ADVANTAGE      ADVANTAGE 2         ADVANTAGE 3
                                           (NMY)            (NFM)            (NZR)               (NWI)
                                    SERIES 2015      SERIES 2015      SERIES 2015         SERIES 2015
------------------------------------------------------------------------------------------------------
Term Redemption Date           February 1, 2015      May 1, 2015      May 1, 2015       March 1, 2015
Optional Redemption Date       February 1, 2011      May 1, 2011      May 1, 2011       March 1, 2011
Premium Expiration Date        January 31, 2012   April 30, 2012   April 30, 2012   February 29, 2012
======================================================================================================

                                                     VIRGINIA            VIRGINIA            VIRGINIA
                                                      PREMIUM            DIVIDEND            DIVIDEND
                                                       INCOME           ADVANTAGE         ADVANTAGE 2
                                                         (NPV)               (NGB)               (NNB)
                                                  SERIES 2015         SERIES 2014         SERIES 2014
------------------------------------------------------------------------------------------------------
Term Redemption Date                         February 1, 2015    December 1, 2014    December 1, 2014
Optional Redemption Date                     February 1, 2011    December 1, 2010    December 1, 2010
Premium Expiration Date                      January 31, 2012   November 30, 2011   November 30, 2011
======================================================================================================

The average liquidation value of MTP Shares outstanding for each Fund during the fiscal year ended May 31, 2010, was as follows:

                                                            MARYLAND       MARYLAND       MARYLAND        MARYLAND
                                                             PREMIUM       DIVIDEND       DIVIDEND        DIVIDEND
                                                              INCOME      ADVANTAGE    ADVANTAGE 2     ADVANTAGE 3
                                                                (NMY)*         (NFM)**        (NZR)***        (NWI)****
------------------------------------------------------------------------------------------------------------------------
Average liquidation value of MTP Shares outstanding      $38,551,423    $26,485,000    $27,300,000     $20,341,837
========================================================================================================================

* For the period January 29, 2010 (first issuance date of shares) through May 31, 2010.

** For the period April 13, 2010 (first issuance date of shares) through May 31, 2010.

*** For the period April 9, 2010 (first issuance date of shares) through May 31, 2010.

**** For the period February 23, 2010 (first issuance date of shares) through May 31, 2010.

74 Nuveen Investments

                                                            VIRGINIA          VIRGINIA           VIRGINIA
                                                             PREMIUM          DIVIDEND           DIVIDEND
                                                              INCOME         ADVANTAGE        ADVANTAGE 2
                                                                (NPV)*****        (NGB)******        (NNB)*******
-----------------------------------------------------------------------------------------------------------------
Average liquidation value of MTP Shares outstanding      $32,133,571       $22,703,077        $42,786,603
=================================================================================================================

***** For the period January 26, 2010 (first issuance date of shares) through May 31, 2010.

****** For the period November 18, 2009 (first issuance date of shares) through May 31, 2010.

******* For the period November 4, 2009 (first issuance date of shares) through May 31, 2010.

For financial reporting purposes only, the liquidation value of MTP Shares is recorded as a liability on the Statement of Assets and Liabilities. Unpaid dividends on MTP Shares are recognized as "Interest payable" on the Statement of Assets and Liabilities. Dividends paid on MTP Shares are recognized as a component of "Interest expense and amortization of offering costs" on the Statement of Operations.

Net amounts earned by Nuveen Investments, Inc. ("Nuveen") as underwriter of each Fund's MTP Share offering were recorded as reductions of offering costs recognized by the Funds. For the fiscal year ended May 31, 2010, the net amounts earned by Nuveen for each Fund were as follows:

                                                                 MARYLAND    MARYLAND      MARYLAND      MARYLAND
                                                                  PREMIUM    DIVIDEND      DIVIDEND      DIVIDEND
                                                                   INCOME   ADVANTAGE   ADVANTAGE 2   ADVANTAGE 3
                                                                     (NMY)       (NFM)         (NZR)         (NWI)
------------------------------------------------------------------------------------------------------------------
Net amounts earned by Nuveen                                       $2,336        $ --          $ --        $1,069
==================================================================================================================

                                                                               VIRGINIA    VIRGINIA      VIRGINIA
                                                                                PREMIUM    DIVIDEND      DIVIDEND
                                                                                 INCOME   ADVANTAGE   ADVANTAGE 2
                                                                                   (NPV)       (NGB)         (NNB)
------------------------------------------------------------------------------------------------------------------
Net amounts earned by Nuveen                                                     $1,707        $109        $1,166
==================================================================================================================

INVERSE FLOATING RATE SECURITIES

Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond's par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an "inverse floater") that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates' holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond's downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond's value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an "externally-deposited inverse floater"), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a "self-deposited inverse floater"). The inverse floater held by a Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par, and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust. An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as "(IF) - Inverse floating rate investment." An investment in a self-deposited inverse floater is accounted for as a financing transaction. In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as "(UB) - Underlying bond of an inverse floating rate trust reflected as a financing transaction," with the Fund accounting for the short-term floating rate certificates issued by the trust as "Floating rate obligations" on the Statement of Assets and Liabilities. In addition, the Fund reflects in Investment Income the entire earnings of the underlying bond and recognizes the related interest paid to the holders of the short-term floating rate certificates as a component of "Interest expense and amortization of offering costs" on the Statement of Operations.

                                                           Nuveen Investments 75

 | Notes to
 | Financial Statements (continued)

During the fiscal year ended May 31, 2010, each Fund invested in externally-deposited inverse floaters and/or self-deposited inverse floaters.

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a "recourse trust" or "credit recovery swap") (such agreements referred to herein as "Recourse Trusts") with a broker-dealer by which a Fund agrees to reimburse the broker-dealer, in certain circumstances, for the difference between the liquidation value of the fixed-rate bond held by the trust and the liquidation value of the floating rate certificates issued by the trust plus any shortfalls in interest cash flows. Under these agreements, a Fund's potential exposure to losses related to or on inverse floaters may increase beyond the value of a Fund's inverse floater investments as a Fund may potentially be liable to fulfill all amounts owed to holders of the floating rate certificates. At period end, any such shortfall is included as "Unrealized depreciation on Recourse Trusts" on the Statement of Assets and Liabilities.

At May 31, 2010, each Fund's maximum exposure to externally-deposited Recourse Trusts is as follows:

                                                                               MARYLAND       MARYLAND       MARYLAND      MARYLAND
                                                                                PREMIUM       DIVIDEND       DIVIDEND      DIVIDEND
                                                                                 INCOME      ADVANTAGE    ADVANTAGE 2   ADVANTAGE 3
                                                                                   (NMY)          (NFM)          (NZR)         (NWI)
------------------------------------------------------------------------------------------------------------------------------------
Maximum exposure to Recourse Trusts                                                $ --           $ --           $ --          $ --
====================================================================================================================================

                                                                                              VIRGINIA       VIRGINIA      VIRGINIA
                                                                                               PREMIUM       DIVIDEND      DIVIDEND
                                                                                                INCOME      ADVANTAGE   ADVANTAGE 2
                                                                                                 (NPV)          (NGB)          (NNB)
------------------------------------------------------------------------------------------------------------------------------------
Maximum exposure to Recourse Trusts                                                         $6,810,000     $2,255,000    $4,265,000
====================================================================================================================================

The average floating rate obligations outstanding and average annual interest rate and fees related to self-deposited inverse floaters during the fiscal year ended May 31, 2010, were as follows:

                                                                               MARYLAND       MARYLAND       MARYLAND      MARYLAND
                                                                                PREMIUM       DIVIDEND       DIVIDEND      DIVIDEND
                                                                                 INCOME      ADVANTAGE    ADVANTAGE 2   ADVANTAGE 3
                                                                                   (NMY)          (NFM)          (NZR)         (NWI)
------------------------------------------------------------------------------------------------------------------------------------
Average floating rate obligations outstanding                                $9,962,000     $3,973,000     $3,840,000    $4,255,000
Average annual interest rate and fees                                              0.88%          0.88%          0.88%         0.87%
====================================================================================================================================

                                                                                             VIRGINIA       VIRGINIA       VIRGINIA
                                                                                              PREMIUM       DIVIDEND       DIVIDEND
                                                                                               INCOME      ADVANTAGE    ADVANTAGE 2
                                                                                                 (NPV)          (NGB)          (NNB)
------------------------------------------------------------------------------------------------------------------------------------
Average floating rate obligations outstanding                                               $4,630,000     $1,640,000    $2,980,000
Average annual interest rate and fees                                                             0.56%          0.56%         0.56%
====================================================================================================================================

DERIVATIVE FINANCIAL INSTRUMENTS

Each Fund is authorized to invest in certain derivative instruments, including foreign currency forwards, futures, options and swap contracts. Although each Fund is authorized to invest in such derivative instruments, and may do so in the future, they did make any such investments during the fiscal year ended May 31, 2010.

MARKET AND COUNTERPARTY CREDIT RISK

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund's exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts, when applicable, expose a Fund to minimal counterparty credit risk as they are exchange traded and the exchange's clearinghouse, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties Nuveen Asset Management (the "Adviser"), a wholly-owned subsidiary of Nuveen, believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the predetermined threshold amount.

76 Nuveen Investments

ZERO COUPON SECURITIES

Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

OFFERING COSTS

Costs incurred by the Funds in connection with their offerings of MTP Shares were recorded as a deferred charge which will be amortized over the 5-year life of the shares. Each Fund's amortized deferred charges are recognized as a component of "Interest expense and amortization of offering costs" on the Statement of Operations. Each Fund's offering costs incurred were as follows:

                                                                               MARYLAND       MARYLAND       MARYLAND      MARYLAND
                                                                                PREMIUM       DIVIDEND       DIVIDEND      DIVIDEND
                                                                                 INCOME      ADVANTAGE    ADVANTAGE 2   ADVANTAGE 3
                                                                                   (NMY)          (NFM)          (NZR)         (NWI)
------------------------------------------------------------------------------------------------------------------------------------
MTP Shares offering costs                                                      $849,289       $657,275       $669,500      $524,431
====================================================================================================================================

                                                                                              VIRGINIA       VIRGINIA      VIRGINIA
                                                                                               PREMIUM       DIVIDEND      DIVIDEND
                                                                                                INCOME      ADVANTAGE   ADVANTAGE 2
                                                                                                  (NPV)          (NGB)         (NNB)
------------------------------------------------------------------------------------------------------------------------------------
MTP Shares offering costs                                                                     $741,368       $586,891      $736,334
====================================================================================================================================

CUSTODIAN FEE CREDIT

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

INDEMNIFICATIONS

Under the Funds' organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

USE OF ESTIMATES

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

2. FAIR VALUE MEASUREMENTS

In determining the value of each Fund's investments, various inputs are used. These inputs are summarized in the three broad levels listed below:

      Level 1 - Quoted prices in active markets for identical securities.

      Level 2 - Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

      Level 3 - Significant unobservable inputs (including management's assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of each Fund's fair value measurements as of May 31, 2010:

MARYLAND PREMIUM INCOME (NMY)                                                   LEVEL 1        LEVEL 2       LEVEL 3          TOTAL
------------------------------------------------------------------------------------------------------------------------------------
Investments:
   Municipal Bonds                                                                  $--   $234,458,701      $532,963   $234,991,664
====================================================================================================================================

MARYLAND DIVIDEND ADVANTAGE (NFM)                                               LEVEL 1        LEVEL 2       LEVEL 3          TOTAL
------------------------------------------------------------------------------------------------------------------------------------
Investments:
   Municipal Bonds                                                                  $--    $85,417,806      $484,610    $85,902,416
====================================================================================================================================

MARYLAND DIVIDEND ADVANTAGE 2 (NZR)                                             LEVEL 1        LEVEL 2       LEVEL 3          TOTAL
------------------------------------------------------------------------------------------------------------------------------------
Investments:
   Municipal Bonds                                                                  $--    $89,411,735      $484,610    $89,896,345
====================================================================================================================================

                                                           Nuveen Investments 77

 | Notes to
 | Financial Statements (continued)

MARYLAND DIVIDEND ADVANTAGE 3 (NWI)                                             LEVEL 1        LEVEL 2       LEVEL 3          TOTAL
------------------------------------------------------------------------------------------------------------------------------------
Investments:
   Municipal Bonds                                                                  $--   $115,427,506      $623,070   $116,050,576
====================================================================================================================================
VIRGINIA PREMIUM INCOME (NPV)                                                   LEVEL 1        LEVEL 2       LEVEL 3          TOTAL
------------------------------------------------------------------------------------------------------------------------------------
Investments:
   Municipal Bonds                                                                  $--   $191,723,937           $--   $191,723,937
====================================================================================================================================
VIRGINIA DIVIDEND ADVANTAGE (NGB)                                               LEVEL 1        LEVEL 2       LEVEL 3          TOTAL
------------------------------------------------------------------------------------------------------------------------------------
Investments:
   Municipal Bonds                                                                  $--    $67,751,450           $--    $67,751,450
====================================================================================================================================
VIRGINIA DIVIDEND ADVANTAGE 2 (NNB)                                             LEVEL 1        LEVEL 2       LEVEL 3          TOTAL
------------------------------------------------------------------------------------------------------------------------------------
Investments:
   Municipal Bonds                                                                  $--   $127,535,136           $--   $127,535,136
====================================================================================================================================

The following is a reconciliation of each Fund's Level 3 investments held at the beginning and end of the measurement period:

                                                                               MARYLAND       MARYLAND      MARYLAND       MARYLAND
                                                                                PREMIUM       DIVIDEND      DIVIDEND       DIVIDEND
                                                                                 INCOME      ADVANTAGE   ADVANTAGE 2    ADVANTAGE 3
                                                                                   (NMY)          (NFM)         (NZR)          (NWI)
                                                                                LEVEL 3        LEVEL 3       LEVEL 3        LEVEL 3
                                                                            INVESTMENTS    INVESTMENTS   INVESTMENTS    INVESTMENTS
------------------------------------------------------------------------------------------------------------------------------------
Balance at the beginning of year                                               $     --       $     --      $     --       $     --
   Gains (losses):
     Net realized gains (losses)                                                     --             --            --             --
     Net change in unrealized appreciation (depreciation)                            --             --            --             --
   Net purchases at cost (sales at proceeds)                                         --             --            --             --
   Net discounts (premiums)                                                          --             --            --             --
   Net transfers in to (out of) at end of period fair value                     532,963        484,610       484,610        623,070
------------------------------------------------------------------------------------------------------------------------------------
Balance at the end of year                                                     $532,963       $484,610      $484,610       $623,070
====================================================================================================================================

"Change in net unrealized appreciation (depreciation) of investments" presented on the Statement of Operations includes net unrealized appreciation (depreciation) related to securities classified as Level 3 at year end as follows:

                                                                               MARYLAND       MARYLAND      MARYLAND       MARYLAND
                                                                                PREMIUM       DIVIDEND      DIVIDEND       DIVIDEND
                                                                                 INCOME      ADVANTAGE   ADVANTAGE 2    ADVANTAGE 3
                                                                                   (NMY)          (NFM)         (NZR)          (NWI)
------------------------------------------------------------------------------------------------------------------------------------
Level 3 net appreciation (depreciation)                                         $33,626        $42,179       $42,179        $54,230
====================================================================================================================================

3. DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

The Funds record derivative instruments at fair value with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds' investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. The Funds did not invest in derivative instruments during the fiscal year ended May 31, 2010.

4. FUND SHARES

COMMON SHARES

Since the inception of the Funds' repurchase program, the Funds have not repurchased any of their outstanding Common Shares.

Transactions in Common shares were as follows:

                                                      MARYLAND PREMIUM          MARYLAND DIVIDEND            MARYLAND DIVIDEND
                                                        INCOME (NMY)             ADVANTAGE (NFM)             ADVANTAGE 2 (NZR)
                                                  -----------------------   --------------------------   ---------------------------
                                                        YEAR         YEAR          YEAR           YEAR          YEAR           YEAR
                                                       ENDED        ENDED         ENDED          ENDED         ENDED          ENDED
                                                     5/31/10      5/31/09       5/31/10        5/31/09       5/31/10        5/31/09
------------------------------------------------------------------------------------------------------------------------------------
Common shares issued to shareholders due to
   reinvestment of distributions                       3,548           --         3,167          5,006         1,829          2,892
====================================================================================================================================

78 Nuveen Investments

                                                      MARYLAND DIVIDEND          VIRGINIA PREMIUM            VIRGINIA DIVIDEND
                                                     ADVANTAGE 3 (NWI)             INCOME (NPV)               ADVANTAGE (NGB)
                                                  -----------------------   --------------------------   ---------------------------
                                                        YEAR         YEAR          YEAR           YEAR          YEAR           YEAR
                                                       ENDED        ENDED         ENDED          ENDED         ENDED          ENDED
                                                     5/31/10      5/31/09       5/31/10        5/31/09       5/31/10        5/31/09
------------------------------------------------------------------------------------------------------------------------------------
Common shares issued to shareholders due to
   reinvestment of distributions                          --           --        35,258         13,477         3,987          2,924
====================================================================================================================================

                                                                                                             VIRGINIA DIVIDEND
                                                                                                             ADVANTAGE 2 (NNB)
                                                                                                         ---------------------------
                                                                                                                YEAR           YEAR
                                                                                                               ENDED          ENDED
                                                                                                             5/31/10        5/31/09
------------------------------------------------------------------------------------------------------------------------------------
Common shares issued to shareholders due to
   reinvestment of distributions                                                                              10,255          9,369
====================================================================================================================================

PREFERRED SHARES

Transactions in ARPS were as follows:

                                                       MARYLAND                                          MARYLAND
                                                 PREMIUM INCOME (NMY)                            DIVIDEND ADVANTAGE (NFM)
                                   -----------------------------------------------   -----------------------------------------------
                                            YEAR                     YEAR                     YEAR                    YEAR
                                            ENDED                    ENDED                    ENDED                   ENDED
                                           5/31/10                 5/31/09                   5/31/10                 5/31/09
                                   -------------------------------------------------------------------------------------------------
                                     SHARES        AMOUNT     SHARES        AMOUNT   SHARES          AMOUNT    SHARES        AMOUNT
------------------------------------------------------------------------------------------------------------------------------------
ARPS redeemed and/or
   noticed for redemption:
   Series M                              --   $        --         --   $        --     1,033   $ 25,825,000       247   $ 6,175,000
   Series W                             673    16,825,000        146    3,650,000         --             --        --            --
   Series TH                            843    21,075,000        183    4,575,000         --             --        --            --
------------------------------------------------------------------------------------------------------------------------------------
Total                                 1,516   $37,900,000        329   $ 8,225,000     1,033   $ 25,825,000       247   $ 6,175,000
====================================================================================================================================

                                                        MARYLAND                                          MARYLAND
                                              DIVIDEND ADVANTAGE 2 (NZR)                       DIVIDEND ADVANTAGE 3 (NWI)
                                   -----------------------------------------------   -----------------------------------------------
                                            YEAR                     YEAR                     YEAR                    YEAR
                                            ENDED                    ENDED                    ENDED                   ENDED
                                           5/31/10                 5/31/09                   5/31/10                 5/31/09
                                   -------------------------------------------------------------------------------------------------
                                     SHARES        AMOUNT     SHARES        AMOUNT   SHARES          AMOUNT    SHARES        AMOUNT
------------------------------------------------------------------------------------------------------------------------------------
ARPS redeemed and/or
   noticed for redemption:
   Series T                              --   $        --         --   $        --       807   $ 20,175,000       160   $ 4,000,000
   Series F                           1,065    26,625,000        215     5,375,000        --             --        --            --
------------------------------------------------------------------------------------------------------------------------------------
Total                                 1,065   $26,625,000        215   $ 5,375,000       807   $ 20,175,000       160   $ 4,000,000
====================================================================================================================================

                                                      VIRGINIA                                          VIRGINIA
                                                PREMIUM INCOME (NPV)                            DIVIDEND ADVANTAGE (NGB)
                                   -----------------------------------------------   -----------------------------------------------
                                             YEAR                     YEAR                    YEAR                    YEAR
                                            ENDED                     ENDED                   ENDED                   ENDED
                                           5/31/10                   5/31/09                 5/31/10                 5/31/09
                                   -------------------------------------------------------------------------------------------------
                                     SHARES        AMOUNT     SHARES        AMOUNT    SHARES         AMOUNT    SHARES     AMOUNT
------------------------------------------------------------------------------------------------------------------------------------
ARPS redeemed and/or
   noticed for redemption:
   Series T                             499   $12,475,000         --   $        --        --   $         --        --   $        --
   Series W                              --            --         --            --       780     19,500,000       180     4,500,000
   Series TH                          1,031    25,775,000         --            --        --             --        --            --
------------------------------------------------------------------------------------------------------------------------------------
Total                                 1,530   $38,250,000         --   $        --       780   $ 19,500,000       180   $ 4,500,000
====================================================================================================================================

                                                           Nuveen Investments 79

| Notes to
| Financial Statements (continued)

                                                                                                     VIRGINIA
                                                                                            DIVIDEND ADVANTAGE 2 (NNB)
                                                                                    --------------------------------------------
                                                                                               YEAR                 YEAR
                                                                                               ENDED                ENDED
                                                                                              5/31/10              5/31/09
                                                                                    --------------------------------------------
                                                                                       SHARES        AMOUNT   SHARES     AMOUNT
--------------------------------------------------------------------------------------------------------------------------------
ARPS redeemed and/or noticed
   for redemption:
   Series M                                                                             1,647   $41,175,000       33   $825,000
================================================================================================================================

Transactions in MTP shares were as follows:

                                                          MARYLAND                                  MARYLAND
                                                   PREMIUM INCOME (NMY)                       DIVIDEND ADVANTAGE (NFM)
                                       ------------------------------------------   --------------------------------------------
                                                YEAR                   YEAR                  YEAR                   YEAR
                                                ENDED                  ENDED                 ENDED                  ENDED
                                               5/31/10                5/31/09               5/31/10                5/31/09
                                       -----------------------------------------------------------------------------------------
                                          SHARES        AMOUNT   SHARES    AMOUNT      SHARES        AMOUNT   SHARES     AMOUNT
--------------------------------------------------------------------------------------------------------------------------------
MTP Shares issued:
   Series 2015                         3,877,500   $38,775,000       --        --   2,648,500   $26,485,000       --         --
================================================================================================================================

                                                        MARYLAND                                       MARYLAND
                                                 DIVIDEND ADVANTAGE 2 (NZR)                   DIVIDEND ADVANTAGE 3 (NWI)
                                       ------------------------------------------   --------------------------------------------
                                                YEAR                   YEAR                  YEAR                   YEAR
                                                ENDED                  ENDED                 ENDED                  ENDED
                                               5/31/10                5/31/09               5/31/10                5/31/09
                                       -----------------------------------------------------------------------------------------
                                          SHARES        AMOUNT   SHARES    AMOUNT      SHARES        AMOUNT   SHARES     AMOUNT
--------------------------------------------------------------------------------------------------------------------------------
MTP Shares issued:
   Series 2015                         2,730,000   $27,300,000       --        --   2,070,000   $20,700,000       --         --
================================================================================================================================

                                                                                                      VIRGINIA
                                                                                              PREMIUM INCOME (NPV)
                                                                                    --------------------------------------------
                                                                                              YEAR                  YEAR
                                                                                              ENDED                 ENDED
                                                                                             5/31/10               5/31/09
                                                                                    --------------------------------------------
                                                                                       SHARES        AMOUNT   SHARES     AMOUNT
--------------------------------------------------------------------------------------------------------------------------------
MTP Shares issued:
   Series 2015                                                                      3,220,500   $32,205,000       --         --
================================================================================================================================

                                                        VIRGINIA                                      VIRGINIA
                                                 DIVIDEND ADVANTAGE (NGB)                    DIVIDEND ADVANTAGE 2 (NNB)
                                       ------------------------------------------   --------------------------------------------
                                                YEAR                   YEAR                  YEAR                   YEAR
                                                ENDED                  ENDED                 ENDED                  ENDED
                                               5/31/10                5/31/09               5/31/10                5/31/09
                                       -----------------------------------------------------------------------------------------
                                          SHARES        AMOUNT   SHARES    AMOUNT      SHARES        AMOUNT   SHARES     AMOUNT
--------------------------------------------------------------------------------------------------------------------------------
MTP Shares issued:
   Series 2014                         2,280,000   $22,800,000       --        --   4,320,000   $43,200,000       --         --
================================================================================================================================

5.    INVESTMENT TRANSACTIONS

Purchases and sales (including maturities but excluding short-term investments) during the fiscal year ended May 31, 2010, were as follows:

                                                                              MARYLAND      MARYLAND      MARYLAND      MARYLAND
                                                                               PREMIUM      DIVIDEND      DIVIDEND      DIVIDEND
                                                                                INCOME     ADVANTAGE   ADVANTAGE 2   ADVANTAGE 3
                                                                                 (NMY)         (NFM)         (NZR)         (NWI)
---------------------------------------------------------------------------------------------------------------------------------
Purchases                                                                  $15,391,910    $3,446,319   $ 2,083,423   $ 2,515,457
Sales and maturities                                                         4,364,000     4,889,650     1,329,500       468,000
=================================================================================================================================

80 Nuveen Investments

                                                                                            VIRGINIA      VIRGINIA      VIRGINIA
                                                                                             PREMIUM      DIVIDEND      DIVIDEND
                                                                                              INCOME     ADVANTAGE   ADVANTAGE 2
                                                                                               (NPV)         (NGB)         (NNB)
---------------------------------------------------------------------------------------------------------------------------------
Purchases                                                                                 $6,822,978    $4,510,055    $8,149,684
Sales and maturities                                                                       5,132,130     1,098,500     2,089,250
=================================================================================================================================

6.    INCOME TAX INFORMATION

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At May 31, 2010, the cost and unrealized appreciation (depreciation) of investments as determined on a federal income tax basis, were as follows:

                                                                            MARYLAND       MARYLAND      MARYLAND       MARYLAND
                                                                             PREMIUM       DIVIDEND      DIVIDEND       DIVIDEND
                                                                              INCOME      ADVANTAGE   ADVANTAGE 2    ADVANTAGE 3
                                                                               (NMY)          (NFM)         (NZR)          (NWI)
---------------------------------------------------------------------------------------------------------------------------------
Cost of investments                                                     $217,023,979   $ 81,247,992   $85,010,967   $109,482,828
---------------------------------------------------------------------------------------------------------------------------------
Gross unrealized:
   Appreciation                                                         $ 12,851,251   $  3,015,747   $ 3,503,967   $  4,888,916
   Depreciation                                                           (4,845,863)    (2,334,609)   (2,458,590)    (2,576,425)
---------------------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments               $  8,005,388   $    681,138   $ 1,045,377   $  2,312,491
=================================================================================================================================

                                                                                           VIRGINIA      VIRGINIA       VIRGINIA
                                                                                            PREMIUM      DIVIDEND       DIVIDEND
                                                                                             INCOME     ADVANTAGE    ADVANTAGE 2
                                                                                              (NPV)         (NGB)          (NNB)
---------------------------------------------------------------------------------------------------------------------------------
Cost of investments                                                                    $182,844,400   $65,968,138   $122,424,107
---------------------------------------------------------------------------------------------------------------------------------
Gross unrealized:
   Appreciation                                                                        $  8,416,211   $ 2,302,591   $  5,611,350
   Depreciation                                                                          (4,167,115)   (2,158,838)    (3,480,321)
---------------------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments                              $  4,249,096   $   143,753   $  2,131,029
=================================================================================================================================

Permanent differences, primarily due to federal taxes paid, taxable market discount and distribution character reclassifications, resulted in reclassifications among the Funds' components of Common share net assets at May 31, 2010, the Funds' tax year end, as follows:

                                                                            MARYLAND       MARYLAND      MARYLAND       MARYLAND
                                                                             PREMIUM       DIVIDEND      DIVIDEND       DIVIDEND
                                                                              INCOME      ADVANTAGE   ADVANTAGE 2    ADVANTAGE 3
                                                                               (NMY)          (NFM)         (NZR)          (NWI)
---------------------------------------------------------------------------------------------------------------------------------
Paid-in-surplus                                                             $(55,663)      $(16,539)     $(17,318)      $(27,295)
Undistributed (Over-distribution of) net investment income                    55,385         16,377        16,950         27,154
Accumulated net realized gain (loss)                                             278            162           368            141
=================================================================================================================================

                                                                                           VIRGINIA      VIRGINIA       VIRGINIA
                                                                                            PREMIUM      DIVIDEND       DIVIDEND
                                                                                             INCOME     ADVANTAGE    ADVANTAGE 2
                                                                                              (NPV)         (NGB)          (NNB)
---------------------------------------------------------------------------------------------------------------------------------
Paid-in-surplus                                                                            $(51,079)     $(62,210)     $ (88,172)
Undistributed (Over-distribution of) net investment income                                   51,079        62,210         87,399
Accumulated net realized gain (loss)                                                             --            --            773
=================================================================================================================================

                                                           Nuveen Investments 81

| Notes to
| Financial Statements (continued)

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains at May 31, 2010, the Funds' tax year end, were as follows:

                                                                               MARYLAND     MARYLAND      MARYLAND      MARYLAND
                                                                                PREMIUM     DIVIDEND      DIVIDEND      DIVIDEND
                                                                                 INCOME    ADVANTAGE   ADVANTAGE 2   ADVANTAGE 3
                                                                                  (NMY)        (NFM)         (NZR)         (NWI)
---------------------------------------------------------------------------------------------------------------------------------
Undistributed net tax-exempt income *                                        $2,722,629   $1,035,434    $1,044,375    $1,242,347
Undistributed net ordinary income **                                              4,946           --            --           931
Undistributed net long-term capital gains                                            --           --            --            --
=================================================================================================================================

                                                                                            VIRGINIA      VIRGINIA      VIRGINIA
                                                                                             PREMIUM      DIVIDEND      DIVIDEND
                                                                                              INCOME     ADVANTAGE   ADVANTAGE 2
                                                                                               (NPV)         (NGB)         (NNB)
---------------------------------------------------------------------------------------------------------------------------------
Undistributed net tax-exempt income *                                                     $2,226,953    $  746,121    $1,165,996
Undistributed net ordinary income **                                                           1,269            94         1,025
Undistributed net long-term capital gains                                                         --            --            --
=================================================================================================================================

* Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on May 3, 2010, paid on June 1, 2010.

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds' tax years ended May 31, 2010 and May 31, 2009, was designated for purposes of the dividends paid deduction as follows:

                                                                         MARYLAND       MARYLAND       MARYLAND         MARYLAND
                                                                          PREMIUM       DIVIDEND       DIVIDEND         DIVIDEND
                                                                           INCOME      ADVANTAGE    ADVANTAGE 2      ADVANTAGE 3
2010                                                                        (NMY)          (NFM)          (NZR)            (NWI)
---------------------------------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income ***                           $8,270,687     $3,267,495     $3,279,991       $4,168,021
Distributions from net ordinary income **                                      --             --             --               --
Distributions from net long-term capital gains ****                            --             --             --               --
=================================================================================================================================

                                                                                        VIRGINIA       VIRGINIA         VIRGINIA
                                                                                         PREMIUM       DIVIDEND         DIVIDEND
                                                                                          INCOME      ADVANTAGE      ADVANTAGE 2
2010                                                                                       (NPV)          (NGB)            (NNB)
---------------------------------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income ***                                          $7,324,752     $2,722,885       $5,136,012
Distributions from net ordinary income **                                                294,161             --           21,344
Distributions from net long-term capital gains ****                                           --             --               --
=================================================================================================================================

                                                                         MARYLAND       MARYLAND       MARYLAND         MARYLAND
                                                                          PREMIUM       DIVIDEND       DIVIDEND         DIVIDEND
                                                                           INCOME      ADVANTAGE    ADVANTAGE 2      ADVANTAGE 3
2009                                                                        (NMY)          (NFM)          (NZR)            (NWI)
---------------------------------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income                               $8,324,864     $3,659,376     $3,640,847       $4,289,441
Distributions from net ordinary income **                                  77,563             --         70,350              237
Distributions from net long-term capital gains                            320,091             --        125,548          122,752
=================================================================================================================================

                                                                                        VIRGINIA       VIRGINIA         VIRGINIA
                                                                                         PREMIUM       DIVIDEND         DIVIDEND
                                                                                          INCOME      ADVANTAGE      ADVANTAGE 2
2009                                                                                       (NPV)          (NGB)            (NNB)
---------------------------------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income                                              $7,136,962     $2,687,055       $5,042,415
Distributions from net ordinary income **                                                109,247             --           18,305
Distributions from net long-term capital gains                                           465,316         54,457           55,824
=================================================================================================================================

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

*** The Funds hereby designate these amounts paid during the fiscal year ended May 31, 2010, as Exempt Interest Dividends.

**** The Funds designate as a long-term capital gain dividend, pursuant to the Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended May 31, 2010.

82 Nuveen Investments

At May 31, 2010, the Funds' tax year end, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                                                                MARYLAND    MARYLAND      MARYLAND      MARYLAND
                                                                                 PREMIUM    DIVIDEND      DIVIDEND      DIVIDEND
                                                                                  INCOME   ADVANTAGE   ADVANTAGE 2   ADVANTAGE 3
                                                                                   (NMY)       (NFM)         (NZR)         (NWI)
---------------------------------------------------------------------------------------------------------------------------------
Expiration:
   May 31, 2012                                                                 $     --    $ 78,935      $     --      $     --
   May 31, 2013                                                                       --      15,613            --            --
   May 31, 2014                                                                       --      62,054            --            --
   May 31, 2017                                                                  637,381     419,436       541,561       641,931
   May 31, 2018                                                                       --          --            --         9,753
---------------------------------------------------------------------------------------------------------------------------------
Total                                                                           $637,381    $576,038      $541,561      $651,684
=================================================================================================================================

                                                                                            VIRGINIA      VIRGINIA      VIRGINIA
                                                                                             PREMIUM      DIVIDEND      DIVIDEND
                                                                                              INCOME     ADVANTAGE   ADVANTAGE 2
                                                                                               (NPV)         (NGB)         (NNB)
---------------------------------------------------------------------------------------------------------------------------------
Expiration:
   May 31, 2012                                                                             $     --      $     --      $     --
   May 31, 2013                                                                                   --            --            --
   May 31, 2014                                                                                   --            --            --
   May 31, 2017                                                                               14,953       167,151       118,100
   May 31, 2018                                                                                   --       360,046       532,686
---------------------------------------------------------------------------------------------------------------------------------
Total                                                                                       $ 14,953      $527,197      $650,786
=================================================================================================================================

During the tax year ended May 31, 2010, the following Funds utilized capital loss carryforwards as follows:

                                                                                   MARYLAND    MARYLAND      MARYLAND   VIRGINIA
                                                                                    PREMIUM    DIVIDEND      DIVIDEND    PREMIUM
                                                                                     INCOME   ADVANTAGE   ADVANTAGE 2     INCOME
                                                                                      (NMY)       (NFM)         (NZR)      (NPV)
---------------------------------------------------------------------------------------------------------------------------------
                                                                                    $81,310     $27,117       $17,707    $71,326
=================================================================================================================================

7. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Each Fund's management fee is separated into two components - a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all fund assets managed by the Adviser. This pricing structure enables each Fund's shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

                                                  MARYLAND PREMIUM INCOME (NMY)
                                                  VIRGINIA PREMIUM INCOME (NPV)
AVERAGE DAILY NET ASSETS*                                   FUND-LEVEL FEE RATE
--------------------------------------------------------------------------------
For the first $125 million                                               .4500%
For the next $125 million                                                .4375
For the next $250 million                                                .4250
For the next $500 million                                                .4125
For the next $1 billion                                                  .4000
For the next $3 billion                                                  .3875
For net assets over $5 billion                                           .3750
================================================================================

                                                           Nuveen Investments 83

| Notes to
| Financial Statements (continued)

                                              MARYLAND DIVIDEND ADVANTAGE (NFM)
                                            MARYLAND DIVIDEND ADVANTAGE 2 (NZR)
                                            MARYLAND DIVIDEND ADVANTAGE 3 (NWI)
                                              VIRGINIA DIVIDEND ADVANTAGE (NGB)
                                            VIRGINIA DIVIDEND ADVANTAGE 2 (NNB)
AVERAGE DAILY NET ASSETS*                                   FUND-LEVEL FEE RATE
--------------------------------------------------------------------------------
For the first $125 million                                               .4500%
For the next $125 million                                                .4375
For the next $250 million                                                .4250
For the next $500 million                                                .4125
For the next $1 billion                                                  .4000
For net assets over $2 billion                                           .3750
================================================================================

The annual complex-level for each Fund, payable monthly, is calculated according to the following schedule:

                                                              EFFECTIVE RATE AT
COMPLEX-LEVEL MANAGED NET ASSET BREAKPOINT LEVEL*              BREAKPOINT LEVEL
--------------------------------------------------------------------------------
$55 billion                                                               .2000%
$56 billion                                                               .1996
$57 billion                                                               .1989
$60 billion                                                               .1961
$63 billion                                                               .1931
$66 billion                                                               .1900
$71 billion                                                               .1851
$76 billion                                                               .1806
$80 billion                                                               .1773
$91 billion                                                               .1691
$125 billion                                                              .1599
$200 billion                                                              .1505
$250 billion                                                              .1469
$300 billion                                                              .1445
================================================================================

* The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen funds, with such daily managed assets defined separately for each fund in its management agreement, but excluding assets attributable to investments in other Nuveen funds. For the complex-level and fund-level fees, daily net assets and managed assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the funds' use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust's issuance of floating rate securities, subject to an agreement by the Adviser to limit the amount of such assets for determining managed assets in certain circumstances. As of May 31, 2010, the complex-level fee rate was .1855%.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

For the first ten years of Maryland Dividend Advantage's (NFM) and Virginia Dividend Advantage's (NGB) operations, the Adviser has agreed to reimburse the Funds, as a percentage of average daily net assets, for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                         YEAR ENDING
JANUARY 31,                                         JANUARY 31,
--------------------------------------------------------------------------------
2001*                       .30%                    2007                  .25%
2002                        .30                     2008                  .20
2003                        .30                     2009                  .15
2004                        .30                     2010                  .10
2005                        .30                     2011                  .05
2006                        .30
================================================================================

*     From the commencement of operations.

The Adviser has not agreed to reimburse Maryland Dividend Advantage (NFM) and Virginia Dividend Advantage (NGB) for any portion of their fees and expenses beyond January 31, 2011.

84 Nuveen Investments

For the first ten years of Maryland Dividend Advantage 2's (NZR) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets, for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                         YEAR ENDING
SEPTEMBER 30,                                       SEPTEMBER 30,
--------------------------------------------------------------------------------
2001*                       .30%                    2007                  .25%
2002                        .30                     2008                  .20
2003                        .30                     2009                  .15
2004                        .30                     2010                  .10
2005                        .30                     2011                  .05
2006                        .30
================================================================================

*     From the commencement of operations.

The Adviser has not agreed to reimburse Maryland Dividend Advantage 2 (NZR) for any portion of its fees and expenses beyond September 30, 2011.

For the first eight years of Maryland Dividend Advantage 3's (NWI) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets, for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                         YEAR ENDING
SEPTEMBER 30,                                       SEPTEMBER 30,
--------------------------------------------------------------------------------
2002*                       .32%                    2007                  .32%
2003                        .32                     2008                  .24
2004                        .32                     2009                  .16
2005                        .32                     2010                  .08
2006                        .32
================================================================================

*     From the commencement of operations.

The Adviser has not agreed to reimburse Maryland Dividend Advantage 3 (NWI) for any portion of its fees and expenses beyond September 30, 2010.

For the first ten years of Virginia Dividend Advantage 2's (NNB) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets, for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                         YEAR ENDING
NOVEMBER 30,                                        NOVEMBER 30,
--------------------------------------------------------------------------------
2001*                       .30%                    2007                  .25%
2002                        .30                     2008                  .20
2003                        .30                     2009                  .15
2004                        .30                     2010                  .10
2005                        .30                     2011                  .05
2006                        .30
================================================================================

*     From the commencement of operations.

The Adviser has not agreed to reimburse Virginia Dividend Advantage 2 (NNB) for any portion of its fees and expenses beyond November 30, 2011.

8.    NEW ACCOUNTING STANDARDS

FAIR VALUE MEASUREMENTS

On January 21, 2010, FASB issued changes to the authoritative guidance under U.S. GAAP for fair value measurements. The objective of this guidance is to provide guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose
i) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for both Level 2 and Level 3 positions, ii) transfers between all levels (including Level 1 and Level 2) on a gross basis (i.e., transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfer and iii) purchases, sales, issuances and settlements in the Level 3 rollforward must be shown on a gross basis rather than as one net number. The effective date of the amendment is for interim and annual periods beginning after December 15, 2009, however, the requirement to provide the Level 3 activity for purchases, sales, issuances and settlements on a gross basis will be effective for interim and annual periods beginning after December 15, 2010. At this time, management is evaluating the implications of this guidance and the impact it will have to the financial statement amounts and footnote disclosures, if any.

                                                           Nuveen Investments 85

| Financial
| Highlights

Selected data for a Common share outstanding throughout each period:

                                      INVESTMENT OPERATIONS                               LESS DISTRIBUTIONS
                   ----------------------------------------------------------------  ---------------------------
                                            DISTRIBUTIONS    DISTRIBUTIONS
                                                 FROM NET             FROM
                                               INVESTMENT          CAPITAL                  NET
        BEGINNING                               INCOME TO         GAINS TO           INVESTMENT   CAPITAL            ENDING
           COMMON                      NET   AUCTION RATE     AUCTION RATE            INCOME TO  GAINS TO            COMMON
            SHARE         NET    REALIZED/      PREFERRED        PREFERRED               COMMON    COMMON             SHARE  ENDING
        NET ASSET  INVESTMENT   UNREALIZED         SHARE-           SHARE-               SHARE-    SHARE-         NET ASSET  MARKET
            VALUE      INCOME  GAIN (LOSS)        HOLDERS(a)       HOLDERS(a) TOTAL     HOLDERS   HOLDERS  TOTAL      VALUE   VALUE
====================================================================================================================================
MARYLAND PREMIUM INCOME (NMY)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2010       $13.58        $.84        $1.10          $(.02)           $  --    $1.92       $(.73)    $  --  $(.73)    $14.77  $14.43
2009        14.19         .89         (.67)          (.16)            (.01)     .05        (.63)     (.03)  (.66)     13.58   12.68
2008        14.57         .88         (.41)          (.24)              --      .23        (.61)       --   (.61)     14.19   13.10
2007        14.47         .88          .12           (.23)              --      .77        (.67)       --   (.67)     14.57   14.84
2006        15.12         .89         (.56)          (.18)              --      .15        (.78)     (.02)  (.80)     14.47   14.52

MARYLAND DIVIDEND ADVANTAGE (NFM)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2010        13.01         .89         1.26           (.02)              --     2.13        (.76)       --   (.76)     14.38   14.30
2009        14.12         .95        (1.19)          (.17)              --     (.41)       (.70)       --   (.70)     13.01   13.05
2008        14.65         .95         (.54)          (.24)              --      .17        (.70)       --   (.70)     14.12   14.19
2007        14.57         .95          .12           (.24)              --      .83        (.75)       --   (.75)     14.65   15.28
2006        15.13         .95         (.47)          (.19)              --      .29        (.85)       --   (.85)     14.57   15.19
====================================================================================================================================

                                                                                                             AUCTION RATE PREFERRED
                                                                                                               SHARES AND MUNIFUND
              AUCTION RATE PREFERRED SHARES                    MUNIFUND TERM PREFERRED SHARES                 TERM PREFERRED SHARES
                     AT END OF PERIOD                                AT END OF PERIOD                           AT END OF PERIOD
           -----------------------------------  -----------------------------------------------------------  -----------------------
             AGGREGATE                            AGGREGATE                  ENDING    AVERAGE
                AMOUNT  LIQUIDATION      ASSET       AMOUNT  LIQUIDATION     MARKET     MARKET        ASSET
           OUTSTANDING        VALUE   COVERAGE  OUTSTANDING        VALUE      VALUE      VALUE     COVERAGE   ASSET COVERAGE PER $1
                 (000)    PER SHARE  PER SHARE        (000)    PER SHARE  PER SHARE  PER SHARE    PER SHARE  LIQUIDATION PREFERENCE
====================================================================================================================================
MARYLAND PREMIUM INCOME (NMY)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2010           $32,975      $25,000    $79,788      $38,775       $10.00     $10.00     $10.01*      $31.92                   $3.19
2009            70,875       25,000     75,972           --           --         --         --           --                      --
2008            79,100       25,000     72,722           --           --         --         --           --                      --
2007            79,100       25,000     73,990           --           --         --         --           --                      --
2006            79,100       25,000     73,620           --           --         --         --           --                      --

MARYLAND DIVIDEND ADVANTAGE (NFM)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2010                --           --         --       26,485        10.00      10.01      10.01**      32.77                      --
2009            25,825       25,000     77,766           --           --         --         --           --                      --
2008            32,000       25,000     71,172           --           --         --         --           --                      --
2007            32,000       25,000     72,860           --           --         --         --           --                      --
2006            32,000       25,000     72,470           --           --         --         --           --                      --
====================================================================================================================================

86 Nuveen Investments

                                                                        RATIOS/SUPPLEMENTAL DATA
                                    ------------------------------------------------------------------------------------------------
                                                     RATIOS TO AVERAGE NET ASSETS        RATIOS TO AVERAGE NET ASSETS
                                                      APPLICABLE TO COMMON SHARES         APPLICABLE TO COMMON SHARES
                TOTAL RETURNS                           BEFORE REIMBURSEMENT(c)            AFTER REIMBURSEMENT(c)(d)
             -------------------                  ----------------------------------  ----------------------------------
                           BASED          ENDING
                              ON             NET
              BASED       COMMON          ASSETS
                 ON    SHARE NET      APPLICABLE   EXPENSES     EXPENSES         NET   EXPENSES     EXPENSES         NET  PORTFOLIO
             MARKET        ASSET       TO COMMON  INCLUDING    EXCLUDING  INVESTMENT  INCLUDING    EXCLUDING  INVESTMENT   TURNOVER
              VALUE(b)     VALUE(b) SHARES (000)   INTEREST(e)  INTEREST      INCOME   INTEREST(e)  INTEREST      INCOME       RATE
====================================================================================================================================
MARYLAND PREMIUM INCOME (NMY)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2010          19.89%       14.44%       $157,243       1.49%        1.20%       5.88%       N/A%         N/A%        N/A%         2%
2009           2.57          .66         144,504       1.35         1.30        6.80        N/A          N/A         N/A          5
2008          (7.55)        1.63         150,994       1.25         1.24        6.13        N/A          N/A         N/A         14
2007           6.96         5.35         155,004       1.27         1.23        5.95        N/A          N/A         N/A         13
2016          (2.94)        1.08         153,834       1.23         1.23        6.05        N/A          N/A         N/A         13

MARYLAND DIVIDEND ADVANTAGE
------------------------------------------------------------------------------------------------------------------------------------
(NFM) Year Ended 5/31:
2010          15.78        16.68          60,308       1.43         1.21        6.27       1.31         1.09        6.39          4
2009          (2.48)       (2.52)         54,507       1.42         1.36        7.37       1.20         1.15        7.59          5
2008          (2.31)        1.25          59,100       1.30         1.28        6.39       1.01         1.00        6.67         12
2007           5.51         5.74          61,261       1.30         1.26        6.06        .95          .91        6.41         12
2006           2.51         1.95          60,762       1.26         1.26        5.99        .83          .83        6.42         14
====================================================================================================================================

(a)   The amounts shown are based on Common share equivalents.

(b) Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized. Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

(c) Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders; Net Investment Income ratios reflect income earned and expenses incurred on assets attributable to Auction Rate Preferred shares and/or MuniFund Term Preferred shares, where applicable.

(d) After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund's net cash on deposit with the custodian bank, where applicable.

(e) The expense ratios in the above table reflect, among other things, payments to MuniFund Term Preferred shareholders and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Footnote 1 - MuniFund Term Preferred Shares and Inverse Floating Rate Securities, respectively.

* For the period January 29, 2010 (first issuance date of shares) through May 31, 2010.

** For the period April 13, 2010 (first issuance date of shares) through May 31, 2010.

N/A   Fund does not have a contractual reimbursement with the Adviser.

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                           Nuveen Investments 87

| Financial
| Highlights (continued)

Selected data for a Common share outstanding throughout each period:

                                      INVESTMENT OPERATIONS                               LESS DISTRIBUTIONS
                   ----------------------------------------------------------------  ---------------------------
                                            DISTRIBUTIONS    DISTRIBUTIONS
                                                 FROM NET             FROM
                                               INVESTMENT          CAPITAL                  NET
        BEGINNING                               INCOME TO         GAINS TO           INVESTMENT   CAPITAL            ENDING
           COMMON                      NET   AUCTION RATE     AUCTION RATE            INCOME TO  GAINS TO            COMMON
            SHARE         NET    REALIZED/      PREFERRED        PREFERRED               COMMON    COMMON             SHARE  ENDING
        NET ASSET  INVESTMENT   UNREALIZED         SHARE-           SHARE-               SHARE-    SHARE-         NET ASSET  MARKET
            VALUE      INCOME  GAIN (LOSS)        HOLDERS(a)       HOLDERS(a) TOTAL     HOLDERS   HOLDERS  TOTAL      VALUE   VALUE
====================================================================================================================================
MARYLAND DIVIDEND ADVANTAGE 2 (NZR)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2010       $13.15        $.90       $ 1.21          $(.03)           $  --    $2.08       $(.76)    $  --  $(.76)    $14.47  $15.00
2009        14.29         .95        (1.19)          (.16)            (.01)    (.41)       (.70)     (.03)  (.73)     13.15   12.69
2008        14.81         .94         (.48)          (.24)            (.01)     .21        (.70)     (.03)  (.73)     14.29   14.25
2007        14.76         .94          .10           (.23)              --      .81        (.76)       --   (.76)     14.81   15.38
2006        15.45         .94         (.59)          (.18)              --      .17        (.83)     (.03)  (.86)     14.76   14.76

MARYLAND DIVIDEND ADVANTAGE 3 (NWI)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2010        13.30         .84         1.22           (.03)              --     2.03        (.74)       --   (.74)     14.59   14.19
2009        14.02         .89         (.78)          (.16)            (.01)    (.06)       (.64)     (.02)  (.66)     13.30   12.56
2008        14.48         .89         (.49)          (.23)              --      .17        (.63)       --   (.63)     14.02   13.01
2007        14.33         .88          .16           (.22)              --      .82        (.67)       --   (.67)     14.48   14.74
2006        14.82         .86         (.46)          (.18)              --      .22        (.71)       --   (.71)     14.33   13.85
====================================================================================================================================

                                                                                                             AUCTION RATE PREFERRED
                                                                                                               SHARES AND MUNIFUND
              AUCTION RATE PREFERRED SHARES                    MUNIFUND TERM PREFERRED SHARES                 TERM PREFERRED SHARES
                     AT END OF PERIOD                                AT END OF PERIOD                           AT END OF PERIOD
           -----------------------------------  -----------------------------------------------------------  -----------------------
             AGGREGATE                            AGGREGATE                  ENDING    AVERAGE
                AMOUNT  LIQUIDATION      ASSET       AMOUNT  LIQUIDATION     MARKET     MARKET        ASSET
           OUTSTANDING        VALUE   COVERAGE  OUTSTANDING        VALUE      VALUE      VALUE     COVERAGE   ASSET COVERAGE PER $1
                 (000)    PER SHARE  PER SHARE        (000)    PER SHARE  PER SHARE  PER SHARE    PER SHARE  LIQUIDATION PREFERENCE
====================================================================================================================================
MARYLAND DIVIDEND ADVANTAGE 2 (NZR)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2010           $    --      $    --    $    --      $27,300       $10.00      $9.97      $9.96*      $32.25                     $--
2009            26,625       25,000     76,817           --           --         --         --           --                      --
2008            32,000       25,000     71,813           --           --         --         --           --                      --
2007            32,000       25,000     73,488           --           --         --         --           --                      --
2006            32,000       25,000     73,224           --           --         --         --           --                      --

MARYLAND DIVIDEND ADVANTAGE 3 (NWI)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2010            14,825       25,000     80,078       20,700        10.00      10.02      10.04**      32.03                    3.20
2009            35,000       25,000     75,951           --           --         --         --           --                      --
2008            39,000       25,000     73,208           --           --         --         --           --                      --
2007            39,000       25,000     74,769           --           --         --         --           --                      --
2006            39,000       25,000     74,237           --           --         --         --           --                      --
====================================================================================================================================

88 Nuveen Investments

                                                                      RATIOS/SUPPLEMENTAL DATA
                                  --------------------------------------------------------------------------------------------------
                                                   RATIOS TO AVERAGE NET ASSETS        RATIOS TO AVERAGE NET ASSETS
                                                    APPLICABLE TO COMMON SHARES         APPLICABLE TO COMMON SHARES
              TOTAL RETURNS                           BEFORE REIMBURSEMENT(c)            AFTER REIMBURSEMENT(c)(d)
           -------------------                  ----------------------------------  ----------------------------------
                         BASED          ENDING
                            ON             NET
            BASED       COMMON          ASSETS
               ON    SHARE NET      APPLICABLE   EXPENSES     EXPENSES         NET   EXPENSES     EXPENSES         NET  PORTFOLIO
           MARKET        ASSET       TO COMMON  INCLUDING    EXCLUDING  INVESTMENT  INCLUDING    EXCLUDING  INVESTMENT   TURNOVER
            VALUE(b)     VALUE(b) SHARES (000)   INTEREST(e)  INTEREST      INCOME   INTEREST(e)  INTEREST      INCOME       RATE
====================================================================================================================================
MARYLAND DIVIDEND ADVANTAGE 2 (NZR)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2010        24.89%       16.13%        $60,749       1.47%        1.24%       6.21%      1.29%        1.06%       6.38%         2%
2009        (5.21)       (2.43)         55,185       1.41         1.36        7.16       1.15         1.10        7.42          6
2008        (2.30)        1.54          59,921       1.29         1.28        6.18        .96          .94        6.51         13
2007         9.32         5.56          62,064       1.32         1.28        5.86        .91          .87        6.27         10
2006         1.13         1.14          61,726       1.25         1.25        5.76        .79          .79        6.21         15

MARYLAND DIVIDEND ADVANTAGE 3 (NWI)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2010        19.24        15.53          78,266       1.47         1.22        5.78       1.31         1.06        5.94         --***
2009         2.35         (.05)         71,332       1.38         1.33        6.70       1.08         1.03        7.00          5
2008        (7.38)        1.24          75,205       1.26         1.25        5.86        .86          .85        6.27         13
2007        11.47         5.75          77,640       1.28         1.24        5.52        .80          .76        6.00         11
2006         1.09         1.55          76,809       1.23         1.23        5.41        .75          .75        5.89         14
====================================================================================================================================

(a)   The amounts shown are based on Common share equivalents.

(b) Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

      Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

(c) Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders; Net Investment Income ratios reflect income earned and expenses incurred on assets attributable to Auction Rate Preferred shares and/or MuniFund Term Preferred shares, where applicable.

(d) After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund's net cash on deposit with the custodian bank, where applicable.

(e) The expense ratios reflect, among other things, payments to MuniFund Term Preferred shareholders and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Footnote 1 -MuniFund Term Preferred Shares and Inverse Floating Rate Securities, respectively.

* For the period April 9, 2010 (first issuance date of shares) through May 31, 2010.

** For the period February 23, 2010 (first issuance date of shares) through May 31, 2010.

***   Rounds to less than 1%.

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                           Nuveen Investments 89

 | Financial
 | Highlights (continued)

Selected data for a Common share outstanding throughout each period:

                                                      INVESTMENT OPERATIONS
                               -------------------------------------------------------------------
                                                        DISTRIBUTIONS     DISTRIBUTIONS
                                                             FROM NET              FROM
                                                           INVESTMENT           CAPITAL
                    BEGINNING                               INCOME TO          GAINS TO
                       COMMON                      NET   AUCTION RATE      AUCTION RATE
                        SHARE         NET    REALIZED/      PREFERRED         PREFERRED
                    NET ASSET  INVESTMENT   UNREALIZED         SHARE-            SHARE-
                        VALUE      INCOME  GAIN (LOSS)        HOLDERS(a)        HOLDERS(a)   TOTAL
===================================================================================================
VIRGINIA PREMIUM INCOME (NPV)
---------------------------------------------------------------------------------------------------
Year Ended 5/31:
2010                   $13.76        $.88        $ .93          $(.03)            $  --      $1.78
2009                    14.39         .90         (.66)          (.15)             (.02)       .07
2008                    14.89         .88         (.40)          (.22)             (.03)       .23
2007                    14.89         .88          .07           (.23)               --*       .72
2006                    15.82         .88         (.59)          (.15)             (.03)       .11

VIRGINIA DIVIDEND ADVANTAGE (NGB)
---------------------------------------------------------------------------------------------------
Year Ended 5/31:
2010                    13.04         .84         1.11           (.02)               --       1.93
2009                    14.21         .93        (1.23)          (.17)               --*      (.47)
2008                    14.98         .95         (.67)          (.22)             (.03)       .03
2007                    14.91         .96          .14           (.24)               --        .86
2006                    15.52         .97         (.54)          (.17)               --        .26
===================================================================================================



                                  LESS DISTRIBUTIONS
                             -----------------------------
                                    NET
                             INVESTMENT    CAPITAL              ENDING
                              INCOME TO   GAINS TO              COMMON
                                 COMMON     COMMON               SHARE  ENDING
                                 SHARE-     SHARE-           NET ASSET  MARKET
                                HOLDERS    HOLDERS   TOTAL       VALUE   VALUE
===============================================================================
VIRGINIA PREMIUM INCOME (NPV)
-------------------------------------------------------------------------------
Year Ended 5/31:
2010                              $(.81)     $  --   $(.81)     $14.73  $15.85
2009                               (.65)      (.05)   (.70)      13.76   14.36
2008                               (.64)      (.09)   (.73)      14.39   14.04
2007                               (.70)      (.02)   (.72)      14.89   15.24
2006                               (.80)      (.24)  (1.04)      14.89   14.91

VIRGINIA DIVIDEND ADVANT AGE (NGB)
-------------------------------------------------------------------------------
Year Ended 5/31:
2010                               (.76)        --    (.76)      14.21   15.14
2009                               (.69)      (.01)   (.70)      13.04   14.00
2008                               (.70)      (.10)   (.80)      14.21   14.81
2007                               (.79)        --    (.79)      14.98   17.51
2006                               (.87)        --    (.87)      14.91   17.10
===============================================================================

                            AUCTION RATE PREFERRED SHARES                     MUNIFUND TERM PREFERRED SHARES
                                  AT END OF PERIOD                                  AT END OF PERIOD
                         -----------------------------------  ------------------------------------------------------------
                           AGGREGATE                            AGGREGATE                  ENDING    AVERAGE
                              AMOUNT  LIQUIDATION      ASSET       AMOUNT  LIQUIDATION     MARKET     MARKET         ASSET
                         OUTSTANDING        VALUE   COVERAGE  OUTSTANDING        VALUE      VALUE      VALUE      COVERAGE
                               (000)    PER SHARE  PER SHARE        (000)    PER SHARE  PER SHARE  PER SHARE     PER SHARE
===========================================================================================================================
VIRGINIA PREMIUM INCOME (NPV)
---------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2010                         $25,550      $25,000    $82,269      $32,205       $10.00     $10.00     $10.00**      $32.91
2009                          63,800       25,000     73,244           --           --         --         --            --
2008                          63,800       25,000     75,357           --           --         --         --            --
2007                          63,800       25,000     77,077           --           --         --         --            --
2006                          63,800       25,000     76,970           --           --         --         --            --

VIRGINIA DIVIDEND ADVANTAGE (NGB)
---------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2010                              --           --         --       22,800        10.00      10.09      10.13***      29.57
2009                          21,750       25,000     71,989           --           --         --         --            --
2008                          24,000       25,000     71,367           --           --         --         --            --
2007                          24,000       25,000     73,862           --           --         --         --            --
2006                          24,000       25,000     73,568           --           --         --         --            --
===========================================================================================================================


                            AUCTION RATE PREFERRED SHARES
                         AND MUNIFUND TERM PREFERRED SHARES
                                  AT END OF PERIOD
                         -----------------------------------
                                      ASSET COVERAGE PER $1
                                     LIQUIDATION PREFERENCE
=============================================================
VIRGINIA PREMIUM INCOME (NPV)
-------------------------------------------------------------
Year Ended 5/31:
2010                                                  $3.29
2009                                                     --
2008                                                     --
2007                                                     --
2006                                                     --

VIRGINIA DIVIDEND ADVANTAGE (NGB)
-------------------------------------------------------------
Year Ended 5/31:
2010                                                     --
2009                                                     --
2008                                                     --
2007                                                     --
2006                                                     --
=============================================================

90 Nuveen Investments

                                                              RATIOS/SUPPLEMENTAL DATA
                                                  ---------------------------------------------------
                                                                    RATIOS TO AVERAGE NET ASSETS
                                                                    APPLICABLE TO COMMON SHARES
                            TOTAL RETURNS                             BEFORE REIMBURSEMENT(c)
                         --------------------                   ------------------------------------
                                        BASED           ENDING
                                           ON              NET
                          BASED        COMMON           ASSETS
                             ON     SHARE NET       APPLICABLE   EXPENSES       EXPENSES         NET
                         MARKET         ASSET        TO COMMON  INCLUDING      EXCLUDING  INVESTMENT
                          VALUE(b)      VALUE(b)  SHARES (000)   INTEREST(e)    INTEREST      INCOME
=====================================================================================================
VIRGINIA PREMIUM INCOME (NPV)
-----------------------------------------------------------------------------------------------------
Year Ended 5/31:
2010                      16.60%        13.19%        $132,302       1.45%          1.20%       6.14%
2009                       8.05           .88          123,119       1.36           1.28        6.82
2008                      (2.94)         1.56          128,512       1.25           1.23        6.02
2007                       7.18          4.89          132,900       1.20           1.20        5.80
2006                      (9.98)         0.71          132,626       1.19           1.19        5.75

VIRGINIA DIVIDEND ADVANTAGE (NGB)
-----------------------------------------------------------------------------------------------------
Year Ended 5/31:
2010                      14.13         15.13           44,612       2.19           1.38        5.94
2009                       (.01)        (2.92)          40,881       1.47           1.38        7.17
2008                     (10.58)          .23           44,512       1.30           1.28        6.28
2007                       7.24          5.82           46,908       1.27           1.27        5.99
2006                       5.86          1.74           46,626       1.26           1.26        5.93
=====================================================================================================



                                    RATIOS/SUPPLEMENTAL DATA
                         ------------------------------------------------
                             RATIOS TO AVERAGE NET ASSETS
                             APPLICABLE TO COMMON SHARES
                              AFTER REIMBURSEMENT(c)(d)
                         ------------------------------------
                          EXPENSES       EXPENSES         NET  PORTFOLIO
                         INCLUDING      EXCLUDING  INVESTMENT   TURNOVER
                          INTEREST(e)    INTEREST      INCOME       RATE
=========================================================================
VIRGINIA PREMIUM INCOME (NPV)
-------------------------------------------------------------------------
Year Ended 5/31:
2010                           N/A%           N/A%        N/A%         3%
2009                           N/A            N/A         N/A          6
2008                           N/A            N/A         N/A         14
2007                           N/A            N/A         N/A         16
2006                           N/A            N/A         N/A         16

VIRGINIA DIVIDEND ADVANTAGE (NGB)
-------------------------------------------------------------------------
Year Ended 5/31:
2010                          2.06           1.25        6.07          2
2009                          1.26           1.18        7.38          4
2008                          1.03           1.01        6.56         10
2007                           .92            .92        6.34         23
2006                           .84            .84        6.36         16
=========================================================================

(a)   The amounts shown are based on Common share equivalents.

(b) Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

      Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

(c) Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders; Net Investment Income ratios reflect income earned and expenses incurred on assets attributable to Auction Rate Preferred shares and/or MuniFund Term Preferred shares, where applicable.

(d) After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund's net cash on deposit with the custodian bank, where applicable.

(e) The expense ratios reflect, among other things, payments to MuniFund Term Preferred shareholders and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Footnote 1 -MuniFund Term Preferred Shares and Inverse Floating Rate Securities, respectively.

*     Rounds to less than $.01 per share.

** For the period January 26, 2010 (first issuance date of shares) through May 31, 2010.

*** For the period November 18, 2009 (first issuance date of shares) through May 31, 2010.

N/A   Fund does not have a contractual reimbursement with the Adviser.

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                           Nuveen Investments 91

| Financial
| Highlights (continued)

Selected data for a Common share outstanding throughout each period:

                                       INVESTMENT OPERATIONS                             LESS DISTRIBUTIONS
                  ---------------------------------------------------------------  -----------------------------
                                            DISTRIBUTIONS   DISTRIBUTIONS
                                                 FROM NET            FROM
                                               INVESTMENT         CAPITAL                 NET
       BEGINNING                                INCOME TO        GAINS TO          INVESTMENT    CAPITAL             ENDING
          COMMON                      NET    AUCTION RATE    AUCTION RATE           INCOME TO   GAINS TO             COMMON
           SHARE         NET    REALIZED/       PREFERRED       PREFERRED              COMMON     COMMON              SHARE  ENDING
       NET ASSET  INVESTMENT   UNREALIZED          SHARE-          SHARE-              SHARE-     SHARE-          NET ASSET  MARKET
           VALUE      INCOME  GAIN (LOSS)      HOLDERS(a)      HOLDERS(a)   TOTAL     HOLDERS    HOLDERS   TOTAL      VALUE   VALUE
------------------------------------------------------------------------------------------------------------------------------------
VIRGINIA DIVIDEND ADVANTAGE 2 (NNB)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2010      $13.36        $.84       $ 1.15           $(.01)          $  --   $1.98       $(.78)     $  --   $(.78)    $14.56  $15.15
2009       14.39         .97        (1.11)           (.16)             --*   (.30)       (.72)      (.01)   (.73)     13.36   13.98
2008       15.08         .96         (.61)           (.24)           (.02)    .09        (.72)      (.06)   (.78)     14.39   14.65
2007       15.02         .96          .11            (.24)             --     .83        (.77)        --    (.77)     15.08   16.73
2006       15.70         .95         (.52)           (.18)           (.01)    .24        (.85)      (.07)   (.92)     15.02   16.40
====================================================================================================================================



                       AUCTION RATE PREFERRED SHARES                       MUNIFUND TERM PREFERRED SHARES
                              AT END OF PERIOD                                   AT END OF PERIOD
                   -------------------------------------   --------------------------------------------------------------
                     AGGREGATE                               AGGREGATE                    ENDING     AVERAGE
                        AMOUNT   LIQUIDATION       ASSET        AMOUNT   LIQUIDATION      MARKET      MARKET        ASSET
                   OUTSTANDING         VALUE    COVERAGE   OUTSTANDING         VALUE       VALUE       VALUE     COVERAGE
                         (000)     PER SHARE   PER SHARE         (000)     PER SHARE   PER SHARE   PER SHARE    PER SHARE
-------------------------------------------------------------------------------------------------------------------------
VIRGINIA DIVIDEND ADVANTAGE 2 (NNB)
-------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2010                   $    --       $    --     $    --       $43,200        $10.00      $10.08      $10.12**    $29.39
2009                    41,175        25,000      71,586            --            --          --          --          --
2008                    42,000        25,000      74,090            --            --          --          --          --
2007                    42,000        25,000      76,418            --            --          --          --          --
2006                    42,000        25,000      76,123            --            --          --          --          --
=========================================================================================================================

92 Nuveen Investments

                                                                     RATIOS/SUPPLEMENTAL DATA
                                 --------------------------------------------------------------------------------------------------
                                                  RATIOS TO AVERAGE NET ASSETS         RATIOS TO AVERAGE NET ASSETS
                                                   APPLICABLE TO COMMON SHARES          APPLICABLE TO COMMON SHARES
             TOTAL RETURNS                           BEFORE REIMBURSEMENT(c)             AFTER REIMBURSEMENT(c)(d)
          -------------------                  -----------------------------------  -----------------------------------
                        BASED          ENDING
                           ON             NET
             BASED     COMMON          ASSETS
                ON  SHARE NET      APPLICABLE     EXPENSES    EXPENSES         NET     EXPENSES    EXPENSES         NET  PORTFOLIO
            MARKET      ASSET       TO COMMON    INCLUDING   EXCLUDING  INVESTMENT    INCLUDING   EXCLUDING  INVESTMENT   TURNOVER
          VALUE(b)      VALUE(b) SHARES (000)  INTEREST(e)    INTEREST      INCOME  INTEREST(e)    INTEREST      INCOME       RATE
-----------------------------------------------------------------------------------------------------------------------------------
VIRGINIA DIVIDEND ADVANTAGE 2 (NNB)
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2010         14.48%     15.15%        $83,765         2.15%       1.28%       5.77%        1.96%       1.09%       5.96%         2%
2009           .96      (1.78)         76,726         1.39        1.31        7.21         1.11        1.03        7.49          4
2008         (7.58)       .63          82,472         1.24        1.22        6.21          .91         .89        6.55         10
2007          6.96       5.60          86,382         1.21        1.21        5.89          .80         .80        6.29         19
2006          3.45       1.53          85,887         1.19        1.19        5.75          .75         .75        6.19         10
===================================================================================================================================

(a)   The amounts shown are based on Common share equivalents.

(b) Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

      Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

(c) Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders; Net Investment Income ratios reflect income earned and expenses incurred on assets attributable to Auction Rate Preferred shares and/or MuniFund Term Preferred shares, where applicable.

(d) After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund's net cash on deposit with the custodian bank, where applicable.

(e) The expense ratios reflect, among other things, payments to MuniFund Term Preferred shareholders and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Footnote 1 -MuniFund Term Preferred Shares and Inverse Floating Rate Securities, respectively.

*     Rounds to less than $.01 per share.

** For the period November 4, 2009 (first issuance date of shares) through May 31, 2010.

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                           Nuveen Investments 93

Board Members & Officers

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board Members of the Funds. The number of board members of the Fund is currently set at nine. None of the board members who are not "interested" persons of the Funds (referred to herein as "independent board members") has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the board members and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

------------------------------------------------------------------------------------------------------------------------------------
                                                                  NUMBER            PRINCIPAL
                                                    YEAR FIRST    OF PORTFOLIOS     OCCUPATION(S)
   NAME,                                            ELECTED OR    IN FUND COMPLEX   INCLUDING OTHER
   BIRTHDATE                    POSITION(S) HELD    APPOINTED     OVERSEEN BY       DIRECTORSHIPS
   & ADDRESS                    WITH THE FUNDS      AND TERM(1)   BOARD MEMBER      DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT BOARD MEMBERS:
   ROBERT P. BREMNER(2)                                                             Private Investor and Management Consultant;
   8/22/40                      Chairman of                                         Treasurer and Director, Humanities Council of
   333 W. Wacker Drive          the Board           1996                200         Washington, D.C.
   Chicago, IL 60606            and Board Member

   JACK B. EVANS                                                                    President, The Hall-Perrine Foundation, a
   10/22/48                                                                         private philanthropic corporation (since 1996);
   333 W. Wacker Drive          Board Member        1999                200         Director and Chairman, United Fire Group, a
   Chicago, IL 60606                                                                publicly held company; President Pro Tem of the
                                                                                    Board of Regents for the State of Iowa
                                                                                    University System; Director, Gazette Companies;
                                                                                    Life Trustee of Coe College and the Iowa College
                                                                                    Foundation; formerly, Director, Alliant Energy;
                                                                                    formerly, Director, Federal Reserve Bank of
                                                                                    Chicago; formerly, President and Chief Operating
                                                                                    Officer, SCI Financial Group, Inc., a regional
                                                                                    financial services firm.

   WILLIAM C. HUNTER                                                                Dean, Tippie College of Business, University of
   3/6/48                                                                           Iowa (since 2006); Director (since 2004) of
   333 W. Wacker Drive          Board Member        2004                200         Xerox Corporation; Director (since 2005), Beta
   Chicago, IL 60606                                                                Gamma Sigma International Honor Society;
                                                                                    formerly, Dean and Distinguished Professor of
                                                                                    Finance, School of Business at the University of
                                                                                    Connecticut (2003-2006); previously, Senior Vice
                                                                                    President and Director of Research at the
                                                                                    Federal Reserve Bank of Chicago (1995-2003);
                                                                                    Director, SS&C Technologies, Inc. (May
                                                                                    2005-October 2005); formerly, Director
                                                                                    (1997-2007), Credit Research Center at
                                                                                    Georgetown University.

   DAVID J. KUNDERT(2)                                                              Director, Northwestern Mutual Wealth Management
   10/28/42                                                                         Company; retired (since 2004) as Chairman,
   333 W. Wacker Drive          Board Member        2005                200         JPMorgan Fleming Asset Management, President and
   Chicago, IL 60606                                                                CEO, Banc One Investment Advisors Corporation,
                                                                                    and President, One Group Mutual Funds; prior
                                                                                    thereto, Executive Vice President, Banc One
                                                                                    Corporation and Chairman and CEO, Banc One
                                                                                    Investment Management Group; Member, Board of
                                                                                    Regents, Luther College; member of the Wisconsin
                                                                                    Bar Association; member of Board of Directors,
                                                                                    Friends of Boerner Botanical Gardens; member of
                                                                                    Board of Directors and chair of Investment
                                                                                    Committee, Greater Milwaukee Foundation.

   WILLIAM J. SCHNEIDER(2)                                                          Chairman of Miller-Valentine Partners Ltd., a
   9/24/44                                                                          real estate investment company; formerly, Senior
   333 W. Wacker Drive          Board Member        1997                200         Partner and Chief Operating Officer (retired,
   Chicago, IL 60606                                                                2004) of Miller-Valentine Group; member,
                                                                                    University of Dayton Business School Advisory
                                                                                    Council;member, Mid-America Health System board;
                                                                                    formerly, member and chair, Dayton Philharmonic
                                                                                    Orchestra Association; formerly, member,
                                                                                    Business Advisory Council, Cleveland Federal
                                                                                    Reserve Bank; formerly, Director, Dayton
                                                                                    Development Coalition.

94 Nuveen Investments

------------------------------------------------------------------------------------------------------------------------------------
                                                                  NUMBER            PRINCIPAL
                                                    YEAR FIRST    OF PORTFOLIOS     OCCUPATION(S)
   NAME,                                            ELECTED OR    IN FUND COMPLEX   INCLUDING OTHER
   BIRTHDATE                    POSITION(S) HELD    APPOINTED     OVERSEEN BY       DIRECTORSHIPS
   & ADDRESS                    WITH THE FUNDS      AND TERM(1)   BOARD MEMBER      DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT BOARD MEMBERS:
   JUDITH M. STOCKDALE                                                              Executive Director, Gaylord and Dorothy
   12/29/47                                                                         Donnelley Foundation (since 1994); prior
   333 W. Wacker Drive          Board Member        1997                200         thereto, Executive Director, Great Lakes
   Chicago, IL 60606                                                                Protection Fund (1990-1994).

   CAROLE E. STONE(2)                                                               Director, Chicago Board Options Exchange (since
   6/28/47                                                                          2006); Director, C2 Options Exchange,
   333 W. Wacker Drive          Board Member        2007                200         Incorporated (since 2009); Commissioner, New
   Chicago, IL 60606                                                                York State Commission on Public Authority Reform
                                                                                    (since 2005); formerly, Chair, New York Racing
                                                                                    Association Oversight Board (2005-2007).

   TERENCE J. TOTH(2)
   9/29/59                                                                          Director, Legal & General Investment Management
   333 W. Wacker Drive          Board Member        2008                200         America, Inc. (since 2008); Managing Partner,
   Chicago, IL 60606                                                                Promus Capital (since 2008); formerly, CEO and
                                                                                    President, Northern Trust Global Investments
                                                                                    (2004-2007); Executive Vice President,
                                                                                    Quantitative Management & Securities Lending
                                                                                    (2000-2004); prior thereto, various positions
                                                                                    with Northern Trust Company (since 1994);
                                                                                    member: Goodman Theatre Board (since 2004),
                                                                                    Chicago Fellowship Boards (since 2005),
                                                                                    University of Illinois Leadership Council Board
                                                                                    (since 2007) and Catalyst Schools of Chicago
                                                                                    Board (since 2008); formerly, member: Northern
                                                                                    Trust Mutual Funds Board (2005-2007), Northern
                                                                                    Trust Global Investments Board (2004-2007),
                                                                                    Northern Trust Japan Board (2004-2007), Northern
                                                                                    Trust Securities Inc. Board (2003-2007) and
                                                                                    Northern Trust Hong Kong Board (1997-2004).

INTERESTED BOARD MEMBER:
   JOHN P. AMBOIAN(3)                                                               Chief Executive Officer (since July 2007),
   6/14/61                                                                          Director (since 1999) and Chairman (since 2007)
   333 W. Wacker Drive          Board Member        2008                200         of Nuveen Investments, Inc.; Chief Executive
   Chicago, IL 60606                                                                Officer (since 2007) of Nuveen Asset Management,
                                                                                    Nuveen Investments Advisors, Inc.; President
                                                                                    (since 2005) of Nuveen Commodities Asset
                                                                                    Management, LLC.

                                                           Nuveen Investments 95

------------------------------------------------------------------------------------------------------------------------------------
                                                                  NUMBER
                                                                  OF PORTFOLIOS
   NAME,                                            YEAR FIRST    IN FUND COMPLEX   PRINCIPAL
   BIRTHDATE                    POSITION(S) HELD    ELECTED OR    OVERSEEN          OCCUPATION(S)
   AND ADDRESS                  WITH THE FUNDS      APPOINTED(4)  BY OFFICER        DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUNDS:
   GIFFORD R. ZIMMERMAN                                                             Managing Director (since 2002), Assistant
   9/9/56                       Chief                                               Secretary and Associate General Counsel of
   333 W. Wacker Drive          Administrative      1988                200         Nuveen Investments, LLC; Managing Director,
   Chicago, IL 60606            Officer                                             Associate General Counsel and Assistant
                                                                                    Secretary, of Nuveen Asset Management (since
                                                                                    2002) and of Symphony Asset Management LLC,
                                                                                    (since 2003); Vice President and Assistant
                                                                                    Secretary of NWQ Investment Management Company,
                                                                                    LLC. (since 2002), Nuveen Investments Advisers
                                                                                    Inc. (since 2002), Tradewinds Global Investors,
                                                                                    LLC, and Santa Barbara Asset Management, LLC
                                                                                    (since 2006), Nuveen HydePark Group LLC and
                                                                                    Nuveen Investment Solutions, Inc. (since 2007);
                                                                                    Managing Director (since 2004) and Assistant
                                                                                    Secretary (since 1994) of Nuveen Investments,
                                                                                    Inc.; Managing Director (since 2005) of Nuveen
                                                                                    Commodities Asset Management, LLC; Chartered
                                                                                    Financial Analyst.

   WILLIAM ADAMS IV                                                                 Executive Vice President of Nuveen Investments,
   6/9/55                                                                           Inc.; Executive Vice President, U.S. Structured
   333 W. Wacker Drive          Vice President      2007                125         Products of Nuveen Investments, LLC, (since
   Chicago, IL 60606                                                                1999),; Executive Vice President (since 2005)
                                                                                    of Nuveen Commodities Asset Management, LLC.

   CEDRIC H. ANTOSIEWICZ                                                            Managing Director, (since 2004), previously,
   1/11/62                                                                          Vice President (1993-2004) of Nuveen
   333 W. Wacker Drive          Vice President      2007                125         Investments, LLC.
   Chicago, IL 60606

   NIZIDA ARRIAGA                                                                   Senior Vice President of Nuveen Investments, LLC
   6/1/68                                                                           (since 2010); formerly, Vice President
   333 W. Wacker Drive          Vice President      2009                200         (2007-2010); previously, Portfolio Manager,
   Chicago, IL 60606                                                                Allstate Investments, LLC (1996-2006); Chartered
                                                                                    Financial Analyst.

   MICHAEL T. ATKINSON                                                              Vice President (since 2002) of Nuveen
   2/3/66                       Vice President                                      Investments, LLC.; Vice President of Nuveen
   333 W. Wacker Drive          and Assistant       2000                200         Asset Management (since 2005).
   Chicago, IL 60606            Secretary

   MARGO L. COOK                                                                    Executive Vice President (since Oct 2008) of
   4/11/64                                                                          Nuveen Investments, Inc.; previously, Head of
   333 W. Wacker Drive          Vice President      2009                200         Institutional Asset Management (2007-2008) of
   Chicago, IL 60606                                                                Bear Stearns Asset Management; Head of
                                                                                    Institutional Asset Mgt (1986-2007) of Bank of
                                                                                    NY Mellon; Chartered Financial Analyst.

   LORNA C. FERGUSON                                                                Managing Director (since 2004) of Nuveen
   10/24/45                                                                         Investments, LLC and Managing Director (since
   333 W. Wacker Drive          Vice President      1998                200         2005) of Nuveen Asset Management.
   Chicago, IL 60606

   STEPHEN D. FOY                                                                   Senior Vice President (since 2010), formerly,
   5/31/54                      Vice President                                      Vice President (1993-2010) and Funds Controller
   333 W. Wacker Drive          and Controller      1998                200         (since 1998) of Nuveen Investments, LLC; Vice
   Chicago, IL 60606                                                                President (2005-2010) of Nuveen Asset
                                                                                    Management; Certified Public Accountant.

   SCOTT S. GRACE                                                                   Managing Director, Corporate Finance &
   8/20/70                      Vice President                                      Development, Treasurer (since September 2009) of
   333 W. Wacker Drive          and Treasurer       2009                200         Nuveen Investments, LLC; Managing Director and
   Chicago, IL 60606                                                                Treasurer of Nuveen Asset Management (since
                                                                                    2009); formerly, Treasurer (2006-2009), Senior
                                                                                    Vice President (2008-2009), previously, Vice
                                                                                    President (2006-2008) of Janus Capital Group,
                                                                                    Inc.; formerly, Senior Associate in Morgan
                                                                                    Stanley's Global Financial Services Group
                                                                                    (2000-2003); Chartered Accountant Designation.

96 Nuveen Investments

------------------------------------------------------------------------------------------------------------------------------------
                                                                  NUMBER
                                                                  OF PORTFOLIOS
   NAME,                                            YEAR FIRST    IN FUND COMPLEX   PRINCIPAL
   BIRTHDATE                    POSITION(S) HELD    ELECTED OR    OVERSEEN          OCCUPATION(S)
   AND ADDRESS                  WITH THE FUNDS      APPOINTED(4)  BY OFFICER        DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUNDS:

   WILLIAM T. HUFFMAN                                                               Chief Operating Officer, Municipal Fixed Income
   5/7/69                                                                           (since 2008) of Nuveen Asset Management;
   333 W. Wacker Drive          Vice President      2009                136         previously, Chairman, President and Chief
   Chicago, IL 60606                                                                Executive Officer (2002 - 2007) of Northern
                                                                                    Trust Global Advisors, Inc. and Chief Executive
                                                                                    Officer (2007) of Northern Trust Global
                                                                                    Investments Limited; Certified Public
                                                                                    Accountant.

   WALTER M. KELLY                                                                  Senior Vice President (since 2008), Vice
   2/24/70                      Chief Compliance                                    President (2006-2008) formerly, Assistant Vice
   333 W. Wacker Drive          Officer and         2003                200         President and Assistant General Counsel
   Chicago, IL 60606            Vice President                                      (2003-2006) of Nuveen Investments, LLC; Senior
                                                                                    Vice President (since 2008), formerly, Vice
                                                                                    President (2006-2008) and Assistant Secretary
                                                                                    (since 2008) of Nuveen Asset Management.

   DAVID J. LAMB                                                                    Senior Vice President (since 2009), formerly,
   3/22/63                                                                          Vice President (2000-2009) of Nuveen
   333 W. Wacker Drive          Vice President      2000                200         Investments, LLC; Vice President (since 2005) of
   Chicago, IL 60606                                                                Nuveen Asset Management; Certified Public
                                                                                    Accountant.

   TINA M. LAZAR                                                                    Senior Vice President (since 2009), formerly,
   8/27/61                                                                          Vice President of Nuveen Investments, LLC
   333 W. Wacker Drive          Vice President      2002                200         (1999-2009); Vice President of Nuveen Asset
   Chicago, IL 60606                                                                Management (since 2005).

   LARRY W. MARTIN                                                                  Senior Vice President (since 2010), formerly,
   7/27/51                      Vice President                                      Vice President (1993-2010), Assistant Secretary
   333 W. Wacker Drive          and Assistant       1988                200         and Assistant General Counsel of Nuveen
   Chicago, IL 60606            Secretary                                           Investments, LLC; Vice President (since 2005)
                                                                                    and Assistant Secretary of Nuveen Investments,
                                                                                    Inc.; Vice President (since 2005) and Assistant
                                                                                    Secretary (since 1997) of Nuveen Asset
                                                                                    Management; Vice President and Assistant
                                                                                    Secretary of Nuveen Investments Advisers Inc.
                                                                                    (since 2002); NWQ Investment Management Company,
                                                                                    LLC (since 2002), Symphony Asset Management LLC
                                                                                    (since 2003), Tradewinds Global Investors, LLC,
                                                                                    Santa Barbara Asset Management LLC (since 2006)
                                                                                    and of Nuveen HydePark Group, LLC and Nuveen
                                                                                    Investment Solutions, Inc. (since 2007).

   KEVIN J. MCCARTHY                                                                Managing Director (since 2008), formerly, Vice
   3/26/66                      Vice President                                      President (2007-2008), Nuveen Investments, LLC;
   333 W. Wacker Drive          and Secretary       2007                200         Managing Director (since 2008), formerly, Vice
   Chicago, IL 60606                                                                President, and Assistant Secretary, Nuveen Asset
                                                                                    Management, and Nuveen Investments Holdings,
                                                                                    Inc.; Vice President (since 2007) and Assistant
                                                                                    Secretary, Nuveen Investment Advisers Inc., NWQ
                                                                                    Investment Management Company, LLC, Tradewinds
                                                                                    Global Investors LLC, NWQ Holdings, LLC,
                                                                                    Symphony Asset Management LLC, Santa Barbara
                                                                                    Asset Management LLC, Nuveen HydePark Group, LLC
                                                                                    and Nuveen Investment Solutions, Inc. (since
                                                                                    2007); prior thereto, Partner, Bell, Boyd &
                                                                                    Lloyd LLP (1997-2007).

   JOHN V. MILLER                                                                   Chief Investment Officer and Managing Director
   4/10/67                                                                          (since 2007), formerly, Vice President
   333 W. Wacker Drive          Vice President      2007                136         (2002-2007) of Nuveen Asset Management and
   Chicago, IL 60606                                                                Managing Director (since 2007), formerly Vice
                                                                                    President (2002-2007) Nuveen Investments, LLC;
                                                                                    Chartered Financial Analyst.

                                                           Nuveen Investments 97

------------------------------------------------------------------------------------------------------------------------------------
                                                                  NUMBER
                                                                  OF PORTFOLIOS
   NAME,                                            YEAR FIRST    IN FUND COMPLEX   PRINCIPAL
   BIRTHDATE                    POSITION(S) HELD    ELECTED OR    OVERSEEN          OCCUPATION(S)
   AND ADDRESS                  WITH THE FUNDS      APPOINTED(4)  BY OFFICER        DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUNDS:

   GREGORY MINO                                                                     Senior Vice President (since 2010) of Nuveen
   1/4/71                                                                           Investments, LLC, formerly, Vice President
   333 W. Wacker Drive          Vice President      2009                200         (2008-2010); previously, Director (2004-2007)
   Chicago, IL 60606                                                                and Executive Director (2007-2008) of UBS Global
                                                                                    Asset Management; previously, Vice President
                                                                                    (2000-2003) and Director (2003-2004) of Merrill
                                                                                    Lynch Investment Managers; Chartered Financial
                                                                                    Analyst.

   CHRISTOPHER M. ROHRBACHER                                                        Vice President, Nuveen Investments, LLC (since
   8/1/71                       Vice President                                      2008); Vice President and Assistant Secretary,
   333 W. Wacker Drive          and Assistant       2008                200         Nuveen Asset Management (since 2008); prior
   Chicago, IL 60606            Secretary                                           thereto, Associate, Skadden, Arps, Slate,
                                                                                    Meagher & Flom LLP (2002-2008).

   JAMES F. RUANE                                                                   Vice President, Nuveen Investments, LLC (since
   7/3/62                       Vice President                                      2007); prior thereto, Partner, Deloitte & Touche
   333 W. Wacker Drive          and Assistant       2007                200         USA LLP (2005-2007), formerly, senior tax
   Chicago, IL 60606            Secretary                                           manager (2002-2005); Certified Public
                                                                                    Accountant.

   MARK L. WINGET                                                                   Vice President, Nuveen Investments, LLC (since
   12/21/68                     Vice President                                      2008); Vice President and Assistant Secretary,
   333 W. Wacker Drive          and Assistant       2008                200         Nuveen Asset Management (since 2008); prior
   Chicago, IL 60606            Secretary                                           thereto, Counsel, Vedder Price P.C. (1997-2007).

(1) Board Members serve three year terms, except for two board members who are elected by the holders of Preferred Shares. The Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders' meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares to serve until the next annual shareholders' meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The first year elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(2) Also serves as a trustee of the Nuveen Diversified Commodity Fund, a Nuveen-sponsored commodity pool that has filed a registration statement on Form S-1 with the SEC for a proposed initial public offering. The S-1 has not been declared effective, and the commodity pool has not commenced operations.

(3) Mr. Amboian is an interested trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.

(4) Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

98 Nuveen Investments

Annual Investment Management Agreement Approval Process

The Investment Company Act of 1940, as amended (the "1940 ACT"), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund's board members, including by a vote of a majority of the board members who are not parties to the advisory agreement or "interested persons" of any parties (the "INDEPENDENT BOARD MEMBERS"), cast in person at a meeting called for the purpose of considering such approval. In connection with such approvals, the fund's board members must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the advisory agreement. Accordingly, at a meeting held on May 25-26, 2010 (the "MAY MEETING"), the Boards of Trustees or Directors (as the case may be) (each a "BOARD" and each Trustee or Director, a "BOARD MEMBER") of the Funds, including a majority of the Independent Board Members, considered and approved the continuation of the advisory agreements (each an "ADVISORY AGREEMENT") between each Fund and Nuveen Asset Management ("NAM") for an additional one-year period. In preparation for their considerations at the May Meeting, the Board also held a separate meeting on April 21-22, 2010 (the "APRIL MEETING"). Accordingly, the factors considered and determinations made regarding the renewals by the Independent Board Members include those made at the April Meeting.

In addition, in evaluating the Advisory Agreements, the Independent Board Members reviewed a broad range of information relating to the Funds and NAM, including absolute and comparative performance, fee and expense information for the Funds (as described in more detail below), the profitability of Nuveen for its advisory activities (which includes its wholly owned subsidiaries), and other information regarding the organization, personnel, and services provided by NAM. The Independent Board Members also met quarterly as well as at other times as the need arose during the year and took into account the information provided at such meetings and the knowledge gained therefrom. Prior to approving the renewal of the Advisory Agreements, the Independent Board Members reviewed the foregoing information with their independent legal counsel and with management, reviewed materials from independent legal counsel describing applicable law and their duties in reviewing advisory contracts, and met with independent legal counsel in private sessions without management present. The Independent Board Members considered the legal advice provided by independent legal counsel and relied upon their knowledge of NAM, its services and the Funds resulting from their meetings and other interactions throughout the year and their own business judgment in determining the factors to be considered in evaluating the Advisory Agreements. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund's Advisory Agreement. The Independent Board Members did not identify any single factor as

                                                           Nuveen Investments 99
all-important or controlling. The Independent Board Members' considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A.    NATURE, EXTENT AND QUALITY OF SERVICES

In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of NAM's services, including advisory services and administrative services. The Independent Board Members reviewed materials outlining, among other things, NAM's organization and business; the types of services that NAM or its affiliates provide and are expected to provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and any initiatives Nuveen had taken for the applicable fund product line, including continued activities to refinance auction rate preferred securities, manage leverage during periods of market turbulence and implement an enhanced leverage management process, modify investment mandates in light of market conditions and seek shareholder approval as necessary, maintain the fund share repurchase program and maintain shareholder communications to keep shareholders apprised of Nuveen's efforts in refinancing preferred shares. In addition to the foregoing, the Independent Board Members also noted the additional services that NAM or its affiliates provide to closed-end funds, including, in particular, Nuveen's continued commitment to supporting the secondary market for the common shares of its closed-end funds through a variety of programs designed to raise investor and analyst awareness and understanding of closed-end funds. These efforts include maintaining an investor relations program to provide timely information and education to financial advisers and investors; providing marketing for the closed-end funds; maintaining and enhancing a closed-end fund website; participating in conferences and having direct communications with analysts and financial advisors.

As part of their review, the Independent Board Members also evaluated the background, experience and track record of NAM's investment personnel. In this regard, the Independent Board Members considered any changes in the personnel, and the impact on the level of services provided to the Funds, if any. The Independent Board Members also reviewed information regarding portfolio manager compensation arrangements to evaluate NAM's ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an incentive for taking undue risks.

In addition to advisory services, the Independent Board Members considered the quality of administrative services provided by NAM and its affiliates including product management, fund administration, oversight of service providers, shareholder services, administration of Board relations, regulatory and portfolio compliance and legal support. Given the importance of compliance, the Independent Board Members also considered NAM's compliance program, including the report of the chief compliance officer regarding the Funds' compliance policies and procedures.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the respective Funds under the Advisory Agreements were satisfactory.

100 Nuveen Investments

B.    THE INVESTMENT PERFORMANCE OF THE FUNDS AND NAM

The Board considered the performance results of each Fund over various time periods. The Board reviewed, among other things, each Fund's historic investment performance as well as information comparing the Fund's performance information with that of other funds (the "PERFORMANCE PEER GROUP") based on data provided by an independent provider of mutual fund data and with recognized and/or customized benchmarks. In this regard, the Board reviewed each Fund's total return information compared to its Performance Peer Group for the quarter, one-, three- and five-year periods ending December 31, 2009 and for the same periods ending March 31, 2010 (or for the periods available for Funds that did not exist during part of the foregoing time frame). In addition, the Board reviewed each Fund's total return information compared to recognized and/or customized benchmarks for the quarter, one- and three-year periods ending December 31, 2009 and for the same periods ending March 31, 2010 (or for the periods available for Funds that did not exist during part of the foregoing time frame). Moreover, the Board reviewed the peer ranking of the Nuveen municipal funds advised by NAM in the aggregate. The Independent Board Members also reviewed historic premium and discount levels. This information supplemented the Fund performance information provided to the Board at each of its quarterly meetings.

In reviewing peer comparison information, the Independent Board Members recognized that the Performance Peer Group of certain funds may not adequately represent the objectives and strategies of the funds, thereby limiting the usefulness of comparing a fund's performance with that of its Performance Peer Group. In this regard, the Independent Board Members considered that the Performance Peer Groups of certain funds (including the Funds) were classified as having significant differences from such funds based on considerations such as special fund objectives, potential investable universe and the composition of the peer set (E.G., the number and size of competing funds and number of competing managers).

Based on their review, the Independent Board Members determined that each Fund's investment performance over time had been satisfactory. The Independent Board Members noted that although each Fund underperformed its respective benchmark in the three-year period, each Fund outperformed the performance of its respective benchmark in the one-year period.

C.    FEES, EXPENSES AND PROFITABILITY

      1.    FEES AND EXPENSES

      The Board evaluated the management fees and expenses of each Fund reviewing, among other things, such Fund's gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the fee and expenses of a comparable universe of unaffiliated funds based on data provided by an independent fund data provider (the "PEER UNIVERSE") and in certain cases, to a more focused subset of funds in the Peer Universe (the "PEER GROUP") and any expense limitations.

      The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe and/or Peer Group. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as: the asset level of a fund

                                                          Nuveen Investments 101
      relative to peers; the limited size and particular composition of the Peer Universe or Peer Group; the investment objectives of the peers; expense anomalies; changes in the funds comprising the Peer Universe or Peer Group from year to year; levels of reimbursement; the timing of information used; the differences in the type and use of leverage; and differences in the states reflected in the Peer Universe or Peer Group may impact the comparative data, thereby limiting the ability to make a meaningful comparison with peers.

      In reviewing the fee schedule for a Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen (applicable, in particular, for certain closed-end funds launched since 1999). Except as set forth in the following sentence, the Independent Board Members noted that the Funds had net management fees and/or net expense ratios below, at or near (within 5 basis points or less) the peer averages of their Peer Group or Peer Universe. The Nuveen Maryland Premium Income Municipal Fund and the Nuveen Virginia Premium Income Municipal Fund had net advisory fees above the peer average but net expense ratios below the peer expense ratio average.

      Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund's management fees were reasonable in light of the nature, extent and quality of services provided to the Fund.

      2.    COMPARISONS WITH THE FEES OF OTHER CLIENTS

      The Independent Board Members further reviewed information regarding the nature of services and fee rates offered by NAM to other clients, including municipal separately managed accounts and passively managed municipal bond exchange traded funds (ETFs) that are sub-advised by NAM. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Funds (as discussed above) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

      3.    PROFITABILITY OF NUVEEN

      In conjunction with its review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen's wholly-owned affiliated sub-advisers) and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen's advisory activities for the last two years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2009. The Independent Board Members

102 Nuveen Investments
      noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they had also appointed an Independent Board Member as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen's revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with similar amounts of assets under management and relatively comparable asset composition prepared by Nuveen.

      In reviewing profitability, the Independent Board Members recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser's particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen's methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen's investment in its fund business. Based on their review, the Independent Board Members concluded that Nuveen's level of profitability for its advisory activities was reasonable in light of the services provided.

      In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to NAM by the Funds as well as any indirect benefits (such as soft dollar arrangements, if any) NAM and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Funds, if any. See Section E below for additional information on indirect benefits NAM may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the respective Fund were reasonable.

D.    ECONOMIES OF SCALE AND WHETHER FEE LEVELS REFLECT THESE ECONOMIES OF SCALE

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase. Further, the Independent Board Members noted that although closed-end

                                                          Nuveen Investments 103
funds may from time-to-time make additional share offerings, the growth of their assets will occur primarily through the appreciation of such funds' investment portfolio.

In addition to fund-level advisory fee breakpoints, the Board also considered the Funds' complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are generally reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen's costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

E.    INDIRECT BENEFITS

In evaluating fees, the Independent Board Members received and considered information regarding potential "fall out" or ancillary benefits NAM or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Independent Board Members considered any revenues received by affiliates of NAM for serving as agent at Nuveen's trading desk and as co-manager in initial public offerings of new closed-end funds.

In addition to the above, the Independent Board Members considered whether NAM received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to NAM in managing the assets of the Funds and other clients. The Independent Board Members noted that NAM does not currently have any soft dollar arrangements; however, to the extent certain bona fide agency transactions that occur on markets that traditionally trade on a principal basis and riskless principal transactions are considered as generating "commissions," NAM intends to comply with the applicable safe harbor provisions.

Based on their review, the Independent Board Members concluded that any indirect benefits received by NAM as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F.    OTHER CONSIDERATIONS

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of the Advisory Agreements are fair and reasonable, that NAM's fees are reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

104 Nuveen Investments

Reinvest Automatically
Easily and Conveniently

NUVEEN MAKES REINVESTING EASY. A PHONE CALL IS ALL IT TAKES TO SET UP YOUR REINVESTMENT ACCOUNT.

NUVEEN CLOSED-END FUNDS AUTOMATIC REINVESTMENT PLAN

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

EASY AND CONVENIENT

To make recordkeeping easy and convenient, each quarter you'll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

HOW SHARES ARE PURCHASED

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund's shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares' net asset value or 95% of the shares' market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may

                                                          Nuveen Investments 105

Reinvest Automatically
Easily and Conveniently (continued)

exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBLE

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your financial advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

CALL TODAY TO START REINVESTING DISTRIBUTIONS

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

106 Nuveen Investments

Glossary of Terms
Used in this Report

o AUCTION RATE BOND: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have "failed," with current holders receiving a formula-based interest rate until the next scheduled auction.

o AVERAGE ANNUAL TOTAL RETURN: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

o AVERAGE EFFECTIVE MATURITY: The average of the number of years to maturity of the bonds in a Fund's portfolio, computed by weighting each bond's time to maturity (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions unless an escrow account has been established to redeem the bond before maturity. The market value weighting for an investment in an inverse floating rate security is the value of the portfolio's residual interest in the inverse floating rate trust, and does not include the value of the floating rate securities issued by the trust.

o INVERSE FLOATERS: Inverse floating rate securities, also known as inverse floaters, are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond's par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an "inverse floater") to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates' holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond's downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond's value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

                                                          Nuveen Investments 107

Glossary of Terms
Used in this Report (continued)

o LEVERAGE-ADJUSTED DURATION: Duration is a measure of the expected period over which a bond's principal and interest will be paid, and consequently is a measure of the sensitivity of a bond's or bond Fund's value to changes when market interest rates change. Generally, the longer a bond's or Fund's duration, the more the price of the bond or Fund will change as interest rates change. Leverage-adjusted duration takes into account the leveraging process for a Fund and therefore is longer than the duration of the Fund's portfolio of bonds.

o MARKET YIELD (ALSO KNOWN AS DIVIDEND YIELD OR CURRENT YIELD): An investment's current annualized dividend divided by its current market price.

o NET ASSET VALUE (NAV): A Fund's NAV per common share is calculated by subtracting the liabilities of the Fund (including any Preferred shares issued in order to leverage the Fund) from its total assets and then dividing the remainder by the number of common shares outstanding. Fund NAVs are calculated at the end of each business day.

o PRE-REFUNDING: Pre-refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond's credit rating and thus its value.

o TAXABLE-EQUIVALENT YIELD: The yield necessary from a fully taxable investment to equal, on an after-tax basis, the yield of a municipal bond investment.

o ZERO COUPON BOND: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Tax-exempt income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

108 Nuveen Investments

Other Useful Information

BOARD OF TRUSTEES
John P. Amboian
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Judith M. Stockdale
Carole E. Stone
Terence J. Toth

FUND MANAGER
Nuveen Asset Management
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN
State Street Bank & Trust
Company
Boston, MA

TRANSFER AGENT AND SHAREHOLDER SERVICES
State Street Bank & Trust
Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

LEGAL COUNSEL
Chapman and Cutler LLP
Chicago, IL

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
Chicago, IL

QUARTERLY PORTFOLIO OF INVESTMENTS AND PROXY VOTING INFORMATION

You may obtain (i) each Fund's quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the twelve-month period ended June 30, 2009, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public References Section at 100 F Street NE, Washington, D.C. 20549.

CEO CERTIFICATION DISCLOSURE

Each Fund's Chief Executive Officer has submitted to the New York Stock Exchange ("NYSE") the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

COMMON AND PREFERRED SHARE INFORMATION

Each Fund intends to repurchase and/or redeem shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. During the period covered by this report, the Funds repurchased and/or redeemed shares of their common and/or preferred stock as shown in the accompanying table.

          COMMON SHARES   PREFERRED SHARES
   FUND     REPURCHASED           REDEEMED

    NMY              --              1,516
    NFM              --              1,033
    NZR              --              1,065
    NWI              --                807
    NPV              --              1,530
    NGB              --                780
    NNB              --              1,647

Any future repurchases and/or redemptions will be reported to shareholders in the next annual or semi-annual report.

                                                          Nuveen Investments 109

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, longterm investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

FOCUSED ON MEETING INVESTOR NEEDS.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. We market our growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, Nuveen Investments managed approximately $150 billion of assets on March 31, 2010.

FIND OUT HOW WE CAN HELP YOU.

To learn more about the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or NUVEEN INVESTMENTS, 333 W. WACKER DR., CHICAGO, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: WWW.NUVEEN.COM/CEF

o  Share prices

o  Fund details

o  Daily financial news

o  Investor education

o  Interactive planning tools

Distributed by
Nuveen Investments, LLC
333 West Wacker Drive
Chicago, IL 60606
www.nuveen.com

EAN-A-0510D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/CEF/Info/Shareholder. (To view the code, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors or Trustees ("Board") determined that the registrant has at least one "audit committee financial expert" (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant's audit committee financial expert is Jack B. Evans, who is "independent" for purposes of Item 3 of Form N-CSR.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser ("SCI"). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the "CFO") and actively supervised the CFO's preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI's financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

               Nuveen Maryland Dividend Advantage Municipal Fund 3

The following tables show the amount of fees that Ernst & Young LLP, the Fund's auditor, billed to the Fund during the Fund's last two full fiscal years. For engagements with Ernst & Young LLP the Audit Committee approved in advance all audit services and non-audit services that Ernst & Young LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the "pre-approval exception"). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

               SERVICES THAT THE FUND'S AUDITOR BILLED TO THE FUND


                          AUDIT FEES BILLED            AUDIT-RELATED FEES                   TAX FEES              ALL OTHER FEES
FISCAL YEAR ENDED            TO FUND (1)               BILLED TO FUND (2)              BILLED TO FUND (3)       BILLED TO FUND (4)
------------------------------------------------------------------------------------------------------------------------------------
May 31, 2010                   $ 11,036                 $ 15,000                             $ 0                     $ 850
------------------------------------------------------------------------------------------------------------------------------------
Percentage approved                  0%                       0%                              0%                        0%
pursuant to
pre-approval
exception
------------------------------------------------------------------------------------------------------------------------------------
May 31, 2009                   $ 10,899                 $      0                             $ 0                     $ 850
------------------------------------------------------------------------------------------------------------------------------------
Percentage approved                  0%                       0%                              0%                        0%
pursuant to
pre-approval
exception
------------------------------------------------------------------------------------------------------------------------------------

(1) "Audit Fees" are the aggregate fees billed for professional services for the audit of the Fund's annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2) "Audit Related Fees" are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under "Audit Fees".

(3) "Tax Fees" are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.

(4) "All Other Fees" are the aggregate fees billed for products and services for agreed upon procedures engagements performed for leveraged funds.

                 SERVICES THAT THE FUND'S AUDITOR BILLED TO THE
                  ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by Ernst & Young LLP to Nuveen Asset Management ("NAM" or the "Adviser"), and any entity controlling, controlled by or under common control with NAM that provides ongoing services to the Fund ("Affiliated Fund Service Provider"), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Ernst & Young LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and
(C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the Fund's audit is completed.


FISCAL YEAR ENDED                                    AUDIT-RELATED FEES           TAX FEES BILLED TO                ALL OTHER FEES
                                                   BILLED TO ADVISER AND              ADVISER AND                 BILLED TO ADVISER
                                                      AFFILIATED FUND               AFFILIATED FUND              AND AFFILIATED FUND
                                                     SERVICE PROVIDERS             SERVICE PROVIDERS              SERVICE PROVIDERS
------------------------------------------------------------------------------------------------------------------------------------
May 31, 2010                                                $ 0                          $ 0                              $ 0
------------------------------------------------------------------------------------------------------------------------------------
Percentage approved                                          0%                           0%                               0%
pursuant to
pre-approval
exception
------------------------------------------------------------------------------------------------------------------------------------
May 31, 2009                                                $ 0                          $ 0                              $ 0
------------------------------------------------------------------------------------------------------------------------------------
Percentage approved                                          0%                           0%                               0%
pursuant to
pre-approval
exception
------------------------------------------------------------------------------------------------------------------------------------

                               NON-AUDIT SERVICES

The following table shows the amount of fees that Ernst & Young LLP billed during the Fund's last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that Ernst & Young LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund's operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from Ernst & Young LLP about any non-audit services that Ernst & Young LLP rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Ernst & Young LLP's independence.

FISCAL YEAR ENDED                                             TOTAL NON-AUDIT FEES
                                                              BILLED TO ADVISER AND
                                                             AFFILIATED FUND SERVICE          TOTAL NON-AUDIT FEES
                                                             PROVIDERS (ENGAGEMENTS          BILLED TO ADVISER AND
                                                             RELATED DIRECTLY TO THE        AFFILIATED FUND SERVICE
                                 TOTAL NON-AUDIT FEES       OPERATIONS AND FINANCIAL          PROVIDERS (ALL OTHER
                                    BILLED TO FUND           REPORTING OF THE FUND)               ENGAGEMENTS)                TOTAL
------------------------------------------------------------------------------------------------------------------------------------
May 31, 2010                             $ 850                         $ 0                            $ 0                     $ 850
May 31, 2009                             $ 850                         $ 0                            $ 0                     $ 850

"Non-Audit Fees billed to Fund" for both fiscal year ends represent "Tax Fees" and "All Other Fees" billed to Fund in their respective amounts from the previous table.


Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund's independent accountants and (ii) all audit and non-audit services to be performed by the Fund's independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant's Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Robert P. Bremner, Jack B. Evans, Terence J. Toth, William J. Schneider and David J. Kundert.

ITEM 6. SCHEDULE OF INVESTMENTS.

      a)  See Portfolio of Investments in Item 1.

      b)  Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The registrant invests its assets primarily in municipal bonds and cash management securities. On rare occasions the registrant may acquire, directly or through a special purpose vehicle, equity securities of a municipal bond issuer whose bonds the registrant already owns when such bonds have deteriorated or are expected shortly to deteriorate significantly in credit quality. The purpose of acquiring equity securities generally will be to acquire control of the municipal bond issuer and to seek to prevent the credit deterioration or facilitate the liquidation or other workout of the distressed issuer's credit problem. In the course of exercising control of a distressed municipal issuer, NAM may pursue the registrant's interests in a variety of ways, which may entail negotiating and executing consents, agreements and other arrangements, and otherwise influencing the management of the issuer. NAM does not consider such activities proxy voting for purposes of Rule 206(4)-6 under the 1940 Act, but nevertheless provides reports to the registrant's Board on its control activities on a quarterly basis.

In the rare event that a municipal issuer were to issue a proxy or that the registrant were to receive a proxy issued by a cash management security, NAM would either engage an independent third party to determine how the proxy should be voted or vote the proxy with the consent, or based on the instructions, of the registrant's Board or its representative. A member of NAM's legal department would oversee the administration of the voting, and ensure that records were maintained in accordance with Rule 206(4)-6, reports were filed with the SEC on Form N-PX, and the results provided to the registrant's Board and made available to shareholders as required by applicable rules.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

THE PORTFOLIO MANAGER

The following individual has primary responsibility for the day-to-day implementation of the registrant's investment strategies:

NAME                 FUND
Cathryn P. Steeves   Nuveen Maryland Dividend Advantage Municipal Fund 3

Other Accounts Managed. In addition to managing the registrant, the portfolio manager is also primarily responsible for the day-to-day portfolio management of the following accounts:

                    TYPE OF ACCOUNT                    NUMBER OF
PORTFOLIO MANAGER   MANAGED                            ACCOUNTS   ASSETS*
--------------------------------------------------------------------------------
Cathryn P. Steeves  Registered Investment Company      44         $8.256 billion
                    Other Pooled Investment Vehicles   0          $0
                    Other Accounts                     0          $0

* Assets are as of May 31, 2010. None of the assets in these accounts are subject to an advisory fee based on performance.

Compensation. Each portfolio manager's compensation consists of three basic elements--base salary, cash bonus and long-term incentive compensation. The compensation strategy is to annually compare overall compensation to the market in order to create a compensation structure that is competitive and consistent with similar financial services companies. As discussed below, several factors are considered in determining each portfolio manager's total compensation. In any year these factors may include, among others, the effectiveness of the investment strategies recommended by the portfolio manager's investment team, the investment performance of the accounts managed by the portfolio manager, and the overall performance of Nuveen Investments, Inc. (the parent company of NAM). Although investment performance is a factor in determining the portfolio manager's compensation, it is not necessarily a decisive factor. The portfolio manager's performance is evaluated in part by comparing manager's performance against a specified investment benchmark. This fund-specific benchmark is a customized subset (limited to bonds in each Fund's specific state and with certain maturity parameters) of the S&P/Investortools Municipal Bond index, an index comprised of bonds held by managed municipal bond fund customers of Standard & Poor's Securities Pricing, Inc. that are priced daily and whose fund holdings aggregate at least $2 million. As of May 31, 2010, the S&P/Investortools Municipal Bond index was comprised of 55,306 securities with an aggregate current market value of $1,205 billion.

Base salary. Each portfolio manager is paid a base salary that is set at a level determined by NAM in accordance with its overall compensation strategy discussed above. NAM is not under any current contractual obligation to increase a portfolio manager's base salary.

Cash bonus. Each portfolio manager is also eligible to receive an annual cash bonus. The level of this bonus is based upon evaluations and determinations made by each portfolio manager's supervisors, along with reviews submitted by his peers. These reviews and evaluations often take into account a number of factors, including the effectiveness of the investment strategies recommended to the NAM's investment team, the performance of the accounts for which he serves as portfolio manager relative to any benchmarks established for those accounts, his effectiveness in communicating investment performance to stockholders and their representatives, and his contribution to the NAM's investment process and to the execution of investment strategies. The cash bonus component is also impacted by the overall performance of Nuveen Investments, Inc. in achieving its business objectives.

Long-term incentive compensation. In connection with the acquisition of Nuveen Investments, Inc., by a group of investors lead by Madison Dearborn Partners in November 2007, certain employees, including portfolio managers, received profit interests in Nuveen's parent. These profit interests entitle the holders to participate in the appreciation in the value of Nuveen beyond the issue date and vest over five to seven years, or earlier in the case of a liquidity event. In addition, in July 2009, Nuveen Investments created and funded a trust, as part of a newly-established incentive program, which purchased shares of certain Nuveen Mutual Funds and awarded such shares, subject to vesting, to certain employees, including portfolio managers.

Material Conflicts of Interest. Each portfolio manager's simultaneous management of the registrant and the other accounts noted above may present actual or apparent conflicts of interest with respect to the allocation and aggregation of securities orders placed on behalf of the Registrant and the other account. NAM, however, believes that such potential conflicts are mitigated by the fact that the NAM has adopted several policies that address potential conflicts of interest, including best execution and trade allocation policies that are designed to ensure (1) that portfolio management is seeking the best price for portfolio securities under the circumstances, (2) fair and equitable allocation of investment opportunities among accounts over time and (3) compliance with applicable regulatory requirements. All accounts are to be treated in a non-preferential manner, such that allocations are not based upon account performance, fee structure or preference of the portfolio manager, although the allocation procedures may provide allocation preferences to funds with special characteristics (such as favoring state funds versus national funds for allocations of in-state bonds). In addition, NAM has adopted a Code of Conduct that sets forth policies regarding conflicts of interest.

Beneficial Ownership of Securities. As of May 31, 2010, the portfolio manager beneficially owned the following dollar range of equity securities issued by the Registrant and other Nuveen Funds managed by NAM's municipal investment team.

                                                                                                 DOLLAR RANGE OF
                                                                                   DOLLAR        EQUITY SECURITIES
                                                                                   RANGE OF      BENEFICIALLY OWNED
                                                                                   EQUITY        IN THE REMAINDER OF
                                                                                   SECURITIES    NUVEEN FUNDS
                                                                                   BENEFICIALLY  MANAGED BY NAM'S
NAME OF PORTFOLIO                                                                  OWNED IN      MUNICIPAL
MANAGER              FUND                                                          FUND          INVESTMENT TEAM
-----------------------------------------------------------------------------------------------------------------------
Cathryn P. Steeves   Nuveen Maryland Dividend Advantage Municipal Fund 3           $0            $10,001-$50,000

PORTFOLIO MANAGER BIO:

Cathryn P. Steeves, PhD, Senior Vice President of NAM, is currently a portfolio manager for 45 state-specific municipal bond funds. She joined Nuveen in 1996 and worked as a senior analyst in the healthcare sector. Ms. Steeves has an undergraduate degree from Wake Forest University as well as an MA, an MPhil and a PhD from Columbia University.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board implemented after the registrant last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act")
          (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant's website at www.nuveen.com/CEF/Info/ Shareholder and there were no amendments during the period covered by this report. (To view the code, click on Fund Governance and then Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Maryland Dividend Advantage Municipal Fund 3
            -----------------------------------------------------------

By (Signature and Title)  /s/ Kevin J. McCarthy
                         ----------------------------------------------
                          Kevin J. McCarthy
                          Vice President and Secretary

Date: August 6, 2010
    -------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)  /s/ Gifford R. Zimmerman
                         ----------------------------------------------
                          Gifford R. Zimmerman
                          Chief Administrative Officer
                          (principal executive officer)

Date: August 6, 2010
    -------------------------------------------------------------------

By (Signature and Title)  /s/ Stephen D. Foy
                         ----------------------------------------------
                          Stephen D. Foy
                          Vice President and Controller
                          (principal financial officer)

Date: August 6, 2010
    -------------------------------------------------------------------